MassMutual Institutional Funds – Letter to Shareholders
To Our Shareholders

John V. Murphy
“One by-product of this spring’s correction in stocks clearly seems to be a renewed respect for earnings and other fundamental measures of value.”
August 21, 2000

Correction in Stocks Deflates Tech Values

At the beginning of the year the stock market picked up where it left off at the end of 1999, mounting a strong but narrow advance led by the favored technology, media, and telecommunications sectors. Internet fever was rampant, pushing many stocks with little more than an intriguing business concept to dizzying heights, while stocks with solid earnings in other sectors languished. Time was running out for the bulls, however, as the Federal Reserve Board continued raising short-term interest rates. Rising rates, which typically have the greatest impact on stocks with the highest valuations, finally took their toll on the market in March, April, and May. From peak to trough, the technology-heavy NASDAQ Composite Index fell 37.3%, while on April 14 the Dow Jones Industrial Average and the S&P 500® both experienced one-day drops exceeding 5%. Overall, though, the Dow and the S&P 500® escaped with relatively little damage. While the NASDAQ suffered a setback of bear market proportions, the S&P 500® lost just 1.5%, and the Dow actually gained 5.0%, as investors shifted their assets from New Economy to Old Economy stocks during the first two quarters of 2000.

Late in May, following the latest rate hike by the Fed, there was a widespread sense that interest rates might have reached a plateau, and stocks staged a relief rally. The NASDAQ made up about half of the ground it lost during the correction. Perhaps chastened by the sting of recent losses, investors were more selective this time around, putting a higher premium on stocks with solid earnings prospects and tending to avoid the most speculative shares.

Despite the lackluster performance of stocks overall, it was a good period for actively managed funds. The average U.S. equity mutual fund, as measured by Morningstar, gained more than three percent year-to-date, easily outpacing the negative returns of the three major indices. More importantly, the average mutual fund in almost every category—from small value to large growth—was able to outperform its corresponding index. I’m happy to report that many MassMutual funds outperformed not only their benchmark indices but also the average mutual fund in their respective categories. Our small-cap funds in both value and growth styles did especially well on both an absolute and relative basis.

The Fed Keeps Raising Rates

The Federal Reserve Board, continuing a trend from 1999, raised short-term interest rates in February, March, and May. After the latest tightening, which saw rates jump by an increment of 0.50%, the target federal funds rate stood at 6.50%, while the discount rate reached 6.00%, a total increase of 100 basis points for both during the period. Several factors contributed to the Fed’s actions, including robust GDP growth in the United States, tight labor markets, strengthening economies in Europe and Asia, and higher prices for some raw materials, especially crude oil. In June, amid signs that the economy was finally beginning to slow, the Fed left rates unchanged.

Higher rates trimmed returns on most fixed-income investments during the first half of the year, with returns of around 3-4% provided by T-bills as well as short-term and core high-quality bonds. Early in the period spreads widened considerably in the long end of the market, reflecting both upward pressure on interest rates and the inversion of the yield curve and accompanying uncertainty created by the U.S. Treasury’ s buyback program. The program, a result of the government’s reduced borrowing needs, drove down the yields of long- and intermediate-term Treasury securities and contributed to a flight to quality. Spreads narrowed considerably in the final month of the period amid the general sense that the Fed might be finished tightening and investors’ diminishing concerns about the buyback program.

(Continued)
MassMutual Institutional Funds – Letter to Shareholders (Continued)

Outlook for Slower Growth

Given the normal 12 to 18-month time lag between Fed actions on interest rates and their full effects on the economy, we expect to see economic growth continue to show signs of slowing over the next six months to a year. However, a persistently strong economy or a worsening of inflation could lead to another round of tightening by the Fed. The complexity of the U.S. economy, together with the delayed effects of most policy moves, makes it extremely difficult for the Fed to know with any certainty when to stop raising interest rates. There is simply no way to predict whether we will get the “soft landing”—slower growth with no recession—that most investors are hoping for.

However, one by-product of this spring’s correction in stocks clearly seems to be a renewed respect for earnings and other fundamental measures of value. I expect this trend to continue in the second half of the year. While absolute returns might be more modest, as a slowing economy forces downward revisions in earnings estimates for many companies, actively managed funds should continue to do well on a relative basis. In a more rational investment environment, good portfolio managers can add considerable value because the market tends to reward the “right” stocks—those with the most favorable fundamental outlooks.

MassMutual Expands Fund Offerings

I’d like to announce some exciting additions to the MassMutual Institutional Funds. Through our comprehensive due diligence process, we’ve uncovered significant investor demand for a number of fund types and managers that were not previously addressed by our selections. As a result, we’ve added six new funds, listed as follows, with their managers (sub-advisers) in parentheses: Large Cap Value (Davis Selected Advisers), Aggressive Growth (Janus Capital Corporation), OTC 100 (Deutsche Asset Management/Bankers Trust Company), Focused Value (Harris Associates), Mid Cap Growth Equity II (T. Rowe Price Associates), and Emerging Growth (RS Investment Management). These new choices span a broad range of investment styles and market sectors—value vs. growth, active vs. indexed, and large-cap vs. emerging growth. All of our new managers have produced excellent long-term track records, and have passed through our extensive selection process. We will continue to monitor all of our funds carefully so that you and your participants can be assured of access to top-flight investment management talent.

John V. Murphy
President
MassMutual Institutional Funds

MassMutual Prime Fund – Portfolio Manager Report

What are the investment objectives and policies for the MassMutual Prime Fund?

The objective and policies of the Fund are to:
•	maximize current income to the extent consistent with liquidity and the preservation of capital
•	invest in a diversified portfolio of money market instruments
•	invest in high quality debt instruments with remaining maturity not to exceed 397 days
Note: This is not a money market fund.

How did the Fund perform during the first half of 2000?

The Fund’s Class S shares had a net return of 2.96%, bettering the 2.82% return available from 91-day Treasury bills.

Can you describe the investment environment during the period?

Like much of 1999, the first half of 2000 proved to be challenging for fixed-income investors. Strong economic growth, a tight labor market, extended stock valuations in a number of sectors, and higher prices for many raw materials—particularly crude oil—all contributed to the Federal Reserve Board’s decision to raise short-term interest rates in February, March, and May. In the first two instances, the Fed implemented a 0.25% increase, while in May the Fed made an even bolder policy statement when it hiked rates by an increment of 0.50%. After this latest tightening, the target federal funds rate stood at 6.50% and the discount rate was 6.00%. In June, amid evidence that the economy might be starting to slow, the Fed stood pat, keeping rates where they were.

The yield curve, a graphical depiction of the yields of fixed-income investments of various maturities, remained fairly steep at the short end. However, the curve was inverted in the intermediate and long sectors of the market, reflecting the fact that longer-term instruments had lower yields than securities with shorter maturities. This unusual situation was caused mainly by the Treasury buyback program that was announced by the U.S. Treasury early in the year. The program called for repurchasing up to $30 billion in longer-term Treasury securities by the end of 2000. In addition, issuance of new 2-year, 5-year, and 10-year notes would be reduced, as would issuance of 30-year bonds. The prospect of decreased supply and increased demand for Treasuries pushed yields lower, especially at the longer end of the market.

Spreads between 91-day T-bills and Tier 2 commercial paper widened considerably during the period, a result of the constant upward pressure on short-term rates. The spread stood at 36 basis points on December 31, 1999 and, after surging initially, carved out a range between 35 and 70 basis points for approximately the first three and one-half months of the period. By the end of May, however, the spread had widened to 130 basis points in response to the Fed’s 0.50% rate hike on May 16. Despite the decision to keep rates steady in June, the spread remained wide, reflecting uncertainty about the Fed’s near-term intentions. The average duration of the Fund’s investments during the period was 51 days, in line with the average duration of the IBC/Donohue Universe.

How did you position the Fund’s holdings during the period?

As is our normal policy, we focused our buying efforts on Tier 2 securities, which carry slightly higher risk but also higher yields than Tier 1 securities. The central goal of the Fund is to leverage the credit analysis strengths of MassMutual’s David L. Babson subsidiary to create a portfolio that can outperform most money market funds—while minimizing the added risk to shareholders. In order to accomplish this goal, we subject each Tier 2 security to extremely rigorous analysis. Vigilance about credit quality was especially important during the period because, while the credit quality of the Fund remained excellent, credit quality in the overall market deteriorated somewhat. During the period Tier 2 securities comprised anywhere from about 75% to 91% of the Fund’s holdings. When the numbers dipped toward the low end of that range, it was because we had trouble finding adequate supplies of high-quality paper to purchase.

What is your outlook?

The typical lag between Fed actions on interest rates and when those actions fully affect the economy is 12 to 18 months. The current cycle of tightening began in June 1999, and since then we’ve had six increases in rates, the latest a 0.50% hike. It is reasonable to expect some slowing in economic growth soon. A soft landing—moderate slowing with no recession—would relieve the upward pressure on rates without creating too many credit quality problems. However, the economy is like an ocean liner. It cannot turn on a dime, and steering it is not an exact science. There is always the chance that the Fed will over- or undershoot its growth targets for the economy. For our part, we will continue to try to select securities with attractive yields while remaining vigilant in our credit analysis.

MassMutual Prime Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Prime Fund Class S and 91-day Treasury Bills

MassMutual Prime Fund Total Return
			Five Year	Since Inception
	Year-To-Date	One Year	Average Annual	Average Annual
	1/1/00 - 6/30/00	7/1/99 - 6/30/00	7/1/95 - 6/30/00	10/3/94 - 6/30/00
Class S	2.96%	5.75%	5.39%	5.43%

91-Day Treasury Bills	2.82%	5.33%	5.20%	5.26%

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

Hypothetical Investments in MassMutual Prime Fund Class A, Class Y and 91-day Treasury Bills

MassMutual Prime Fund Total Return
			Since Inception
	Year-To-Date	One Year	Average Annual
	1/1/00 - 6/30/00	7/1/99 - 6/30/00	1/1/98 - 6/30/00

Class A	2.72%	5.21%	4.78%
Class Y	2.92%	5.64%	5.29%

91-Day Treasury Bills	2.82%	5.33%	5.06%

Hypothetical Investments in MassMutual Prime Fund Class L and 91-day Treasury Bills

MassMutual Prime Fund Total Return
			Since Inception
	Year-To-Date	One Year	Average Annual
	1/1/00 - 6/30/00	7/1/99 - 6/30/00	5/3/99 - 6/30/00

Class L	2.81%	5.48%	5.34%

91-Day Treasury Bills	2.82%	5.33%	5.23%

Past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Investors should note that the Fund is a professionally managed mutual fund, while 91-day Treasury Bills are unmanaged and do not incur expenses. Treasury Bills are backed by the U.S. Government and offer a fixed rate of return, while the Fund’s shares are not guaranteed. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
MassMutual Prime Fund – Portfolio of Investments

June 30, 2000 (Unaudited)

		Principal Amount	Market Value

SHORT-TERM INVESTMENTS — 100.0%
Commercial Paper — 99.3%
Atlas Copco AB
6.240%	07/05/2000	$ 9,425,000	$ 9,418,466
Atlas Copco AB
6.340%	07/26/2000	6,500,000	6,471,382
Baxter International, Inc.
6.560%	07/11/2000	14,965,000	14,937,731
Bestfoods
6.130%	07/10/2000	4,495,000	4,488,112
Burlington Northern Santa Fe Corp.
6.260%	08/21/2000	4,100,000	4,063,639
Burlington Northern Santa Fe Corp.
6.330%	07/28/2000	4,615,000	4,593,090
Case Credit Corporation
6.500%	07/20/2000	7,400,000	7,374,614
Case Credit Corporation
6.830%	08/22/2000	8,000,000	7,921,076
Case Credit Corporation
6.900%	09/11/2000	2,500,000	2,465,021
Caterpillar Financial Services Corp.
6.060%	08/16/2000	4,600,000	4,564,380
Caterpillar Financial Services Corp.
6.120%	11/14/2000	4,855,000	4,732,134
Comdisco, Inc.
6.850%	09/26/2000	8,500,000	8,356,634
Comdisco, Inc.
6.880%	07/25/2000	5,600,000	5,574,315
Comdisco, Inc.
6.900%	07/18/2000	3,325,000	3,314,166
ConAgra, Inc.
6.750%	08/08/2000	2,515,000	2,497,081
ConAgra, Inc.
6.780%	08/30/2000	5,165,000	5,104,612
ConAgra, Inc.
6.800%	08/30/2000	235,000	232,253
ConAgra, Inc.
6.820%	08/25/2000	1,980,000	1,959,369
ConAgra, Inc.
6.820%	08/29/2000	3,520,000	3,480,656
Cox Enterprises, Inc.
6.850%	07/19/2000	11,165,000	11,126,760
Crown Cork & Seal Company, Inc.
6.300%	07/14/2000	4,575,000	4,564,592

		Principal Amount	Market Value

Crown Cork & Seal Company, Inc.
6.850%	08/04/2000	$ 5,975,000	$ 5,936,345
Crown Cork & Seal Company, Inc.
6.850%	08/15/2000	7,500,000	7,435,781
CSX Corporation
6.650%	07/12/2000	10,000,000	9,979,680
CVS Corporation
6.720%	08/01/2000	11,525,000	11,458,309
Dominion Resources, Inc.
6.320%	08/10/2000	11,000,000	10,922,755
Dominion Resources, Inc.
6.890%	08/16/2000	6,400,000	6,343,655
Eastman Chemical Company
6.730%	07/18/2000	10,000,000	9,968,219
Eastman Chemical Company
6.770%	08/02/2000	5,000,000	4,969,911
Eastman Chemical Company
6.810%	07/07/2000	2,970,000	2,966,629
Enron Corp.
6.500%	07/13/2000	11,050,000	11,026,058
Enron Corp.
6.750%	08/18/2000	4,600,000	4,558,600
Finova Capital Corporation
6.210%	09/29/2000	1,715,000	1,684,871
Finova Capital Corporation
6.380%	08/11/2000	2,055,000	2,040,068
General Electric Capital Corporation
5.740%	08/25/2000	475,000	470,835
Goodyear Tire & Rubber Company
6.300%	07/31/2000	7,035,000	6,998,067
Goodyear Tire & Rubber Company
6.350%	07/28/2000	5,840,000	5,812,187
Goodyear Tire & Rubber Company
6.375%	07/27/2000	2,730,000	2,717,431
Houston Industries Finance Co. L.P.
7.020%	09/11/2000	1,200,000	1,183,210
		Principal Amount	Market Value

Houston Industries Finance Co. L.P.
7.150%	11/30/2000	$ 16,300,000	$ 15,816,460
International Paper Company
6.800%	09/25/2000	17,000,000	16,716,524
John Deere Capital Corporation
6.670%	09/21/2000	17,535,000	17,268,176
Pentair, Inc.
6.960%	09/29/2000	5,160,000	5,069,349
Praxair, Inc.
6.890%	08/11/2000	11,300,000	11,211,329
Praxair, Inc.
6.850%	08/14/2000	5,415,000	5,369,664
Public Service Company of Colorado
6.750%	07/06/2000	5,190,000	5,185,134
Public Service Company of Colorado
6.850%	09/06/2000	12,440,000	12,277,865
Public Service Electric and Gas Company
6.790%	08/07/2000	5,500,000	5,461,618
Public Service Electric and Gas Company
6.810%	08/03/2000	6,500,000	6,459,424
Public Service Electric and Gas Company
6.840%	08/04/2000	6,300,000	6,259,302
Safeway, Inc.
6.370%	07/27/2000	3,700,000	3,682,978
Safeway, Inc.
6.770%	08/17/2000	7,000,000	6,938,130
Safeway, Inc.
6.920%	08/18/2000	6,600,000	6,539,104
Solutia, Inc.
6.850%	08/08/2000	5,385,000	5,346,064
Solutia, Inc.
6.870%	08/23/2000	12,400,000	12,274,584
TRW, Inc.
6.280%	07/21/2000	6,200,000	6,178,369
TRW, Inc.
6.700%	10/30/2000	3,445,000	3,363,510
TRW, Inc.
6.750%	07/24/2000	5,000,000	4,978,438
TRW, Inc.
6.850%	09/20/2000	3,600,000	3,543,420
Union Carbide Corporation
6.820%	08/24/2000	9,000,000	8,907,930

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Prime Fund – Portfolio of Investments (Continued)

		Principal Amount	Market Value

Union Carbide Corporation
6.850%	08/14/2000	$ 1,980,000	$ 1,963,423
UOP
6.920%	11/17/2000	13,120,000	12,763,865
VF Corporation
6.180%	07/17/2000	12,135,000	12,101,670
VF Corporation
6.850%	09/01/2000	5,000,000	4,939,625
Washington Mutual Financial Corporation
6.900%	07/06/2000	3,190,000	3,186,943
Xerox Corporation
6.760%	08/02/2000	5,045,000	5,014,685
Xerox Corporation
6.900%	08/31/2000	10,000,000	9,886,333

			442,416,610

Discount Note — 0.7%
Federal Farm Credit Bank
5.750%	12/26/2000	3,285,000	3,186,715

TOTAL SHORT-TERM INVESTMENTS (Cost $445,566,790) *			445,603,325

TOTAL INVESTMENTS — 100.0%			445,603,325

Other Assets/
(Liabilities) — (0.0%)			(184,292)

NET ASSETS — 100.0%			$ 445,419,033

Notes to Portfolio of Investments
*Aggregate cost for Federal tax purposes. (Note 7).

The remainder of this page intentionally left blank.

The accompanying notes are an integral part of the financial statements.

MassMutual Prime Fund – Financial Statements

Statement of Assets and Liabilities

June 30, 2000 (Unaudited)
Assets:
Short-term investments, at value (cost $445,566,790 ) (Note 2)	$445,603,325
Cash	1,636
Receivables from:
Interest	917

Total assets	445,605,878

Liabilities:
Payables for:
Directors’ fees and expenses (Note 3)	2,187
Affiliates (Note 3):
Investment management fees	128,927
Administration fees	37,750
Service fees	4,432
Accrued expenses and other liabilities	13,549

Total liabilities	186,845

Net assets	$445,419,033

Net assets consist of:
Paid-in capital	$433,534,040
Undistributed net investment income	12,000,098
Accumulated net realized loss on investments	(78,570)
Net unrealized depreciation on investments	(36,535)

$445,419,033

Net assets:
Class A	$ 12,985,788

Class L	$ 6,580,573

Class Y	$ 50,960,780

Class S	$374,891,892

Shares outstanding:
Class A	83,504

Class L	42,159

Class Y	325,831

Class S	2,393,120

Net asset value, offering price and redemption price per share:
Class A	$ 155.51

Class L	$ 156.09

Class Y	$ 156.40

Class S	$ 156.65

The accompanying notes are an integral part of the financial statements.

MassMutual Prime Fund – Financial Statements (Continued)

Statement of Operations

Six months ended June 30, 2000 (Unaudited)
Investment income: (Note 2)
Interest	$12,890,104

Expenses: (Note 2)
Investment management fees (Note 3)	707,810
Custody fees	16,322
Audit and legal fees	7,957
Directors’ fees (Note 3) .	4,789

736,878
Administration fees (Note 3):
Class A	9,807
Class L	6,113
Class Y	43,133
Class S	143,021
Service fees (Note 3):
Class A	7,378

Total expenses	946,330

Net investment income	11,943,774

Realized and unrealized gain (loss):
Net realized loss on investment transactions	(36,594)
Net change in unrealized appreciation (depreciation) on investments	(13,660)

Net realized and unrealized loss	(50,254)

Net increase in net assets resulting from operations	$11,893,520

The accompanying notes are an integral part of the financial statements.

MassMutual Prime Fund – Financial Statements (Continued)

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets:	Six months ended June 30, 2000 (Unaudited)	Year ended December 31, 1999
Operations:
Net investment income	$ 11,943,774	$ 14,103,233
Net realized loss on investment transactions	(36,594)	(21,292)
Net change in unrealized appreciation (depreciation) on investments	(13,660)	(63,776)

Net increase in net assets resulting from operations	11,893,520	14,018,165

Distributions to shareholders (Note 2):
From net investment income:
Class A	-	(30,930)
Class L	-	(52,197)*
Class Y	-	(1,354,719)
Class S	-	(12,628,175)

Total distributions from net investment income	-	(14,066,021)

Net fund share transactions (Note 5):
Class A	9,273,858	3,451,433
Class L	(3,369,556)	9,877,872 *
Class Y	16,193,718	33,761,084
Class S	47,840,106	64,112,361

Increase in net assets from net fund share transactions	69,938,126	111,202,750

Total increase in net assets	81,831,646	111,154,894

Net assets:
Beginning of period	363,587,387	252,432,493

End of period (including undistributed net investment income of $12,000,098 and $56,324, respectively)	$445,419,033	$363,587,387

*	For the period from May 3, 1999 (commencement of operations) through December 31, 1999.

The accompanying notes are an integral part of the financial statements.

MassMutual Prime Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Six months ended 6/30/00 (Unaudited)		Year ended 12/31/99	Year ended 12/31/98†
Net asset value, beginning of period	$151.41		$150.83	$691.21

Income (Loss) from investment operations:
Net investment income	4.27	***	7.55 ***	32.03 ***
Net realized and unrealized gain (loss) on investments	(0.17)		(0.75)	(0.09)

Total income (loss) from investment operation s	4.10		6.80	31.94

Less distributions to shareholders:
From net investment income	-		(6.22)	(572.32)

Net asset value, end of period	$155.51		$151.41	$150.83

Total Return@	2.72%	**	4.59%	4.60%

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$12,986		$ 3,548	$ 120
Net expenses to average daily net assets	0.95%	*	1.04%	1.20%
Net investment income to average daily net assets	5.59%	*	4.89%	4.59%

	Class L
	Six months ended 6/30/00 (Unaudited)		Period ended 12/31/99+
Net asset value, beginning of period	$151.84		$152.99

Income (Loss) from investment operations:
Net investment income	4.53	***	6.37 ***
Net realized and unrealized gain (loss) on investments	(0.28)		(1.24)

Total income (loss) from investment operation s	4.25		5.13

Less distributions to shareholders:
From net investment income	-		(6.28)

Net asset value, end of period	$156.09		$151.84

Total Return@	2.81%	**	3.34% **

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$ 6,581		$ 9,842
Net expenses to average daily net assets	0.71%	*	0.76% *
Net investment income to average daily net assets	5.90%	*	6.11% *

*	Annualized
**	Percentage represents results for the period and are not annualized.
***	Per share amount calculated on the average shares method.
+	For the period from May 3, 1999 (commencement of operations) through December 31, 1999.
†	Amounts have been restated to reflect reverse stock splits.
@
Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Prime Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Six months ended 6/30/00 (Unaudited)		Year ended 12/31/99	Year ended 12/31/98†
Net asset value, beginning of period	$ 151.97		$ 150.73	$ 690.78

Income (Loss) from investment operations:
Net investment income	4.48	***	8.78 ***	36.67 ***
Net realized and unrealized gain (loss) on investments	(0.05)		(1.20)	(1.30)

Total income from investment operations	4.43		7.58	35.37

Less distributions to shareholders:
From net investment income	-		(6.34)	(575.42)

Net asset value, end of period	$ 156.40		$ 151.97	$ 150.73

Total Return@	2.92%	**	5.13%	5.14%
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$ 50,961		$ 33,392	$ 556
Net expenses to average daily net assets	0.55%	*	0.57%	0.74%
Net investment income to average daily net assets	5.84%	*	5.60%	5.21%

	Class S (1)
	Six months ended 6/30/00 (Unaudited)		Year ended 12/31/99	Year ended 12/31/98	Year ended 12/31/97	Year ended 12/31/96	Year ended 12/31/95
Net asset value, beginning of period	$ 152.14		$ 150.74	$ 150.84	$ 151.00	$ 151.06	$ 150.36

Income (Loss) from investment operations:
Net investment income	4.54	***	7.82 ***	8.10 ***	8.14 ***	7.85 ***	8.70 ***
Net realized and unrealized gain (loss) on investments	(0.03)		(0.13)	0.03	(0.01)	0.06	(0.02)

Total income (loss) from investment operation s	4.51		7.69	8.13	8.13	7.91	8.68

Less distributions to shareholders:
From net investment income	-		(6.29)	(8.23)	(8.29)	(7.97)	(7.98)

Net asset value, end of period	$ 156.65		$ 152.14	$ 150.74	$ 150.84	$ 151.00	$ 151.06

Total Return@	2.96%	**	5.10%	5.39%	5.39%	5.24%	5.78%

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$374,892		$316,805	$251,757	$241,370	$258,729	$253,936
Net investment income to average daily net assets	5.92%	*	5.06%	5.23%	5.25%	5.10%	5.61%
Ratio of expenses to average daily net assets:
Before expense waiver	0.45%	*	0.48%	0.55%	0.55%	0.55%	0.55%
After expense waiver #	N/A		N/A	N/A	0.54%	0.52%	0.52%

*	Annualized
**	Percentage represents results for the period and are not annualized.
***	Per share amount calculated on the average shares method.
†	Amounts have been restated to reflect reverse stock splits.
(1)	Class S shares were previously designated as Class 4 shares.
#	Computed after giving effect to the voluntary partial waiver of management fee by MassMutual, which terminated May 1, 1997 .
@
Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Short-Term Bond Fund – Portfolio Manager Report

What are the investment objectives and policies for the MassMutual Short-Term Bond Fund?

The objective and policies of the Fund are to:
•	achieve a high total return primarily from current income while minimizing fluctuations in capital values
•	invest primarily in a diversified portfolio of short-term, investment grade, fixed income securities
•	maintain duration below three years
•	diversify investments among market sectors on the basis of relative merit

How did the Fund perform for the first half of 2000?

The Fund’s Class S shares returned 3.01% for the six months ended June 30, 2000, in line with the 3.00% return of the Lehman Brothers 1-3 Year Government Bond Index.

What factors influenced performance?

Short-term interest rates continued to climb, keeping returns modest. The fund had a slight performance edge over its benchmark in the first quarter that was attributable to a marginal narrowing of spreads between the Fund’s spread product—that is, securities providing a yield advantage over Treasury securities—and Treasuries themselves.

What was the investment climate during the period?

Driven by continued strong economic growth in the U.S. and strengthening economies in Europe and Asia, the Federal Reserve Board raised rates in February, March, and May, extending the trend of tighter monetary policy that began in June 1999. On the first two occasions the Fed hiked rates by .25%, while the latest adjustment brought an increase of .50%. Data on inflation remained benign. Aside from overall robust growth, however, the Fed was concerned about tight labor markets and the inflationary implications of higher prices for a number of raw materials, particularly crude oil.

The yield curve, a graphical depiction of the yields of fixed-income investments of various maturities, remained fairly steep at the short end. However, the curve was inverted in the intermediate and long sectors of the market because longer-term instruments had lower yields than securities with shorter maturities. This unusual situation was caused mainly by the Treasury buyback program announced by the U.S. Treasury early in the year. The program called for repurchasing up to $30 billion in longer-term Treasury securities by the end of 2000. In addition, issuance of new 2-year, 5-year, and 10-year notes would be reduced, as would issuance of 30-year bonds. The prospect of decreased supply and increased demand for Treasuries pushed yields lower, especially at the longer end of the market.

What changes occurred in the duration of the Fund’s holdings?

The Fund’s average duration decreased a bit from 1.94 on December 31, 1999, to 1.82 at the end of the period, reflecting a fairly stable yield curve. In the final two weeks of the period, the curve began to flatten, so we shortened duration somewhat. The Fund’s duration strategy calls for it to lengthen duration as the yield curve steepens and to shorten duration in response to a flatter yield curve. In this way, we try to make sure that the Fund takes the greater risk inherent in purchasing securities with longer maturities only when the yield curve provides adequate compensation for doing so.

Did sector allocations change significantly?

The most important sector shifts occurred in Treasuries and agency-backed securities. Treasuries decreased during the period from 42.8% to 32.5%, while agencies increased from 3.2% to 13.6%. This change reflected our attempt to balance several factors. On the one hand, there was a healthy supply of spread product because of the many issuers who had postponed coming to market until after Y2K. Ample supply of spread product, together with rising interest rates and uncertainty created by the Treasury buyback program, resulted in relatively wide spreads that created attractive investment opportunities. On the other hand, given the extreme volatility during the period, we were inclined to stay as liquid as possible with our spread product purchases. Since agencies are the next-best thing to Treasuries in terms of liquidity, we increased the Fund’s agency exposure.

What is your outlook?

Normally, there is a 12- to 18-month lag between Fed actions on interest rates and their full effects on the economy. The most recent round of rate increases began in June 1999, so it is reasonable to expect to begin seeing more evidence of slowing growth as we head into the second half of 2000. The slight flattening of the yield curve near the end of the period reflects investors’ anticipation of that slowing, and this trend could continue throughout the summer and into the fall.
MassMutual Short-Term Bond Fund – Portfolio Manager Report (Continued)

A possible fly in that ointment might be one more hike in interest rates during August, which could happen if there is no solid evidence of a slowdown in growth or if there is a resurgence of inflation. If that should happen, the yield curve would probably steepen again and we would follow suit by increasing duration. We can’t predict what the Fed will do, but fortunately there is no need to do so. The strategy of the fund works well in the long term if we simply follow the yield curve’s lead.

MassMutual Short-Term Bond Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Short-Term Bond Fund Class S and the Lehman Brothers 1-3 Year Government Bond Index

MassMutual Short-Term Bond Fund Total Return
	Year-To-Date 1/1/00-6/30/00	One Year 7/1/99 - 6/30/00	Five Year Average Annual 7/1/95 - 6/30/00	Since Inception Average Annual 10/3/94 - 6/30/00

Class S	3.01%	4.68%	5.66%	6.36%

Lehman Brothers
1-3 Year	3.00%	4.86%	5.74%	6.15%
Government Bond Index

Hypothetical Investments in MassMutual Short-Term Bond Fund Class A, Class Y and the Lehman Brothers 1-3 Year Government Bond Index

MassMutual Short-Term Bond Fund Total Return
	Year-To-Date 1/1/00 - 6/30/00	One Year 7/1/99 - 6/30/00	Since Inception Average Annual 1/1/98 - 6/30/00

Class A	2.81%	4.26%	4.43%
Class Y	3.01%	4.65%	4.88%

Lehman Brothers
1-3 Year	3.00%	4.86%	5.18%
Government Bond Index

Hypothetical Investments in MassMutual Short-Term Bond Fund Class L and the Lehman Brothers 1-3 Year Government Bond Index

MassMutual Short-Term Bond Fund Total Return
	Year-To-Date 1/1/00 - 6/30/00	One Year 7/1/99 - 6/30/00	Since Inception Average Annual 5/3/99 - 6/30/00

Class L	3.02%	4.45%	3.89%

Lehman Brothers
1-3 Year	3.00%	4.86%	4.35%
Government Bond Index

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

Past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Investors should note that the Fund is a professionally managed mutual fund, while the Lehman Brothers 1-3 Year Government Bond Index is unmanaged and does not incur expenses, and cannot be purchased directly by investors. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
MassMutual Short-Term Bond Fund – Portfolio of Investments

June 30, 2000 (Unaudited)

		Principal Amount	Market Value

BONDS & NOTES — 91.7%
ASSET BACKED SECURITIES — 7.0%
Boston Edison Company Series 1999-1, Class A4
6.910%	09/15/2009	$ 2,500,000	$ 2,455,075
California Infrastructure SCE-1, 1997-1, Class A5
6.280%	09/25/2005	300,000	294,006
California Infrastructure SDG&E-1,1997-1, Class A5
6.190%	09/25/2005	200,000	195,582
Chase Manhattan Auto Owner Trust 1997-A, Class A4
6.400%	07/16/2001	470,882	470,585
Chase Manhattan RV Owner Trust 1997-A, Class A7
6.140%	10/16/2006	1,000,000	990,620
First Bank Corporate Card Master Trust 1997-1, Class A
6.400%	02/15/2003	1,000,000	989,680
First Security Auto Owner Trust 1999-1, Class A4
5.740%	06/15/2004	5,000,000	4,881,250
Ford Credit Auto Owner Trust Series 1999-A, Class A3
5.310%	04/16/2001	47,016	46,986
Metlife Capital Equipment Loan Trust Series 1997-A, Class A
6.850%	05/20/2008	1,000,000	991,460
Peco Energy Transition Trust Series 1999-A, Class A4
5.800%	03/01/2007	2,000,000	1,901,300
Railcar Trust No. 1992-1
7.750%	06/01/2004	738,567	739,498
Rental Car Finance Corp. Series 1999-1A, Class A†
5.900%	02/25/2007	1,000,000	954,560
Student Loan Marketing Association Series 1998-1, Class A1
6.554%	01/25/2007	1,250,882	1,249,005

TOTAL ASSET BACKED SECURITIES (Cost $16,513,017)			16,159,607

		Principal Amount	Market Value

CORPORATE DEBT — 42.5%
AirTouch Communications, Inc.
7.500%	07/15/2006	$ 1,000,000	$ 989,280
America West Airlines, Inc. 1996-1, Class A
6.850%	07/02/2009	1,891,695	1,760,657
Associates Corporation of North America
6.750%	08/01/2001	1,500,000	1,490,025
AT&T Corp. *
5.625%	03/15/2004	3,000,000	2,819,400
BHP Finance (USA) Limited
7.875%	12/01/2002	1,000,000	1,001,900
Bombardier Capital, Inc.†
6.000%	01/15/2002	2,000,000	1,952,582
CIT Group, Inc., The
7.375%	03/15/2003	2,500,000	2,485,075
Crown Cork & Seal Company, Inc.
7.125%	09/01/2002	4,000,000	3,819,236
CSC Enterprises†
6.500%	11/15/2001	2,000,000	1,991,300
CSX Corporation
7.050%	05/01/2002	2,900,000	2,852,643
Dana Corporation
6.250%	03/01/2004	5,000,000	4,725,500
Duke Capital Corp.
7.250%	10/01/2004	3,000,000	2,972,463
Emerald Investment Grade CBO, Ltd.†
7.553%	05/24/2011	2,000,000	2,000,000
FNMA (Benchmark Note)
5.125%	02/13/2004	10,000,000	9,385,900
FNMA (Benchmark Note) Series B
6.625%	01/15/2002	15,000,000	14,934,300
Ford Motor Credit Corporation
7.500%	03/15/2005	2,500,000	2,487,625
General American Transportation Corporation
6.750%	03/01/2006	1,000,000	938,790
		Principal Amount	Market Value

General Electric Capital Corporation Series MTNA
5.500%	04/15/2002	$ 2,100,000	$ 2,041,893
Heller Financial, Inc.
6.250%	03/01/2001	2,000,000	1,981,340
Heller Financial, Inc.
6.330%	07/28/2000	2,000,000	1,999,004
IMC Global, Inc.
6.625%	10/15/2001	1,500,000	1,470,105
Joseph E. Seagram & Sons, Inc.
6.250%	12/15/2001	3,200,000	3,147,197
MAPCO, Inc.
7.250%	03/01/2009	1,250,000	1,205,575
Maytag Corp. Series MTND
7.610%	03/03/2003	2,000,000	1,981,264
Norfolk Southern Corporation
7.350%	05/15/2007	1,000,000	973,380
Occidental Petroleum Corporation
6.750%	11/15/2002	2,900,000	2,840,927
SuperValu, Inc.
7.625%	09/15/2004	2,500,000	2,488,482
Textron Financial Corp.
7.125%	12/09/2004	3,500,000	3,430,805
Times Mirror Co.
6.650%	10/15/2001	4,000,000	3,963,955
TRW, Inc.
8.750%	05/15/2006	2,000,000	2,037,436
Union Oil Of California Series MTNA
9.875%	08/15/2002	2,500,000	2,621,275
Valero Energy Corporation
7.375%	03/15/2006	1,000,000	965,448
Vulcan Materials Company
5.750%	04/01/2004	5,000,000	4,720,349
Walt Disney Company, The
6.375%	03/30/2001	1,500,000	1,494,435

TOTAL CORPORATE DEBT (Cost $99,542,447)			97,969,546

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Short-Term Bond Fund – Portfolio of Investments (Continued)

		Principal Amount	Market Value

NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 2.7%
Collateralized Mortgage Obligations
Asset Securitization Corporation Series 1995-MD4, Class A1
7.100%	08/13/2029	$ 2,351,628	$ 2,326,018
Merrill Lynch Mortgage Investors, Inc. Series 1998-ASPI, Class C†
7.640%	10/01/2003	4,000,000	4,000,000

TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $6,469,392)			6,326,018

U.S. GOVERNMENT AGENCY OBLIGATIONS — 7.0%
Federal Home Loan Mortgage Corporation (FHLMC) — 0.3%
Collateralized Mortgage Obligations — 0.3%
FHLMC Series 1704 Class PE
6.000%	07/15/2007	727,350	723,255

Pass-Through Securities — 0.0%
FHLMC
4.750%	09/01/2006	103,717	100,249

			823,504

Federal National Mortgage Association (FNMA) — 1.3%
Collateralized Mortgage Obligations — 1.1%
FNMA Series 1993-71 Class PG
6.250%	07/25/2007	2,500,000	2,481,250

Pass-Through Securities — 0.2%
FNMA
8.000%	05/01/2013	179,809	179,244
FNMA
9.000%	10/01/2009	169,708	173,791

			353,035

			2,834,285

Government National Mortgage Association (GNMA) — 2.4%
Pass-Through Securities
GNMA
7.500%	08/15/2029	4,795,044	4,761,656
GNMA
8.000%
05/15/2001-11/15/2007		696,784	709,625

			5,471,281

		Principal Amount	Market Value

U.S. Government Guaranteed Notes — 3.0%
1994-A Baxter Springs, KS
6.310%	08/01/2001	$ 500,000	$ 496,725
1994-A Detroit, MI
6.310%	08/01/2001	450,000	447,053
1994-A Jacksonville, FL
6.310%	08/01/2001	1,485,000	1,475,273
1994-A Los Angeles County, CA
6.310%	08/01/2001	225,000	223,526
1994-A Tacoma, WA
6.310%	08/01/2001	195,000	193,723
1994-A Trenton, NJ
6.310%	08/01/2001	145,000	144,050
U.S. Dept. of Housing and Urban Development, Series 1997-A
6.110%	08/01/2000	4,000,000	3,997,712

			6,978,062

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $15,744,475)			16,107,132

U.S. TREASURY OBLIGATIONS — 32.5%
U.S. Treasury Note
5.500%	07/31/2001	32,000,000	31,674,880
U.S. Treasury Note
5.625%	11/30/2000	36,000,000	35,904,240
U.S. Treasury Note
6.125%	08/15/2007	2,250,000	2,234,880
U.S. Treasury Note
6.500%	10/15/2006	5,100,000	5,161,353

TOTAL U.S. TREASURY OBLIGATIONS (Cost $75,127,878)			74,975,353

TOTAL BONDS & NOTES (Cost $213,397,209)			211,537,656

SHORT-TERM INVESTMENTS — 6.9%
Commercial Paper
Case Credit Corporation
6.830%	08/11/2000	368,000	365,138
Case Credit Corporation
6.850%	08/18/2000	395,000	391,392
Case Credit Corporation
6.930%	08/18/2000	1,455,000	1,441,556

		Principal Amount	Market Value

Case Credit Corporation
7.000%	08/31/2000	$ 3,075,000	$ 3,038,459
Comdisco, Inc.
7.000%	07/10/2000	230,000	229,597
Crown Cork & Seal Company, Inc.
6.680%	07/19/2000	610,000	607,963
Finova Capital Corporation
6.470%	10/20/2000	180,000	176,108
Finova Capital Corporation
6.520%	10/20/2000	425,000	415,811
Houston Industries Finance Co. L.P.
7.000%	09/22/2000	2,030,000	1,997,355
Houston Industries Finance Co. L.P.
7.050%	08/21/2000	3,850,000	3,811,548
Houston Industries Finance Co. L.P.
7.090%	09/06/2000	670,000	661,159
UOP
6.870%	07/11/2000	1,800,000	1,796,565
US West Capital Funding Corporation
6.900%	07/31/2000	920,000	914,710

			15,847,361

TOTAL SHORT-TERM INVESTMENTS (Cost $15,848,258)			15,847,361

TOTAL INVESTMENTS — 98.6% (Cost $229,245,467) **			227,385,017

Other Assets/ (Liabilities) — 1.4%			3,331,715

NET ASSETS — 100.0%			$230,716,732

Notes to Portfolio of Investments

*	All or a portion of this security is segregated to cover forward purchase commitments. (Note 2).

**	Aggregate cost for Federal tax purposes. (Note 7).

†	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The accompanying notes are an integral part of the financial statements.

MassMutual Short-Term Bond Fund – Financial Statements

Statement of Assets and Liabilities

June 30, 2000 (Unaudited)
Assets:
Investments, at value (cost $213,397,209) (Note 2)	$211,537,656
Short-term investments, at value (cost $15,848,258) (Note 2)	15,847,361

Total Investments	227,385,017
Cash	1,821
Receivables from:
Investments sold	5,004
Interest and dividends	3,440,598
Settlement of investments purchased on a forward commitment basis (Note 2)	9,060

Total assets	230,841,500

Liabilities:
Payables for:
Investments purchased	6,667
Directors’ fees and expenses (Note 3)	2,184
Affiliates (Note 3):
Investment management fees	75,274
Administration fees	26,567
Service fees	320
Accrued expenses and other liabilities	13,756

Total liabilities	124,768

Net assets	$230,716,732

Net assets consist of:
Paid-in capital	$227,267,386
Undistributed net investment income	6,423,260
Accumulated net realized loss on investments	(1,122,524)
Net unrealized depreciation on investments and forward commitments	(1,851,390)

$230,716,732

Net assets:
Class A	$ 1,998,156

Class L	$ 25,984,500

Class Y	$ 1,843,782

Class S	$200,890,294

Shares outstanding:
Class A	194,762

Class L	2,543,624

Class Y	179,785

Class S	19,556,812

Net asset value, offering price and redemption price per share:
Class A	$ 10.26

Class L	$ 10.22

Class Y	$ 10.26

Class S	$ 10.27

The accompanying notes are an integral part of the financial statements.

MassMutual Short-Term Bond Fund – Financial Statements (Continued)

Statement of Operations

Six months ended June 30, 2000 (Unaudited)
Investment income: (Note 2)
Interest	$7,021,194

Expenses: (Note 2)
Investment management fees (Note 3)	435,154
Custody fees	11,573
Audit and legal fees	7,396
Directors’ fees (Note 3)	4,775

458,898
Administration fees (Note 3):
Class A	512
Class L	17,275
Class Y	1,478
Class S	119,367
Service fees (Note 3):
Class A	404

Total expenses	597,934

Net investment income	6,423,260

Realized and unrealized gain (loss):
Net realized gain on investment transactions and forward commitments	(1,067,149)
Net change in unrealized appreciation (depreciation ) on investments	1,230,562

Net realized and unrealized gain	163,413

Net increase in net assets resulting from operations	$6,586,673

The accompanying notes are an integral part of the financial statements.

MassMutual Short-Term Bond Fund – Financial Statements (Continued)

Statements of Changes in Net Assets

	Six months ended June 30, 2000 (Unaudited)	Year ended December 31, 1999
Increase (Decrease) in Net Assets:
Operations:
Net investment income	$ 6,423,260	$ 12,911,773
Net realized gain (loss) on investment transactions and forward commitments	(1,067,149)	291,880
Net change in unrealized appreciation (depreciation) on investment transactions and forward commitments	1,230,562	(5,926,712)

Net increase in net assets resulting from operations	6,586,673	7,276,941

Distributions to shareholders (Note 2):
From net investment income:
Class A	-	(7,429)
Class L	-	(87,813)*
Class Y	-	(110,663)
Class S	-	(12,705,868)

Total distributions from net investment income	-	(12,911,773)

In excess of net investment income:
Class A	-	(1)
Class L	-	(10)*
Class Y	-	(13)
Class S	-	(1,450)

Total distributions in excess of net investment income	-	(1,474)

From net realized gains:
Class A	-	(174)
Class L	-	(1,874)*
Class Y	-	(2,352)
Class S	-	(272,917)

Total distributions from net realized gains	-	(277,317)

Net fund share transactions (Note 5):
Class A	1,849,107	9,336
Class L	23,996,494	1,601,579 *
Class Y	(16,500)	1,634,490
Class S	(16,302,482)	(66,799,674)

Increase (decrease) in net assets from net fund share transactions	9,526,619	(63,554,269)

Total increase (decrease) in net assets	16,113,292	(69,467,892)
Net assets:
Beginning of period	214,603,440	284,071,332

End of period (including undistributed net investment income of $6,423,260 and $0, respectively)	$230,716,732	$214,603,440

*	For the period from May 3, 1999 (commencement of operations) through December 31, 1999.

The accompanying notes are an integral part of the financial statements.

MassMutual Short-Term Bond Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Six months ended 6/30/00 (Unaudited)		Year ended 12/31/99		Year ended 12/31/98†
Net asset value, beginning of period	$ 9.98		$10.31		$10.25

Income (Loss) from investment operations:
Net investment income	0.31	***	0.50	***	0.52 ***
Net realized and unrealized gain (loss) on investments	(0.03)		(0.24)		0.05

Total income (loss) from investment operations	0.28		0.26		0.57

Less distributions to shareholders:
From net investment income	-		(0.58)		(0.50)
In excess of net investment income	-		(0.00	)****	-
From net realized gains	-		(0.01)		(0.01)

Total distributions	-		(0.59)		(0.51)

Net asset value, end of period	$ 10.26		$ 9.98		$10.31

Total Return@	2.81%	**	2.51%		5.75%

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$ 1,998		$ 134		$ 129
Net expenses to average daily net assets	1.02%	*	1.05%		1.20%
Net investment income to average daily net assets	6.12%	*	4.81%		4.95%
Portfolio turnover rate	37%	**	59%		44%

	Class L
	Six months ended 6/30/00 (Unaudited)		Period ended 12/31/99+
Net asset value, beginning of period	$ 9.92		$10.42

Income (Loss) from investment operations:
Net investment income	0.29	***	0.38	***
Net realized and unrealized gain (loss) on investments	0.01		(0.23)

Total income (loss) from investment operations	0.30		0.15

Less distributions to shareholders:
From net investment income	-		(0.64)
In excess of net investment income	-		(0.00	)****
From net realized gains	-		(0.01)

Total distributions	-		(0.65)

Net asset value, end of period	$ 10.22		$ 9.92

Total Return@	3.02%	**	1.48%	**

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$25,985		$1,524
Net expenses to average daily net assets	0.74%	*	0.75%	*
Net investment income to average daily net assets	5.77%	*	5.39%	*
Portfolio turnover rate	37%	**	59%	**

*	Annualized
**	Percentage represents results for the period and are not annualized.
***	Per share amount calculated on the average shares method.
****	Distributions in excess of net investment income is less than $0.01 per share.
+	For the period from May 3, 1999 (commencement of operations) through December 31, 1999.
†	Amounts have been restated to reflect reverse stock splits.
@
Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Short-Term Bond Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Six months ended 6/30/00 (Unaudited)		Year ended 12/31/99		Year ended 12/31/98†
Net asset value, beginning of period	$ 9.96		$ 10.31		$ 10.24

Income (Loss) from investment operations:
Net investment income	0.29	***	0.57	***	0.57 ***
Net realized and unrealized gain (loss) on investments	0.01		(0.27)		0.06

Total income (loss) from investment operations	0.30		0.30		0.63

Less distributions to shareholders:
From net investment income	-		(0.64)		(0.55)
In excess of net investment income	-		(0.00	)****	-
From net realized gains	-		(0.01)		(0.01)

Total distributions	-		(0.65)		(0.56)

Net asset value, end of period	$ 10.26		$ 9.96		$ 10.31

Total Return@	3.01%	**	3.04%		6.12%

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$ 1,844		$ 1,808		$ 269
Net expenses to average daily net assets	0.59%	*	0.61%		0.74%
Net investment income to average daily net assets	5.85%	*	5.45%		5.40%
Portfolio turnover rate	37%	**	59%		44%

	Class S (1)
	Six months ended 6/30/00 (Unaudited)		Year ended 12/31/99		Year ended 12/31/98	Year ended 12/31/97	Year ended 12/31/96	Year ended 12/31/95
Net asset value, beginning of period	$ 9.97		$ 10.30		$ 10.23	$ 10.11	$ 10.15	$ 9.85

Income (Loss) from investment operations:
Net investment income	0.30	***	0.56	***	0.56	0.65 ***	0.60	0.66
Net realized and unrealized gain (loss) on investments	-		(0.24)		0.08	0.04	(0.03)	0.50

Total income (loss) from investment operations	0.30		0.32		0.64	0.69	0.57	1.16

Less distributions to shareholders:
From net investment income	-		(0.64)		(0.56)	(0.57)	(0.60)	(0.66)
In excess of net investment income	-		(0.00	)****	-	-	-	-
From net realized gains	-		(0.01)		(0.01)	0.00	(0.01)	(0.20)

Total distributions	-		(0.65)		(0.57)	(0.57)	(0.61)	(0.86)

Net asset value, end of period	$ 10.27		$ 9.97		$ 10.30	$ 10.23	$ 10.11	$ 10.15

Total Return@	3.01%	**	3.10%		6.29%	6.84%	5.57%	11.77%

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$200,890		$211,137		$283,673	$200,268	$145,182	$122,904
Ratio of expenses to average daily net assets:
Before expense waiver	0.54%	*	0.54%		0.55%	0.55%	0.55%	0.55%
After expense waiver #	N/A		N/A		N/A	0.54%	0.52%	0.52%
Net investment income to average daily net assets	5.91%	*	5.34%		5.58%	6.22%	6.00%	6.32%
Portfolio turnover rate	37%	**	59%		44%	48%	61%	114%

*	Annualized
**	Percentage represents results for the period and are not annualized.
***	Per share amount calculated on the average shares method.
****	Distributions in excess of net investment income is less than $0.01 per share.
†	Amounts have been restated to reflect reverse stock splits.
(1)	Class S shares were previously designated as Class 4 shares.
#	Computed after giving effect to the voluntary partial waiver of management fee by MassMutual, which terminated May 1, 1997.
@
Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Core Bond Fund – Portfolio Manager Report

What are the investment objectives and policies for the MassMutual Core Bond Fund?

The objective and policies of the Fund are to:
•	achieve a high total return consistent with prudent investment risk and the preservation of capital
•	invest primarily in a diversified portfolio of investment grade, fixed income securities
•	maintain duration within 10% of the duration of the Lehman Brothers Aggregate Bond Index
•	diversify investments by industry, sector, maturity, issuer class, and quality sectors to reduce risk of capital erosion

How did the Fund perform during the first six months of 2000?

For the six months ended June 30, 2000, the Fund’s Class S shares returned 4.04%, a little better than the 3.99% return of the Lehman Brothers Aggregate Bond Index, which replaced the Lehman Brothers Government/Corporate Bond Index on March 1, 2000, as the Fund’s benchmark. The new benchmark is closer to the composition of the Fund under normal circumstances because, unlike the Lehman Brothers Gov ernment/Corporate Bond Index, it includes mortgage-backed securities. The change in benchmarks was reflected in the Fund’s duration, which shortened from 5.25 at the end of December 1999 to 4.95 on the last day of February 2000 and remained close to that level for the rest of the period.

What factors influenced the Fund’s performance?

A number of factors combined to create uncertainty and consequently considerable volatility in spreads. Shortly after the new year, the Federal Reserve Board, seeing that the investment markets had survived Y2K with minimal disruption, removed the excess liquidity that it had infused into the system prior to the end of 1999. The Fed also continued its pattern of raising short-term interest rates in response to strong economic growth, tight labor markets, and higher prices for raw materials, especially crude oil. The Fed raised rates in February, March, and May, for a total increase of 100 basis points in both the federal funds and discount rates.

Another significant influence on the markets was the Treasury buyback program announced in February. The program was created in response to the federal budget surpluses of the past several fiscal years, which have reduced the need for government borrowing through selling securities in the open market. Treasury officials indicated that they hoped to buy back up to $30 billion in longer-term Treasury securities by the end of 2000. It was also stated that issuance of new 2-year, 5-year, and 10-year notes would be reduced, as would issuance of 30-year bonds.

The prospect of decreased supply and increased demand for Treasuries pushed yields lower, especially at the longer end of the market. The yield curve, a graphical depiction of the yields of securities with different maturities, inverted, as the yield of the 30-year bond plunged to levels below those of even 3-month T-bills by the end of March. Virtually overnight, the long bond was rendered useless in its traditional role of serving as a benchmark for calculating the yields of other securities, and there was confusion about what should serve as its replacement.

A final factor affecting the bond market was the large number of prominent issuers that encountered serious problems in servicing their debt, including Finova, Service Corp., Conseco, and Waste Management. The cumulative effect of these various factors was to trigger a flight to quality and widen spreads to levels not seen since the 1990 recession. Treasuries were the Fund’s best-performing asset class in this environment. In late May, spreads began to narrow once again, and corporate securities outperformed all other asset classes.

Did any of the Fund’s issuers default during the period?

Fortunately, the Fund managed to avoid all of the “land mine” securities with extremely serious problems. MassMutual, through its David L. Babson subsidiary, prides itself on careful analysis of credit quality, and that attention to detail paid big dividends during the period.
MassMutual Core Bond Fund – Portfolio Manager Report (Continued)

The Fund was significantly overweighted in the corporate sector and underweighted in the mortgage-backed sector relative to its new benchmark at the end of the period. Why was that?

The wide spreads that prevailed for most of the period made it difficult to move money out of corporates without selling at what we felt were extremely disadvantageous prices. Given the overall favorable investment environment—strong economic growth, low inflation, relatively low interest rates by historical standards, and the possibility of a slowing economy later in the year—we felt that spreads would narrow again in the near future, offering better opportunities to lighten our corporate exposure. In fact, following May’s rate hike of 0.50%, there was a growing feeling among investors that perhaps the Fed had completed its cycle of tightening, and spreads did narrow considerably near the end of the period. Going forward, our plan is to bring the Fund’s weightings of corporate and mortgage-backed securities closer to those of our benchmark as the market provides us with favorable opportunities to do so.

What is your outlook?

At the moment, it appears that the Fed has done a masterful job of setting the stage for a mild economic slowdown. However, we are sensitive to the possibility of stronger-than-expected growth or an uptick in inflation as we proceed through the second half of the year. Either of these events could result in spreads widening again and perhaps another tightening move by the Fed in the second half of 2000. Furthermore, at this late stage of the credit cycle, we would not be surprised to see an increase in the number of companies encountering serious debt-servicing problems. Therefore, we will look for chances to shorten the Fund’s average duration and upgrade its overall credit quality, which is already quite solid. In a market that seems to punish bad news severely but reward good news only half-heartedly, added caution seems advisable.

MassMutual Core Bond Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Core Bond Fund Class S, the Lehman Brothers Aggregate Bond Index and the Lehman Brothers Government/Corporate Bond Index

MassMutual Core Bond Fund
Total Return
	Year-To-Date 1/1/00-6/30/00	One Year 7/1/99-6/30/00	Five Year Average Annual 7/1/95-6/30/00	Since Inception Average Annual 10/3/94-6/30/00

Class S	4.04%	4.24%	5.83%	7.17%

Lehman Brothers
Aggregate Bond Index	3.99%	4.56%	6.25%	7.49%

Lehman Brothers
Government/ Corporate Bond Index	4.16%	4.30%	6.09%	7.40%

Hypothetical Investments in MassMutual Core Bond Fund Class A and Class Y, the Lehman Brothers Aggregate Bond Index and the Lehman Brothers Government/Corporate Bond Index

MassMutual Core Bond Fund
Total Return
	Year-To-Date 1/1/00-6/30/00	One Year 7/1/99 - 6/30/00	Since Inception Average Annual 1/1/98 - 6/30/00

Class A	3.85%	3.86%	3.58%

Class Y	4.05%	4.21%	3.96%

Lehman Brothers
Aggregate Bond Index	3.99%	4.56%	4.67%

Lehman Brothers
Government/ Corporate Bond Index	4.16%	4.30%	4.48%

Hypothetical Investments in MassMutual Core Bond Fund Class L, the Lehman Brothers Aggregate Bond Index and the Lehman Brothers Government/Corporate Bond Index

MassMutual Core Bond Fund
Total Return
	Year-To-Date 1/1/00-6/30/00	One Year 7/1/99-6/30/00	Since Inception Average Annual 5/3/99 - 6/30/00

Class L	3.96%	3.99%	2.04%

Lehman Brothers
Aggregate Bond Index	3.99%	4.56%	2.84%
Lehman Brothers
Government/ Corporate Bond Index	4.16%	4.30%	2.48%

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

Past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Investors should note that the Fund is a professionally managed mutual fund, while the Lehman Brothers Aggregate Bond Index and the Lehman Brothers Government/Corporate Bond Index are unmanaged and do not incur expenses, and cannot be purchased directly by investors. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

MassMutual Core Bond Fund – Portfolio of Investments

June 30, 2000 (Unaudited)

		Principal Amount	Market Value

BONDS & NOTES — 87.7%
ASSET BACKED SECURITIES — 6.1%
California Infrastructure SCE-1, 1997-1, Class A5
6.280%	09/25/2005	$ 700,000	$ 686,014
California Infrastructure SDG&E-1,1997-1, Class A5
6.190%	09/25/2005	500,000	488,955
Case Equipment Loan Trust 1998-A, Class A4
5.830%	02/15/2005	2,986,379	2,940,867
Caterpillar Financial Asset Trust, 1997-B, Class A3
6.160%	09/25/2003	1,378,164	1,373,754
Chase Manhattan Auto Owner Trust 1998-A, Class A4
5.800%	12/16/2002	3,750,000	3,704,137
Chase Manhattan RV Owner Trust 1997-A, Class A7
6.140%	10/16/2006	4,500,000	4,457,790
Community Program Loan Trust, 1987-A, Class A4
4.500%	10/01/2018	1,297,989	1,161,979
Metlife Capital Equipment Loan Trust Series 1997-A, Class A
6.850%	05/20/2008	2,500,000	2,478,650
Peco Energy Transition Trust Series 1999-A, Class A6
6.050%	03/01/2009	2,300,000	2,147,717
Peco Energy Transition Trust Series 1999-A, Class A7
6.130%	03/01/2009	1,200,000	1,106,232
Premier Auto Trust Series 1998-4, Class A3
5.690%	06/08/2002	3,883,633	3,860,952
Premier Auto Trust Series 1998-5, Class A3
5.070%	07/08/2002	2,000,000	1,974,840
Railcar Trust No. 1992-1
7.750%	06/01/2004	861,662	862,748
		Principal Amount	Market Value

Rental Car Finance Corp. Series 1999- 1A, Class A†
5.900%	02/25/2007	$ 2,000,000	$ 1,909,120
Textron Financial Corporation Series 1998-A, Class A2†
5.890%	01/15/2005	3,500,000	3,440,500
Toyota Auto Lease Trust Series 1998-B, Class A1
5.350%	07/25/2002	3,500,000	3,481,800
Travelers Funding Ltd. Class A-1†
6.300%	02/18/2014	3,100,000	2,728,000

TOTAL ASSET BACKED SECURITIES (Cost $39,820,636)			38,804,055

CORPORATE DEBT — 42.5%
AirTouch Communications, Inc.
7.500%	07/15/2006	3,000,000	2,967,840
Alcan Aluminum Limited
6.250%	11/01/2008	2,500,000	2,314,947
America West Airlines, Inc. 1996-1, Class A
6.850%	07/02/2009	4,256,313	3,961,479
American Airlines, Inc. 1994-A Pass Through Trusts, Class A4*
9.780%	11/26/2011	1,611,145	1,684,951
American General Finance Corporation
5.750%	11/01/2003	2,000,000	1,889,900
AMR Corporation*
9.000%	08/01/2012	2,000,000	1,967,400
Associates Corporation of North America
6.750%	08/01/2001	2,000,000	1,986,700
Associates Corporation of North America*
7.875%	09/30/2001	1,500,000	1,508,370
AT&T—Liberty Media Group
8.250%	02/01/2030	5,300,000	4,866,794
Barrick Gold Corporation
7.500%	05/01/2007	4,000,000	3,870,360
		Principal Amount	Market Value

BellSouth Capital Funding Corporation*
7.750%	02/15/2010	$ 5,000,000	$ 5,000,200
BHP Finance (USA) Limited
6.420%	03/01/2026	3,500,000	3,384,780
Bombardier Capital, Inc.†
6.000%	01/15/2002	4,000,000	3,905,164
Boston Scientific Corporation
6.625%	03/15/2005	6,300,000	5,729,220
Capitol Records, Inc.†
8.375%	08/15/2009	5,500,000	5,632,220
Celulosa Arauco y Constitucion, S.A.
6.950%	09/15/2005	2,000,000	1,890,200
Champion International Corporation
6.400%	02/15/2026	2,500,000	2,320,950
The Charles Schwab Corporation
6.250%	01/23/2003	2,500,000	2,416,473
The CIT Group, Inc.
5.500%	02/15/2004	4,000,000	3,687,040
The Columbia Gas System, Inc.
6.610%	11/28/2002	3,000,000	2,915,880
Comcast Cable Communications, Inc.
8.375%	05/01/2007	2,500,000	2,575,725
Commercial Credit Company*
7.750%	03/01/2005	3,000,000	3,024,750
ConAgra, Inc.
7.000%	10/01/2028	3,000,000	2,399,580
Continental Airlines, Inc., Series 1996-2B
8.560%	07/02/2014	1,584,230	1,619,443
Continental Airlines, Inc., Series 1996-B
7.820%	04/15/2015	1,774,438	1,745,495
Crown Cork & Seal Company, Inc.
6.750%	12/15/2003	3,550,000	3,333,343
Crown Cork & Seal Company, Inc.
7.125%	09/01/2002	3,300,000	3,150,870
CSX Corporation
7.050%	05/01/2002	3,000,000	2,951,010
CSX Corporation
7.250%	05/01/2027	4,000,000	3,777,400

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Core Bond Fund – Portfolio of Investments (Continued)

		Principal Amount	Market Value

Donnelley (R.R.) & Sons Co.
6.625%	04/15/2029	$ 3,750,000	$ 3,117,450
Dover Corporation
6.250%	06/01/2008	2,000,000	1,762,960
Duke Capital Corp.
7.500%	10/01/2009	3,850,000	3,792,866
Emerald Investment Grade CBO, Ltd.†
7.553%	05/24/2011	3,000,000	3,000,000
ERAC USA Finance Company†
6.750%	05/15/2007	3,000,000	2,786,580
FBG Finance Limited†
7.875%	06/01/2016	3,000,000	3,093,660
Fletcher Challenge Capital Canada, Inc.
6.750%	03/24/2005	2,000,000	1,843,320
Fletcher Challenge Capital Canada, Inc.
7.750%	06/20/2006	2,500,000	2,412,375
Ford Motor Credit Corporation
7.375%	10/28/2009	3,000,000	2,901,810
General American Transportation Corporation
6.750%	03/01/2006	3,000,000	2,816,370
General Electric Capital Corporation
8.750%	05/21/2007	1,500,000	1,627,290
General Electric Capital Corporation Series MTNA
5.500%	04/15/2002	5,600,000	5,445,048
General Mills, Inc.
8.900%	06/15/2006	2,250,000	2,445,795
The Goldman Sachs Group, L.P.†
6.200%	02/15/2001	2,500,000	2,481,975
Goodyear Tire & Rubber Company
8.500%	03/15/2007	3,535,000	3,626,627
Halliburton Company
5.625%	12/01/2008	2,750,000	2,464,162
Heller Financial, Inc.
6.250%	03/01/2001	2,500,000	2,476,675
Heller Financial, Inc.
7.375%	11/01/2009	2,500,000	2,358,650
Hershey Foods Corporation*
7.200%	08/15/2027	5,000,000	4,770,000
Household Finance Corporation
6.500%	11/15/2008	2,400,000	2,183,520
ICI Wilmington, Inc.
7.050%	09/15/2007	2,000,000	1,868,880
IMC Global, Inc.
6.625%	10/15/2001	3,000,000	2,940,210
IMCERA Group, Inc.*
6.000%	10/15/2003	1,000,000	936,230

		Principal Amount	Market Value

Interpool, Inc.
7.350%	08/01/2007	$ 2,000,000	$ 1,630,104
The Kroger Co.
7.000%	05/01/2018	1,800,000	1,561,212
Lafarge Corporation
6.375%	07/15/2005	2,000,000	1,809,320
LASMO (USA), Inc.
6.750%	12/15/2007	5,000,000	4,647,070
Leucadia National Corporation
7.750%	08/15/2013	2,500,000	2,445,425
Marsh & McLennan Companies, Inc.
7.125%	06/15/2009	2,000,000	1,915,774
Meritor Automotive, Inc.
6.800%	02/15/2009	4,000,000	3,442,400
Midway Airlines Corp. Pass Through Certificates Class B†
8.140%	01/02/2013	2,686,300	2,401,150
Millipore Corporation
7.500%	04/01/2007	3,750,000	3,556,125
Mobil Corporation*
8.625%	08/15/2021	4,500,000	4,954,320
Morgan Stanley Dean Witter & Co.
5.625%	01/20/2004	5,500,000	5,186,610
Newmont Mining Corporation*
8.625%	04/01/2002	2,000,000	1,999,220
News America Holdings, Inc.
9.250%	02/01/2013	3,000,000	3,241,830
Norfolk Southern Corporation*
7.050%	05/01/2037	5,000,000	4,886,800
Norsk Hydro ASA†
8.750%	10/23/2001	500,000	505,254
North Finance (Bermuda) Limited†
7.000%	09/15/2005	2,000,000	1,945,100
Pepsi Bottling Holdings, Inc.*†
5.625%	02/17/2009	2,000,000	1,758,554
Raytheon Company
6.550%	03/15/2010	1,750,000	1,567,265
Raytheon Company
6.750%	08/15/2007	2,500,000	2,348,825
Republic Services, Inc.
7.125%	05/15/2009	3,750,000	3,362,770
Ryder System, Inc.
6.600%	11/15/2005	3,800,000	3,551,708
Scholastic Corporation
7.000%	12/15/2003	3,000,000	2,923,590
Sears Roebuck Acceptance Corp.
6.750%	09/15/2005	3,500,000	3,336,935

		Principal Amount	Market Value

Sprint Capital Corporation
6.125%	11/15/2008	$ 2,000,000	$ 1,782,740
Sprint Capital Corporation
6.900%	05/01/2019	2,000,000	1,778,320
SuperValu, Inc.
7.875%	08/01/2009	7,000,000	6,875,176
Texaco, Inc.
5.500%	01/15/2009	5,000,000	4,417,880
Texaco, Inc.
8.500%	02/15/2003	2,500,000	2,557,800
Thomas & Betts Corporation*
8.250%	01/15/2004	2,500,000	2,508,625
Time Warner, Inc. Pass- Thru Asset Trust 1997-1†
6.100%	12/30/2001	4,000,000	3,923,640
Times Mirror Co.
7.450%	10/15/2009	3,600,000	3,511,043
TRW, Inc.
8.750%	05/15/2006	6,000,000	6,112,308
TTX Company†
6.290%	05/15/2002	5,000,000	4,892,410
Union Tank Car Co.
6.790%	05/01/2010	4,800,000	4,395,016
United Air Lines, Inc.
10.110%	02/19/2006	659,119	671,958
US Air, Inc., Class B
7.500%	10/15/2009	1,353,620	1,239,916
US West Capital Funding, Inc.
6.125%	07/15/2002	2,000,000	1,942,800
Valero Energy Corporation
7.375%	03/15/2006	2,000,000	1,930,896
Vulcan Materials Company
6.000%	04/01/2009	3,000,000	2,678,327
WPP Finance (USA) Corporation
6.625%	07/15/2005	2,250,000	2,134,186

TOTAL CORPORATE DEBT (Cost $280,799,328)			269,961,339

NON-U.S. GOVERNMENT AGENCY
OBLIGATIONS — 3.3%
Collateralized Mortgage Obligations
Asset Securitization Corporation Series 1995-MD4, Class A1
7.100%	08/13/2029	6,171,526	6,104,318
CS First Boston Mortgage Securities Corp. Series 1998-C2, Class A1
5.960%	12/15/2007	2,724,376	2,581,603

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Core Bond Fund – Portfolio of Investments (Continued)

		Principal Amount	Market Value

Merrill Lynch Mortgage Investors, Inc., Series 1997- Cl-CTL, A-1
6.310%	11/15/2026	$ 3,679,577	$ 3,494,733
Prudential Home Mortgage Securities 1993-26 Class A6
6.750%	07/25/2008	3,100,658	3,083,201
Salomon Brothers Mortgage Securities 1997-TZH, Class B†
7.491%	03/25/2022	3,000,000	2,949,390
Starwood Commercial Mortgage Trust Series 1999-C1A, Class B†
6.920%	02/05/2009	3,000,000	2,722,500

TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $22,129,794)			20,935,745

U.S. GOVERNMENT AGENCY OBLIGATIONS — 10.6%
Federal Home Loan Mortgage Corporation (FHLMC) — 2.2%
Collateralized Mortgage Obligations — 1.5%
FHLMC Series 1322 Class G
7.500%	02/15/2007	823,253	826,596
FHLMC Series 1337 Class D
6.000%	08/15/2007	1,000,000	962,810
FHLMC Series 1460 Class H
7.000%	05/15/2007	2,000,000	1,988,740
FHLMC Series 1490 Class PJ
6.000%	05/15/2007	600,000	595,872
FHLMC Series 1667, Class PE
4.000%	03/15/2008	5,000,000	4,931,250
FHLMC Series B Class 3
12.500%	09/30/2013	65,399	69,830

			9,375,098

Pass-Through Securities — 0.7%
FHLMC
6.420%	12/01/2005	4,738,473	4,563,149
FHLMC
9.000%	03/01/2017	140,067	144,473

			4,707,622

			14,082,720

		Principal Amount	Market Value

Federal National Mortgage Association (FNMA) — 6.1%
Collateralized Mortgage Obligations — 2.5%
FNMA Series 1989-20 Class A
6.750%	04/25/2018	$ 3,769,031	$ 3,674,126
FNMA Series 1993-134 Class GA
6.500%	02/25/2007	5,000,000	4,946,850
FNMA Series 1993-221 Class D
6.000%	12/25/2008	2,500,000	2,412,500
FNMA Series 1994-43 Class PE
6.000%	12/25/2019	187,941	186,648
FNMA Series 1996-54 Class C
6.000%	09/25/2008	5,000,000	4,790,600

			16,010,724

Pass-Through Securities — 3.6%
FNMA
6.000%	10/01/2028- 02/01/2029	12,037,462	11,018,011
FNMA
6.500%	11/01/2028	12,752,331	12,035,012
FNMA
8.000%	05/01/2013	119,872	119,496

			23,172,519

			39,183,243

Government National Mortgage Association
(GNMA) — 2.3%
Pass-Through Securities
GNMA
7.000%	08/15/2023- 11/15/2023	3,241,377	3,162,352
GNMA
7.500%	01/15/2017- 06/15/2017	4,306,907	4,305,529
GNMA
8.000%	04/15/2001- 01/15/2009	6,680,837	6,801,720
GNMA
9.000%	12/15/2004- 10/15/2009	126,364	130,173
GNMA
11.000%	08/15/2000- 12/15/2000	1,643	1,654

			14,401,428

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $69,416,406)			67,667,391

		Principal Amount	Market Value

U.S. TREASURY OBLIGATIONS — 25.2%
U.S. Treasury Bonds — 7.1%
U.S. Treasury Bond
7.500%	11/15/2016	$ 15,545,000	$ 17,556,057
U.S. Treasury Bond
8.875%	08/15/2017	21,800,000	27,788,242

			45,344,299

U.S. Treasury Notes — 15.6%
U.S. Treasury Note
5.500%	05/15/2009	30,065,000	28,768,297
U.S. Treasury Note
5.750%	08/15/2003	7,600,000	7,470,572
U.S. Treasury Note
6.500%	10/15/2006	52,175,000	52,802,665
U.S. Treasury Note
6.875%	05/15/2006	2,000,000	2,058,440
U.S. Treasury Note
7.500%	02/15/2005	7,400,000	7,756,088

			98,856,062

U.S. Treasury Strip — 2.5%
U.S. Treasury Strip — Principal Only
0.000%	05/15/2016	43,000,000	16,182,620

TOTAL U.S. TREASURY OBLIGATIONS (Cost $159,386,814)			160,382,981

TOTAL BONDS & NOTES (Cost $571,552,978)			557,751,511

SHORT-TERM INVESTMENTS — 23.2%
Cash Equivalents — 12.3%
Bank of America Bank Note**
6.670%	03/22/2001	1,671,724	1,671,724
Bank of Montreal Bank Note**
6.630%	08/16/2000	2,669,390	2,669,390
Bank of Nova Scotia Eurodollar Time Deposit**
7.000%	07/03/2000	3,343,450	3,343,450
Credit Agricole Bank Eurodollar Time Deposit**
6.750%	07/06/2000	11,144,834	11,144,834
Credit Agricole Bank Eurodollar Time Deposit**
6.750%	07/07/2000	1,671,722	1,671,722
Den Danske Bank Eurodollar Time Deposit**
6.810%	07/05/2000	3,529,659	3,529,659
First Union Bank Note**
6.900%	05/09/2001	1,671,728	1,671,728

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Core Bond Fund – Portfolio of Investments (Continued)

		Principal Amount	Market Value

Fleet National Bank Eurodollar Time Deposit**
7.260%	10/31/2000	$ 712,944	$ 712,944
HypoVereinsbank Eurodollar Time Deposit**
6.750%	07/05/2000	5,431,043	5,431,043
Merrimac Money Market Fund**
6.440%	07/03/2000	9,497,391	9,497,391
MetLife Insurance Company Funding Agreement**
6.690%	08/01/2000	15,000,000	15,000,000
Morgan Stanley Dean Witter & Co.**
6.890%	07/17/2000	16,123,867	16,123,867
Morgan Stanley Dean Witter & Co.**
6.910%	11/22/2000	874,348	874,348
Paribas Bank Eurodollar Time Deposit**
6.750%	07/05/2000	4,686,900	4,686,900

			78,029,000

Commercial Paper — 10.9%
Appalachian Power Company
6.970%	07/18/2000	4,255,000	4,240,995
Comdisco, Inc.
6.780%	07/10/2000	4,120,000	4,113,017
ConAgra, Inc.
6.800%	07/13/2000	4,845,000	4,834,018
Crown Cork & Seal Company, Inc.
6.820%	07/21/2000	5,990,000	5,967,305
Dana Credit Corporation
6.750%	07/05/2000	5,945,000	5,940,541
Eastman Chemical Company
6.750%	07/06/2000	5,060,000	5,055,256
Federated Department Stores
6.750%	07/07/2000	5,900,000	5,893,362
Houston Industries Finance Co. L.P.
6.920%	07/12/2000	5,000,000	4,989,428
IMC Global, Inc.
6.780%	07/06/2000	5,915,000	5,909,430
Pentair, Inc.
6.960%	07/19/2000	5,000,000	4,982,600
Solutia, Inc.
6.800%	07/14/2000	4,775,000	4,763,275
Union Carbide Corporation
6.830%	07/28/2000	7,050,000	7,013,886

		Principal Amount	Market Value

US West Capital Funding Corporation
6.950%	07/17/2000	$ 5,455,000	$ 5,438,150

			69,141,263

TOTAL SHORT-TERM INVESTMENTS (At Amortized Cost)			147,170,263

TOTAL INVESTMENTS — 110.9% (Cost $718,723,241) ***			704,921,774

Other Assets/ (Liabilities) — (10.9%)			(69,141,007)

NET ASSETS — 100.0%			$ 635,780,767

Notes to Portfolio of Investments
*	All or a portion of this security is segregated to cover forward purchase commitments. (Note 2).

**	Represents investment of security lending collateral. (Note 2).

***	Aggregate cost for Federal tax purposes. (Note 7).

†	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The accompanying notes are an integral part of the financial statements.

MassMutual Core Bond Fund – Financial Statements

Statement of Assets and Liabilities

June 30, 2000 (Unaudited)
Assets:

Investments, at value (cost $571,552,978) (Note 2)...
$557,751,511
Short-term investments, at amortized cost (Note 2)...
147,170,263

Total Investments...
704,921,774
Cash...
180,490
Receivables from:
Investments sold...
13,192,595
Interest...
8,629,724
Settlement of investments purchased on a forward commitment basis (Note 2)...
224,459

Total assets...
727,149,042

Liabilities:
Payables for:
Investments purchased...
12,996,149
Securities on loan (Note 2)...
78,029,000
Directors’ fees and expenses (Note 3)...
2,212
Affiliates (Note 3):
Investment management fees...
252,925
Administration fees...
55,661
Service fees...
1,211
Accrued expenses and other liabilities...
31,117

Total liabilities...
91,368,275

Net assets...
$635,780,767

Net assets consist of:
Paid-in capital...
$641,192,100
Undistributed net investment income...
20,101,923
Accumulated net realized loss on investments...
(11,936,248)
Net unrealized depreciation on investments and forward commitments...
(13,577,008)

$635,780,767

Net assets:
Class A...
$3,486,299

Class L...
$31,691,569

Class Y...
$21,022,335

Class S...
$579,580,564

Shares outstanding:
Class A...
331,867

Class L...
3,016,248

Class Y...
1,997,198

Class S...
54,945,166

Net asset value, offering price and redemption price per share:
Class A...
$10.51

Class L...
$10.51

Class Y...
$10.53

Class S...
$10.55

The accompanying notes are an integral part of the financial statements.

MassMutual Core Bond Fund – Financial Statements (Continued)

Statement of Operations

Six months ended June 30, 2000 (Unaudited)
Investment income: (Note 2)
Interest (including securities lending income of $83,723)	$21,312,230

Expenses: (Note 2)
Investment management fees (Note 3)	1,461,308
Custody fees	32,478
Audit and legal fees	10,768
Directors’ fees (Note 3)	4,828

1,509,382
Administration fees (Note 3):
Class A	2,032
Class L	20,184
Class Y	13,822
Class S	267,680
Service fees (Note 3):
Class A	1,732

Total expenses	1,814,832

Net investment income	19,497,398

Realized and unrealized gain (loss):
Net realized loss on investment transactions and forward commitments	(3,924,204)
Net change in unrealized appreciation (depreciation) on investments and forward commitments	8,766,885

Net realized and unrealized gain	4,842,681

Net increase in net assets resulting from operations	$24,340,079

The accompanying notes are an integral part of the financial statements.

MassMutual Core Bond Fund – Financial Statements (Continued)

Statements of Changes in Net Assets

	Six months ended June 30, 2000 (Unaudited)	Year ended December 31, 1999
Increase (Decrease) in Net Assets:
Operations:
Net investment income	$ 19,497,398	$ 38,476,527
Net realized loss on investment transactions and forward commitments	(3,924,204)	(7,813,872)
Net change in unrealized appreciation (depreciation) on investments and forward commitments	8,766,885	(43,678,928)

Net increase (decrease) in net assets resulting from operations	24,340,079	(13,016,273)

Distributions to shareholders (Note 2):
From net investment income:
Class A	-	(35,668)
Class L	-	(145,284)*
Class Y	-	(1,199,642)
Class S	-	(36,453,705)

Total distributions from net investment income	-	(37,834,299)

In excess of net investment income:
Class A	-	(107)
Class L	-	(145)*
Class Y	-	(2,717)
Class S	-	(490,472)

Total distributions in excess of net investment income	-	(493,441)

From net realized gains:
Class A	-	(52)
Class L	-	(69)*
Class Y	-	(1,298)
Class S	-	(234,456)

Total distributions from net realized gains	-	(235,875)

Net fund share transactions (Note 5):
Class A	2,849,557	472,018
Class L	28,454,902	2,505,877 *
Class Y	792,313	20,271,088
Class S	(37,066,242)	(65,259,795)

Decrease in net assets from net fund share transactions	(4,969,470)	(42,010,812)

Total increase (decrease) in net assets	19,370,609	(93,590,700)

Net assets:
Beginning of period	616,410,158	710,000,858

End of period (including undistributed net investment income of $20,101,923 and $604,525, respectively)	$635,780,767	$616,410,158

* For the period from May 3, 1999 (commencement of operations) through December 31, 1999.

The accompanying notes are an integral part of the financial statements.

MassMutual Core Bond Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Six months ended 6/30/00 (Unaudited)		Year ended 12/31/99		Year ended 12/31/98†
Net asset value, beginning of period	$ 10.12		$ 11.06		$10.85

Income (Loss) from investment operations:
Net investment income	0.31	***	0.62	***	0.59 ***
Net realized and unrealized gain (loss) on investments	0.08		(0.89)		0.25

Total income (loss) from investment operations	0.39		(0.27)		0.84

Less distributions to shareholders:
From net investment income	-		(0.66)		(0.52)
From net realized gains	-		(0.01)		(0.11)
In excess of net realized gains	-		(0.00	)****	-

Total distributions	-		(0.67)		(0.63)

Net asset value, end of period	$ 10.51		$ 10.12		$11.06

Total Return@	3.85%	**	(2.43)%		7.75%

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$ 3,486		$ 576		$ 141
Net expenses to average daily net assets	1.05%	*	1.07%		1.20%
Net investment income to average daily net assets	6.10%	*	5.70%		5.26%
Portfolio turnover rate	14%	**	61%		51%

	Class L
	Six months ended 6/30/00 (Unaudited)		Period ended 12/31/99+
Net asset value, beginning of period	$ 10.11		$ 10.97

Income (Loss) from investment operations:
Net investment income	0.32	***	0.44	***
Net realized and unrealized gain (loss) on investments	0.08		(0.61)

Total income (loss) from investment operations	0.40		(0.17)

Less distributions to shareholders:
From net investment income	-		(0.68)
From net realized gains	-		(0.01)
In excess of net realized gains	-		(0.00	)****

Total distributions	-		(0.69)

Net asset value, end of period	$ 10.51		$ 10.11

Total Return@	3.96%	**	(1.52)%	**

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$31,692		$ 2,361
Net expenses to average daily net assets	0.79%	*	0.80%	*
Net investment income to average daily net assets	6.28%	*	6.11%	*
Portfolio turnover rate	14%	**	61%	**

*	Annualized
**	Percentage represents results for the period and are not annualized.
***	Per share amount calculated on the average shares method.
****	Distributions in excess of net realized gains is less than $0.01 per share.
+	For the period from May 3, 1999 (commencement of operations) through December 31, 1999.
†	Amounts have been restated to reflect reverse stock splits.
@
Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Core Bond Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Six months ended 6/30/00 (Unaudited)		Year ended 12/31/99		Year ended 12/31/98†
Net asset value, beginning of period	$ 10.12		$ 11.06		$ 10.86

Income (Loss) from investment operations:
Net investment income	0.32	***	0.68		0.65 ***
Net realized and unrealized gain (loss) on investments	0.09		(0.92)		0.25

Total income (loss) from investment operations	0.41		(0.24)		0.90

Less distributions to shareholders:
From net investment income	-		(0.69)		(0.59)
From net realized gains	-		(0.01)		(0.11)
In excess of net realized gains	-		(0.00	)****	-

Total distributions	-		(0.70)		(0.70)

Net asset value, end of period	$ 10.53		$ 10.12		$ 11.06

Total Return@	4.05%	**	(2.16)%		8.25%

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$ 21,022		$ 19,471		$ 400
Net expenses to average daily net assets	0.64%	*	0.65%		0.74%
Net investment income to average daily net assets	6.36%	*	6.29%		5.73%
Portfolio turnover rate	14%	**	61%		51%

	Class S (1)
	Six months ended 6/30/00 (Unaudited)		Year ended 12/31/99		Year ended 12/31/98	Year ended 12/31/97	Year ended 12/31/96	Year ended 12/31/95
Net asset value, beginning of period	$ 10.14		$ 11.06		$ 10.81	$ 10.45	$ 10.75	$ 9.84

Income (Loss) from investment operations:
Net investment income	0.33	***	0.66	***	0.67 ***	0.69 ***	0.67 ***	0.72 ***
Net realized and unrealized gain (loss) on investments	0.08		(0.89)		0.24	0.33	(0.37)	1.17

Total income (loss) from investment operations	0.41		(0.23)		0.91	1.02	0.30	1.89

Less distributions to shareholders:
From net investment income	-		(0.68)		(0.56)	(0.64)	(0.54)	(0.65)
From net realized gains	-		(0.01)		(0.10)	(0.02)	(0.06)	(0.33)
In excess of net realized gains	-		(0.00	)****	-	-	-	-

Total distributions	-		(0.69)		(0.66)	(0.66)	(0.60)	(0.98)

Net asset value, end of period	$ 10.55		$ 10.14		$ 11.06	$ 10.81	$ 10.45	$ 10.75

Total Return@	4.04%	**	(2.08)%		8.44%	9.78%	2.80%	19.15%

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$579,581		$594,002		$709,459	$455,931	$356,699	$253,540
Ratio of expenses to average daily net assets:
Before expense waiver	0.59%	*	0.57%		0.55%	0.55%	0.56%	0.56%
After expense waiver #	N/A		N/A		N/A	0.54%	0.51%	0.51%
Net investment income to average daily net assets	6.41%	*	6.07%		5.92%	6.34%	6.26%	6.56%
Portfolio turnover rate	14%	**	61%		51%	54%	54%	104%

*	Annualized
**	Percentage represents results for the period and are not annualized.
***	Per share amount calculated on the average shares method.
****	Distributions in excess of net realized gains is less than $0.01 per share.
†	Amounts have been restated to reflect reverse stock splits.
(1)	Class S shares were previously designated as Class 4 shares.
#	Computed after giving effect to the voluntary partial waiver of management fee by MassMutual, which terminated May 1, 1997.
@
Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Diversified Bond Fund – Portfolio Manager Report

What are the investment objectives and policies for the MassMutual Diversified Bond Fund?

The objective and policies of the Fund are to:
•	achieve a high total return consistent with prudent investment risk and the preservation of capital
•	invest in a diversified portfolio of fixed income securities across the credit quality spectrum, including investment grade and high-yield issues
•	maintain duration roughly comparable to that of the Lehman Brothers Intermediate Aggregate Bond Index, with overall credit quality of at least BBB
•	diversify investments by industry, sector, maturity, issuer class, and quality sectors to reduce risk of capital erosion

How did the Fund perform during the first half of 2000?

For the six months ended June 30, 2000, the Fund’s Class S shares returned 2.51%, trailing the 3.42% return of the Lehman Brothers Intermediate Aggregate Bond Index.

What factors influenced the Fund’s performance?

It was a difficult period for diversified bond funds, as the bond market experienced a flight to quality and sharply wider spreads that hurt spread product of all kinds, especially high-yield securities. Since the Fund invests in a broad range of quality sectors, including high-yield and emerging market securities, returns were limited by substantial underperformance in those sectors. In addition, the Fund had several holdings that experienced credit quality problems, including one default.

With investors in a defensive mindset, diversified and high-yield bond funds experienced outflows of funds for most of the period, resulting in more selling. Since bond funds are virtually the only buyers of high-yield securities, selling in the sector often feeds on itself, pushing prices even lower than they would otherwise go.

What made investors so quality-conscious?

Several factors contributed to the unfavorable environment. Shortly after the new year, the Federal Reserve Board, seeing that the investment markets had survived Y2K with minimal disruption, removed the excess liquidity that it had infused into the system prior to the end of 1999. The Fed also continued its pattern of raising short-term interest rates in response to strong economic growth, tight labor markets, and higher prices for raw materials, especially crude oil. The Fed hiked rates in February, March, and May, for a total increase of 100 basis points in both the federal funds and discount rates.

Another significant influence on the markets was the Treasury buyback program, announced in February. Treasury officials indicated that they hoped to buy back up to $30 billion in longer-term Treasury securities by the end of 2000. It was also stated that issuance of new 2-year, 5-year, and 10-year notes would be reduced, as would issuance of 30-year bonds. The prospect of decreased supply and increased demand for Treasuries pushed yields lower, especially at the longer end of the market. The yield curve, a graphical depiction of the yields of securities with different maturities, inverted, as the yield of the 30-year bond plunged to levels below those of even 3-month T-bills by the end of March. This situation created uncertainty about the value of the long bond as a benchmarking tool and confusion about how to value securities of shorter maturities.

Deteriorating overall credit quality was reflected in the greater number of prominent issuers that encountered serious problems in servicing their debt, including Finova, Service Corp., Conseco, and Waste Management. Although the Fund did not hold securities issued by these companies, the problems helped widen spreads to levels not seen since the 1990 recession. Treasuries were the Fund’s best-performing asset class in this environment. In late May, spreads in the higher quality sectors began to narrow once again, and investment-grade corporate securities outperformed all other asset classes. High-yield issues also regained some ground, although they finished with negative returns for both the first and second quarters.

What issues in the Fund’s portfolio experienced problems?

Kitty Hawk, an aircraft leasing company, filed for chapter 11 bankruptcy in May after missing a loan payment. We held our position in this bond, believing that it was better not to sell into a distressed market where investors appeared to be valuing the security below what we could expect to be paid if the company’s assets were liquidated. Worldtex and Derby Cycle both experienced sharp declines in their bonds because of earnings shortfalls. In the latter’s case, disappointing earnings were due partly to a downturn in the U.K. economy.

What is your outlook?

Higher interest rates have made it likely that the U.S. economy will begin to slow soon. Slower growth should relieve the upward pressure on interest rates, which would be good for fixed-income securities. However, a slowing economy also results in more modest earnings growth rates for many companies, which could exacerbate credit quality problems. On the other hand, stronger-than-expected economic growth or an uptick in inflation could prompt further increases in interest rates. Given the recent market’s concerns about credit quality, our plan is to emphasize the higher-quality segments of our markets. For example, when the market provides opportunities to do so, we will consider replacing B securities with slightly safer BB issues. We expect that careful credit analysis, which is one of our strengths, will become even more important in the months ahead.

MassMutual Diversified Bond Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Diversified Bond Fund Class S, Class A, Class Y, Class L and the Lehman Brothers Intermediate Aggregate Bond Index

MassMutual Diversified Bond Fund Total Return
	Year-To-Date 1/1/00 - 6/30/00	One Year 7/1/99 - 6/30/00	Since Inception Average Annual 5/3/99 - 6/30/00

Class S	2.51%	3.39%	1.94%
Class A	2.30%	2.99%	1.50%
Class Y	2.41%	3.28%	1.84%
Class L	2.41%	3.16%	1.73%

Lehman Brothers
Intermediate	3.42%	4.58%	3.21%
Aggregate Bond Index

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

Past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Investors should note that the Fund is a professionally managed mutual fund, while the Lehman Brothers Intermediate Aggregate Bond Index is unmanaged and does not incur expenses, and cannot be purchased directly by investors. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
MassMutual Diversified Bond Fund – Portfolio of Investments

June 30, 2000 (Unaudited)

		Principal Amount	Market Value

BONDS & NOTES — 89.3%
CORPORATE DEBT — 29.2%
AES Corporation
9.500%	06/01/2009	$ 200,000	$ 196,000
Archibald Candy Corp.
10.250%	07/01/2004	125,000	90,625
Associates Corporation of North America
5.800%	04/20/2004	500,000	468,320
AT&T Corp.
5.625%	03/15/2004	250,000	234,950
Boston Scientific Corporation
6.625%	03/15/2005	250,000	227,350
Brand Scaffold Services, Inc.
10.250%	02/15/2008	125,000	110,000
Building Material Corp.
8.000%	12/01/2008	250,000	196,250
Capitol Records, Inc.†
8.375%	08/15/2009	250,000	256,010
Century Communications Corp. Zero Coupon Series B
0.000%	01/15/2008	125,000	50,625
ContiFinancial Corporation
8.125%	04/01/2008	125,000	16,562
Continental Airlines, Inc.
8.000%	12/15/2005	100,000	92,000
Crown Cork & Seal Company, Inc.
7.125%	09/01/2002	150,000	143,221
CSX Corporation
6.250%	10/15/2008	250,000	217,407
Dana Corporation
6.250%	03/01/2004	250,000	236,275
Derby Cycle Corporation
10.000%	05/15/2008	125,000	50,000
Diageo Capital PLC
6.125%	08/15/2005	500,000	473,584
Elgin National Industries, Inc. Series B
11.000%	11/01/2007	125,000	103,750
Eott Energy Partners LP
11.000%	10/01/2009	100,000	101,500
Express Scripts, Inc.
9.625%	06/15/2009	125,000	121,250
Ford Motor Credit Corporation
7.375%	10/28/2009	100,000	96,727
		Principal Amount	Market Value

GenTek, Inc.
11.000%	08/01/2009	$ 100,000	$ 101,250
Gulf Canada Resources Limited
8.350%	08/01/2006	125,000	123,125
Haynes International, Inc.
11.625%	09/01/2004	125,000	87,500
Home Depot Exchangeable Trust†
1.000%	02/14/2006	100,000	92,000
Icn Pharmaceuticals, Inc.
9.250%	08/15/2005	250,000	247,500
Imax Corp.
7.875%	12/01/2005	250,000	226,250
International Game Technology
8.375%	05/15/2009	125,000	118,125
JL French Automotive Casting Series B
11.500%	06/01/2009	125,000	113,750
Kitty Hawk, Inc.
9.950%	11/15/2004	125,000	49,375
The Kroger Co.
7.650%	04/15/2007	250,000	245,128
LDM Technologies, Inc. Series B
10.750%	01/15/2007	125,000	98,750
Lyondell Chemical Company Series A†
9.625%	05/01/2007	125,000	123,125
Lyondell Chemical Company Series B†
9.875%	05/01/2007	125,000	123,437
News America Holdings, Inc.
8.625%	02/01/2003	250,000	256,390
Northwest Airlines, Inc.
7.875%	03/15/2008	250,000	220,430
Pacer International, Inc. Series B
11.750%	06/01/2007	125,000	124,688
Pepsi Bottling Holdings, Inc.†
5.625%	02/17/2009	250,000	219,819
Petroleos Mexicanos Series P
9.500%	09/15/2027	125,000	122,603
Primark Corporation
9.250%	12/15/2008	125,000	126,250
Raytheon Company
6.500%	07/15/2005	250,000	237,318
SCG Holding Corp.
12.000%	08/01/2009	65,000	69,388
		Principal Amount	Market Value

Solectron Corp. Zero Coupon
0.000%	05/08/2020	$ 220,000	$ 138,600
Sprint Capital Corporation
5.875%	05/01/2004	250,000	234,693
SuperValu, Inc.
7.875%	08/01/2009	250,000	245,542
TRW, Inc.
8.750%	05/15/2006	250,000	254,680
Western Gas Resources, Inc.
10.000%	06/15/2009	125,000	129,063
Worldtex, Inc. Series B
9.625%	12/15/2007	50,000	18,750

TOTAL CORPORATE DEBT (Cost $8,242,985)			7,629,935

U.S. GOVERNMENT AGENCY OBLIGATIONS — 33.7%
Federal Home Loan Mortgage Corporation (FHLMC) — 6.7%
Pass-Through Securities
FHLMC
7.500%	06/01/2024- 04/01/2028	1,777,256	1,758,371

Federal National Mortgage Association (FNMA) — 16.2%
Pass-Through Securities
FNMA
6.000%	11/01/2028- 04/01/2029	1,659,316	1,518,789
FNMA
6.500%	04/01/2029- 06/01/2029	2,888,379	2,726,117

			4,244,906

Government National Mortgage Association (GNMA) — 10.8%
Pass-Through Securities
GNMA
7.000%	10/15/2027- 05/15/2029	2,185,072	2,123,944
GNMA
8.000%	08/15/2026- 3/15/2027	687,441	695,175

			2,819,119

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost $9,237,717)			8,822,396

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Diversified Bond Fund – Portfolio of Investments (Continued)

		Principal Amount	Market Value

U.S. TREASURY OBLIGATIONS — 26.4%
U.S. Treasury Note
5.500%	05/15/2009	$ 240,000	$ 229,649
U.S. Treasury Note
5.750%	08/15/2003	650,000	638,931
U.S. Treasury Note
6.500%	10/15/2006	1,625,000	1,644,549
U.S. Treasury Note
7.500%	11/15/2001	4,350,000	4,405,071

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $7,099,045)			6,918,200

TOTAL BONDS & NOTES
(Cost $24,579,747)			23,370,531

SHORT-TERM INVESTMENTS — 9.6%
Commercial Paper
Countrywide Home Loans, Inc.
6.880%	07/06/2000	1,200,000	1,198,853
Houston Industries Finance Co. L.P.
7.100%	07/05/2000	300,000	299,763
US West Capital Funding Corporation
7.250%	07/07/2000	1,015,000	1,013,774

TOTAL SHORT-TERM INVESTMENTS
(At Amortized Cost)			2,512,390

TOTAL INVESTMENTS — 98.9%
(Cost $27,092,137)*			25,882,921

Other Assets/ (Liabilities) — 1.1%			282,081

NET ASSETS — 100.0%			$ 26,165,002

Notes to Portfolio of Investments

*	Aggregate cost for Federal tax purposes. (Note 7).

†	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The remainder of this page intentionally left blank.

The accompanying notes are an integral part of the financial statements.

MassMutual Diversified Bond Fund – Financial Statements

Statement of Assets and Liabilities

June 30, 2000 (Unaudited)
Assets:
Investments, at value (cost $24,579,747) (Note 2 )	$23,370,531
Short-term investments, at amortized cost (Note 2)	2,512,390

Total Investments	25,882,921
Cash	4,124
Receivables from:
Interest	302,559
Investment adviser (Note 3)	2,095

Total assets	26,191,699

Liabilities:
Payables for:
Directors’ fees and expenses (Note 3)	3,475
Affiliates (Note 3):
Investment management fees	10,605
Administration fees	2,662
Service fees	79
Accrued expenses and other liabilities	9,876

Total liabilities	26,697

Net assets	$26,165,002

Net assets consist of:
Paid-in capital	$26,649,558
Undistributed net investment income	858,486
Accumulated net realized loss on investments	(133,826)
Net unrealized depreciation on investments	(1,209,216)

$26,165,002

Net assets:
Class A	$ 297,724

Class L	$ 103,011

Class Y	$ 168,398

Class S	$25,595,869

Shares outstanding:
Class A	30,455

Class L	10,525

Class Y	17,196

Class S	2,612,607

Net asset value, offering price and redemption price per share:
Class A	$ 9.78

Class L	$ 9.79

Class Y	$ 9.79

Class S	$ 9.80

The accompanying notes are an integral part of the financial statements.

MassMutual Diversified Bond Fund – Financial Statements (Continued)

Statement of Operations

Six months ended June 30, 2000 (Unaudited)
Investment income: (Note 2)
Interest	$ 950,503

Total investment income	950,503

Expenses: (Note 2)
Investment management fees (Note 3)	63,368
Audit and legal fees	6,284
Directors’ fees (Note 3)	4,311
Custody fees	3,870

77,833

Administration fees (Note 3):
Class A	193
Class L	162
Class Y	136
Class S	15,382
Service fees (Note 3):
Class A	149

Total expenses	93,855
Expenses reimbursed (Note 3)	(3,450)
Net expenses	90,405

Net investment income	860,098

Realized and unrealized gain (loss):
Net realized loss on investment transactions	(16,436)
Net change in unrealized appreciation (depreciation) on investments	(211,573)

Net realized and unrealized loss	(228,009)

Net increase in net assets resulting from operations	$ 632,089

The accompanying notes are an integral part of the financial statements.

MassMutual Diversified Bond Fund – Financial Statements (Continued)

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets:	Six months ended June 30, 2000 (Unaudited)	Period ended December 31, 1999*
Operations:
Net investment income	$ 860,098	$ 1,052,357
Net realized loss on investment transactions	(16,436)	(116,392)
Net change in unrealized appreciation (depreciation) on investments	(211,573)	(997,643)

Net increase (decrease) in net assets resulting from operations	632,089	(61,678)

Distributions to shareholders (Note 2):
From net investment income:
Class A	-	(3,900)
Class L	-	(4,063)
Class Y	-	(6,001)
Class S	-	(1,039,391)

Total distributions from net investment income	-	(1,053,355)

In excess of net investment income:
Class A	-	(6)
Class L	-	(6)
Class Y	-	(9)
Class S	-	(1,591)

Total distributions in excess of net investment income	-	(1,612)

Net fund share transactions (Note 5):
Class A	194,023	104,906
Class L	-	105,069
Class Y	18,134	152,299
Class S	(1,381)	26,076,508

Increase in net assets from net fund share transactions	210,776	26,438,782

Total increase in net assets	842,865	25,322,137

Net assets:
Beginning of period	25,322,137	-

End of period (including undistributed net investment income of $858,486 and distributions in excess of net investment income of $1,612, respectively)	$26,165,002	$25,322,137

*	For the period from May 3, 1999 (commencement of operations) through December 31, 1999.

The accompanying notes are an integral part of the financial statements.

MassMutual Diversified Bond Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A				Class L
	Six months ended 6/30/00 (Unaudited)		Period ended 12/31/99†		Six months ended 6/30/00 (Unaudited)		Period ended 12/31/99†
Net asset value, beginning of period	$9.56		$10.00		$ 9.56		$ 10.00

Income (Loss) from investment operations:
Net investment income	0.31	***	0.39	***	0.31	***	0.41	***
Net realized and unrealized gain (loss) on investments	(0.09)		(0.44)		(0.08)		(0.45)

Total income (loss) from investment operations	0.22		(0.05)		0.23		(0.04)

Less distributions to shareholders:
From net investment income	-		(0.39)		-		(0.40)
In excess of net investment income from distributions	-		(0.00	)****	-		(0.00	)****

Total distributions	-		(0.39)		-		(0.40)

Net asset value, end of period	$9.78		$ 9.56		$ 9.79		$ 9.56

Total Return@	2.30%	**	(0.54)%	**	2.41%	**	(0.38)%	**

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$298		$ 100		$ 103		$ 101
Ratio of expenses to average daily net assets:
Before expense waiver	1.19%	*	1.19%	*	0.94%	*	0.94%	*
After expense waiver #	1.15%	*	N/A		0.91%	*	N/A
Net investment income to average daily net assets	6.41%	*	5.92%	*	6.59%	*	6.17%	*
Portfolio turnover rate	9%	**	32%	**	9%	**	32%	**

	Class Y				Class S
	Six months ended 6/30/00 (Unaudited)		Period ended 12/31/99†		Six months ended 6/30/00 (Unaudited)		Period ended 12/31/99†
Net asset value, beginning of period	$9.56		$10.00		$ 9.56		$ 10.00

Income (Loss) from investment operations:
Net investment income	0.32	***	0.42	***	0.32	***	0.42	***
Net realized and unrealized gain (loss) on investments	(0.09)		(0.45)		(0.08)		(0.44)

Total income (loss) from investment operations	0.23		(0.03)		0.24		(0.02)

Less distributions to shareholders:
From net investment income	-		(0.41)		-		(0.42)
In excess of net investment income from distributions	-		(0.00	)****	-		(0.00	)****

Total distributions	-		(0.41)		-		(0.42)

Net asset value, end of period	$9.79		$ 9.56		$ 9.80		$ 9.56

Total Return@	2.41%	**	(0.26)%	**	2.51%	**	(0.25)%	**

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$168		$ 146		$25,596		$24,975
Ratio of expenses to average daily net assets:
Before expense waiver	0.79%	*	0.80%	*	0.74%	*	0.74%	*
After expense waiver #	0.76%	*	N/A		0.71%	*	N/A
Net investment income to average daily net assets	6.74%	*	6.35%	*	6.79%	*	6.33%	*
Portfolio turnover rate	9%	**	32%	**	9%	**	32%	**

*	Annualized
**	Percentage represents results for the period and are not annualized.
***	Per share amount calculated on the average shares method.
****	Distributions in excess of net investment income is less than $0.01 per share.
†	For the period from May 3, 1999 (commencement of operations) through December 31, 1999.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the period May 1, 2000 through June 30, 2000.
@
Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Balanced Fund – Portfolio Manager Report

Note to shareholders: George Tall became portfolio manager of the Core Equity segment of the MassMutual Balanced Fund on April 20, 2000.

What are the investment objectives and policies for the MassMutual Balanced Fund?

The objective and policies of the Fund are to:
•	achieve a high total rate of return over an extended period of time consistent with the preservation of capital values
•	invest in a diversified portfolio of equity securities, fixed-income securities and money market instruments
•	manage the allocation of investments, under normal circumstances, in three sectors with the following ranges:

Prime segment no more than 35% of net assets
Core Bond segment no more than 35% of net assets
Core Equity segment no more than 65% of net assets

How did the Fund perform during the first half of 2000?

While the Fund’s absolute return was disappointing, relative performance improved markedly from the previous period. For the six months ended June 30, 2000, the Fund’s Class S shares returned -0.45%, about in line with the -0.12% return of the Lipper Balanced Fund Index, an unmanaged index of stock and bond portfolios. A modest gain in the Fund’s bond portfolio was offset by a negative return on the equity side.

What was the Fund’s asset allocation strategy during the period?

We increased the Fund’s equity allocation twice—once in March and once in April. We felt that the correction in stocks created some attractive values and tried to position the Fund to take advantage of them. On the other hand, we decreased the Fund’s bond allocation in April and June. Continued upward pressure on interest rates and a still-vibrant U.S. economy contributed to our decision to de-emphasize the bond portion of the portfolio. At the end of the period, our target allocations of stocks, bonds, and money market securities were 57.0%, 27.5%, and 15.5%, respectively.

The Fund’s equity portfolio has a new manager. What changes occurred as a result?

Since April, the Fund’s equity portfolio has undergone substantial restructuring. The portfolio’s largest underweighting at the end of the period was in banks and other financial services stocks, which tend to suffer during periods of rising interest rates and deteriorating overall credit quality. On the other hand, the most important areas of greater emphasis were the telecommunications, media, and technology sectors of the market. We’d like to emphasize that the portfolio has in no way forsaken its value orientation. You won’t find pricey Internet stocks with no earnings in this portfolio. However, we have shifted the emphasis in stock selection to spotlight some financial characteristics that we think deserve more attention.

Traditionally, the key characteristics of stocks pursued by value funds were low price-to-earnings and price-to-book-value ratios. While we take those ratios into account, we also place great importance on a company’s free cash flow and what it does with that cash flow. Ideally, we’d like to invest in companies that generate enough cash internally to fund a high growth rate without incurring excessive levels of debt. Furthermore, we want to see those companies making wise decisions about deploying that cash—by repurchasing shares, paying down debt, making helpful acquisitions, and the like.

What factors affected the Fund’s bond portfolio?

Bonds struggled against the headwinds of rising interest rates. In response to strong economic growth and tight labor markets, the Fed raised rates in February, March, and May, for a total increase of 100 basis points in both the federal funds and discount rates.

Another significant influence on the markets was the Treasury buyback program announced in February. Treasury officials indicated that they hoped to buy back up to $30 billion in longer-term Treasury securities by the end of 2000. It was also stated that issuance of new 2-year, 5-year, and 10-year notes would be reduced, as would issuance of 30-year bonds. The prospect of decreased supply and increased demand for Treasuries pushed yields lower, especially at the longer end of the market. The yield curve, a graphical depiction of the yields of securities with different maturities, inverted, as the yield of the 30-year bond plunged to levels below those of even 3-month T-bills by the end of March.

A final factor affecting the bond market was the large number of prominent issuers that encountered serious problems in servicing their debt, including Finova, Service Corp., Conseco, and Waste Management. The cumulative effect of these various factors was to trigger a flight to quality and to widen spreads to levels not seen since the 1990 recession. Treasuries were the Fund’s best-performing asset class in this environment. In late May, spreads began to narrow once again, and corporate securities outperformed all other asset classes.

What is your outlook?

The consensus view at the end of the period was that the Fed was finished raising interest rates for the time being. Indeed, after six rate hikes in such a short span of time, we will probably see some slowing in the economy in the near future. However, we must also keep in mind that the U.S. economy is still growing rapidly, and the pattern during the past few years has been for spending to pick up again in the third quarter. On the equity side, most of the portfolio restructuring has been completed, and we anticipate much lower turnover in the second half of the year. In the bond portfolio, we will continue to look for opportunities to add spread product at attractive prices while attempting to maintain the portfolio’s excellent credit quality.

MassMutual Balanced Fund
Largest Stock Holdings (6/30/00)

General Electric Company
Marsh & McLennan Companies, Inc.
Boeing Co.
The Bank of New York Company, Incorporated
BP Amoco plc Sponsored ADR
The McGraw-Hill Companies, Inc.
Exxon Mobil Corp.
Kimberly-Clark Corporation
AT&T—Liberty Media Group
American Home Products Corporation

MassMutual Balanced Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Balanced Fund Class S, the Lipper Balanced Fund Index, the Lehman Brothers Aggregate Bond Index, the Standard & Poor’s 500 Composite Index and the Lehman Brothers Government/Corporate Bond Index

MassMutual Balanced Fund
Total Return
	Year-To-Date 1/1/00-6/30/00	One Year 7/1/99-6/30/00	Five Year Average Annual 7/1/95-6/30/00	Since Inception Average Annual 10/3/94-6/30/00

Class S	-0.45%	-5.74%	10.13%	10.89%

Lipper Balanced Fund Index	-0.12%	2.51%	13.35%	13.74%

Lehman Brothers Aggregate Bond Index	3.99%	4.56%	6.25%	7.49%

Standard & Poor’s 500 Composite Index	-0.42%	7.25%	23.81%	24.32%

Lehman Brothers Gvt./Corp. Bond Index	4.16%	4.30%	6.09%	7.40%

Hypothetical Investments in MassMutual Balanced Fund Class A and Class Y, the Lipper Balanced Fund Index, the Lehman Brothers Aggregate Bond Index, the Standard & Poor’s 500 Composite Index and the Lehman Brothers Government/Corporate Bond Index

MassMutual Balanced Fund
Total Return
	Year-To-Date 1/1/00-6/30/00	One Year 7/1/99-6/30/00	Since Inception Average Annual 1/1/98-6/30/00

Class A	-0.68%	-6.19%	3.73%
Class Y	-0.45%	-5.81%	4.16%

Lipper Balanced Fund Index	-0.12%	2.51%	9.53%

Lehman Brothers Aggregate Bond Index	3.99%	4.56%	4.67%

Standard & Poor’s 500 Composite Index	-0.42%	7.25%	19.15%

Lehman Brothers Gvt./Corp. Bond Index	4.16%	4.30%	4.48%

Hypothetical Investments in MassMutual Balanced Fund Class L, the Lipper Balanced Fund Index, the Lehman Brothers Aggregate Bond Index, the Standard & Poor’s 500 Composite Index and the Lehman Brothers Government/Corporate Bond Index

MassMutual Balanced Fund
Total Return
	Year-To-Year 1/1/00-6/30/00	One Year 7/1/99-6/30/00	Since Inception Average Annual 5/3/99-6/30/00

Class L	-0.53%	-5.96%	-4.48%

Lipper Balanced Fund Index	-0.12%	2.51%	3.18%

Lehman Brothers Aggregate Bond Index	3.99%	4.56%	2.84%

Standard & Poor’s 500 Composite Index	-0.42%	7.25%	8.96%

Lehman Brothers Gvt./Corp. Bond Index	4.16%	4.30%	2.48%
GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

Class S
Lipper Balanced
Lehman Bros. Aggregate
S&P 500 Index
Lehman Bros. Gvt./Corp.
$40,000
35,000
30,000
25,000
20,000
15,000
10,000
5,000
$34,959 S&P 500
$20,963 Lipper Balanced
$18,120 Class S
$15,148 Lehman Bros. Aggregate
$15,079 Lehman Bros. Gvt./Corp.
10/3/94
12/94
6/95
12/95
6/96
12/96
6/97
12/97
6/98
12/98
6/99
12/99
6/00

Past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Investors should note that the Fund is a professionally managed mutual fund, while the Lipper Balanced Fund Index, the Lehman Brothers Aggregate Bond Index, the Standard & Poor’s 500 Composite Index and the Lehman Brothers Government/Corporate Bond Index are unmanaged and do not incur expenses, and cannot be purchased directly by investors. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

MassMutual Balanced Fund – Portfolio of Investments

June 30, 2000 (Unaudited)

	Number of Shares	Market Value

EQUITIES — 65.6%

Aerospace & Defense — 4.4%
Boeing Co.	272,900	$ 11,410,631
Honeywell International, Inc.	202,450	6,820,034
TRW, Inc.	121,000	5,248,375

		23,479,040

Automotive & Parts — 1.6%
Ford Motor Company	85,700	3,685,100
General Motors Corp.	77,900	4,523,069
Visteon Corp.*	11,221	136,054

		8,344,223

Banking, Savings & Loans — 4.7%
The Bank of New York Company, Inc.	213,100	9,909,150
Chase Manhattan Corp.	58,050	2,673,928
Fleet Boston Financial Corp.	93,378	3,174,852
Wachovia Corp.	83,600	4,535,300
Wells Fargo & Company	121,000	4,688,750

		24,981,980

Beverages — 1.0%
Brown-Forman Corporation Cl. B	93,700	5,036,375

Broadcasting, Publishing & Printing — 2.6%
The McGraw-Hill Companies, Inc.	170,000	9,180,000
News Corporation Limited Sponsored†	82,100	4,474,450

		13,654,450

Chemicals — 1.4%
Rohm & Haas Company	213,000	7,348,500

Communications — 3.6%
Alcatel SA Sponsored†	57,900	3,850,350
GTE Corporation	125,000	7,781,250
SBC Communications, Inc.	179,103	7,746,205

		19,377,805

Computer Integrated Systems Design — 1.4%
Computer Sciences Corp.*	98,900	7,386,594

	Number of Shares	Market Value

Computers & Information — 1.5%
Compaq Computer Corp.	146,600	$ 3,747,462
Jabil Circuit, Inc.*	82,900	4,113,912

		7,861,374

Computers & Office Equipment — 0.8%
International Business Machines Corporation	36,600	4,009,987

Containers — 1.3%
Sealed Air Corp.*	86,900	4,551,387
Temple-Inland, Inc.	60,500	2,541,000

		7,092,387

Cosmetics & Personal Care — 1.7%
Kimberly-Clark Corporation	159,200	9,134,100

Electric Utilities — 1.2%
Dominion Resources, Inc.	86,400	3,704,400
Teco Energy, Inc.	136,300	2,734,519

		6,438,919

Electrical Equipment & Electronics — 4.2%
General Electric Company	292,100	15,481,300
Micron Technology, Inc.*	54,700	4,817,019
SCI Systems, Inc.*	54,600	2,139,637

		22,437,956

Energy — 8.6%
Apache Corporation	125,000	7,351,562
BP Amoco PLC Sponsored†	162,636	9,199,099
Burlington Resources, Inc.	150,000	5,737,500
Chevron Corporation	60,000	5,088,750
Coastal Corp.	62,000	3,774,250
Conoco, Inc. Cl. A	121,000	2,662,000
Exxon Mobil Corp.	116,569	9,150,667
Total Fina Elf SA Sponsored†	36,300	2,788,294

		45,752,122

Entertainment & Leisure — 1.6%
AT&T—Liberty Media Group*	360,600	8,744,550

Financial Services — 2.4%
American Express Company	135,000	7,036,875
American General Corporation	97,500	5,947,500

		12,984,375

	Number of Shares	Market Value

Foods — 1.7%
Bestfoods	72,000	$ 4,986,000
General Mills, Inc.	111,400	4,261,050

		9,247,050

Forest Products & Paper — 0.6%
Weyerhaeuser Company	73,800	3,173,400

Healthcare — 2.5%
Becton, Dickinson and Company	195,800	5,617,012
Schering-Plough Corp.	152,800	7,716,400

		13,333,412

Industrial — Diversified — 1.8%
Illinois Tool Works, Inc.	100,000	5,700,000
Tyco International Ltd.	76,652	3,631,388

		9,331,388

Insurance — 3.4%
The Hartford Financial Services Group, Inc.	119,300	6,673,344
Marsh & McLennan Companies, Inc.	110,900	11,582,119
MBIA, Inc.	600	28,913

		18,284,376

Miscellaneous — 0.8%
Avery-Dennison Corp.	66,700	4,477,238

Pharmaceuticals — 4.4%
American Home Products Corp.	141,400	8,307,250
Merck & Co., Inc.	104,100	7,976,663
Pharmacia Corp.	143,395	7,411,729

		23,695,642

Restaurants — 1.0%
McDonald’s Corp.	169,000	5,566,438

Retail — 1.6%
RadioShack Corporation	98,100	4,647,488
Target Corporation	66,000	3,828,000

		8,475,488

Retail-Grocery — 0.9%
Albertson’s, Inc.	145,450	4,836,213

Telephone Utilities — 0.9%
BellSouth Corporation	117,400	5,004,175

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Balanced Fund – Portfolio of Investments (Continued)

		Number of Shares	Market Value

Tobacco — 0.8%
Fortune Brands, Inc.		180,000	$ 4,151,250

Transportation — 1.2%
Burlington Northern Santa Fe Corp.		149,500	3,429,156
Galileo International, Inc.		33,000	688,875
Norfolk Southern Corporation		166,900	2,482,638

			6,600,669

TOTAL EQUITIES (Cost $261,472,183)			350,241,476

		Principal Amount

BONDS & NOTES — 29.7%
ASSET BACKED SECURITIES — 1.8%
California Infrastructure SCE-1, 1997-1, Class A5
6.280%	09/25/2005	$ 150,000	147,003
California Infrastructure SDG&E-1, 1997-1, Class A5
6.190%	09/25/2005	100,000	97,791
Case Equipment Loan Trust 1998-A, Class A4
5.830%	02/15/2005	639,938	630,186
Caterpillar Financial Asset Trust, 1997-B, Class A3
6.160%	09/25/2003	393,761	392,501
Chase Manhattan Auto Owner Trust 1998-A, Class A4
5.800%	12/16/2002	1,000,000	987,770
Chase Manhattan RV Owner Trust 1997-A, Class A7
6.140%	10/16/2006	1,000,000	990,620
Metlife Capital Equipment Loan Trust Series 1997-A, Class A
6.850%	05/20/2008	750,000	743,595
Peco Energy Transition Trust Series 1999-A, Class A6
6.050%	03/01/2009	650,000	606,963
Peco Energy Transition Trust Series 1999-A, Class A7
6.130%	03/01/2009	350,000	322,651
Premier Auto Trust Series 1998-4, Class A3
5.690%	06/08/2002	970,908	965,238
Premier Auto Trust Series 1998-5, Class A3
5.070%	07/08/2002	500,000	493,710
Railcar Trust No. 1992-1
7.750%	06/01/2004	246,189	246,499
Rental Car Finance Corp. Series 1999-1A, Class A††
5.900%	02/25/2007	600,000	572,736

		Principal Amount	Market Value

Textron Financial Corporation Series 1998-A, Class A2††
5.890%	01/15/2005	$ 1,000,000	$ 983,000
Toyota Auto Lease Trust Series 1998-B, Class A1
5.350%	07/25/2002	1,000,000	994,800
Travelers Funding Ltd. Class A-1††
6.300%	02/18/2014	700,000	616,000

TOTAL ASSET BACKED SECURITIES (Cost $10,053,810)			9,791,063

CORPORATE DEBT — 13.4%
AirTouch Communications, Inc.
7.500%	07/15/2006	1,000,000	989,280
Alcan Aluminum Limited
6.250%	11/01/2008	500,000	462,989
America West Airlines, Inc. 1996-1, Class A
6.850%	07/02/2009	945,847	880,329
American Airlines, Inc. 1994-A Pass Through Trusts, Class A4
9.780%	11/26/2011	805,572	842,476
American General Finance Corporation
5.750%	11/01/2003	500,000	472,475
AMR Corporation
9.000%	08/01/2012	500,000	491,850
Associates Corporation of North America
6.750%	08/01/2001	1,000,000	993,350
AT&T—Liberty Media Group
8.250%	02/01/2030	1,800,000	1,652,873
Barrick Gold Corporation
7.500%	05/01/2007	1,000,000	967,590
BellSouth Capital Funding Corporation
7.750%	02/15/2010	1,500,000	1,500,060
BHP Finance (USA) Limited
6.420%	03/01/2026	1,000,000	967,080
Bombardier Capital, Inc.††
6.000%	01/15/2002	1,000,000	976,291
Boston Scientific Corporation
6.625%	03/15/2005	2,000,000	1,818,800
Celulosa Arauco y Constitucion, S.A.
6.950%	09/15/2005	500,000	472,550
Champion International Corporation
6.400%	02/15/2026	1,000,000	928,380
The Charles Schwab Corporation
6.250%	01/23/2003	1,000,000	966,589
The CIT Group, Inc.
5.625%	10/15/2003	500,000	468,440

		Principal Amount	Market Value

The CIT Group, Inc.
6.375%	10/01/2002	$ 1,000,000	$ 973,090
Comcast Cable Communications, Inc.
8.375%	05/01/2007	750,000	772,717
ConAgra, Inc.
7.000%	10/01/2028	750,000	599,895
Continental Airlines, Inc., Series 1996-2B
8.560%	07/02/2014	452,637	462,698
Continental Airlines, Inc., Series 1996-B
7.820%	04/15/2015	443,610	436,374
Crown Cork & Seal Company, Inc.
6.750%	12/15/2003	1,000,000	938,970
Crown Cork & Seal Company, Inc.
7.125%	09/01/2002	1,100,000	1,050,290
CSX Corporation
7.050%	05/01/2002	500,000	491,835
CSX Corporation
7.250%	05/01/2027	1,200,000	1,133,220
Donnelley (R.R.) & Sons Co.
6.625%	04/15/2029	1,000,000	831,320
Dover Corporation
6.250%	06/01/2008	500,000	440,740
Duke Capital Corp.
7.500%	10/01/2009	1,300,000	1,280,708
The E.W. Scripps Company
6.625%	10/15/2007	1,000,000	950,250
Emerald Investment Grade CBO, Ltd.††
7.553%	05/24/2011	1,000,000	1,000,000
ERAC USA Finance Company††
6.750%	05/15/2007	1,250,000	1,161,075
FBG Finance Limited††
7.875%	06/01/2016	1,000,000	1,031,220
Fletcher Challenge Capital Canada, Inc.
6.750%	03/24/2005	500,000	460,830
Fletcher Challenge Capital Canada, Inc.
7.750%	06/20/2006	500,000	482,475
Ford Motor Credit Corporation
7.375%	10/28/2009	3,000,000	2,901,810
General American Transportation Corporation
6.750%	03/01/2006	1,000,000	938,790
General Electric Capital Corporation Series MTNA
6.520%	10/08/2002	1,600,000	1,577,851
General Mills, Inc.
8.900%	06/15/2006	500,000	543,510
The Goldman Sachs Group, L.P.††
6.200%	02/15/2001	1,000,000	992,790

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Balanced Fund – Portfolio of Investments (Continued)

		Principal Amount	Market Value

Goodyear Tire & Rubber Company
8.500%	03/15/2007	$ 1,160,000	$ 1,190,067
Halliburton Company
5.625%	12/01/2008	750,000	672,044
Heller Financial, Inc.
6.250%	03/01/2001	500,000	495,335
Heller Financial, Inc.
7.375%	11/01/2009	2,000,000	1,886,920
Hershey Foods Corporation
7.200%	08/15/2027	1,250,000	1,192,500
Household Finance Corporation
6.500%	11/15/2008	1,500,000	1,364,700
ICI Wilmington, Inc.
7.050%	09/15/2007	500,000	467,220
IMC Global, Inc.
6.625%	10/15/2001	500,000	490,035
Interpool, Inc.
7.350%	08/01/2007	500,000	407,526
The Kroger Co.
7.000%	05/01/2018	700,000	607,138
LASMO (USA), Inc.
6.750%	12/15/2007	1,250,000	1,161,767
Leucadia National Corporation
7.750%	08/15/2013	1,000,000	978,170
Marsh & McLennan Companies, Inc.
7.125%	06/15/2009	500,000	478,943
Meritor Automotive, Inc.
6.800%	02/15/2009	1,000,000	860,600
Midway Airlines Corp. Pass Through Certificates Class B††
8.140%	01/02/2013	485,593	434,047
Millipore Corporation
7.500%	04/01/2007	1,000,000	948,300
Mobil Corporation
8.625%	08/15/2021	1,000,000	1,100,960
Morgan Stanley Dean Witter & Co.
5.625%	01/20/2004	1,000,000	943,020
Newmont Mining Corporation
8.625%	04/01/2002	1,000,000	999,610
News America Holdings, Inc.
9.250%	02/01/2013	1,000,000	1,080,610
Norfolk Southern Corporation
7.050%	05/01/2037	1,350,000	1,319,436
North Finance (Bermuda) Limited††
7.000%	09/15/2005	1,000,000	972,550
Pepsi Bottling Holdings, Inc.††
5.625%	02/17/2009	500,000	439,638

		Principal Amount	Market Value

Raytheon Company
6.550%	03/15/2010	$ 750,000	$ 671,685
Raytheon Company
6.750%	08/15/2007	500,000	469,765
Republic Services, Inc.
7.125%	05/15/2009	1,000,000	896,739
Ryder System, Inc.
6.600%	11/15/2005	750,000	700,995
Scholastic Corporation
7.000%	12/15/2003	750,000	730,897
Sprint Capital Corporation
6.125%	11/15/2008	500,000	445,685
Sprint Capital Corporation
6.900%	05/01/2019	500,000	444,580
SuperValu, Inc.
7.875%	08/01/2009	1,000,000	982,168
Texaco, Inc.
5.500%	01/15/2009	1,000,000	883,576
Thomas & Betts Corporation
8.250%	01/15/2004	500,000	501,725
Time Warner, Inc. Pass-Thru Asset Trust 1997-1††
6.100%	12/30/2001	750,000	735,683
Times Mirror Co.
7.450%	10/15/2009	1,300,000	1,267,876
TRW, Inc.
8.750%	05/15/2006	2,000,000	2,037,436
Union Tank Car Co.
6.790%	05/01/2010	1,000,000	915,628
US Air, Inc., Class B
7.500%	10/15/2009	451,207	413,305
Valero Energy Corporation
7.375%	03/15/2006	500,000	482,724
Vulcan Materials Company
6.000%	04/01/2009	1,000,000	892,776
WPP Finance (USA) Corporation
6.625%	07/15/2005	375,000	355,698

TOTAL CORPORATE DEBT (Cost $74,308,897)			71,623,937

NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 0.8%
Collateralized Mortgage Obligations
Asset Securitization Corporation Series 1995-MD4, Class A1
7.100%	08/13/2029	1,381,685	1,366,638
CS First Boston Mortgage Securities Corp. Series 1998- C2, Class A1
5.960%	12/15/2007	681,094	645,401

		Principal Amount	Market Value

Merrill Lynch Mortgage Investors, Inc., Series 1997- Cl-CTL, A-1
6.310%	11/15/2026	$ 817,684	$ 776,607
Salomon Brothers Mortgage Securities 1997-TZH, Class B††
7.491%	03/25/2022	750,000	737,348
Starwood Commercial Mortgage Trust Series 1999-C1A, Class B††
6.920%	02/05/2009	1,000,000	907,500

TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $4,744,665)			4,433,494

U.S. GOVERNMENT AGENCY OBLIGATIONS — 6.2%
Federal Home Loan Mortgage Corporation (FHLMC) — 0.3%
Collateralized Mortgage Obligations — 0.1%
FHLMC Series 1322 Class G
7.500%	02/15/2007	411,627	413,298

Pass-Through Securities — 0.2%
FHLMC
6.420%	12/01/2005	1,232,003	1,186,419
FHLMC
9.000%	03/01/2017	70,033	72,237

			1,258,656

			1,671,954

Federal National Mortgage Association (FNMA) — 3.7%
Collateralized Mortgage Obligations — 1.2%
FNMA Series 1993- 134 Class GA
6.500%	02/25/2007	1,000,000	989,370
FNMA Series 1993- 221 Class D
6.000%	12/25/2008	1,000,000	965,000
FNMA Series 1993- 231, Class M
6.000%	12/25/2008	2,500,000	2,395,300
FNMA Series 1996-54 Class C
6.000%	09/25/2008	2,000,000	1,916,240

			6,265,910

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Balanced Fund – Portfolio of Investments (Continued)

		Principal Amount	Market Value

Pass-Through Securities — 2.5%
FNMA
6.000%	11/01/2028	$ 1,402,363	$ 1,283,597
FNMA
7.500%	10/01/2029- 04/01/2030	10,053,565	9,908,993
FNMA
8.000%	05/01/2013- 05/01/2030	2,118,309	2,126,047

			13,318,637

			19,584,547

Government National Mortgage Association (GNMA) — 1.7%
Pass-Through Securities
GNMA
6.500%	10/15/2028- 03/15/2029	5,513,711	5,233,354
GNMA
7.000%	08/15/2023- 10/15/2023	717,638	700,143
GNMA
7.500%	10/15/2006- 06/15/2017	1,337,248	1,344,437
GNMA
8.000%	11/15/2004- 01/15/2009	1,430,702	1,451,208
GNMA
9.000%	12/15/2008- 05/15/2009	238,856	248,660

			8,977,802

U.S. Government Guaranteed Notes — 0.5%
1991-A Fairfax County, VA
8.740%	08/01/2001	200,000	203,612
1991-A Jefferson Park, CA
8.740%	08/01/2001	1,740,000	1,771,424
1991-A Monroe County, NY
8.740%	08/01/2001	500,000	509,030
1991-A Rochester, NY
8.740%	08/01/2001	60,000	61,084

			2,545,150

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $33,024,471)			32,779,453

		Principal Amount	Market Value

U.S. TREASURY OBLIGATIONS — 7.5%
U.S. Treasury Bonds — 1.4%
U.S. Treasury Bond
7.500%	11/15/2016	$ 275,000	$ 310,577
U.S. Treasury Bond
8.750%	05/15/2017	5,750,000	7,242,298

			7,552,875

U.S. Treasury Notes — 6.0%
U.S. Treasury Note
5.500%	05/15/2009	2,500,000	2,392,175
U.S. Treasury Note
6.500%	08/15/2005	11,065,000	11,179,080
U.S. Treasury Note
6.500%	10/15/2006	18,160,000	18,378,465

			31,949,720

U.S. Treasury Strip — 0.1%
U.S. Treasury Strip—Principal Only
0.000%	08/15/2015	700,000	275,667

TOTAL U.S. TREASURY OBLIGATIONS (Cost $39,536,469)			39,778,262

TOTAL BONDS & NOTES (Cost $161,668,312)			158,406,209

SHORT-TERM INVESTMENTS — 9.0%
Cash Equivalents — 5.4%
Bank of America Bank Note**
6.670%	03/22/2001	620,524	620,524
Bank of Montreal Bank Note**
6.630%	08/16/2000	1,034,207	1,034,207
Bank of Nova Scotia Eurodollar Time Deposit**
7.000%	07/03/2000	1,241,049	1,241,049
Credit Agricole Bank Eurodollar Time Deposit**
6.750%	07/06/2000	2,136,829	2,136,829
Credit Agricole Bank Eurodollar Time Deposit**
6.750%	07/07/2000	620,524	620,524
Den Danske Bank Eurodollar Time Deposit**
6.810%	07/05/2000	2,275,256	2,275,256
First Union Bank Note**
6.900%	05/09/2001	620,524	620,524
Fleet National Bank Eurodollar Time Deposit**
7.260%	10/31/2000	420,579	420,579
HypoVereinsbank Eurodollar Time Deposit**
6.750%	07/05/2000	2,171,036	2,171,036

		Principal Amount	Market Value

Merrimac Money Market Fund**
6.440%	07/03/2000	$ 11,494,819	$ 11,494,819
Morgan Stanley Dean Witter & Co.**
6.890%	07/17/2000	4,432,305	4,432,305
Morgan Stanley Dean Witter & Co.**
6.910%	11/22/2000	413,682	413,682
Paribas Bank Eurodollar Time Deposit**
6.750%	07/05/2000	1,482,098	1,482,098

			28,963,432

Commercial Paper — 3.6%
Countrywide Home Loans, Inc.
7.000%	07/03/2000	1,335,000	1,334,481
Enron Corp.
7.100%	07/06/2000	5,005,000	5,000,064
Houston Industries Finance Co. L.P.
7.150%	07/05/2000	5,000,000	4,996,028
Mead Corporation
6.800%	07/17/2000	3,525,000	3,514,347
UOP
7.120%	07/07/2000	400,000	399,525
US West Capital Funding Corporation
7.200%	07/07/2000	4,025,000	4,020,170

			19,264,615

TOTAL SHORT-TERM INVESTMENTS (At Amortized Cost)	48,228,047

TOTAL INVESTMENTS — 104.3% (Cost $471,368,542)***	556,875,732

Other Assets/ (Liabilities) — (4.3%)	(23,047,633)

NET ASSETS — 100.0%	$533,828,099

Notes to Portfolio of Investments

*	Non-income producing security.

**	Represents investment of security lending collateral. (Note 2).

***	Aggregate cost for Federal tax purposes. (Note 7).

†	American Depository Receipt

††	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The accompanying notes are an integral part of the financial statements.

MassMutual Balanced Fund – Financial Statements

Statement of Assets and Liabilities

June 30, 2000 (Unaudited)
Assets:
Investments, at value (cost $423,140,495) (Note 2)	$ 508,647,685
Short-term investments, at amortized cost (Note 2)	48,228,047

Total Investments	556,875,732
Receivables from:
Investments sold	7,157,540
Interest and dividends	2,718,374
Foreign taxes withheld	9,944

Total assets	566,761,590

Liabilities:
Payables for:
Investments purchased	2,834,383
Securities on loan (Note 2)	28,963,432
Directors’ fees and expenses (Note 3)	2,191
Affiliates (Note 3):
Investment management fees	224,208
Administration fees	48,766
Service fees	1,693
Due to Custodian	827,159
Accrued expenses and other liabilities	31,659

Total liabilities	32,933,491

Net assets	$ 533,828,099

Net assets consist of:
Paid-in capital	$ 417,421,783
Undistributed net investment income	10,287,550
Accumulated net realized gain on investments	20,611,576
Net unrealized appreciation on investments	85,507,190

$ 533,828,099

Net assets:
Class A	$ 2,997,165

Class L	$ 4,751,675

Class Y	$ 27,348,603

Class S	$ 498,730,656

Shares outstanding:
Class A	228,415

Class L	361,353

Class Y	2,074,943

Class S	37,797,234

Net asset value, offering price and redemption price per share:
Class A	$ 13.12

Class L	$ 13.15

Class Y	$ 13.18

Class S	$ 13.19

The accompanying notes are an integral part of the financial statements.

MassMutual Balanced Fund – Financial Statements (Continued)

Statement of Operations

Six months ended June 30, 2000 (Unaudited)
Investment income: (Note 2)
Interest (including securities lending income of $49,240)	$ 8,410,229
Dividends (net of withholding tax of $16,925)	3,697,474

Total investment income	12,107,703

Expenses: (Note 2)
Investment management fees (Note 3)	1,453,484
Custody fees	34,785
Audit and legal fees	11,138
Directors’ fees (Note 3)	4,809

1,504,216
Administration fees (Note 3):
Class A	3,751
Class L	10,133
Class Y	68,472
Class S	231,208
Service fees (Note 3):
Class A	2,373

Total expenses	1,820,153

Net investment income	10,287,550

Realized and unrealized gain (loss):
Net realized gain on investment transactions	22,646,830
Net change in unrealized appreciation (depreciation) on investments	(39,371,872)

Net realized and unrealized loss	(16,725,042)

Net decrease in net assets resulting from operations	$ (6,437,492)

The accompanying notes are an integral part of the financial statements.

MassMutual Balanced Fund – Financial Statements (Continued)

Statements of Changes in Net Assets

	Six months ended June 30, 2000 (Unaudited)	Year ended December 31, 1999
Increase (Decrease) in Net Assets:
Operations:
Net investment income	$ 10,287,550	$ 26,696,755
Net realized gain on investment transactions	22,646,830	1,114,487
Net change in unrealized appreciation (depreciation) on investments	(39,371,872)	(39,221,960)

Net decrease in net assets resulting from operations	(6,437,492)	(11,410,718)

Distributions to shareholders (Note 2):
From net investment income:
Class A	-	(19,468)
Class L	-	(6,213)*
Class Y	-	(2,098,684)
Class S	-	(24,046,239)

Total distributions from net investment income	-	(26,170,604)

Tax return of capital:
Class A	-	(78)
Class L	-	(25)*
Class Y	-	(8,376)
Class S	-	(95,975)

Total tax return of capital	-	(104,454)

From net realized gains:
Class A	-	(4,853)
Class L	-	(1,926)*
Class Y	-	(960,076)
Class S	-	(11,126,488)

Total distributions from net realized gains	-	(12,093,343)

Net fund share transactions (Note 5):
Class A	2,344,027	434,080
Class L	4,647,923	187,869 *
Class Y	(32,045,959)	61,686,034
Class S	(150,285,821)	(69,915,062)

Decrease in net assets from net fund share transactions	(175,339,830)	(7,607,079)

Total decrease in net assets	(181,777,322)	(57,386,198)

Net assets:
Beginning of period	715,605,421	772,991,619

End of period (including undistributed net investment income of $10,287,550 and $0, respectively)	$533,828,099	$715,605,421

*	For the period from May 3, 1999 (commencement of operations) through December 31, 1999.

The accompanying notes are an integral part of the financial statements.

MassMutual Balanced Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Six months ended 6/30/00 (Unaudited)		Year ended 12/31/99		Year ended 12/31/98†
Net asset value, beginning of period	$13.21		$14.20		$14.03

Income (Loss) from investment operations:
Net investment income	0.18	***	0.40	***	0.41 ***
Net realized and unrealized gain (loss) on investments	(0.27)		(0.70)		1.36

Total income (loss) from investment operations	(0.09)		(0.30)		1.77

Less distributions to shareholders:
From net investment income	-		(0.47)		(0.58)
Tax return of capital	-		(0.00	)****	-
From net realized gains	-		(0.22)		(1.02)

Total distributions	-		(0.69)		(1.60)

Net asset value, end of period	$13.12		$13.21		$14.20

Total Return@	(0.68)%	**	(2.17)%		12.78%

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$2,997		$ 573		$ 177
Net expenses to average daily net assets	1.15%	*	1.15%		1.20%
Net investment income to average daily net assets	2.75%	*	2.87%		2.76%
Portfolio turnover rate	24%	**	19%		30%

	Class L
	Six months ended 6/30/00 (Unaudited)		Period ended 12/31/99+
Net asset value, beginning of period	$13.22		$14.62

Income (Loss) from investment operations:
Net investment income	0.20	***	0.47	***
Net realized and unrealized gain (loss) on investments	(0.27)		(1.15)

Total income (loss) from investment operations	(0.07)		(0.68)

Less distributions to shareholders:
From net investment income	-		(0.50)
Tax return of capital	-		(0.00	)****
From net realized gains	-		(0.22)

Total distributions	-		(0.72)

Net asset value, end of period	$13.15		$13.22

Total Return@	(0.53)%	**	(4.69)%	**

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$4,752		$ 173
Net expenses to average daily net assets	0.90%	*	0.89%	*
Net investment income to average daily net assets	3.16%	*	4.97%	*
Portfolio turnover rate	24%	**	19%	**

*	Annualized
**	Percentage represents results for the period and are not annualized.
***	Per share amount calculated on the average shares method.
****	Tax return of capital is less than $0.01 per share.
+	For the period from May 3, 1999 (commencement of operations) through December 31, 1999.
†	Amounts have been restated to reflect reverse stock splits.
@
Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Balanced Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Six months ended 6/30/00 (Unaudited)		Year ended 12/31/99		Year ended 12/31/98†
Net asset value, beginning of period	$ 13.24		$ 14.20		$ 14.06

Income (Loss) from investment operations:
Net investment income	0.21	***	0.46	***	0.48 ***
Net realized and unrealized gain (loss) on investments	(0.27)		(0.71)		1.36

Total income (loss) from investment operations	(0.06)		(0.25)		1.84

Less distributions to shareholders:
From net investment income	-		(0.49)		(0.67)
Tax return of capital	-		(0.00	)****	-
From net realized gains	-		(0.22)		(1.03)

Total distributions	-		(0.71)		(1.70)

Net asset value, end of period	$ 13.18		$ 13.24		$ 14.20

Total Return@	(0.45)%	**	(1.77)%		13.23%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$ 27,349		$ 59,381		$ 1,051
Net expenses to average daily net assets	0.74%	*	0.75%		0.76%
Net investment income to average daily net assets	3.27%	*	3.23%		3.21%
Portfolio turnover rate	24%	**	19%		30%

	Class S (1)
	Six months ended 6/30/00 (Unaudited)		Year ended 12/31/99		Year ended 12/31/98	Year ended 12/31/97	Year ended 12/31/96	Year ended 12/31/95
Net asset value, beginning of period	$ 13.25		$ 14.20		$ 13.59	$ 12.34	$ 11.51	$ 9.92

Income (Loss) from investment operations:
Net investment income	0.22	***	0.48	***	0.49 ***	0.48	0.46	0.44
Net realized and unrealized gain (loss) on investments	(0.28)		(0.70)		1.33	1.82	1.02	1.68

Total income (loss) from investment operations	(0.06)		(0.22)		1.82	2.30	1.48	2.12

Less distributions to shareholders:
From net investment income	-		(0.51)		(0.48)	(0.48)	(0.46)	(0.44)
Tax return of capital	-		(0.00	)****	-	-	-	-
From net realized gains	-		(0.22)		(0.73)	(0.57)	(0.19)	(0.09)

Total distributions	-		(0.73)		(1.21)	(1.05)	(0.65)	(0.53)

Net asset value, end of period	$ 13.19		$ 13.25		$ 14.20	$ 13.59	$ 12.34	$ 11.51

Total Return@	(0.45)%	**	(1.58)%		13.50%	18.72%	12.83%	21.31%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$498,731		$655,478		$771,763	$655,135	$563,280	$456,773
Ratio of expenses to average daily net assets:
Before expense waiver	0.58%	*	0.57%		0.54%	0.55%	0.55%	0.55%
After expense waiver #	N/A		N/A		N/A	0.54%	0.51%	0.51%
Net investment income to average daily net assets	3.42%	*	3.36%		3.42%	3.57%	3.83%	4.18%
Portfolio turnover rate	24%	**	19%		30%	28%	26%	23%

*	Annualized
**	Percentage represents results for the period and are not annualized.
***	Per share amount calculated on the average shares method.
****	Tax return of capital is less than $0.01 per share.
†	Amounts have been restated to reflect reverse stock splits.
(1)	Class S shares were previously designated as Class 4 shares.
#	Computed after giving effect to the voluntary partial waiver of management fee by MassMutual, which terminated May 1, 1997.
@
Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Core Equity Fund – Portfolio Manager Report
(Formerly known as MassMutual Value Equity Fund)

Note to shareholders: George Tall became portfolio manager of the MassMutual Core Equity Fund on April 20, 2000. The sub-adviser for the Fund remains David L. Babson and Company Inc.

What are the investment objectives and policies for the MassMutual Core Equity Fund?

The objective and policies of the Fund are to:
•	achieve long-term growth of capital and income
•	invest in a diversified portfolio of equity securities of larger, well-established companies (generally companies with market capitalization over $2.0 billion)
•	utilize a value-oriented strategy in making investment decisions
•	utilize fundamental analysis to identify companies which

—are of high investment quality
—offer above-average dividend growth potential
—are attractively valued in the marketplace

How did the Fund perform during the first half of 2000?

For the six months ended June 30, 2000, the Fund’s Class S shares had a return of -4.03%, beating the -4.23% return of the Russell 1000 Value Index, which measures the performance of those companies in the Russell 1000 Index with attributes common to the value universe. The Russell 1000 Index measures the performance of the 1,000 largest U.S. companies based on total market capitalization. During the same period, the Fund underperformed the -0.42% return of the Standard & Poor’s 500 Index, a market capitalization-weighted, unmanaged index of 500 common stocks.

This fund has a new manager and a new benchmark. Can you provide more information about these changes?

The Russell 1000 Value Index, which joins the Standard & Poor’s 500 Index as a benchmark for the Fund, more accurately reflects the normal composition of the Fund than the S&P 500® does. The S&P 500®, while a popular measure of stock prices, has become increasingly growth-oriented and technology-heavy, including such components as Microsoft, Yahoo!, America Online, and Qualcomm.

Since coming on board in April, we’ve made substantial changes to the Fund’s holdings. The largest underweighting at the end of the period was in banks and other financial services stocks, which tend to suffer during periods of rising interest rates and deteriorating overall credit conditions. On the other hand, the most important areas of greater emphasis were the telecommunications, media, and technology sectors of the market. We’d like to emphasize that the Fund has in no way forsaken its value orientation. You won’t find pricey Internet stocks with no earnings in this portfolio. However, we have shifted the emphasis in stock selection to spotlight some financial characteristics that we think deserve more attention.

In what ways have the Fund’s criteria for stock selection changed?

Traditionally, the key characteristics of stocks pursued by value funds were low price-to-earnings and price-to-book-value ratios. While we take those ratios into account, we also place great importance on a company’s free cash flow and what it does with that cash flow. Ideally, we’d like to invest in companies that generate enough cash internally to fund a high growth rate without incurring excessive levels of debt. Furthermore, we want to see those companies making wise decisions about deploying that cash—by repurchasing shares, paying down debt, making helpful acquisitions, and the like.

As value investors, we pay particularly close attention to stock buybacks. For example, if a company makes the decision to repurchase a significant percentage of its shares around the $40 level, our opinion is that $40 per share constitutes something of a floor for that stock—a price at which the insiders who are most knowledgeable about the stock are saying, in effect, “If you don’t want the stock at this price, we do.” That’s no guarantee of a profitable investment, of course, but we believe that it’s a good indicator of what the real smart money thinks of that stock. Boeing was an example of a stock where we saw impressive share buyback activity.

What are some examples of stocks you bought and sold?

Alcatel, a European telecommunications equipment manufacturer, was an example of a recent purchase that contributed positively to performance. The company stands to reap substantial benefits from the ongoing expansion of the Internet’s infrastructure in Europe. Liberty Media Group, the video programming arm of AT&T, was also an addition, joining the Fund’s 10 largest holdings. Headed by media titan John Malone, this company has both profitable established lines of business and a track record of creating promising startup media companies. News Corp., Radio Shack, and Micron Technology are some other recent purchases.

On the sell side, we liquidated or reduced positions in Albertson’s, Engelhard, Illinois Tool Works, Crown, Cork & Seal, and Delphi, among others. It made little sense to us to own a stock like Albertson’s given that the company’s business lies directly in the path of expansion of a retail juggernaut like Wal-Mart. Delphi exemplified a company whose earnings appeared better than they really were. As a former subsidiary of General Motors, Delphi is obliged to plow a significant portion of its earnings back into supporting the subcontracting business of GM.

What is your outlook?

The consensus view at the end of the period was that the Fed was finished raising interest rates for the time being. We are not entirely comfortable with this view. While the recent numbers on consumer spending and other data indicate that an economic slowdown might be starting, we believe that those numbers were influenced in part by a seasonal shortage of cash in the second quarter due to income tax payments. The pattern during the past few years has been for spending to pick up again in the third quarter. Consequently, we have positioned the fund defensively as a precaution against more rate hikes later in 2000. We are comfortable with most of the Fund’s holdings and sector weightings roughly as they are, and we anticipate much lower turnover in the second half of the year.

MassMutual Core Equity Fund
Largest Stock Holdings (6/30/00)

General Electric Company
BP Amoco plc Sponsored ADR
Boeing Co.
Marsh & McLennan Companies, Inc.
Exxon Mobil Corp.
SBC Communications, Inc.
GTE Corporation
Kimberly-Clark Corporation
AT&T—Liberty Media Group
The Bank of New York Company, Incorporated

MassMutual Core Equity Fund – Portfolio Manager Report (Continued)
(Formerly known as MassMutual Value Equity Fund)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Core Equity Fund Class S and the Standard & Poor’s 500 Composite Index

MassMutual Core Equity Fund
Total Return
	Year-To- Date	One Year	Five Year Average Annual	Since Inception Average Annual
	11/1/00 - 6/30/00	7/1/99 - 6/30/00	7/1/95 - 6/30/00	10/3/94 - 6/30/00

Class S	-4.03%	-13.05%	13.87%	14.93%

Standard & Poor’s 500 Composite Index	-0.42%	7.25%	23.81%	24.32%

Hypothetical Investments in MassMutual Core Equity Fund Class A, Class Y and Standard & Poor’s 500 Composite Index

MassMutual Core Equity Fund
Total Return
	Year-To-Date	One Year	Since Inception Average Annual
	1/1/00 - 6/30/00	7/1/99 - 6/30/00	1/1/98 - 6/30/00

Class A	-4.29%	-13.52%	2.94%
Class Y	-4.10%	-13.17%	3.39%

Standard & Poor’s 500 Composite Index	-0.42%	7.25%	19.15%

Hypothetical Investments in MassMutual Core Equity Fund Class L and Standard & Poor’s 500 Composite Index

MassMutual Core Equity Fund
Total Return
	Year-To-Date	One Year	Since Inception Average Annual
	1/1/00 - 6/30/00	7/1/99 - 6/30/00	5/3/99 - 6/30/00

Class L	-4.10%	-13.21%	-9.88%

Standard & Poor’s 500 Composite Index	-0.42%	7.25%	8.96%

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

Past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Investors should note that the Fund is a professionally managed mutual fund, while the Standard & Poor’s 500 Composite Index is unmanaged and does not incur expenses, and cannot be purchased directly by investors. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

MassMutual Core Equity Fund – Portfolio of Investments
(Formerly known as MassMutual Value Equity Fund)

June 30, 2000 (Unaudited)

	Number of Shares	Market Value

EQUITIES — 100.4%

Aerospace & Defense — 6.3%
Boeing Co.	1,754,200	$ 73,347,487
Honeywell International, Inc.	1,301,031	43,828,482
TRW, Inc.	550,000	23,856,250

		141,032,219

Automotive & Parts — 2.5%
Ford Motor Company	580,300	24,952,900
General Motors Corp.	502,500	29,176,406
Visteon Corp.*	75,981	921,265

		55,050,571

Banking, Savings & Loans — 7.1%
Bank of New York Company, Incorporated	1,177,700	54,763,050
Chase Manhattan Corp.	373,500	17,204,344
Fleet Boston Financial Corp.	603,032	20,503,088
Wachovia Corp.	538,000	29,186,500
Wells Fargo & Company	977,700	37,885,875

		159,542,857

Beverages — 1.4%
Brown-Forman Corporation Cl. B	600,000	32,250,000

Broadcasting, Publishing & Printing — 3.4%
The McGraw-Hill Companies, Inc.	900,000	48,600,000
News Corporation Limited Sponsored†	525,600	28,645,200

		77,245,200

Chemicals — 2.1%
Rohm & Haas Company	1,374,200	47,409,900

Communications — 6.6%
Alcatel SA Sponsored†	371,900	24,731,350
GTE Corporation	973,500	60,600,375
SBC Communications, Inc.	1,464,181	63,325,828

		148,657,553

Computer Integrated Systems Design — 2.1%
Computer Sciences Corp.*	635,600	47,471,375

Computers & Information — 2.3%
Compaq Computer Corp.	939,300	24,010,856
Jabil Circuit, Inc.*	534,600	26,529,525

		50,540,381

	Number of Shares	Market Value

Computers & Office Equipment — 1.0%
International Business Machines Corporation	199,907	$ 21,902,311

Containers — 2.3%
Sealed Air Corp.*	562,000	29,434,750
Temple-Inland, Inc.	528,800	22,209,600

		51,644,350

Cosmetics & Personal Care — 2.6%
Kimberly-Clark Corporation	1,000,000	57,375,000

Electric Utilities — 2.3%
Dominion Resources, Inc.	730,600	31,324,475
Teco Energy, Inc.	1,007,800	20,218,987

		51,543,462

Electrical Equipment & Electronics — 6.4%
General Electric Company	1,877,800	99,523,400
Micron Technology, Inc.*	349,100	30,742,619
SCI Systems, Inc.*	348,200	13,645,087

		143,911,106

Energy — 13.4%
Apache Corporation	722,700	42,503,794
BP Amoco PLC Sponsored†	1,300,668	73,569,034
Burlington Resources, Inc.	701,600	26,836,200
Chevron Corporation	317,000	26,885,562
Coastal Corp.	398,400	24,252,600
Conoco, Inc. Cl. A	849,000	18,678,000
Exxon Mobil Corp.	911,431	71,547,334
Total Fina Elf SA Sponsored†	230,300	17,689,919

		301,962,443

Entertainment & Leisure — 2.5%
AT&T—Liberty Media Group*	2,314,400	56,124,200

Financial Services — 4.1%
American Express Company	1,050,000	54,731,250
American General Corporation	627,400	38,271,400

		93,002,650

	Number of Shares	Market Value

Foods — 3.5%
Bestfoods	599,400	$ 41,508,450
General Mills, Inc.	978,000	37,408,500

		78,916,950

Forest Products & Paper — 0.9%
Weyerhaeuser Company	476,800	20,502,400

Healthcare — 3.5%
Becton, Dickinson and Company	1,000,000	28,687,500
Schering-Plough Corp.	1,000,000	50,500,000

		79,187,500

Industrial – Diversified — 2.2%
Illinois Tool Works, Inc.	450,000	25,650,000
Tyco International Ltd.	492,026	23,309,732

		48,959,732

Insurance — 5.1%
The Hartford Financial Services Group, Inc.	740,500	41,421,719
Marsh & McLennan Companies, Inc.	700,000	73,106,250
MBIA, Inc.	3,700	178,294

		114,706,263

Miscellaneous — 1.5%
Avery-Dennison Corp.	500,000	33,562,500

Pharmaceuticals — 5.9%
American Home Products Corporation	605,600	35,579,000
Merck & Co., Inc.	666,200	51,047,575
Pharmacia Corp.	900,478	46,543,457

		133,170,032

Restaurants — 1.6%
McDonald’s Corp.	1,086,400	35,783,300

Retail — 2.4%
RadioShack Corporation	631,300	29,907,837
Target Corporation	428,000	24,824,000

		54,731,837

Retail-Grocery — 1.4%
Albertson’s, Inc.	934,568	31,074,386

Telephone Utilities — 1.4%
BellSouth Corporation	754,800	32,173,350

Tobacco — 1.3%
Fortune Brands, Inc.	1,250,300	28,835,044

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Core Equity Fund – Portfolio of Investments (Continued)
(Formerly known as MassMutual Value Equity Fund)

		Number of Shares	Market Value

Transportation — 1.3%
Burlington Northern Santa Fe Corp.		1,037,280	$ 23,792,610
Galileo International, Inc.		220,100	4,594,587

			28,387,197

TOTAL EQUITIES (Cost $1,638,439,658)			2,256,656,069

		Principal Amount

SHORT-TERM INVESTMENTS — 4.0%
Cash Equivalents
Bank of America Bank Note**
6.670%	03/22/2001	$ 1,930,235	1,930,235
Bank of Montreal Bank Note**
6.630%	08/16/2000	2,817,598	2,817,598
Bank of Nova Scotia Eurodollar Time Deposit**
7.000%	07/03/2000	3,860,469	3,860,469
Credit Agricole Bank Eurodollar Time Deposit**
6.750%	07/06/2000	12,868,231	12,868,231
Credit Agricole Bank Eurodollar Time Deposit**
6.750%	07/07/2000	1,930,235	1,930,235
Den Danske Bank Eurodollar Time Deposit**
6.810%	07/05/2000	9,077,530	9,077,530
First Union Bank Note**
6.900%	05/09/2001	1,930,235	1,930,235
Fleet National Bank Eurodollar Time Deposit**
7.260%	10/31/2000	771,787	771,787
HypoVereinsbank Eurodollar Time Deposit**
6.750%	07/05/2000	15,085,289	15,085,289
Merrimac Money Market Fund**
6.440%	07/03/2000	18,603,126	18,603,126
MetLife Insurance Company Funding Agreement**
6.690%	08/01/2000	5,000,000	5,000,000
Morgan Stanley Dean Witter & Co.**
6.890%	07/17/2000	837,202	837,202
Morgan Stanley Dean Witter & Co.**
6.910%	11/22/2000	1,662,246	1,662,246
		Principal Amount	Market Value

Paribas Bank Eurodollar Time Deposit**
6.750%	07/05/2000	$13,720,941	$ 13,720,941

			90,095,124

TOTAL SHORT-TERM INVESTMENTS
(At Amortized Cost)			90,095,124

TOTAL INVESTMENTS — 104.4%
(Cost $1,728,534,782) ***			2,346,751,193

Other Assets/ (Liabilities) — (4.4%)			(99,487,807)

NET ASSETS — 100.0%			$2,247,263,386

Notes to Portfolio of Investments
*	Non-income producing security.

**	Represents investment of security lending collateral. (Note 2).

***Aggregate cost for Federal tax purposes. (Note 7).

†	American Depository Receipt

The accompanying notes are an integral part of the financial statements.

MassMutual Core Equity Fund – Financial Statements
(Formerly known as MassMutual Value Equity Fund)

Statement of Assets and Liabilities

June 30, 2000 (Unaudited)
Assets:
Investments, at value (cost $1,638,439,658) (Note 2)	$2,256,656,069
Short-term investments, at amortized cost (Note 2)	90,095,124

Total Investments	2,346,751,193
Receivables from:
Investments sold	15,947,071
Interest and dividends	2,747,263
Foreign taxes withheld	63,089

Total assets	2,365,508,616

Liabilities:
Payables for:
Investments purchased	18,162,334
Securities on loan (Note 2)	90,095,124
Directors’ fees and expenses (Note 3)	2,220
Affiliates (Note 3):
Investment management fees	960,286
Administration fees	136,393
Service fees	2,673
Due to Custodian	8,789,221
Accrued expenses and other liabilities	96,979

Total liabilities	118,245,230

Net assets	$2,247,263,386

Net assets consist of:
Paid-in capital	$1,271,927,431
Undistributed net investment income	18,795,617
Accumulated net realized gain on investments	338,323,927
Net unrealized appreciation on investments	618,216,411

$2,247,263,386

Net assets:
Class A	$ 5,779,689

Class L	$ 19,071,302

Class Y	$ 21,618,461

Class S	$2,200,793,934

Shares outstanding:
Class A	370,174

Class L	1,216,380

Class Y	1,378,532

Class S	140,009,782

Net asset value, offering price and redemption price per share:
Class A	$ 15.61

Class L	$ 15.68

Class Y	$ 15.68

Class S	$ 15.72

The accompanying notes are an integral part of the financial statements.

MassMutual Core Equity Fund – Financial Statements (Continued)
(Formerly known as MassMutual Value Equity Fund)

Statement of Operations

Six months ended June 30, 2000 (Unaudited)
Investment income: (Note 2)
Dividends (net of withholding tax of $82,279)	$ 24,783,542
Interest (including securities lending income of $79,192)	1,072,569

Total investment income	25,856,111

Expenses: (Note 2)
Investment management fees (Note 3)	6,058,379
Custody fees	118,212
Audit and legal fees	29,427
Directors’ fees (Note 3)	4,958

6,210,976
Administration fees (Note 3):
Class A	5,238
Class L	15,722
Class Y	18,439
Class S	805,994
Service fees (Note 3):
Class A	4,125

Total expenses	7,060,494

Net investment income	18,795,617

Realized and unrealized gain (loss):
Net realized gain on investment transactions	274,263,433
Net change in unrealized appreciation (depreciation) on investments	(412,794,332)

Net realized and unrealized loss	(138,530,899)

Net decrease in net assets resulting from operations	$(119,735,282)

The accompanying notes are an integral part of the financial statements.

MassMutual Core Equity Fund – Financial Statements (Continued)
(Formerly known as MassMutual Value Equity Fund)

Statements of Changes in Net Assets

	Six months ended June 30, 2000 (Unaudited)	Year ended December 31, 1999
Increase (Decrease) in Net Assets:
Operations:
Net investment income	$ 18,795,617	$ 48,018,681
Net realized gain on investment transactions	274,263,433	244,882,522
Net change in unrealized appreciation (depreciation) on investments	(412,794,332)	(380,145,282)

Net decrease in net assets resulting from operations	(119,735,282)	(87,244,079)

Distributions to shareholders (Note 2):
From net investment income:
Class A	-	(28,703)
Class L	-	(38,830)*
Class Y	-	(424,325)
Class S	-	(47,633,175)

Total distributions from net investment income	-	(48,125,033)

In excess of net investment income:
Class A	-	(370)
Class L	-	(500)*
Class Y	-	(5,469)
Class S	-	(613,908)

Total distributions in excess of net investment income	-	(620,247)

From net realized gains:
Class A	-	(117,796)
Class L	-	(145,744)*
Class Y	-	(1,595,827)
Class S	-	(199,382,279)

Total distributions from net realized gains	-	(201,241,646)

Net fund share transactions (Note 5):
Class A	4,023,802	1,767,511
Class L	16,900,439	2,589,158 *
Class Y	2,057,933	22,336,326
Class S	(534,856,681)	(397,747,697)

Decrease in net assets from net fund share transactions	(511,874,507)	(371,054,702)

Total decrease in net assets	(631,609,789)	(708,285,707)

Net assets:
Beginning of period	2,878,873,175	3,587,158,882

End of period (including undistributed net investment income of $18,795,617 and $0, respectively)	$2,247,263,386	$2,878,873,175

* For the period from May 3, 1999 (commencement of operations) through December 31, 1999.

The accompanying notes are an integral part of the financial statements.

MassMutual Core Equity Fund – Financial Statements (Continued)
(Formerly known as MassMutual Value Equity Fund)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Six months ended 6/30/00 (Unaudited)		Year ended 12/31/99		Year ended 12/31/98†
Net asset value, beginning of period	$ 16.31		$ 18.40		$ 18.02

Income (Loss) from investment operations:
Net investment income	0.08	***	0.17	***	0.19 ***
Net realized and unrealized gain (loss) on investments	(0.78)		(0.75)		2.60

Total income (loss) from investment operations	(0.70)		(0.58)		2.79

Less distributions to shareholders:
From net investment income	-		(0.28)		(0.43)
In excess of net investment income	-		(0.00	)****	-
From net realized gains	-		(1.23)		(1.98)

Total distributions	-		(1.51)		(2.41)

Net asset value, end of period	$ 15.61		$ 16.31		$ 18.40

Total Return@	(4.29)%	**	(3.13)%		15.96%

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$ 5,780		$ 1,841		$ 227
Net expenses to average daily net assets	1.09%	*	1.10%		1.20%
Net investment income to average daily net assets	0.99%	*	0.92%		1.01%
Portfolio turnover rate	30%	**	10%		12%

	Class L
	Six months ended 6/30/00 (Unaudited)		Period ended 12/31/99+
Net asset value, beginning of period	$ 16.35		$ 19.36

Income (Loss) from investment operations:
Net investment income	0.10	***	0.20	***
Net realized and unrealized gain (loss) on investments	(0.77)		(1.68)

Total income (loss) from investment operations	(0.67)		(1.48)

Less distributions to shareholders:
From net investment income	-		(0.30)
In excess of net investment income	-		(0.00	)****
From net realized gains	-		(1.23)

Total distributions	-		(1.53)

Net asset value, end of period	$ 15.68		$ 16.35

Total Return@	(4.10)%	**	(7.63)%	**

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$19,071		$ 2,380
Net expenses to average daily net assets	0.84%	*	0.84%	*
Net investment income to average daily net assets	1.28%	*	1.68%	*
Portfolio turnover rate	30%	**	10%	**

*	Annualized
**	Percentage represents results for the period and are not annualized.
***	Per share amount calculated on the average shares method.
****	Distributions in excess of net investment income is less than $0.01 per share.
+	For the period from May 3, 1999 (commencement of operations) through December 31, 1999.
†	Amounts have been restated to reflect reverse stock splits.
@
Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Core Equity Fund – Financial Statements (Continued)
(Formerly known as MassMutual Value Equity Fund)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Six months ended 6/30/00 (Unaudited)		Year ended 12/31/99		Year ended 12/31/98†
Net asset value, beginning of period	$ 16.35		$ 18.39		$ 18.03

Income (Loss) from investment operations:
Net investment income	0.11	***	0.23	***	0.27 ***
Net realized and unrealized gain (loss) on investments	(0.78)		(0.73)		2.63

Total income (loss) from investment operations	(0.67)		(0.50)		2.90

Less distributions to shareholders:
From net investment income	-		(0.31)		(0.56)
In excess of net investment income	-		(0.00	)****	-
From net realized gains	-		(1.23)		(1.98)

Total distributions	-		(1.54)		(2.54)

Net asset value, end of period	$ 15.68		$ 16.35		$ 18.39

Total Return@	(4.10)%	**	(2.71)%		16.49%

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$ 21,618		$ 20,262		$ 754
Net expenses to average daily net assets	0.68%	*	0.69%		0.75%
Net investment income to average daily net assets	1.45%	*	1.26%		1.43%
Portfolio turnover rate	30%	**	10%		12%

	Class S (1)
	Six months ended 6/30/00 (Unaudited)		Year ended 12/31/99		Year ended 12/31/98	Year ended 12/31/97	Year ended 12/31/96	Year ended 12/31/95
Net asset value, beginning of period	$ 16.38		$ 18.39		$ 17.00	$ 14.46	$ 12.63	$ 9.91

Income (Loss) from investment operations:
Net investment income	0.12	***	0.27	***	0.31	0.32	0.34	0.31
Net realized and unrealized gain (loss) on investments	(0.78)		(0.75)		2.49	3.83	2.22	2.82

Total income (loss) from investment operations	(0.66)		(0.48)		2.80	4.15	2.56	3.13

Less distributions to shareholders:
From net investment income	-		(0.30)		(0.31)	(0.31)	(0.34)	(0.31)
In excess of net investment income	-		(0.00	)****	-	-	-	-
From net realized gains	-		(1.23)		(1.10)	(1.30)	(0.39)	(0.10)

Total distributions	-		(1.53)		(1.41)	(1.61)	(0.73)	(0.41)

Net asset value, end of period	$ 15.72		$ 16.38		$ 18.39	$ 17.00	$ 14.46	$ 12.63

Total Return@	(4.03)%	**	(2.60)%		16.75%	29.01%	20.24%	31.54%

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$2,200,794		$2,854,390		$3,586,177	$3,197,848	$2,485,743	$2,125,248
Ratio of expenses to average daily net assets:
Before expense waiver	0.58%	*	0.57%		0.54%	0.55%	0.55%	0.55%
After expense waiver #	N/A		N/A		N/A	0.54%	0.51%	0.51%
Net investment income to average daily net assets	1.55%	*	1.45%		1.67%	1.91%	2.42%	2.72%
Portfolio turnover rate	30%	**	10%		12%	20%	13%	16%

*	Annualized
**	Percentage represents results for the period and are not annualized.
***	Per share amount calculated on the average shares method.
****	Distributions in excess of net investment income is less than $0.01 per share.
†	Amounts have been restated to reflect reverse stock splits.
(1)	Class S shares were previously designated as Class 4 shares.
#	Computed after giving effect to the voluntary partial waiver of management by MassMutual, which terminated May 1, 1997.
@
Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Large Cap Value Fund – Portfolio Manager Report

What are the investment objectives and policies for the MassMutual Large Cap Value Fund?

The objective and policies of the Fund are to:
•	achieve capital growth and income
•	invest primarily in a diversified portfolio of equity securities of larger, well-established companies (generally companies with market capitalization over $5.0 billion)
•	utilize a value-oriented strategy in making investment decisions
•	utilize fundamental analysis to identify companies which

—	are of high investment quality or possess a unique product, market position or operating characteristics
—	offer above-average levels of profitability or superior growth potential
—	are attractively valued in the marketplace

How did the Fund perform during the first half of 2000?

This is a new fund with an inception date of May 1, 2000. From then until June 30, 2000, the Fund’s Class S shares returned -2.10%, trailing the 0.36% return of the Standard & Poor’s 500 Index, a market capitalization-weighted, unmanaged index of 500 common stocks.

What factors contributed to the Fund’s performance?

During May, stocks continued to be buffeted by rising interest rates. The Federal Reserve Board, following 0.25% increases in short-term interest rates in February and March, hiked rates by another 0.50% on May 16. The New Economy sectors of technology, media, telecommunications, and biotechnology, which had peaked in March, hit bottom soon after the Fed’s final hike. From the March 10 peak through the May 23 trough, the technology-laden NASDAQ Composite Index retreated by 37.3%. However, the correction was barely felt outside of New Economy stocks. While the NASDAQ was losing more than one-third of its value, the Standard & Poor’s 500 Index dropped a mere 1.5%, while the Dow Jones Industrial Average managed to gain 5.0% over the same period, reflecting a shift of assets from New Economy to Old Economy stocks.

Investors became more optimistic toward the end of May. For one thing, the larger size of the Fed’s latest rate increase, after a series of five smaller increases since June 1999, suggested to many investors that the central bank might have completed its tightening for the balance of the year. This perception was reinforced when the Fed left rates unchanged at its June meeting. Volatility diminished around this time, and stocks firmed. Value stocks started showing signs of life again, as the economic data began to hint at the beginnings of a slowdown.

Since we were operating in an abbreviated reporting period that was subject to such volatile crosscurrents, it is not surprising that the Fund’s returns were mildly disappointing. Two months is not an adequate length of time to evaluate performance, and we are confident that the Fund’s returns will be more competitive over longer periods of time.

Which holdings made the most meaningful contributions to performance?

With few exceptions, it was difficult to detect any sector-specific patterns in performance. In fact, there were several instances in which companies with similar or related businesses experienced dramatic differences in the way their stocks performed. For example, Hewlett-Packard shares were strong, while those of IBM and Lexmark International, whose core businesses overlap to some degree with those of Hewlett-Packard, were flat or down. In similar fashion, the stock of semiconductor manufacturer Texas Instruments did well, but the shares of competitor Motorola declined.

One bright spot was the Fund’s financial services holdings. Even in the face of higher interest rates, stocks like Household International, American International Group, Citigroup, Golden West Financial, and Morgan Stanley Dean Witter all produced solid returns. Detracting from the fund’s performance, however, were Federal Home Loan & Mortgage Co., Berkshire Hathaway, and Wells Fargo.

In line with the Fund’s value orientation, we sometimes attempt to take advantage of situations where a stock’s price has been depressed by what we think are temporary, short-term factors. Some of these purchases that helped performance included American Home Products and Tyco International. More recent investments based on a contrarian rationale were Bristol-Myers Squibb, Lucent Technologies, Costco Wholesale, and Tellabs.

What is your outlook?

We believe that the equity markets are likely to remain in a broad trading range for the foreseeable future. With six increases in interest rates since June 1999, it is likely that we will see some slowing of the economy, along with the more modest earnings growth that such an environment typically brings. While stocks with the highest valuations tend to be most vulnerable to disappointing earnings news, value stocks certainly can be affected too. We caution investors not to expect the outsized returns of previous years. For our part, we will attempt to add value and manage risk by purchasing only the stocks of what we feel are the highest-quality businesses and holding them for the long term.

MassMutual Large Cap Value Fund
Largest Stock Holdings (6/30/00)

American Express Company
Hewlett-Packard Company
Citigroup, Inc.
American International Group, Inc.
American Home Products Corporation
Household International, Inc.
International Business Machines Corporation
Tyco International Ltd.
Wells Fargo & Company
Texas Instruments, Inc.

MassMutual Large Cap Value Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Large Cap Value Fund Class S, Class A, Class Y, Class L and the Standard & Poor’s 500 Composite Index

MassMutual Large Cap Value Fund Total Return
Since Inception 5/1/00 - 6/30/00

Class S	-2.10%
Class A	-2.20%
Class Y	-2.10%
Class L	-2.20%

Standard & Poor’s 500 Composite Index	0.36%

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

Past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Investors should note that the Fund is a professionally managed mutual fund, while the Standard & Poor’s 500 Composite Index is unmanaged and does not incur expenses, and cannot be purchased directly by investors. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

MassMutual Large Cap Value Fund – Portfolio of Investments

June 30, 2000 (Unaudited)

	Number of Shares	Market Value

EQUITIES — 88.4%

Advertising — 0.1%
WPP Group Plc Sponsored†	1,800	$ 130,725

Banking, Savings & Loans — 12.1%
Citigroup, Inc.	131,400	7,916,850
Federal Home Loan Mortgage Corp.	65,400	2,648,700
Golden West Financial Corp.	99,000	4,040,437
Providian Financial Corp.	30,700	2,763,000
Wells Fargo & Company	154,000	5,967,500

		23,336,487

Broadcasting, Publishing & Printing — 4.0%
Dow Jones & Co., Inc.	7,200	527,400
Gannett Co., Inc.	20,100	1,202,231
MediaOne Group, Inc.*	74,700	4,953,357
Tribune Co.	30,700	1,074,500

		7,757,488

Building Materials & Construction — 2.9%
Masco Corp.	220,400	3,980,975
Vulcan Materials Co.	38,500	1,643,469

		5,624,444

Communications — 4.8%
Lucent Technologies, Inc.	69,600	4,123,800
Tellabs, Inc.*	75,400	5,160,187

		9,283,987

Computer Programming Services — 0.2%
SAP AG Sponsored†	9,700	455,294

Computers & Information — 2.0%
Lexmark International Group, Inc.*	57,700	3,880,325

Computers & Office Equipment — 8.0%
Hewlett-Packard Company	70,900	8,853,637
International Business Machines Corp.	59,600	6,529,925

		15,383,562

Containers — 1.4%
Sealed Air Corp.*	50,400	2,639,700

	Number of Shares	Market Value

Cosmetics & Personal Care — 0.3%
Gillette Company	15,400	$ 538,037

Electrical Equipment & Electronics — 7.9%
Intel Corp.	30,100	4,023,994
Koninklijke Philips Electronics NV NY Shares	21,100	1,002,250
Molex, Inc.	29,100	1,400,437
Motorola, Inc.	118,400	3,441,000
Texas Instruments, Inc.	77,700	5,337,019

		15,204,700

Energy — 0.5%
Devon Energy Corporation	17,400	977,662

Financial Services — 13.6%
American Express Company	186,400	9,716,100
AvalonBay Communities, Inc.	3,200	133,600
Berkshire Hathaway, Inc. Cl. A*	73	3,927,400
Donaldson, Lufkin & Jenrette, Inc.	11,400	483,787
Household International, Inc.	162,600	6,758,062
Morgan Stanley Dean Witter & Co.	61,900	5,153,175

		26,172,124

Healthcare — 2.3%
Bristol-Myers Squibb Company	77,700	4,526,025

Industrial — Diversified — 3.3%
Tyco International Ltd.	133,100	6,305,613

Insurance — 6.8%
American International Group, Inc.	64,800	7,614,000
Chubb Corp.	12,000	738,000
Progressive Corp.	25,700	1,901,800
Sun Life Financial Services of Canada*	16,600	280,125
Transatlantic Holdings, Inc.	30,400	2,546,000

		13,079,925

Lodging — 0.8%
Marriott International, Inc. Cl. A	41,100	1,482,169

	Number of Shares	Market Value

Machinery & Components — 1.4%
Applied Materials, Inc.*	9,600	$ 870,000
Dover Corporation	48,100	1,951,056

		2,821,056

Medical Supplies — 1.1%
Agilent Technologies, Inc.*	28,734	2,119,133

Pharmaceuticals — 6.3%
American Home Products Corp.	123,500	7,255,625
Eli Lilly & Co.	13,900	1,388,263
Merck & Co., Inc.	8,100	620,663
Pharmacia Corp.	9,500	491,031
Smithkline Beecham Plc Sponsored†	37,200	2,424,975

		12,180,557

Prepackaged Software — 1.3%
BMC Software, Inc.*	54,700	1,995,697
Novell, Inc.*	50,400	466,200

		2,461,897

Restaurants — 2.6%
McDonald’s Corp.	152,100	5,009,794

Retail — 2.4%
Costco Wholesale Corp.*	141,700	4,676,100

Telephone Utilities — 1.1%
AT&T Corp.	9,950	314,669
AT&T Wireless Group*	20,800	579,800
Globalstar Telecommunication Ltd.*	17,200	154,800
Loral Space & Communications*	49,300	342,019
Sprint Corp. (FON Group)	7,900	402,900
Worldcom, Inc.*	9,300	426,638

		2,220,826

Tobacco — 1.1%
Philip Morris Companies, Inc.	78,400	2,082,500

Transportation — 0.1%
Kansas City Southern Industries, Inc.	1,700	150,769

TOTAL EQUITIES
(Cost $174,243,872)		170,500,899

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Large Cap Value Fund – Portfolio of Investments (Continued)

		Principal Amount	Market Value

SHORT-TERM INVESTMENTS — 10.9%
Cash Equivalents — 2.6%
Bank of America Bank Note**
6.670%	03/22/2001	$ 108,759	$ 108,759
Bank of Montreal Bank Note**
6.630%	08/16/2000	181,264	181,264
Bank of Nova Scotia Eurodollar Time Deposit**
7.000%	07/03/2000	217,517	217,517
Credit Agricole Bank Eurodollar Time Deposit**
6.750%	07/07/2000	108,759	108,759
Den Danske Bank Eurodollar Time Deposit**
6.810%	07/05/2000	398,782	398,782
First Union Bank Note**
6.900%	05/09/2001	108,759	108,759
Fleet National Bank Eurodollar Time Deposit**
7.260%	10/31/2000	1,182,830	1,182,830
HypoVereinsbank Eurodollar Time Deposit**
6.750%	07/05/2000	906,322	906,322
Merrimac Money Market Fund**
6.440%	07/03/2000	1,138,341	1,138,341
Morgan Stanley Dean Witter & Co.**
6.890%	07/17/2000	217,517	217,517
Morgan Stanley Dean Witter & Co.**
6.910%	11/22/2000	72,506	72,506
Paribas Bank Eurodollar Time Deposit**
6.750%	07/05/2000	435,035	435,035

			5,076,391

		Principal Amount	Market Value

Repurchase Agreement — 8.3%
Investors Bank & Trust Company Repurchase Agreement, dated 06/30/00, 6.03%,
due	07/03/00 (a)	$15,958,702	$ 15,958,702

TOTAL SHORT-TERM INVESTMENTS
(At Amortized Cost)			21,035,093

TOTAL INVESTMENTS — 99.3%
(Cost $195,278,965)***			191,535,992

Other Assets/ (Liabilities) — 0.7%			1,395,723

NET ASSETS — 100.0%			$ 192,931,715

Notes to Portfolio of Investments
*	Non-income producing security.

**	Represents investment of security lending collateral. (Note 2).

***	Aggregate cost for Federal tax purposes. (Note 7).

†	American Depository Receipt

(a)
Maturity value of $15,966,721. Collateralized by U.S. Government Agency obligations with rates of 7.125-7.309%, maturity dates of 10/20/2023-06/01/2025, and aggregate market value, including accrued interest, of $16,756,638.

The accompanying notes are an integral part of the financial statements.

MassMutual Large Cap Value Fund – Financial Statements

Statement of Assets and Liabilities

June 30, 2000 (Unaudited)
Assets:
Investments, at value (cost $174,243,872) (Note 2)	$170,500,899
Short-term investments, at amortized cost (Note 2)	21,035,093

Total Investments	191,535,992
Cash	6,562,018
Receivables from:
Interest and dividends	182,096

Total assets	198,280,106

Liabilities:
Payables for:
Investments purchased	145,725
Securities on loan (Note 2)	5,076,391
Directors’ fees and expenses (Note 3)	1,335
Affiliates (Note 3):
Investment management fees	95,013
Administration fees	14,514
Service fees	63
Accrued expenses and other liabilities	15,350

Total liabilities	5,348,391

Net assets	$192,931,715

Net assets consist of:
Paid-in capital	$196,710,741
Undistributed net investment income	187,318
Accumulated net realized loss on investments	(223,371)
Net unrealized depreciation on investments	(3,742,973)

$192,931,715

Net assets:
Class A	$ 743,555

Class L	$ 12,714,600

Class Y	$ 98,861

Class S	$179,374,699

Shares outstanding:
Class A	76,004

Class L	1,300,310

Class Y	10,100

Class S	18,323,161

Net asset value, offering price and redemption price per share:
Class A	$ 9.78

Class L	$ 9.78

Class Y	$ 9.79

Class S	$ 9.79

The accompanying notes are an integral part of the financial statements.

MassMutual Large Cap Value Fund – Financial Statements (Continued)

Statement of Operations

Period ended June 30, 2000* (Unaudited)
Investment income: (Note 2)
Dividends (net of withholding tax of $11)	$ 188,862
Interest (including securities lending income of $217)	190,355

Total investment income	379,217

Expenses: (Note 2)
Investment management fees (Note 3)	153,981
Custody fees	11,839
Audit and legal fees	2,456
Directors’ fees (Note 3)	1,335

169,611
Administration fees (Note 3):
Class A	82
Class L	2,912
Class Y	29
Class S	19,202
Service fees (Note 3):
Class A	63

Total expenses	191,899

Net investment income	187,318

Realized and unrealized gain (loss):
Net realized loss on investment transactions	(223,371)
Net change in unrealized appreciation (depreciation) on investments	(3,742,973)

Net realized and unrealized loss	(3,966,344)

Net decrease in net assets resulting from operations	$(3,779,026)

*	For the period from May 1, 2000 (commencement of operations) through June 30, 2000.

The accompanying notes are an integral part of the financial statements.

MassMutual Large Cap Value Fund – Financial Statements (Continued)

Statements of Changes in Net Assets

Period ended June 30, 2000* (Unaudited)
Increase (Decrease) in Net Assets:
Operations:
Net investment income	$ 187,318
Net realized loss on investment transactions	(223,371)
Net change in unrealized appreciation (depreciation) on investments	(3,742,973)

Net decrease in net assets resulting from operations	(3,779,026)

Net fund share transactions (Note 5):
Class A	748,777
Class L	13,115,362
Class Y	101,000
Class S	182,745,602

Increase in net assets from net fund share transactions	196,710,741

Total increase in net assets	192,931,715

Net assets:
Beginning of period	-

End of period (including undistributed net investment income of $187,318)	$192,931,715

* For the period from May 1, 2000 (commencement of operations) through June 30, 2000.

The accompanying notes are an integral part of the financial statements.

MassMutual Large Cap Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout the period)

	Class A		Class L		Class Y		Class S
	Period ended 6/30/00† (Unaudited)		Period ended 6/30/00† (Unaudited)		Period ended 6/30/00† (Unaudited)		Period ended 6/30/00† (Unaudited)
Net asset value, beginning of period	$ 10.00		$ 10.00		$ 10.00		$ 10.00

Income (Loss) from investment operations:
Net investment income	0.01	***	0.01	***	0.01	***	0.01	***
Net realized and unrealized gain (loss) on investments	(0.23)		(0.23)		(0.22)		(0.22)

Total income (loss) from investment operations	(0.22)		(0.22)		(0.21)		(0.21)

Net asset value, end of period	$ 9.78		$ 9.78		$ 9.79		$ 9.79

Total Return@	(2.20)%	**	(2.20)%	**	(2.10)%	**	(2.10)%	**

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$ 744		$12,715		$ 99		$179,375
Net expenses to average daily net assets	1.33%	*	1.06%	*	0.89%	*	0.80%	*
Net investment income to average daily net assets	0.36%	*	0.69%	*	0.67%	*	0.80%	*
Portfolio turnover rate	5%	**	5%	**	5%	**	5%	**

*	Annualized
**	Percentage represents results for the period and are not annualized.
***	Per share amount calculated on the average shares method.
†	For the period from May 1, 2000 (commencement of operations) through June 30, 2000.
@
Employee retirement benefits plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Indexed Equity Fund – Portfolio Manager Report

What are the investment objectives and policies for the MassMutual Indexed Equity Fund?

The objective and policies of the Fund are to:
•	achieve long-term growth of capital through performance that closely tracks that of the Standard & Poor’s 500 Index
•	invest in a portfolio of equity securities mirroring the composition and sector weightings of the Standard & Poor’s 500 Index

How did the Fund perform during the first half of 2000?

For the six months ended June 30, 2000, the Fund’s Class S shares returned -0.72%, slightly trailing the -0.42% return of the Standard & Poor’s 500 Index, a market capitalization-weighted, unmanaged index of 500 common stocks.

What factors influenced performance during the period?

It was an extremely volatile six-month period. After backing and filling during January and February, the Index surged 9.78% in March, closing at its peak of 1,527.57 on March 24. Strength came primarily from the New Economy sectors of technology, media, the telecommunications segment of the utilities sector, and the biotechnology component of health care. Investors bid particularly aggressively for any stock related to the Internet, regardless of the earnings prospects, and the valuations of many shares reached unsustainably high levels.

At the same time, the Federal Reserve Board continued to raise short-term interest rates in an effort to head off an overheated economy and a return of inflation. The Fed hiked rates in February, March, and May, for a total increase of 1.00% in both the target federal funds rate and the discount rate. Higher rates generally have the most negative impact on stocks with the highest valuations, and this maxim certainly proved to be true during the period. Led by a plunging NASDAQ Composite Index, which fell 37.3% from its high on March 10 through the low on May 23, the S&P 500® quickly lost ground, shedding over 5% of its value on April 14 alone. The low on that day was 1,339.40. For the next month, market action was choppy while investors waited nervously to see what the Fed would do at its May meeting. When the Fed fulfilled expectations by hiking rates by 0.50%, investors began to suspect that the current cycle of higher rates might be close to an end, and stocks staged a relief rally. Buoyed by fading concerns about interest rates and optimism about second quarter earnings, stocks held on to much of their recent gains, and volatility diminished as the period drew to a close. Overall, the Index rose 2.29% during the first quarter but more than offset those gains with a -2.65% return in the second quarter.

Which stocks and sectors were most helpful or detrimental to performance?

As investors began to take seriously the possibility of an economic slowdown later in the year, money began to flow into defensive market sectors—that is, those that tend to outperform the overall market during periods of slower economic growth. Two of the best-performing defensive sectors were health care and consumer staples, with respective returns of 25.7% and 9.0%. These sectors benefited from the perception that people tend to buy items such as razor blades, toothpaste and drugs in a somewhat predictable fashion unless the economy is absolutely terrible. Utilities also did well, with a 9.4% return. The weakest sectors were basic materials, communication services, and consumer cyclicals, with returns of -11.8%, -11.3%, and -8.4%, respectively. Turning to individual holdings, the strongest performers were Nabisco Group, St. Jude Medical, and Reebok International, which finished the period with respective returns of 115%, 77%, and 72%. On the negative side, the Fund’s performance was hurt by weakness in Citrix Systems (-71%), Novell (-67%), and Qualcomm (-59%). In addition, during the quarter there were 16 additions or deletions to the Index, as well as 13 share increases and 7 share decreases, resulting in higher-than-normal turnover costs.

What is your outlook?

There is little question in our minds that the Fed’s aggressive tightening of monetary policy will have some slowing effect on the U.S. economy, along with a decrease in the rate of earnings growth. Thus, in the short term, New Economy stocks could experience further volatility since they depend on above-average earnings growth to propel their stock prices higher. In addition, with valuations still relatively high, investors are likely to be unforgiving of those companies that fail to meet their earnings estimates. On the positive side, spending for information technology is increasing all over the world and is estimated to reach 5% of gross domestic product in the United States this year. A lot of that spending is likely to benefit companies in the S&P 500®, many of which are leaders in their respective industries.

MassMutual Indexed Equity Fund – Portfolio Manager Report (Continued)

Furthermore, in the past few years changing market conditions have often resulted in investors shifting their money among different sectors rather than withdrawing funds from the market. If technology and other New Economy sectors temporarily fall from favor, therefore, sector rotation may result in new leadership for the market. Being modeled on a broadly based index like the S&P 500®, the Fund is well positioned to benefit from this kind of scenario.

MassMutual Indexed Equity Fund
Largest Stock Holdings (6/30/00)

General Electric Company
Intel Corp.
Cisco Systems, Inc.
Microsoft Corp.
Pfizer, Inc.
Exxon Mobil Corp.
Wal-Mart Stores, Inc.
Oracle Corporation
Citigroup, Inc.
Nortel Networks Corporation

MassMutual Indexed Equity Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Indexed Equity Fund Classes A, Y, S and the Standard & Poor’s 500 Composite Index

MassMutual Indexed Equity Fund
Total Return
	Year-To-Date	One Year	Since Inception Average Annual
	1/1/00 - 6/30/00	7/1/99 - 6/30/00	3/1/98 - 6/30/00

Class S	-0.72%	6.74%	16.00%
Class A	-0.94%	6.32%	15.40%
Class Y	-0.65%	6.73%	15.91%

Standard & Poor’s 500 Composite Index	-0.42%	7.25%	16.56%

Hypothetical Investments in MassMutual Indexed Equity Fund Class L and the Standard & Poor’s 500 Composite Index

MassMutual Indexed Equity Fund
Total Return
	Year-To-Date	Since Inception
	1/1/00 - 6/30/00	7/1/99 - 6/30/00

Class L	-0.72%	6.58%

Standard & Poor’s 500 Composite Index	-0.42%	7.25%

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

Past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Investors should note that the Fund is a professionally managed mutual fund, while the Standard & Poor’s 500 Composite Index is unmanaged and does not incur expenses, and cannot be purchased directly by investors. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

MassMutual Indexed Equity Fund – Portfolio of Investments

June 30, 2000 (Unaudited)

	Number of Shares	Market Value

EQUITIES — 98.6%

Advertising — 0.3%
Interpublic Group Cos., Inc.	18,900	$ 812,700
Omnicom Group, Inc.	12,000	1,068,750
Young & Rubicam, Inc.	4,700	268,781

		2,150,231

Aerospace & Defense — 0.8%
Boeing Co.	58,900	2,462,756
General Dynamics Corp.	13,800	721,050
Goodrich (B.F.) Co.	7,500	255,469
Honeywell International, Inc.	53,600	1,805,650
Lockheed Martin Corporation	27,100	672,419
Northrop Grumman Corp.	4,800	318,000
Raytheon Co. Cl. B	23,300	448,525
TRW, Inc.	8,400	364,350

		7,048,219

Air Transportation — 0.2%
AMR Corp./Del*	10,100	267,019
Delta Air Lines, Inc.	8,700	439,894
Southwest Airlines Co.	34,100	645,769
US Airways Group, Inc.*	4,800	187,200

		1,539,882

Apparel, Textiles & Shoes — 0.5%
Gap, Inc.	57,500	1,796,875
LIZ Claiborne, Inc.	4,300	151,575
Limited, Inc.	29,200	631,450
Nike, Inc. Cl. B	18,900	752,456
Nordstrom, Inc.	9,200	221,950
Reebok International Ltd.*	4,200	66,937
Russell Corp.	2,000	40,000
Springs Industries, Inc. Cl. A	1,100	35,200
VF Corporation	8,100	192,881

		3,889,324

Automotive & Parts — 0.9%
Cooper Tire & Rubber Company	5,000	55,625
Dana Corp.	11,700	247,894
Delphi Automotive Systems Corporation	39,400	573,762

	Number of Shares	Market Value

Ford Motor Company	81,900	$ 3,521,700
General Motors Corp.	36,100	2,096,056
Genuine Parts Co.	12,300	246,000
Goodyear Tire & Rubber Company	10,600	212,000
Navistar International Corp.*	4,600	142,887
Paccar, Inc.	5,500	218,281
Visteon Corp.*	10,723	130,022

		7,444,227

Banking, Savings & Loans — 6.3%
Amsouth Bancorporation	26,600	418,950
Bank of America Corp.	111,800	4,807,400
The Bank of New York Company, Incorporated	49,800	2,315,700
Bank One Corp.	77,500	2,058,594
BB&T Corporation	23,600	563,450
Capital One Financial Corp.	13,600	606,900
Charter One Financial, Inc.	14,200	326,600
Chase Manhattan Corp.	83,950	3,866,947
Citigroup, Inc.	227,700	13,718,925
Comerica, Incorporated	10,600	475,675
Fifth Third Bancorp	20,900	1,321,925
First Union Corp.	66,700	1,654,994
Firstar Corporation	66,300	1,396,444
Fleet Boston Financial Corp.	61,800	2,101,200
Federal Home Loan Mortgage Corp.	47,100	1,907,550
Golden West Financial Corp.	10,900	444,856
Huntington Bancshares, Inc.	15,600	246,675
KeyCorp	30,400	535,800
Mellon Financial Corp.	33,100	1,206,081
National City Corp.	41,800	713,213
Northern Trust Corp.	15,000	975,937
Old Kent Financial Corp.	9,450	252,787
PNC Financial Services Group	19,900	932,813

	Number of Shares	Market Value

Providian Financial Corp.	9,700	$ 873,000
Regions Financial Corp.	14,900	296,138
SouthTrust Corp.	11,500	260,188
State Street Corp.	10,800	1,145,475
Summit Bancorp	11,900	293,038
Suntrust Banks, Inc.	20,400	932,025
Synovus Financial Corp.	19,100	336,638
U.S. Bancorp	51,000	981,750
Union Planters Corp.	9,600	268,200
Wachovia Corp.	13,800	748,650
Washington Mutual, Inc.	36,900	1,065,487
Wells Fargo & Company	108,700	4,212,125

		54,262,130

Beverages — 2.0%
Anheuser-Busch Companies, Inc.	30,500	2,277,969
Brown-Forman Corporation Cl. B	4,700	252,625
Coca-Cola Company, The	166,600	9,569,088
Coca-Cola Enterprises, Inc.	28,700	468,169
Coors (Adolph) Cl. B	2,500	151,250
Pepsico, Inc.	98,200	4,363,762

		17,082,863

Broadcasting, Publishing & Printing — 2.1%
American Greetings Corp. Cl. A	4,400	83,600
Clear Channel Communications, Inc.*	22,900	1,717,500
Comcast Corp. Cl. A*	60,600	2,454,300
Dow Jones & Co., Inc.	6,000	439,500
Gannett Co., Inc.	18,000	1,076,625
Harcourt General, Inc.	4,800	261,000
Knight Ridder, Inc.	5,200	276,575
The McGraw-Hill Companies, Inc.	13,300	718,200
MediaOne Group, Inc.*	41,700	2,765,283
Meredith Corp.	3,500	118,125
New York Times Co. Cl. A	11,600	458,200
Times Mirror Company Cl. A	4,100	358,750

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Indexed Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value

Tribune Co.	16,000	$ 560,000
Viacom, Inc. Cl. B*	103,124	7,031,768

		18,319,426

Building Materials & Construction — 1.2%
Centex Corp.	4,000	94,000
Home Depot Inc.	155,400	7,760,288
Kaufman & Broad Home Corp.	3,300	65,381
Louisiana-Pacific Corp.	7,400	80,475
Lowe’s Companies, Inc.	25,800	1,059,413
Masco Corp.	30,200	545,488
Owens Corning	3,700	34,225
Vulcan Materials Co.	6,700	286,006

		9,925,276

Chemicals — 0.9%
Air Products and Chemicals, Inc.	15,400	474,512
Ashland, Inc.	4,700	164,794
Dow Chemical Company	44,100	1,331,269
E. I. du Pont de Nemours and Company	70,500	3,084,375
Eastman Chemical Company	5,200	248,300
Engelhard Corporation	8,500	145,031
FMC Corp.*	2,100	121,800
Great Lakes Chemical Corp.	3,700	116,550
Hercules, Inc.	7,100	99,844
International Flavors & Fragrances, Inc.	7,100	214,331
PPG Industries, Inc.	11,700	518,456
Praxair, Inc.	10,700	400,581
Rohm & Haas Company	14,700	507,150
Union Carbide Corp.	9,000	445,500
W.R. Grace & Company*	4,800	58,200

		7,930,693

Commercial Services — 0.6%
Allied Waste Industries, Inc.*	12,300	123,000
Block H & R, Inc.	7,000	226,625
Cendant Corporation	48,400	677,600
Convergys Corporation*	10,300	534,312
Donnelley (R.R.) & Sons Co.	8,500	191,781

	Number of Shares	Market Value

Dun & Bradstreet Corp.	10,900	$ 312,012
Ecolab, Inc.	8,700	339,844
Equifax, Inc.	9,900	259,875
Fluor Corporation	5,100	161,288
Ikon Office Solutions, Inc.	7,567	29,322
Paychex, Inc.	24,950	1,047,900
PerkinElmer, Inc.	3,300	218,213
Quintiles Transnational Corp.*	7,700	108,762
Ryder System, Inc.	4,700	89,006
Waste Management, Inc.	43,900	834,100

		5,153,640

Communications — 6.3%
ADC Telecommunications, Inc.*	20,300	1,702,662
Andrew Corp.*	5,400	181,237
Global Crossing Ltd.*	57,100	1,502,444
GTE Corporation	64,900	4,040,025
Lucent Technologies, Inc.	218,400	12,940,200
Network Appliance, Inc.*	20,600	1,658,300
Nextel Communications, Inc. Cl. A*	50,200	3,071,612
Nortel Networks Corporation	198,900	13,574,925
Qualcomm, Inc.*	49,800	2,988,000
SBC Communications, Inc.	230,300	9,960,475
Scientific-Atlanta, Inc.	10,700	797,150
Tellabs, Inc.*	27,100	1,854,656

		54,271,686

Computer Integrated Systems Design — 1.7%
3com Corp.*	23,100	1,331,138
Autodesk, Inc.	4,200	145,687
Cabletron Systems*	12,300	310,575
Computer Sciences Corp.*	11,300	843,969
Parametric Technology Corp.*	19,000	209,000
Sapient Corp.*	3,900	417,056
Shared Medical Systems Corp.	1,900	138,581
Sun Microsystems, Inc.*	106,500	9,684,844

	Number of Shares	Market Value

Teradyne, Inc.*	11,600	$ 852,600
Unisys Corporation*	21,100	307,269

		14,240,719

Computer Programming Services — 0.1%
Mercury Interactive Corp.*	4,700	454,725

Computers & Information — 6.9%
Apple Computer, Inc.*	21,800	1,141,775
Cisco Systems, Inc.*	470,300	29,893,444
Compaq Computer Corp.	114,300	2,921,794
Comverse Technology, Inc.*	10,300	957,900
Dell Computer Corp.*	173,100	8,535,994
EMC Corp.*	145,500	11,194,406
Gateway, Inc.*	21,400	1,214,450
Lexmark International Group, Inc.*	8,600	578,350
Seagate Technology, Inc.*	15,000	825,000
Solectron Corp.*	40,000	1,675,000

		58,938,113

Computers & Office Equipment — 2.9%
Electronic Data Systems Corporation	31,800	1,311,750
Hewlett-Packard Company	67,800	8,466,525
International Business Machines Corporation	119,600	13,103,675
Pitney Bowes, Inc.	17,900	716,000
Xerox Corp.	44,800	929,600

		24,527,550

Containers — 0.1%
Ball Corp.	2,100	67,594
Bemis Company, Inc.	3,700	124,413
Crown Cork & Seal Company, Inc.	8,700	130,500
Owens-Illinois, Inc.*	10,100	118,044
Pactiv Corporation*	11,900	93,713
Sealed Air Corp.*	5,600	293,300
Temple-Inland, Inc.	3,900	163,800

		991,364

Cosmetics & Personal Care — 1.5%
Alberto-Culver Co. Cl. B	3,800	116,137
Avon Products, Inc	16,300	725,350
Colgate-Palmolive Company	39,300	2,353,088
Gillette Company	70,400	2,459,600

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Indexed Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value

Kimberly-Clark Corporation	37,500	$ 2,151,562
Procter & Gamble Company, The	88,800	5,083,800

		12,889,537

Data Processing and Preparation — 0.5%
Automatic Data Processing, Inc.	42,500	2,276,406
Ceridian Corp.*	9,800	235,812
Deluxe Corp.	4,900	115,456
First Data Corp.	28,300	1,404,388
IMS Health, Inc.	20,800	374,400
NCR Corporation*	6,600	256,987

		4,663,449

Electric Utilities — 1.6%
AES Corp.*	28,900	1,318,562
Ameren Corporation	9,300	313,875
American Electric Power Company	21,840	647,010
C P & L Energy, Inc.	10,800	344,925
Cinergy Corp.	10,800	274,725
CMS Energy Corp.	7,900	174,788
Consolidated Edison, Inc.	14,900	441,412
Constellation Energy Group, Inc.	10,200	332,138
Dominion Resources, Inc.	16,100	690,287
DTE Energy Company	9,900	302,569
Duke Energy Corporation	24,700	1,392,462
Edison International	23,600	483,800
Entergy Corp.	16,700	454,031
FirstEnergy Corporation	15,800	369,325
Florida Progress Corp.	6,600	309,375
FPL Group, Inc.	12,200	603,900
GPU, Inc.	8,400	227,325
New Century Energies, Inc.	7,800	234,000
Niagara Mohawk Holdings, Inc.*	12,100	168,644
Northern States Power Company	10,600	213,988
PECO Energy Co.	11,400	459,562
PG&E Corp.	26,000	640,250
Pinnacle West Capital Corporation	5,700	193,087
PPL Corporation	9,800	214,987
Public Service Enterprise Group	14,800	512,450

	Number of Shares	Market Value

Reliant Energy, Inc.	20,000	$ 591,250
Southern Co.	43,700	1,018,756
TXU Corporation	18,200	536,900
Unicom Corporation	12,000	464,250

		13,928,633

Electrical Equipment & Electronics — 11.5%
Adaptec, Inc.*	7,000	159,250
Advanced Micro Devices*	9,900	764,775
Altera Corp.*	13,500	1,375,312
American Power Conversion Corp.*	11,900	485,669
Analog Devices, Inc.*	23,500	1,786,000
Conexant Systems, Inc.*	14,400	700,200
Emerson Electric Co.	29,100	1,756,912
General Electric Company	667,400	35,372,200
Intel Corp.	225,300	30,119,794
Johnson Controls, Inc.	6,100	313,006
Kla-Tencor Corp.*	12,400	726,175
Linear Technology Corp.	21,000	1,342,687
LSI Logic Corp.*	20,100	1,087,912
Maxim Intergrated Products*	18,700	1,270,431
Micron Technology, Inc.*	38,100	3,355,181
MIPS Technologies, Inc. Cl. B*	1,829	70,416
Molex, Inc.	13,300	640,062
Motorola, Inc.	143,500	4,170,469
National Semiconductor Corp.*	12,900	732,075
Novellus Systems, Inc.*	7,800	441,188
PE Corp.-PE Biosystems Group	14,000	922,250
Rockwell International Corp.	12,800	403,200
Sanmina Corp.*	8,700	743,850
Texas Instruments, Inc.	109,600	7,528,150
Thomas & Betts Corp.	3,900	74,587
Xilinx, Inc.*	21,700	1,791,606

		98,133,357

Energy — 6.0%
Amerada Hess Corp.	6,200	382,850
Anadarko Petroleum Corp.	8,700	429,019
Apache Corporation	7,800	458,738
Burlington Resources, Inc.	14,700	562,275

	Number of Shares	Market Value

Chevron Corporation	44,300	$ 3,757,194
Coastal Corp.	14,400	876,600
Columbia Energy Group	5,600	367,500
Conoco, Inc. Cl. B	42,300	1,038,994
Eastern Enterprises	1,800	113,400
EL Paso Energy Corporation	15,500	789,531
Enron Corp.	48,400	3,121,800
Exxon Mobil Corp.	234,800	18,431,800
Halliburton Co.	30,000	1,415,625
Kerr-McGee Corp.	6,500	383,094
Nicor, Inc.	3,300	107,663
Occidental Petroleum Corp.	25,000	526,562
Oneok, Inc.	2,200	57,063
Peoples Energy Corp.	2,500	80,938
Phillips Petroleum Co.	17,200	871,825
Rowan Cos., Inc.*	6,300	191,363
Royal Dutch Petroleum Company NY Shares	144,800	8,914,250
Schlumberger Ltd.	37,200	2,776,050
Sempra Energy	13,900	236,300
Sunoco, Inc.	6,100	179,569
Texaco, Inc.	37,300	1,986,225
Tosco Corp.	9,900	280,294
Transocean Sedco Forex, Inc.	14,300	764,156
Union Pacific Resources Group	17,200	378,400
Unocal Corporation	16,500	546,563
USX-Marathon Group	21,000	526,312
The Williams Companies, Inc.	29,500	1,229,781

		51,781,734

Entertainment & Leisure — 1.5%
Brunswick Corp.	6,200	102,687
Harley-Davidson, Inc.	20,400	785,400
Harrah’s Entertainment Inc.*	8,700	182,156
Polaroid Corp.	3,000	54,188
Time Warner, Inc.	87,500	6,650,000
Walt Disney Company, The	139,600	5,418,225

		13,192,656

Financial Services — 3.5%
American Express Company	90,700	4,727,738
American General Corporation	16,600	1,012,600

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Indexed Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value

Associates First Capital Corp. Cl. A	49,500	$ 1,104,469
Bear Stearns Companies, Inc.	7,700	320,513
Countrywide Credit Industries, Inc.	7,900	239,469
Federal National Mortgage Association	68,000	3,548,750
Franklin Resources, Inc.	16,900	513,338
Household International, Inc.	32,000	1,330,000
Lehman Brothers Holdings, Inc.	8,100	765,956
MBNA Corp.	54,400	1,475,600
Merrill Lynch & Co. Inc.	25,400	2,921,000
J.P. Morgan & Company	10,900	1,200,363
Morgan Stanley Dean Witter & Co.	76,900	6,401,925
Paine Webber Group, Inc.	9,700	441,350
Price (T. Rowe) Associates	8,200	348,500
Schwab (Charles) Corp.	89,900	3,022,887
SLM Holding Corp.	11,000	411,812

		29,786,270

Foods — 1.6%
Archer-Daniels- Midland	41,000	402,312
Bestfoods	18,800	1,301,900
Campbell Soup Company	28,800	838,800
ConAgra, Inc.	33,200	632,875
General Mills, Inc.	20,300	776,475
Great Atlantic & Pacific TEA Co.	2,600	43,225
Heinz (H. J.) Company	23,900	1,045,625
Hershey Foods Corp.	9,300	451,050
Kellogg Co.	27,300	812,175
The Kroger Co.*	56,300	1,242,119
Nabisco Group Holdings Corp.	22,000	570,625
Quaker Oats Co.	9,000	676,125
Ralston-Ralston Purina Group	20,400	406,725
Safeway, Inc.*	34,300	1,547,788
Sara Lee Corp.	58,700	1,133,644
Starbucks Corp.*	12,400	473,525

	Number of Shares	Market Value

SuperValu, Inc.	9,400	$ 179,188
Sysco Corp.	22,300	939,387
Wrigley (WM.) JR Co.	7,800	625,463

		14,099,026

Forest Products & Paper — 0.4%
Boise Cascade Corp.	4,000	103,500
Fort James Corporation	14,700	339,938
Georgia-Pacific Group	11,700	307,125
International Paper Company	32,597	971,798
Mead Corp.	7,000	176,750
Potlatch Corp.	2,100	69,563
Westvaco Corporation	6,800	168,725
Weyerhaeuser Company	15,900	683,700
Willamette Industries, Inc.	7,600	207,100

		3,028,199

Healthcare — 1.9%
Becton, Dickinson and Company	17,000	487,688
Bristol-Myers Squibb Company	133,100	7,753,075
The Healthcare Company	38,100	1,157,288
Healthsouth Corp.*	26,200	188,312
Humana, Inc.*	11,600	56,550
Manor Care, Inc.*	7,100	49,700
Schering-Plough Corp.	99,200	5,009,600
Tenet Healthcare Corporation	21,100	569,700
UnitedHealth Group Incorporated	10,900	934,675
Wellpoint Health Networks*	4,400	318,725

		16,525,313

Holding Company – Diversified — 0.2%
Seagram Co. Ltd.	29,600	1,716,800

Home Construction, Furnishings & Appliances — 0.1%
Armstrong Holdings, Inc.	2,700	41,344
Leggett & Platt, Inc.	13,300	219,450
Maytag Corp.	5,700	210,188
Pulte Corp.	2,900	62,712
Whirlpool Corp.	5,000	233,125

		766,819

Household Products — 0.9%
The Clorox Company	15,900	712,519
Corning Incorporated	18,600	5,019,675

	Number of Shares	Market Value

Snap-On, Inc.	4,200	$ 111,825
Tupperware Corp.	3,900	85,800
Unilever NV NY Shares	38,600	1,659,800

		7,589,619

Industrial – Distribution — 0.0%
W.W. Grainger, Inc.	6,300	194,119

Industrial – Diversified — 0.8%
Illinois Tool Works, Inc.	20,400	1,162,800
McDermott International, Inc.	4,400	38,775
Tyco International Ltd.	114,200	5,410,225

		6,611,800

Information Retrieval Services — 1.5%
America Online Inc.*	155,900	8,223,725
Yahoo!, Inc.*	36,500	4,521,437

		12,745,162

Insurance — 2.8%
Aetna, Inc.	9,600	616,200
Aflac, Inc.	17,900	822,281
Allstate Corp.	50,200	1,116,950
American International Group, Inc.	104,000	12,220,000
AON Corp.	17,600	546,700
Chubb Corp.	12,100	744,150
CIGNA Corporation	11,400	1,065,900
Cincinnati Financial Corp.	11,400	358,387
Conseco, Inc.	22,100	215,475
The Hartford Financial Services Group, Inc.	15,100	844,656
Jefferson-Pilot Corporation	7,200	406,350
Lincoln National Corp.	13,200	476,850
Loews Corp.	7,300	438,000
Marsh & McLennan Companies, Inc.	18,100	1,890,319
MBIA, Inc.	6,900	332,494
MGIC Investment Corp.	7,300	332,150
Progressive Corp.	5,000	370,000
Safeco Corp.	8,900	176,888
St. Paul Companies	14,300	487,987
Torchmark Corp.	8,900	219,719
UnumProvident Corp.	16,200	325,013

		24,006,469

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Indexed Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value

Lodging — 0.1%
Hilton Hotels Corp.	24,800	$ 232,500
Marriott International, Inc. Cl. A	16,800	605,850

		838,350

Machinery & Components — 1.3%
Applied Materials, Inc.*	54,200	4,911,875
Baker Hughes, Inc.	22,600	723,200
Black & Decker Corporation	5,800	228,012
Briggs & Stratton Corp.	1,700	58,225
Caterpillar, Inc.	24,100	816,388
Cummins Engine Co., Inc.	2,800	76,300
Danaher Corporation	9,600	474,600
Deere & Co.	16,600	614,200
Dover Corporation	13,800	559,762
Ingersoll-Rand Co.	11,200	450,800
Pall Corporation	8,600	159,100
Parker-Hannifin Corporation	7,700	263,725
The Stanley Works	6,200	147,250
Timken Co.	4,500	83,813
United Technologies Corp.	32,200	1,895,775

		11,463,025

Manufacturing — 0.0%
Millipore Corp.	3,100	233,662

Manufacturing – Diversified — 0.2%
Cooper Industries, Inc.	6,300	205,144
Eaton Corp.	4,900	328,300
ITT Industries, Inc.	6,100	185,288
National Service Industries, Inc.	2,800	54,600
Textron, Inc.	10,100	548,556

		1,321,888

Medical Supplies — 1.4%
Agilent Technologies, Inc.*	30,507	2,249,891
Allergan, Inc.	8,900	663,050
Bard (C.R.), Inc.	3,500	168,438
Bausch & Lomb Inc.	3,600	278,550
Baxter International, Inc.	19,600	1,378,125
Biomet, Inc.	7,600	292,125
Boston Scientific Corp.*	28,000	614,250
Guidant Corp.*	20,800	1,029,600
Mallinckrodt Group, Inc.	4,700	204,156

	Number of Shares	Market Value

Medtronic, Inc.	80,500	$ 4,009,906
St. Jude Medical, Inc.*	5,600	256,900
Tektronix, Inc.	3,200	236,800
Thermo Electron Corp.*	10,700	225,369

		11,607,160

Metals & Mining — 0.5%
Alcan Aluminium Ltd.	14,700	455,700
Alcoa, Inc.	59,640	1,729,560
Allegheny Technologies, Inc.	5,600	100,800
Barrick Gold Corp.	26,600	483,787
Bethlehem Steel Corp.*	8,800	31,350
Crane Co.	4,500	109,406
Freeport-McMoran Copper & Gold, Inc. Cl. B*	11,000	101,750
Homestake Mining Company	17,400	119,625
Inco Ltd.*	13,000	199,875
Newmont Mining Corp.	11,300	244,362
Nucor Corp.	5,800	192,487
Phelps Dodge Corp.	5,400	200,812
Placer Dome, Inc.	22,000	210,375
USX-U.S. Steel Group, Inc.	5,900	109,519
Worthington Industries, Inc.	6,000	63,000

		4,352,408

Miscellaneous — 0.3%
Avery-Dennison Corp.	7,600	510,150
Minnesota Mining & Manufacturing Co.	26,900	2,219,250

		2,729,400

Pharmaceuticals — 8.5%
Abbott Laboratories	103,700	4,621,131
Alza Corp.*	6,900	407,963
American Home Products Corp.	88,200	5,181,750
Amgen, Inc.*	69,000	4,847,250
Biogen, Inc.*	10,200	657,900
Cardinal Health, Inc.	19,100	1,413,400
Eli Lilly & Co.	75,900	7,580,512
Johnson & Johnson	93,900	9,566,062
Mckesson HBOC, Inc.	19,300	404,094
Medimmune, Inc.*	14,900	1,102,600
Merck & Co., Inc.	155,100	11,884,538
Pfizer, Inc.	424,825	20,391,600

	Number of Shares	Market Value

Pharmacia Corp.	84,500	$ 4,367,594
Sigma-Aldrich	6,900	201,825
Watson Pharmaceutical, Inc.*	6,600	354,750

		72,982,969

Photography Equipment/Supplies — 0.1%
Eastman Kodak Co.	21,300	1,267,350

Prepackaged Software — 6.3%
Adobe Systems, Inc.	8,000	1,040,000
BMC Software, Inc.*	16,500	601,993
Citrix Systems, Inc.*	14,200	268,912
Computer Associates International, Inc.	39,800	2,037,262
Compuware Corp.*	24,600	255,225
Microsoft Corp.*	354,100	28,328,000
Novell, Inc.*	22,500	208,125
Oracle Corporation*	191,400	16,089,560
Peoplesoft, Inc.*	18,400	308,200
Siebel Systems, Inc.*	13,800	2,257,162
Veritas Software Corp.*	26,700	3,017,517

		54,411,956

Restaurants — 0.4%
Darden Restaurants, Inc.	8,600	139,750
McDonald’s Corp.	91,300	3,007,194
Tricon Global Restaurants, Inc.*	10,200	288,150
Wendy’s International, Inc.	8,100	144,281

		3,579,375

Retail — 3.8%
Autozone, Inc.*	9,400	206,800
Bed Bath & Beyond, Inc.*	9,500	344,375
Best Buy Co., Inc.*	13,900	879,175
Circuit City Stores	13,800	457,988
Cons Stores Corp.*	7,600	91,200
Costco Wholesale Corp.*	30,100	993,300
CVS Corporation	26,500	1,060,000
Dillards, Inc. Cl. A	7,200	88,200
Dollar General Corp.	22,450	437,775
Federated Department Stores*	14,200	479,250
K Mart Corp.*	33,100	225,494
Kohls Corp.*	22,100	1,229,312
Longs Drug Stores, Inc.	2,700	58,725

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Indexed Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value

The May Department Stores Company	22,600	$ 542,400
Newell Rubbermaid, Inc.	19,000	489,250
Office Depot, Inc.*	22,500	140,625
J.C. Penney Co., Inc.	17,700	326,344
RadioShack Corporation	13,100	620,613
Rite Aid Corp.	17,700	116,156
Sears Roebuck and Co.	23,800	776,475
Sherwin-Williams Co.	11,200	237,300
Staples, Inc.*	31,800	488,925
Target Corporation	29,600	1,716,800
Tiffany & Co.	4,100	276,750
TJX Companies, Inc.	21,100	395,625
Toys R US, Inc.*	16,300	237,369
Walgreen Co.	68,000	2,188,750
Wal-Mart Stores, Inc.	300,400	17,310,550

		32,415,526

Retail-Grocery — 0.1%
Albertson’s, Inc.	28,600	950,950
Winn-Dixie Stores, Inc.	9,900	141,694

		1,092,644

Telephone Utilities — 4.4%
Alltel Corp.	21,200	1,313,075
AT&T Corp.	215,700	6,821,513
Bell Atlantic Corp.	104,900	5,330,231
BellSouth Corporation	127,200	5,421,900
CenturyTel, Inc.	9,700	278,875
Sprint Corp. (FON Group)	58,900	3,003,900
Sprint Corp. (PCS Group)*	62,900	3,742,550
US West, Inc.	34,100	2,924,075
Worldcom, Inc.*	191,700	8,794,238

		37,630,357

Tobacco — 0.5%
Fortune Brands, Inc.	11,100	255,994
Philip Morris Companies, Inc.	154,300	4,098,594
UST, Inc.	12,300	180,656

		4,535,244

Toys, Games — 0.1%
Hasbro, Inc.	11,900	179,244
Mattel, Inc.	28,400	374,525

		553,769

		Number of Shares	Market Value

Transportation — 0.5%
Burlington Northern Santa Fe Corp.		28,900	$ 662,894
Carnival Corp.		42,400	826,800
CSX Corp.		14,700	311,456
FedEx Corporation*		20,600	782,800
Kansas City Southern Industries, Inc.		7,400	656,288
Norfolk Southern Corporation		25,700	382,288
Union Pacific Corp.		16,700	621,031

			4,243,557

Travel — 0.0%
Sabre Holdings Corp.		8,900	253,650

TOTAL EQUITIES
(Cost $728,525,175)			845,341,320

		Principal Amount

SHORT-TERM INVESTMENTS — 4.0%
Cash Equivalents — 2.6%
Bank of America Bank Note**
6.670%	03/22/2001	$ 478,988	478,988
Bank of Montreal Bank Note**
6.630%	08/16/2000	748,006	748,006
Bank of Nova Scotia Eurodollar Time Deposit**
7.000%	07/03/2000	957,980	957,980
Credit Agricole Bank Eurodollar Time Deposit**
6.750%	07/06/2000	3,776,485	3,776,485
Credit Agricole Bank Eurodollar Time Deposit**
6.750%	07/07/2000	478,991	478,991
Den Danske Bank Eurodollar Time Deposit**
6.810%	07/05/2000	1,756,292	1,756,292
First Union Bank Note**
6.900%	05/09/2001	478,988	478,988
Fleet National Bank Eurodollar Time Deposit**
7.260%	10/31/2000	464,445	464,445
HypoVereinsbank Eurodollar Time Deposit**
6.750%	07/05/2000	3,991,585	3,991,585
Merrimac Money Market Fund**
6.440%	07/03/2000	5,713,430	5,713,430
Morgan Stanley Dean Witter & Co.**
6.890%	07/17/2000	1,054,907	1,054,907

		Principal Amount	Market Value

Morgan Stanley Dean Witter & Co.**
6.910%	11/22/2000	$ 541,163	$ 541,163
Paribus Bank Eurodollar Time Deposit**
6.750%	07/05/2000	1,915,162	1,915,962

			22,357,222

Repurchase Agreement — 1.3%
Investors Bank & Trust Company Repurchase Agreement, dated 06/30/00, 6.03%,
due 07/03/00 (a)		10,988,776	10,988,776

U.S. Treasury Obligations — 0.1%
US Treasury Bills
5.050- 5.720%	07/13/2000	620,000	618,835

TOTAL SHORT-TERM INVESTMENTS
(At Amortized Cost)			33,964,833

TOTAL INVESTMENTS — 102.6%
(Cost $762,490,008)***			879,306,153

Other Assets/ (Liabilities) — (2.6%)			(22,325,361)

NET ASSETS — 100.0%			$ 856,980,792

Notes to Portfolio of Investments

*	Non-income producing security.

**	Represents investment of security lending collateral. (Note 2).

***	Aggregate cost for Federal tax purposes. (Note 7).

(a)
Maturity value of $10,994,298. Collateralized by U.S. Government Agency obligation with a rate of 7.846%, maturity date of 06/01/2024, and aggregate market value, including accrued interest, of $11,538,653.

The accompanying notes are an integral part of the financial statements.

MassMutual Indexed Equity Fund – Financial Statements

Statement of Assets and Liabilities

June 30, 2000 (Unaudited)
Assets:
Investments, at value (cost $728,525,175) (Note 2)...
$845,341,320
Short-term investments, at amortized cost (Note 2)...
33,964,833

Total Investments...
879,306,153
Cash...
3,022
Receivables from:
Investments sold...
48,472
Interest and dividends...
754,283
Foreign taxes withheld...
374
Receivable for variation margin on open futures contracts (Note 2)...
30,300

Total assets...
880,142,604

Liabilities:
Payables for:
Investments purchased...
443,907
Securities on loan (Note 2)...
22,357,222
Directors’ fees and expenses (Note 3)...
2,201
Affiliates (Note 3):
Investment management fees...
70,828
Administration fees...
234,608
Service fees...
8,272
Accrued expenses and other liabilities...
44,774

Total liabilities...
23,161,812

Net assets...
$856,980,792

Net assets consist of:
Paid-in capital...
$724,502,217
Undistributed net investment income...
3,714,145
Accumulated net realized gain on investments and futures...
12,004,932
Net unrealized appreciation on investments and futures contracts...
116,759,498

$856,980,792

Net assets:
Class A...
$15,243,521

Class L...
$8,301,768

Class Y...
$68,547,518

Class S...
$764,887,985

Shares outstanding:
Class A...
1,113,962

Class L...
605,959

Class Y...
4,997,945

Class S...
55,503,349

Net asset value, offering price and redemptions price per share:
Class A...
$13.68

Class L...
$13.70

Class Y...
$13.72

Class S...
$13.78

The accompanying notes are an integral part of the financial statements.

MassMutual Indexed Equity Fund – Financial Statements (Continued)

Statement of Operations

Six months ended June 30, 2000 (Unaudited)
Investment income: (Note 2)
Dividends (net of withholding tax of $8,835)	$ 4,835,118
Interest (including securities lending income of $702)	624,607

Total investment income	5,459,725

Expenses: (Note 2)
Investment management fees (Note 3)	286,431
Custody fees	29,534
Audit and legal fees	12,381
Directors’ fees (Note 3)	4,762
Other expenses	3,478

336,586

Administration fees (Note 3):
Class A	25,622
Class L	14,205
Class Y	100,506
Class S	1,338,966
Service fees (Note 3):
Class A	12,580

Total expenses	1,828,465

Net investment income	3,631,260

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	9,359,588
Closed futures contracts	105,739

Net realized gain	9,465,327

Net change in unrealized appreciation (depreciation) on:
Investments	(20,313,648)
Open futures contracts	(56,647)

Net unrealized loss	(20,370,295)

Net realized and unrealized loss	(10,904,968)

Net decrease in net assets resulting from operations	$ (7,273,708)

The accompanying notes are an integral part of the financial statements.

MassMutual Indexed Equity Fund – Financial Statements (Continued)

Statements of Changes in Net Assets

	Six months ended June 30, 2000 (Unaudited)	Period ended December 31, 1999*
Increase (Decrease) in Net Assets:
Operations:
Net investment income	$ 3,631,260	$ 5,671,067
Net realized gain on investment transactions and futures contracts	9,465,327	9,556,323
Net change in unrealized appreciation (depreciation) on investments and futures	(20,370,295)	99,551,070

Net increase (decrease) in net assets resulting from operations	(7,273,708)	114,778,460

Distributions to shareholders (Note 2):
From net investment income:
Class A	-	(15,268)
Class L	-	(15,109)**
Class Y	-	(368,392)
Class S	-	(5,820,953)

Total distributions from net investment income	-	(6,219,722)

From net realized gains:
Class A	-	(19,403)
Class L	-	(15,415)**
Class Y	-	(425,843)
Class S	-	(8,586,752)

Total distributions from net realized gains	-	(9,047,413)

Net fund share transactions (Note 5):
Class A	13,086,536	1,808,292
Class L	6,469,300	1,652,365 **
Class Y	22,121,474	41,823,182
Class S	(40,933,389)	291,051,476

Increase in net assets from net fund share transactions	743,921	336,335,315

Total increase (decrease) in net assets	(6,529,787)	435,846,640

Net assets:
Beginning of period	863,510,579	427,663,939

End of period (including undistributed net investment income of $3,714,145 and $82,885, respectively)	$856,980,792	$863,510,579

*	For the period from March 1, 1999 through December 31, 1999.
**	For the period July 1, 1999 (commencement of operations) through December 31, 1999.

The accompanying notes are an integral part of the financial statements.

MassMutual Indexed Equity Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Six months ended 6/30/00 (Unaudited)		Period ended 12/31/99††		Year ended 2/28/99
Net asset value, beginning of period	$ 13.81		$11.81		$10.00

Income (Loss) from investment operations:
Net investment income	0.03	***	0.07	***	0.06 ***
Net realized and unrealized gain (loss) on investments	(0.16)		2.18		1.78

Total income (loss) from investment operations	(0.13)		2.25		1.84

Less distributions to shareholders:
From net investment income	-		(0.10)		(0.03)
From net realized gains	-		(0.15)		-

Total distributions	-		(0.25)		(0.03)

Net asset value, end of period	$ 13.68		$13.81		$11.81

Total Return@	(0.94)%	**	19.14%	**	18.40%

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$15,244		$2,066		$ 118
Net expenses to average daily net assets	0.85%	*	0.85%	*	1.09%
Net investment income to average daily net assets	0.41%	*	0.59%	*	0.57%
Portfolio turnover rate	4%	**	N/A		N/A

	Class L
	Six months ended 6/30/00 (Unaudited)		Period ended 12/31/99†
Net asset value, beginning of period	$ 13.80		$13.11

Income (Loss) from investment operations:
Net investment income	0.04	***	0.06	***
Net realized and unrealized gain (loss) on investments	(0.14)		0.90

Total income (loss) from investment operations	(0.10)		0.96

Less distributions to shareholders:
From net investment income	-		(0.12)
From net realized gains	-		(0.15)

Total distributions	-		(0.27)

Net asset value, end of period	$ 13.70		$13.80

Total Return@	(0.72)%	**	7.38%	**

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$ 8,302		$1,772
Net expenses to average daily net assets	0.60%	*	0.60%	*
Net investment income to average daily net assets	0.65%	*	0.90%	*
Portfolio turnover rate	4%	**	N/A

*	Annualized
**	Percentage represents results for the period and are not annualized.
***	Per share amount calculated on the average shares method.
†	For the period from July 1, 1999 (commencement of operations) through December 31, 1999.
††	For the period from March 1, 1999 through December 31, 1999.
@
Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Indexed Equity Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Six months ended 6/30/00 (Unaudited)		Period ended 12/31/99††		Year ended 2/28/99
Net asset value, beginning of period	$ 13.81		$ 11.79		$ 10.00

Income (Loss) from investment operations:
Net investment income	0.05	***	0.11	***	0.12 ***
Net realized and unrealized gain (loss) on investments	(0.14)		2.18		1.78

Total income (loss) from investment operations	(0.09)		2.29		1.90

Less distributions to shareholders:
From net investment income	-		(0.12)		(0.11)
From net realized gains	-		(0.15)		-

Total distributions	-		(0.27)		(0.11)

Net asset value, end of period	$ 13.72		$ 13.81		$ 11.79

Total Return@	(0.65)%	**	19.46%	**	18.98%

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$ 68,548		$ 46,253		$ 859
Net expenses to average daily net assets	0.44%	*	0.44%	*	0.52%
Net investment income to average daily net assets	0.81%	*	1.01%	*	1.09%
Portfolio turnover rate	4%	**	N/A		N/A

	Class S
	Six months ended 6/30/00 (Unaudited)		Period ended 12/31/99††		Year ended 2/28/99
Net asset value, beginning of period	$ 13.88		$ 11.82		$ 10.00

Income (Loss) from investment operations:
Net investment income (loss)	0.06	***	0.12	***	0.13 ***
Net realized and unrealized gain (loss) on investments	(0.16)		2.19		1.78

Total income (loss) from investment operations	(0.10)		2.31		1.91

Less distributions to shareholders:
From net investment income	-		(0.10)		(0.09)
From net realized gains	-		(0.15)		-

Total distributions	-		(0.25)		(0.09)

Net asset value, end of period	$ 13.78		$ 13.88		$ 11.82

Total Return@	(0.72)%	**	19.61%	**	19.13%

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$764,888		$813,419		$426,687
Net expenses to average daily net assets	0.41%	*	0.42%	*	0.43%
Net investment income to average daily net assets	0.85%	*	1.06%	*	1.23%
Portfolio turnover rate	4%	**	N/A		N/A

*	Annualized
**	Percentage represents results for the period and are not annualized.
***	Per share amount calculated on the average shares method.
†	For the period from July 1, 1999 (commencement of operations) through December 31, 1999.
††	For the period from March 1, 1999 through December 31, 1999.
@
Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Growth Equity Fund – Portfolio Manager Report

What are the investment objectives and policies for the MassMutual Growth Equity Fund?

The objective and policies of the Fund are to:
•	achieve long-term growth of capital and future income
•	invest primarily in a diversified portfolio of equity securities, which may consist of up to 30% foreign securities (including those of companies in emerging markets)
•	utilize a growth-oriented strategy in making investment decisions
•	utilize fundamental analysis to identify companies which

—are of high investment quality or possess a unique product, market position or operating characteristics
—offer above-average levels of profitability or superior growth potential

How did the Fund perform during the first half of 2000?

Absolute returns were modest but relative performance was strong. For the six months that ended June 30, 2000, the Fund’s Class S shares returned 4.25%, compared to the -0.42% return of the Standard & Poor’s 500 Index over the same period.

What enabled the Fund to beat the index during a period that included a dramatic market correction?

There were several reasons. First, we keep the Fund well diversified across companies and sectors, and we try to avoid very large positions in any individual holding. Spreading risk helps to cushion the Fund in down markets.

A second factor that helped was lightening the Fund’s technology holdings in the first quarter, before the major damage was done to stock prices. We cut back on some holdings because they had reached our price targets, while others rose to what we considered excessive valuations. Decreasing the Fund’s technology weighting helped considerably in view of the fact that the correction was concentrated in that sector, with the NASDAQ Composite Index retreating 37.3% from peak to trough, a plunge of bear market proportions.

Performance was also helped by the fact that we used the correction as an opportunity to add to our positions in high-quality technology companies at what we thought were bargain-basement prices. This decision paid off in the latter half of May and June because those shares rebounded nicely, with the NASDAQ cutting its losses by about half.

What caused the correction?

Higher interest rates were the main culprit. After raising short-term interest rates three times in the last 7 months of 1999, the Federal Reserve Board hiked rates three more times during the first six months of 2000. The Fed implemented 0.25% increases in February and March, while May saw an increase of 0.50%. Rising rates were prompted by a strong U.S. economy, which experienced 5.5% growth of gross domestic product in the first quarter and ongoing tightness in its labor markets. The Fed was also motivated by strengthening economies in Europe and Asia, as well as higher crude oil prices. Rising interest rates tend to have the most negative impact on stocks with high price-to-earnings ratios, which accounted for the dramatic pullback in technology shares.

What other changes occurred in the Fund’s holdings?

Higher interest rates tend to have a slowing effect on the economy, making it likely that we’ll see a slowdown in corporate earnings growth. We therefore added to the Fund’s holdings in two sectors, health care and business services, that tend to be less sensitive to the general level of economic activity. In health care, we added to positions in pharmaceutical stocks such as Pharmacia and American Home Products. While pharmaceutical stocks have been hurt by political rhetoric about health care regulation, such rhetoric is common in the first half of the year—especially during presidential election season—and we felt that the favorable long-term outlook for those companies remained intact.

Business services companies offer services that enable larger companies to become more efficient by downsizing and outsourcing. In addition to having strong growth prospects, business services companies typically offer predictable earnings growth because much of their work comes from long-term contracts. Two examples from the Fund’s holdings are Computer Sciences, an information technology consulting firm, and ADP, considered by many to be the leader in payroll processing.

MassMutual Growth Equity Fund – Portfolio Manager Report (Continued)

What is your outlook?

There is little question in our minds that the Fed’s aggressive tightening of monetary policy will have some slowing effect on the U.S. economy. Thus, in the short term, technology stocks could be vulnerable since they depend on above-average earnings growth to propel their stock prices higher. In addition, with valuations still relatively high, investors are likely to be unforgiving of those companies that fail to meet their earnings estimates. On the positive side, spending for information technology is increasing all over the world and is estimated to reach 5% of gross domestic product in the United States this year. Both Europe and Asia will need to dramatically increase their spending to remain competitive with the United States, and a lot of that spending is likely to benefit many of the stocks already in the Fund’s portfolio—market leaders such as Cisco Systems, Nortel Networks, Corning, and Intel. Therefore, our long-term view of the technology sector, and the market in general, is quite favorable.

MassMutual Growth Equity Fund
Largest Stock Holdings (6/30/00)

Microsoft Corp.
Cisco Systems, Inc.
Nortel Networks Corporation
Micron Technology, Inc
Intel Corp.
Tyco International Ltd.
VeriSign, Inc.
Corning Incorporated
Pfizer, Inc.
General Electric Company

MassMutual Growth Equity Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Growth Equity Fund Class S, Class A, Class Y, Class L and the Standard & Poor’s 500 Composite Index

MassMutual Growth Equity Fund Total Return
	Year-To-Date 1/1/00 - 6/30/00	One Year 7/1/99 - 6/30/00	Since Inception Average Annual 5/3/99 - 6/30/00

Class S	4.25%	26.83%	29.46%
Class A	4.03%	26.39%	28.97%
Class Y	4.18%	26.74%	29.38%
Class L	4.10%	26.64%	29.30%

Standard & Poor’s 500 Composite Index	-0.42%	7.25%	8.96%

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

Past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Investors should note that the Fund is a professionally managed mutual fund, while the Standard & Poor’s 500 Composite Index is unmanaged and does not incur expenses, and cannot be purchased directly by investors. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

MassMutual Growth Equity Fund – Portfolio of Investments

June 30, 2000 (Unaudited)

	Number of Shares	Market Value

EQUITIES — 95.8%

Apparel, Textiles & Shoes — 0.5%
Fast Retailing Company	3,000	$ 1,258,961

Banking, Savings & Loans — 3.2%
Citigroup, Inc.	43,710	2,633,527
Federal Home Loan Mortgage Corp.	49,100	1,988,550
Providian Financial Corp.	14,240	1,281,600
State Street Corp.	16,130	1,710,788

		7,614,465

Beverages — 2.0%
Anheuser-Busch Companies, Inc.	31,900	2,382,531
Coca-Cola Company, The	41,000	2,354,937

		4,737,468

Broadcasting, Publishing & Printing — 4.0%
Comcast Corp. Cl. A*	60,940	2,468,070
Infinity Broadasting Corp.*	32,475	1,183,308
UnitedGlobalCom, Inc. Cl. A*	10,900	509,575
Univision Communications, Inc.*	10,240	1,059,840
USA Networks, Inc.*	62,400	1,349,400
Viacom, Inc. Cl. B*	47,130	3,213,677

		9,783,870

Communications — 8.1%
American Tower Corp. Cl. A*	60,300	2,513,756
China Unicom Limited†	490	10,412
Ericsson (LM ) CL. B	20,000	397,914
Global Crossing Ltd.*	92,000	2,420,750
Juniper Networks, Inc.*	2,900	422,131
Nextel Communications, Inc. Cl. A*	23,000	1,407,312
Nortel Networks Corporation	94,780	6,468,735
NTL Incorporated*	27,875	1,669,016
Tellabs, Inc.*	17,800	1,218,187
Vodafone AirTouch PLC	790,486	3,195,223

		19,723,436

	Number of Shares	Market Value

Computer Integrated Systems Design — 3.3%
Cabletron Systems*	19,500	$ 492,375
Cadence Design Systems, Inc.*	84,300	1,717,612
Computer Sciences Corp.*	39,960	2,984,512
Sun Microsystems, Inc.*	30,600	2,782,687

		7,977,186

Computer Programming Services — 2.3%
Mercury Interactive Corp.*	6,400	619,200
VeriSign, Inc.*	27,882	4,921,173

		5,540,373

Computers & Information — 7.6%
Cisco Systems, Inc.*	109,900	6,985,519
Compaq Computer Corp.	31,000	792,437
Comverse Technology, Inc.*	18,100	1,683,300
Dell Computer Corp.*	67,100	3,308,869
EMC Corp.*	44,300	3,408,331
Foundry Networks, Inc.*	2,300	253,000
Seagate Technology, Inc.*	37,400	2,057,000

		18,488,456

Data Processing and Preparation — 2.6%
Automatic Data Processing, Inc.	59,700	3,197,681
The BISYS Group, Inc.*	15,000	922,500
First Data Corp.	38,210	1,896,171
Fiserv, Inc.*	7,200	311,400

		6,327,752

Electric Utilities — 1.8%
AES Corp.*	96,600	4,407,375

Electrical Equipment & Electronics — 13.0%
Altera Corp.*	12,200	1,243,637
Analog Devices, Inc.*	14,440	1,097,440
Atmel Corp.*	15,860	584,837
Capstone Turbine Corporation*	260	11,716
Emerson Electric Co.	17,100	1,032,412
Flextronics International Ltd.*	41,673	2,862,414
General Electric Company	85,110	4,510,830

	Number of Shares	Market Value

Intel Corp.	45,100	$ 6,029,306
LSI Logic Corp.*	41,675	2,255,659
Marvell Technology Group Limited*	200	11,400
Microchip Technology, Inc.*	14,690	855,922
Micron Technology, Inc.*	71,000	6,252,437
Motorola, Inc.	40,173	1,167,528
National Semiconductor Corp.*	35,060	1,989,655
PE Corp.-PE Biosystems Group	23,400	1,541,475
Stratos Lightwave, Inc.*	250	6,969

		31,453,637

Energy — 5.1%
Apache Corporation	5,800	341,113
Coastal Corp.	27,200	1,655,800
Conoco, Inc. Cl. B	10	246
Dynegy, Inc.	10,500	717,281
Enron Corp.	7,300	470,850
Global Marine, Inc.*	41,500	1,169,781
Halliburton Co.	39,700	1,873,344
Noble Drilling Corp.*	28,910	1,190,731
Royal Dutch Petroleum Company	48,700	3,039,085
Transocean Sedco Forex, Inc.	35,800	1,913,063

		12,371,294

Entertainment & Leisure — 1.6%
AT&T — Liberty Media Group*	69,440	1,683,920
Time Warner, Inc.	27,800	2,112,800

		3,796,720

Financial Services — 1.0%
American Express Company	13,590	708,379
Associates First Capital Corp. Cl. A	53,200	1,187,025
HSBC Holdings PLC	49,800	569,588

		2,464,992

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Growth Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value

Foods — 2.2%
The Kroger Co.*	46,300	$ 1,021,494
Safeway, Inc.*	94,540	4,266,118

		5,287,612

Healthcare — 1.5%
Bristol-Myers Squibb Company	41,000	2,388,250
The Healthcare Company	40,400	1,227,150

		3,615,400

Household Products — 2.3%
The Clorox Company	13,900	622,894
Corning, Incorporated	18,050	4,871,244

		5,494,138

Industrial — Diversified — 2.4%
Tyco International Ltd.	123,480	5,849,865

Insurance — 3.8%
American International Group, Inc.	33,835	3,975,613
AXA Financial, Inc.	53,800	1,829,200
The Hartford Financial Services Group, Inc.	39,400	2,203,938
Marsh & McLennan Companies, Inc.	12,000	1,253,250

		9,262,001

Internet Content — 0.1%
BEA Systems, Inc.*	6,400	316,400

Internet Software — 0.1%
Vignette Corp.*	2,900	150,845

Machinery & Components — 2.3%
Applied Materials, Inc.*	6,400	580,000
Baker Hughes, Inc.	71,600	2,291,200
Deere & Co.	27,900	1,032,300
Lam Research Corp.*	42,000	1,575,000

		5,478,500

Medical Supplies — 1.6%
Bausch & Lomb, Inc.	17,760	1,374,180
Waters Corp.*	19,610	2,447,573

		3,821,753

Pharmaceuticals — 7.5%
Abbott Laboratories	72,200	3,217,413
Alza Corp.*	10,200	603,075

	Number of Shares	Market Value

American Home Products Corporation	75,550	$ 4,438,563
Cardinal Health, Inc.	2,120	156,880
Genzyme Corporation*	4,200	249,638
Pfizer, Inc.	98,687	4,736,976
Pharmacia Corp.	77,654	4,013,741
Sepracor, Inc.*	6,800	820,250

		18,236,536

Prepackaged Software — 8.5%
Art Technology Group, Inc.*	2,900	292,719
BMC Software, Inc.*	37,200	1,357,220
Check Point Software Tech*	9,400	1,990,450
Commerce One, Inc.*	5,400	245,025
Computer Associates Internationational, Inc.	45,470	2,327,496
E. Piphany, Inc.*	5,100	546,656
I2 Technologies, Inc.*	900	93,839
Microsoft Corp.*	91,680	7,334,400
Oracle Corporation*	39,000	3,278,438
Rational Software Corp.*	24,000	2,230,500
Siebel Systems, Inc.*	5,170	845,618
Veritas Software Corp.*	1,000	113,016

		20,655,377

Restaurants — 0.0%
McDonald’s Corp.	300	9,881

Retail — 2.4%
CVS Corporation	82,360	3,294,400
Office Depot, Inc.*	19,360	121,000
RadioShack Corporation	38,400	1,819,200
Wal-Mart Stores, Inc.	10,200	587,775

		5,822,375

Telephone Utilities — 4.7%
Alltel Corp.	10,700	662,731
Amdocs Ltd.*	12,000	921,000
Metromedia Fiber Network, Inc.*	69,760	2,768,600
NEXTLINK Communications, Inc.*	34,000	1,289,875
Sprint Corp. (PCS Group)*	56,040	3,334,380
VoiceStream Wireless Corporation*	4,900	569,855
Worldcom, Inc.*	42,400	1,945,100

		11,491,541

	Number of Shares	Market Value

Tobacco — 0.3%
Philip Morris Companies, Inc.	29,800	$ 791,563

TOTAL EQUITIES (Cost $218,847,190)		232,229,772

		Principal Amount
SHORT-TERM INVESTMENTS — 11.8%
Cash Equivalents — 7.4%

Bank of America Bank Note**
6.670%	03/22/2001	$ 383,232	383,232

Bank of Montreal Bank Note**
6.630%	08/16/2000	638,720	638,720

Bank of Nova Scotia Eurodollar Time Deposit**
7.000%	07/03/2000	766,465	766,465

Credit Agricole Bank Eurodollar Time Deposit**
6.750%	07/06/2000	2,521,768	2,521,768

Credit Agricole Bank Eurodollar Time Deposit**
6.750%	07/07/2000	383,232	383,232

Den Danske Bank Eurodollar Time Deposit**
6.810%	07/05/2000	2,505,187	2,505,187

First Union Bank Note**
6.900%	05/09/2001	383,232	383,232

Fleet National Bank Eurodollar Time Deposit**
7.260%	10/31/2000	1,312,627	1,312,627

HypoVereinsbank Eurodollar Time Deposit**
6.750%	07/05/2000	3,193,602	3,193,602

Merrimac Money Market Fund**
6.440%	07/03/2000	4,011,166	4,011,166

Morgan Stanley Dean Witter & Co.**
6.910%	11/22/2000	255,488	255,488

Paribus Bank Eurodollar Time Deposit**
6.750%	07/05/2000	1,532,929	1,532,929

			17,887,648

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Growth Equity Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value

Repurchase Agreement — 4.4%

Investors Bank & Trust Company Repurchase Agreement, dated 06/30/00, 6.03%,
due 07/03/00 (a)	$10,786,921	$ 10,786,921

TOTAL SHORT-TERM INVESTMENTS (At Amortized Cost)		28,674,569

TOTAL INVESTMENTS — 107.6% (Cost $247,521,759) ***		260,904,341

Other Assets/ (Liabilities) — (7.6%)		(18,469,244)

NET ASSETS — 100.0%		$242,435,097

Notes to Portfolio of Investments
*	Non-income producing security.

**	Represents investment of security lending collateral. (Note 2).

***	Aggregate cost for Federal tax purposes. (Note 7).

†	American Depository Receipt
(a)
Maturity value of $10,792,341. Collateralized by U.S. Government Agency obligation with a rate of 6.750%, maturity date of 07/20/2022, and aggregate market value, including accrued interest, of $11,326,489.

The remainder of this page intentionally left blank.

The accompanying notes are an integral part of the financial statements.

MassMutual Growth Equity Fund – Financial Statements

Statement of Assets and Liabilities

June 30, 2000 (Unaudited)
Assets:
Investments, at value (cost $218,847,190) (Note 2)	$232,229,772
Short-term investments, at amortized cost (Note 2)	28,674,569

Total Investments	260,904,341
Receivables from:
Investments sold	3,743,411
Open forward foreign currency contracts (Note 2)	2,570
Interest and dividends	108,217
Foreign taxes withheld	2,033
Investment adviser (Note 3)	11,397

Total assets	264,771,969

Liabilities:
Payables for:
Investments purchased	4,059,065
Securities on loan (Note 2)	17,887,648
Directors’ fees and expenses (Note 3)	3,476
Affiliates (Note 3):
Investment management fees	127,449
Administration fees	26,525
Service fees	7,345
Due to Custodian	199,517
Accrued expenses and other liabilities	25,847

Total liabilities	22,336,872

Net assets	$242,435,097

Net assets consist of:
Paid-in capital	$215,474,340
Undistributed net investment loss	(41,887)
Accumulated net realized gain on investments and foreign currency translations	13,620,440
Net unrealized appreciation on investments, forward foreign currency contracts, foreign currency and other assets and liabilities	13,382,204

$242,435,097

Net assets:
Class A	$ 14,473,240

Class L	$ 34,750,562

Class Y	$ 42,519,620

Class S	$150,691,675

Shares outstanding:
Class A	1,078,749

Class L	2,582,249

Class Y	3,156,354

Class S	11,178,005

Net asset value, offering price and redemption price per share:
Class A	$ 13.42

Class L	$ 13.46

Class Y	$ 13.47

Class S	$ 13.48

The accompanying notes are an integral part of the financial statements.

MassMutual Growth Equity Fund – Financial Statements (Continued)

Statement of Operations

Six months ended June 30, 2000 (Unaudited)
Investment income: (Note 2)
Dividends (net of withholding tax of $3,934)	$ 327,239
Interest (including securities lending income of $16,185)	372,867

Total investment income	700,106

Expenses: (Note 2)
Investment management fees (Note 3)	556,064
Custody fees	51,596
Audit and legal fees	6,075
Directors’ fees (Note 3)	4,319

618,054
Administration fees (Note 3):
Class A	13,460
Class L	31,815
Class Y	26,648
Class S	42,428
Service fees (Note 3):
Class A	11,311

Total expenses	743,716
Expenses reimbursed (Note 3)	(16,540)
Net expenses	727,176

Net investment loss	(27,070)

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	11,718,722
Foreign currency transactions	(35,294)

Net realized gain	11,683,428

Net change in unrealized appreciation (depreciation) on:
Investments	(5,896,098)
Translation of assets and liabilities in foreign currencies	(402)

Net unrealized loss	(5,896,500)

Net realized and unrealized gain	5,786,928

Net increase in net assets resulting from operations	$ 5,759,858

The accompanying notes are an integral part of the financial statements.

MassMutual Growth Equity Fund – Financial Statements (Continued)

Statement of Changes in Net Assets

	Six months ended June 30, 2000 (Unaudited)	Period ended December 31, 1999*
Increase (Decrease) in Net Assets:
Operations:
Net investment loss	$ (27,070)	$ (50,616)
Net realized gain on investment, forward commitment and foreign currency transactions	11,683,428	2,191,795
Net change in unrealized appreciation (depreciation) on investments, forward commitments and translation of assets and liabilities in foreign currencies	(5,896,500)	19,278,704

Net increase in net assets resulting from operations	5,759,858	21,419,883

Distributions to shareholders (Note 2):
From net realized gains:
Class A	-	(4,845)
Class L	-	(17,880)
Class Y	-	(68,299)
Class S	-	(127,960)

Total distributions from net realized gains	-	(218,984)

Net fund share transactions (Note 5):
Class A	11,922,934	1,948,843
Class L	25,063,293	7,137,491
Class Y	7,109,695	27,417,526
Class S	84,150,372	50,724,186

Increase in net assets from net fund share transactions	128,246,294	87,228,046

Total increase in net assets	134,006,152	108,428,945

Net assets:
Beginning of period	108,428,945	-

End of period (including undistributed net investment loss of $41,887 and $14,817, respectively)	$242,435,097	$108,428,945

* For the period from May 3, 1999 (commencement of operations) through December 31, 1999.

The accompanying notes are an integral part of the financial statements.

MassMutual Growth Equity Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A				Class L
	Six months ended 6/30/00 (Unaudited)		Period ended 12/31/99†		Six months ended 6/30/00 (Unaudited)		Period ended 12/31/99†
Net asset value, beginning of period	$ 12.90		$ 10.00		$ 12.93		$ 10.00

Income (Loss) from investment operations:
Net investment loss	(0.03	)***	(0.05	)***	(0.01	)***	(0.03	)***
Net realized and unrealized gain on investments	0.55		2.98		0.54		2.99

Total income from investment operations	0.52		2.93		0.53		2.96

Less distributions to shareholders:
From net realized gains	-		(0.03)		-		(0.03)

Net asset value, end of period	$ 13.42		$ 12.90		$ 13.46		$ 12.93

Total Return@	4.03%	**	29.27%	**	4.10%	**	29.57%	**

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$14,473		$ 2,379		$ 34,751		$ 8,912
Ratio of expenses to average daily net assets
Before expense waiver	1.30%	*	1.50%	*	1.05%	*	1.25%	*
After expense waiver #	1.27%	*	N/A		1.02%	*	N/A
Net investment loss to average daily net assets	(0.42)%	*	(0.68)%	*	(0.16)%	*	(0.41)%	*
Portfolio turnover rate	119%	**	114%	**	119%	**	114%	**

	Class Y				Class S
	Six months ended 6/30/00 (Unaudited)		Period ended 12/31/99†		Six months ended 6/30/00 (Unaudited)		Period ended 12/31/99†
Net asset value, beginning of period	$ 12.93		$ 10.00		$ 12.93		$ 10.00

Income (Loss) from investment operations:
Net investment income (loss)	(0.00	)****	(0.02	)***	0.00	****	(0.01	)***
Net realized and unrealized gain on investments	0.54		2.98		0.55		2.97

Total income from investment operations	0.54		2.96		0.55		2.96

Less distributions to shareholders:
From net realized gains	-		(0.03)		-		(0.03)

Net asset value, end of period	$ 13.47		$ 12.93		$ 13.48		$ 12.93

Total Return@	4.18%	**	29.57%	**	4.25%	**	29.57%	**

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$42,520		$34,170		$150,692		$62,968
Ratio of expenses to average daily net assets
Before expense waiver	0.91%	*	1.12%	*	0.84%	*	0.97%	*
After expense waiver #	0.89%	*	N/A		0.82%	*	N/A
Net investment income (loss) to average daily net assets	(0.04)%	*	(0.26)%	*	0.03%	*	(0.10)%	*
Portfolio turnover rate	119%	**	114%	**	119%	**	114%	**

*	Annualized
**	Percentage represents results for the period and are not annualized.
***	Per share amount calculated on the average shares method.
****	For the six months ended June 30, 2000 for Class Y and Class S net investment loss and net investment income is less than $0.01 per share, respectively.
†	For the period from May 3, 1999 (commencement of operations) through December 31, 1999.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the period May 1, 2000 through June 30, 2000.
@
Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Aggressive Growth Fund – Portfolio Manager Report

What are the investment objectives and policies for the MassMutual Aggressive Growth Fund?

The objective and policies of the Fund are to:
•	achieve long-term capital appreciation
•
invest primarily in a non-diversified portfolio of equity securities of companies of any size, in the U.S. and abroad, including larger, more well-established companies and smaller, emerging growth companies

•	utilize a growth-oriented strategy in making investment decisions
•	utilize fundamental analysis to identify companies which

—are of high investment quality or possess a unique product, market position or operating characteristics
—offer above-average levels of profitability or superior growth potential

How did the Fund perform during the first half of 2000?

This is a new fund with an inception date of May 1, 2000, so returns are available only for the final two months of the period. From inception through June 30, 2000 the Fund’s Class S shares returned -2.20%, compared to the 0.36% return of the Standard & Poor’s 500 Index, a market capitalization-weighted, unmanaged index of 500 common stocks.

What factors influenced the Fund’s performance?

May was characterized by extreme volatility, continuing the trend from March and April. The Federal Reserve Board, following 0.25% increases in short-term interest rates in February and March, hiked rates by another 0.50% in May. Meanwhile, the New Economy sectors of technology, media, and telecommunications (TMT) apparently completed a correction that began in March and saw the NASDAQ Composite Index retreat by 37.3%. The correction was barely felt outside of TMT stocks, however. The Standard & Poor’s 500 Index and the Dow Jones Industrial Average both escaped with little damage, and the latter even gained 5.0% while the NASDAQ was retreating.

Investors became more optimistic toward the end of May. For one thing, the larger size of the Fed’s latest rate increase, after a series of five smaller increases since June 1999, suggested to many investors that the central bank might have completed its tightening for the balance of the year. This perception was reinforced when the Fed left rates unchanged at its June meeting. Volatility diminished during this period, and stocks firmed, with the NASDAQ regaining about half of the ground it lost during the spring correction.

Since the Fund looks for aggressive growth situations, it had extensive holdings in many of the industries that were hit hardest by the correction, including electronic components, computer data security, networking products, computers-integrated systems, and telecommunications equipment, to name the top five. However, two months is not an adequate length of time to evaluate a fund’s performance, and we are confident that the Fund’s returns will be more competitive over the long term.

Can you describe your stock selection process in more detail?

Our stock selection is fundamentally based on and the result of an intensive research process. We start with revenue potential, examining each product within a company to understand its impact on the bottom line. Then we find out what new products are in the works and how they will be strategically positioned in the marketplace. Next, we study margin trends, singling out businesses with a history of effectively managing their expenses. Most importantly, we insist on first-rate management teams. Finally, we keep a close eye on Wall Street, looking for misperceptions about a stock that might allow us to buy ahead of the crowd. Although we also consider the impact of market and economics trends, for the most part our decisions are made independently of them.

What were some stocks that helped or hurt performance?

On the positive side, the Fund’s returns were helped by its position in VeriSign, the leading maker of Internet security software. In June, investors’ confidence in the stock was bolstered as the company completed its acquisition of Network Solutions, the world’s leading provider of Internet domain name registration. Another positive contributor, consumer products stock Colgate-Palmolive, was boosted when the company announced that it would form a new business-to-business e-marketplace to streamline transactions on the Internet. Drug store giant Walgreen firmed as it opened new stores and positioned itself to take advantage of the technology boom by means of a Web exchange with other retailers.

On the down side, the fund’s returns were hurt by Nokia, the world’s largest manufacturer of cellular phones. Nokia retreated in sympathy with a competitor that warned of possible future sales shortfalls because of high expenses related to next-generation technology. However, we viewed this weakness as temporary and added to the Fund’s position in the stock.

What is your outlook?

Going forward, we will continue to search out attractive growth opportunities as we bring the Fund up to fully invested status. Currently, there exists considerable uncertainty about whether and to what extent the economy will slow, and how that will affect corporate earnings. While we refrain from making macroeconomic judgments, we will continue to monitor the supply and demand considerations affecting each of the stocks in the Fund’s portfolio. Should those considerations change for the worse, we will factor that into our assessments accordingly. Even assuming a moderate slowdown, however, there should still be plenty of opportunities to invest in companies meeting our strict criteria for aggressive growth.

MassMutual Aggressive Growth Fund
Largest Stock Holdings (6/30/00)

VeriSign, Inc.
Nokia Corp. Sponsored ADR
Veritas Software Corp.
Jds Uniphase Corp.
Cisco Systems, Inc.
Sun Microsystems, Inc.
Brocade Communications Systems, Inc.
Juniper Networks, Inc.
Vodafone AirTouch Plc Sponsored ADR
Tibco Software, Inc.

MassMutual Aggressive Growth Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Aggressive Growth Fund Class S, Class A, Class Y, Class L and the Standard & Poor’s 500 Composite Index

MassMutual Aggressive Growth Fund Total Return
Since Inception 5/1/00 - 6/30/00

Class S	-2.20%
Class A	-2.30%
Class Y	-2.30%
Class L	-2.20%

Standard & Poor’s 500 Composite Index	0.36%

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

Past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Investors should note that the Fund is a professionally managed mutual fund, while the Standard & Poor’s 500 Composite Index is unmanaged and does not incur expenses, and cannot be purchased directly by investors. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

MassMutual Aggressive Growth Fund – Portfolio of Investments

June 30, 2000 (Unaudited)

	Number of Shares	Market Value

EQUITIES — 77.4%

Advertising — 0.1%
Doubleclick, Inc.*	1,465	$ 55,853

Apparel, Textiles & Shoes — 1.3%
Gap, Inc.	15,000	468,750
Nike, Inc. Cl. B	7,000	278,687

		747,437

Banking, Savings & Loans — 1.2%
Firstar Corporation	20,000	421,250
Washington Mutual, Inc.	9,355	270,126

		691,376

Broadcasting, Publishing & Printing — 3.1%
Clear Channel Communications, Inc.*	8,000	600,000
Comcast Corp. Cl. A*	10,000	405,000
Cox Communications, Inc. Cl. A*	11,000	501,187
New York Times Co. Cl. A	7,000	276,500

		1,782,687

Building Materials & Construction — 0.6%
Home Depot, Inc.	6,410	320,099

Commercial Services — 0.7%
PE Corporation-Celera Genomics Group*	4,000	374,000

Communications — 10.5%
COLT Telecom Group PLC	10,000	333,058
COLT Telecom Group PLC Sponsored*†	2,000	271,250
Echostar Communications Corp.*	11,000	364,203
Juniper Networks, Inc.*	7,000	1,018,937
Nextel Communications, Inc. Cl. A*	8,000	489,500
Nokia Corp. Sponsored†	55,000	2,746,563
NTT Mobile Communications Network, Inc.	15	406,894
Oni Systems Corp.*	640	75,010
Vodafone AirTouch PLC	97,936	395,867

		6,101,282

Computer Hardware — 0.9%
Psion PLC	54,000	522,385

	Number of Shares	Market Value

Computer Integrated Systems Design — 4.6%
Aether Systems, Inc.*	4,000	$ 820,000
Sun Microsystems, Inc.*	20,000	1,818,750

		2,638,750

Computer Programming Services — 6.4%
Macromedia, Inc.*	1,675	161,952
VeriSign, Inc.*	20,000	3,530,000

		3,691,952

Computer Related Services — 0.5%
Inktomi Corp.*	2,395	283,209

Computers & Information — 5.1%
Cisco Systems, Inc.*	30,000	1,906,875
Comverse Technology, Inc.*	6,000	558,000
Symbol Technologies, Inc.	9,475	511,650

		2,976,525

Cosmetics & Personal Care — 1.3%
Colgate-Palmolive Company	13,000	778,375

Electrical Equipment & Electronics — 11.4%
ASM Lithography Holding NV*	15,000	661,875
Bookham Technology PLC Sponsored*†	5,000	296,250
Conexant Systems, Inc.*	9,000	437,625
Jds Uniphase Corp.*	16,000	1,918,000
PE Corp.-PE Biosystems Group	10,000	658,750
Taiwan Semiconductor Manufacturing Co. Limited*†	6,050	234,816
Taiwan Semiconductor Manufacturing Co. Limited Sponsored*†	10,325	400,094
Texas Instruments, Inc.	10,000	686,875
Vishay Intertechnology, Inc.*	12,000	455,250
Xilinx, Inc.*	10,000	825,625

		6,575,160

Entertainment & Leisure — 2.4%
Harley-Davidson, Inc.	18,000	693,000
Time Warner, Inc.	9,000	684,000

		1,377,000

	Number of Shares	Market Value

Financial Services — 0.7%
E*trade Group, Inc.*	6,335	$ 104,528
Schwab (Charles) Corp.	9,000	302,625

		407,153

Foods — 0.7%
The Kroger Co.*	19,000	419,188

Information Retrieval Services — 1.7%
America Online, Inc.*	8,000	422,000
Yahoo!, Inc.*	4,670	578,496

		1,000,496

Lodging — 0.5%
MGM Grand, Inc.	8,795	282,539

Machinery & Components — 1.4%
Applied Materials, Inc.*	9,000	815,625

Media — 1.4%
Grupo Televisa SA, Sponsored*††	12,000	827,250

Pharmaceuticals — 3.4%
Abgenix, Inc.*	1,450	173,796
Genentech, Inc.*	4,000	688,000
Pfizer, Inc.	14,360	689,280
Pharmacia Corp.	8,475	438,052

		1,989,128

Prepackaged Software — 12.2%
Art Technology Group, Inc.*	7,000	706,563
Brocade Communications Systems, Inc.*	6,000	1,100,906
Check Point Software Tech*	3,000	635,250
I2 Technologies, Inc.*	7,000	729,859
Oracle Corporation*	8,000	672,500
Tibco Software, Inc.*	8,000	857,875
Veritas Software Corp.*	21,000	2,373,328

		7,076,281

Retail — 1.7%
Tiffany & Co.	5,000	337,500
Walgreen Co.	20,525	660,648

		998,148

Retail – Internet — 0.3%
Priceline.com, Inc.*	5,150	195,620

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Aggressive Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value

Telephone Utilities — 3.3%
Level 3 Communications, Inc.*	3,000	$ 264,000
SK Telecom Co., Ltd†	12,000	435,750
Telefonica SA Sponsored*†	4,780	306,219
Vodafone AirTouch Plc Sponsored†	22,000	911,625

		1,917,594

TOTAL EQUITIES (Cost $45,233,596)		44,845,112

		Principal Amount

BONDS & NOTES — 0.5%

CORPORATE DEBT — 0.5%
Level 3 Communications, Inc.†††
11.000%	03/15/2008	$ 270,000	267,300

TOTAL CORPORATE DEBT
(Cost $264,710)			267,300

TOTAL BONDS & NOTES
(Cost $264,710)			267,300

SHORT-TERM INVESTMENTS — 7.9%
Repurchase Agreement
Investors Bank & Trust Company Repurchase Agreement, dated 06/30/00 6.03%,
due 07/03/00 (a)	4,579,414	4,579,414

TOTAL SHORT-TERM INVESTMENTS
(At Amortized Cost)		4,579,414

TOTAL INVESTMENTS — 85.8%
(Cost $49,813,010)**		49,691,826

Other Assets/(Liabilities) — 14.2%		8,225,742

NET ASSETS — 100.0%		$57,917,568

Notes to Portfolio of Investments

*	Non-income producing security.

**	Aggregate cost for Federal tax purposes. (Note 7).

†	American Depository Receipt

††	Global Depository Receipt

†††	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(a)
Maturity value of $4,581,715. Collateralized by U.S. Government Agency obligation with a rate of 7.500%, maturity date of 02/01/2010, and aggregate market value, including accrued interest, of $4,808,519.

The accompanying notes are an integral part of the financial statements.

MassMutual Aggressive Growth Fund – Financial Statements

Statement of Assets and Liabilities

June 30, 2000 (Unaudited)
Assets:
Investments, at value (cost $45,498,306) (Note 2 )	$45,112,412
Short-term investments, at amortized cost (Note 2)	4,579,414

Total Investments	49,691,826
Cash	7,747,509
Foreign currency, at value (cost $275,734)	276,542
Receivables from:
Investments sold	491,932
Interest and dividends	73,276

Total assets	58,281,085

Liabilities:
Payables for:
Investments purchased	317,439
Directors’ fees and expenses (Note 3)	1,330
Affiliates (Note 3):
Investment management fees	26,817
Administration fees	5,375
Service fees	151
Accrued expenses and other liabilities	12,405

Total liabilities	363,517

Net assets	$57,917,568

Net assets consist of:
Paid-in capital	$58,283,654
Undistributed net investment income	63,080
Accumulated net realized loss on investments and foreign currency translations	(43,622)
Net unrealized depreciation on investments, forward foreign currency contracts, foreign currency and other assets and liabilities	(385,544)

$57,917,568

Net assets:
Class A	$ 1,474,100

Class L	$ 9,410,594

Class Y	$ 149,847

Class S	$46,883,027

Shares outstanding:
Class A	150,934

Class L	962,353

Class Y	15,330

Class S	4,794,170

Net asset value, offering price and redemption price per share:
Class A	$ 9.77

Class L	$ 9.78

Class Y	$ 9.77

Class S	$ 9.78

The accompanying notes are an integral part of the financial statements.

MassMutual Aggressive Growth Fund – Financial Statements (Continued)

Statement of Operations

Period ended June 30, 2000* (Unaudited)
Investment income: (Note 2)
Dividends (net of withholding tax of $192)	$ 9,321
Interest	116,262

Total investment income	125,583

Expenses: (Note 2)
Investment management fees (Note 3)	41,294
Custody fees	10,449
Audit and legal fees	1,956
Directors’ fees (Note 3)	1,330

55,029
Administration fees (Note 3):
Class A	208
Class L	2,502
Class Y	32
Class S	4,581
Service fees (Note 3):
Class A	151

Total expenses	62,503

Net investment income	63,080

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	(44,703)
Foreign currency transactions	1,081

Net realized loss	(43,622)

Net change in unrealized appreciation (depreciation) on:
Investments	(385,894)
Translation of assets and liabilities in foreign currencies	350

Net unrealized loss	(385,544)

Net realized and unrealized loss	(429,166)

Net decrease in net assets resulting from operations	$(366,086)

*	For the period from May 1, 2000 (commencement of operations) through June 30, 2000.

The accompanying notes are an integral part of the financial statements.

MassMutual Aggressive Growth Fund – Financial Statements (Continued)

Statements of Changes in Net Assets

Period ended June 30, 2000* (Unaudited)
Increase (Decrease) in Net Assets:
Operations:
Net investment income	$ 63,080
Net realized gain on investment and foreign currency transactions	(43,622)
Net change in unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	(385,544)

Net decrease in net assets resulting from operations	(366,086)

Net fund share transactions (Note 5):
Class A	1,465,241
Class L	9,073,335
Class Y	153,850
Class S	47,591,228

Increase in net assets from net fund share transactions	58,283,654

Total increase in net assets	57,917,568

Net assets:
Beginning of Period	-

End of period (including undistributed net investment income of $63,080)	$57,917,568

*	For the period from May 1, 2000 (commencement of operations) through June 30, 2000.

The accompanying notes are an integral part of the financial statements.

MassMutual Aggressive Growth Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout the period)

	Class A		Class L		Class Y		Class S
	Period ended 6/30/00† (Unaudited)		Period ended 6/30/00† (Unaudited)		Period ended 6/30/00† (Unaudited)		Period ended 6/30/00† (Unaudited)
Net asset value, beginning of period	$10.00		$10.00		$10.00		$ 10.00

Income (Loss) from investment operations:
Net investment income	0.01	***	0.02	***	0.02	***	0.02	***
Net realized and unrealized gain (loss) on investments	(0.24)		(0.24)		(0.25)		(0.24)

Total income (loss) from investment operations	(0.23)		(0.22)		(0.23)		(0.22)

Net asset value, end of period	$ 9.77		$ 9.78		$ 9.77		$ 9.78

Total Return@	(2.30)%	**	(2.20)%	**	(2.30)%	**	(2.20)%	**

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$1,474		$9,411		$ 150		$46,883
Net expenses to average daily net assets	1.60%	*	1.29%	*	1.21%	*	1.07%	*
Net investment income to average daily net assets	0.59%	*	0.93%	*	0.98%	*	1.15%	*
Portfolio turnover rate	5%	**	5%	**	5%	**	5%	**

*	Annualized
**	Percentage represents the results for the period and are not annualized.
***	Per share amount calculated on the average shares method.
†	For the period from May 1, 2000 (commencement of operations) through June 30, 2000.
@
Employee retirement benefits plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual OTC 100 Fund – Portfolio Manager Report

What are the investment objectives and policies for the MassMutual OTC 100 Fund?

The objective and policies of the Fund are to:
•	achieve long-term growth of capital in such a way that the Fund’s performance closely tracks the total return of the 100 largest publically traded over-the-counter common stocks
•	invest at least 80% of its assets in a portfolio of equity securities mirroring the composition and sector weightings of companies included in the NASDAQ 100 Index®

How did the Fund perform during the first half of 2000?

This is a new fund with an inception date of May 1, 2000, so returns are available only for the final two months of the period. From inception through June 30, 2000, the Fund’s Class S shares returned -1.80%, slightly trailing the -0.24% return of the NASDAQ 100 Index®, a modified capitalization-weighted index composed of the 100 largest non-financial companies listed on the NASDAQ.

What factors influenced performance during the period?

May was a volatile month, as the markets struggled to bounce back from the sharp correction that had begun in March. Extended valuations in the New Economy sectors of biotechnology, telecommunications, media, and technology, together with rising interest rates, had set the stage in the first quarter for a deflation of values. The Federal Reserve Board, reacting to strong economic growth, tight labor markets, sharply higher crude oil prices, and speculative excesses in the stock market, raised short-term interest rates three times in the first half of the year, most recently on May 16.

When the dust cleared in late May, the technology-heavy NASDAQ 100 Index® had plunged 35.7%, a pullback of bear market proportions. The Fund, which began its reporting period on May 1, was spared the worst of the correction but still had significant losses that paralleled the 13.07% loss of the Index.

After the Fed’s latest rate increase in May, which raised both the target federal funds rate and the discount rate by 0.50%, investors began to entertain the possibility that the current tightening cycle might be close to an end. Optimism about second quarter earnings, scheduled to be reported in July, also contributed to improving sentiment. As a result, in June the Index recovered most of what it had lost in May, closing the period virtually unchanged.

Which stocks were most helpful to performance?

Top-performing NASDAQ 100 stocks for the second quarter included ADC Telecom, VISX, and Siebel Systems. On the downside, Citrix Systems, Novell, and Legato Systems detracted substantially from performance.

What is your outlook?

There is little question in our minds that the Fed’s aggressive tightening of monetary policy will have some slowing effect on the U.S. economy, along with a decrease in the rate of earnings growth. Thus, in the short term, technology stocks could experience further volatility since they depend on above-average earnings growth to propel their stock prices higher. In addition, with valuations still relatively high, investors are likely to be unforgiving of those companies that fail to meet their earnings estimates. On the positive side, spending for information technology is increasing all over the world and is estimated to reach 5% of gross domestic product in the United States this year. A lot of that spending is likely to benefit companies in the NASDAQ 100 Index®, many of which are leaders in

MassMutual OTC 100 Fund – Portfolio Manager Report (Continued)

their respective industries. Therefore, our long-term view of the technology sector, and the market in general, is quite favorable.

MassMutual OTC 100 Fund
Largest Stock Holdings (6/30/00)

Cisco Systems, Inc.
Intel Corp.
Microsoft Corp.
Oracle Corporation
Jds Uniphase Corp.
Sun Microsystems, Inc.
Nextel Communications, Inc. Cl. A
Qualcomm, Inc.
Worldcom, Inc.
Dell Computer Corp.

MassMutual OTC 100 Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual OTC 100 Fund Class S, Class A, Class Y, Class L and the NASDAQ 100 Index

MassMutual OTC 100 Fund Total Return
Since Inception 5/1/00 - 6/30/00

Class S	-1.80%
Class A	-1.80%
Class Y	-1.80%
Class L	-1.80%

NASDAQ 100 Index®	-0.24%

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

Past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Investors should note that the Fund is a professionally managed mutual fund, while the NASDAQ 100 Index® is unmanaged and does not incur expenses, and cannot be purchased directly by investors. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

MassMutual OTC 100 – Portfolio of Investments

June 30, 2000 (Unaudited)

	Number of Shares	Market Value

EQUITIES — 96.1%

Air Transportation — 0.1%
Northwest Airlines Corp.*	900	$ 27,394

Automotive & Parts — 0.1%
Paccar, Inc.	1,100	43,656

Broadcasting, Publishing & Printing — 1.4%
Adelphia Communications Corp. Cl. A*	1,500	70,312
Comcast Corp. Cl. A*	5,400	218,700
USA Networks, Inc.*	4,300	92,988

		382,000

Commercial Services — 2.0%
Apollo Group, Inc. Cl. A*	900	25,200
Cintas Corp.	2,500	91,719
Concord EFS, Inc.*	3,000	78,000
eBay, Inc.*	2,500	135,781
Paychex, Inc.	4,400	184,800
Quintiles Transnational Corp.*	2,000	28,250

		543,750

Communications — 12.8%
ADC Telecommunications, Inc.*	5,000	419,375
Ciena Corp.*	2,100	350,044
Echostar Communications Corp.*	3,000	99,328
Global Crossing Ltd.*	11,900	313,119
Mcleodusa, Inc.*	5,900	122,056
Network Appliance, Inc.*	4,000	322,000
Nextel Communications, Inc. Cl. A*	11,700	715,894
NTL Incorporated*	3,500	209,563
PanAmSat Corp.*	2,500	109,219
Qualcomm, Inc.*	11,200	672,000
Tellabs, Inc.*	2,900	198,469

		3,531,067

Communications Equipment — 1.1%
Ericsson LM Cl. B†	14,900	298,000

Computer and Data Processing Services — 0.3%
At Home Corp. Series A*	3,600	74,700

Computer Integrated Systems Design — 4.3%
3com Corp.*	2,200	126,775
Broadvision, Inc.*	3,600	182,925
Parametric Technology Corp.*	4,700	51,700
Sun Microsystems, Inc.*	8,700	791,156
Synopsys, Inc.*	1,000	34,563

		1,187,119

	Number of Shares	Market Value

Computer Programming Services — 1.8%
RealNetworks, Inc.*	1,800	$ 91,012
VeriSign, Inc.*	2,300	405,950

		496,962

Computer Related Services — 0.1%
CNET Networks, Inc.*	1,200	29,475

Computers & Information — 11.1%
Apple Computer, Inc.*	5,700	298,537
Cisco Systems, Inc.*	31,300	1,989,506
Comverse Technology, Inc.*	2,000	186,000
Dell Computer Corp.*	12,000	591,750

		3,065,793

Containers — 0.1%
Smurfit-Stone Container Corp.*	3,000	38,625

Data Processing and Preparation — 0.3%
Fiserv, Inc.*	1,900	82,175

Electrical Equipment & Electronics — 23.5%
Adaptec, Inc.*	1,100	25,025
Altera Corp.*	3,500	356,781
American Power Conversion Corporation*	3,200	130,600
Applied Micro Circuits Corp.*	1,800	177,750
Atmel Corp.*	2,100	77,437
Conexant Systems, Inc.*	3,000	145,875
Intel Corp.	14,700	1,965,206
Jds Uniphase Corp.*	8,900	1,066,888
Kla-Tencor Corp.*	2,800	163,975
Linear Technology Corp.	5,300	338,869
Maxim Intergrated Products*	5,000	339,687
Microchip Technology, Inc.*	800	46,612
Molex, Inc.	1,200	57,750
PMC-Sierra, Inc.*	2,000	355,375
Qlogic Corp.*	900	59,456
RF Micro Devices, Inc.*	1,100	96,388
Sanmina Corp.*	1,700	145,350
SDL, Inc.*	1,100	313,706
Visx, Inc.*	900	25,256
Vitesse Semiconductor Corp.*	2,200	161,837
Xilinx, Inc.*	5,400	445,838

		6,495,661

Financial Services — 0.3%
Nasdaq 100 Shares*	941	87,689

	Number of Shares	Market Value

Foods — 0.4%
Starbucks Corp.*	3,200	$ 122,200

Healthcare — 0.1%
Pacificare Health Systems*	400	24,075

Home Construction, Furnishings & Appliances — 0.7%
Gemstar International Group Ltd.*	2,700	165,923
Miller (Herman), Inc.	800	20,700

		186,623

Information Retrieval Services — 2.4%
CMGI, Inc.*	3,900	178,669
Lycos, Inc.*	1,700	91,800
Yahoo!, Inc.*	3,300	408,788

		679,257

Machinery & Components — 1.7%
Applied Materials, Inc.*	5,200	471,250

Medical Supplies — 0.3%
Biomet, Inc.	2,000	76,875

Pharmaceuticals — 5.3%
Amgen, Inc.*	6,000	421,500
Biogen, Inc.*	2,300	148,350
Chiron Corp.*	3,200	152,000
Genzyme Corporation*	1,300	77,269
Immunex Corp.*	8,600	425,163
Medimmune, Inc.*	2,800	207,200
Sigma-Aldrich	1,100	32,175

		1,463,657

Prepackaged Software — 18.6%
Adobe Systems, Inc.	1,500	195,000
BMC Software, Inc.*	2,300	83,914
Citrix Systems, Inc.*	2,800	53,025
Compuware Corp.*	2,800	29,050
Electronic Arts, Inc.*	800	58,350
I2 Technologies, Inc.*	2,600	271,091
Intuit, Inc.*	3,200	132,400
Legato Systems, Inc.*	1,200	18,150
Microsoft Corp.*	22,800	1,824,000
Network Associates, Inc.*	1,800	36,675
Novell, Inc.*	5,000	46,250
Oracle Corporation*	14,900	1,252,531
Peoplesoft, Inc.*	4,900	82,075
Siebel Systems, Inc.*	2,900	474,331
Veritas Software Corp.*	5,100	576,380

		5,133,222

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual OTC 100 – Portfolio of Investments (Continued)

	Number of Shares	Market Value

Retail — 1.1%
Bed Bath & Beyond, Inc.*	2,400	$ 87,000
Costco Wholesale Corp.*	3,000	99,000
Dollar Tree Stores, Inc.*	1,200	47,475
Staples, Inc.*	4,000	61,500

		294,975

Retail – Internet — 0.4%
Amazon.com, Inc.*	2,900	105,306

Telephone Utilities — 5.8%
Level 3 Communications, Inc.*	3,200	281,600
Metromedia Fiber Network, Inc.*	6,600	261,938
NEXTLINK Communications, Inc.*	3,300	125,194
VoiceStream Wireless Corporation*	2,900	337,261
Worldcom, Inc.*	12,900	591,788

		1,597,781

TOTAL EQUITIES (Cost $26,851,184)		26,539,287

		Principal Amount

SHORT-TERM INVESTMENTS — 10.2%
Cash Equivalents — 6.2%
Bank of America Bank Note**
6.670%	03/22/2001	$ 36,880	36,880
Bank of Montreal Bank Note**
6.630%	08/16/2000	61,467	61,467
Bank of Nova Scotia Eurodollar Time Deposit**
7.000%	07/03/2000	73,760	73,760
Credit Agricole Bank Eurodollar Time Deposit**
6.750%	07/07/2000	36,880	36,880
Den Danske Bank Eurodollar Time Deposit**
6.810%	07/05/2000	135,227	135,227
First Union Bank Note**
6.900%	05/09/2001	36,880	36,880
		Principal Amount	Market Value

Fleet National Bank Eurodollar Time Deposit**
7.260%	10/31/2000	$ 401,096	$ 401,096
HypoVereinsbank Eurodollar Time Deposit**
6.750%	07/05/2000	307,333	307,333
Merrimac Money Market Fund**
6.440%	07/03/2000	386,010	386,010
Morgan Stanley Dean Witter & Co.**
6.890%	07/17/2000	73,760	73,760
Morgan Stanley Dean Witter & Co.**
6.910%	11/22/2000	24,587	24,587
Paribas Bank Eurodollar Time Deposit**
6.750%	07/05/2000	147,520	147,520

			1,721,400

Repurchase Agreements — 3.6%
Investors Bank & Trust Company Repurchase Agreement, dated 06/30/00, 6.03%,
due 07/03/00 (a)		986,508	986,508

U.S. Treasury Obligations — 0.4%
US Treasury Bills
5.290- 5.670%	07/13/2000	110,000	109,798

TOTAL SHORT-TERM INVESTMENTS
(At Amortized Cost)			2,817,706

TOTAL INVESTMENTS — 106.3%
(Cost $29,668,890)***			29,356,993

Other Assets/ (Liabilities) — (6.3%)			(1,728,329)

NET ASSETS — 100.0%			$27,628,664

Notes to Portfolio of Investments
*	Non-income producing security.

**	Represents investment of security lending collateral. (Note 2).

***	Aggregate cost for Federal tax purposes. (Note 7).

†	American Depository Receipt

(a)
Maturity value of $987,004. Collateralized by U. S. Government Agency obligation with a rate of 6.500%, maturity date of 05/01/2029, and aggregate market value, including accrued interest, of $1,036,608.

The accompanying notes are an integral part of the financial statements.

MassMutual OTC 100 Fund – Financial Statements

Statement of Assets and Liabilities

June 30, 2000 (Unaudited)
Assets:
Investments, at value (cost $26,851,185) (Note 2 )	$26,539,287
Short-term investments, at amortized cost (Note 2)	2,817,706

Total Investments	29,356,993
Receivables from:
Interest and dividends	1,116
Receivable for variation margin on open futures contracts (Note 2)	17,200

Total assets	29,375,309

Liabilities:
Payables for:
Securities on loan (Note 2)	1,721,400
Directors’ fees and expenses (Note 3)	1,330
Affiliates (Note 3):
Investment management fees	3,240
Administration fees	8,198
Service fees	72
Accrued expenses and other liabilities	12,405

Total liabilities	1,746,645

Net assets	$27,628,664

Net assets consist of:
Paid-in capital	$27,945,356
Undistributed net investment loss	(16,951)
Accumulated net realized gain on investments and futures contracts	13,767
Net unrealized depreciation on investments and futures contracts	(313,508)

$27,628,664

Net assets:
Class A	$ 511,549

Class L	$ 287,558

Class Y	$ 336,655

Class S	$26,492,902

Shares outstanding:
Class A	52,097

Class L	29,287

Class Y	34,282

Class S	2,696,782

Net asset value, offering price and redemption price per share:
Class A	$ 9.82

Class L	$ 9.82

Class Y	$ 9.82

Class S	$ 9.82

The accompanying notes are an integral part of the financial statements.

MassMutual OTC 100 Fund – Financial Statements (Continued)

Statement of Operations

Period ended June 30, 2000* (Unaudited)
Investment income: (Note 2)
Dividends	$ 931
Interest (including securities lending income of $121)	17,579

Total investment income	18,510

Expenses: (Note 2)
Investment management fees (Note 3)	6,150
Custody fees	10,449
Audit and legal fees	1,956
Directors’ fees (Note 3)	1,330

19,885
Administration fees (Note 3):
Class A	180
Class L	154
Class Y	104
Class S	15,066
Service fees (Note 3):
Class A	72

Total expenses	35,461

Net investment loss	(16,951)

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	(7,179)
Closed futures contracts	20,946

Net realized gain	13,767

Net change in unrealized appreciation (depreciation) on:
Investments	(311,898)
Open futures contract s	(1,610)

Net unrealized loss	(313,508)

Net realized and unrealized loss	(299,741)

Net decrease in net assets resulting from operations	$(316,692)

*	For the period from May 1, 2000 (commencement of operations) through June 30, 2000.

The accompanying notes are an integral part of the financial statements.

MassMutual OTC 100 Fund – Financial Statements (Continued)

Statements of Changes in Net Assets

Period ended June 30, 2000* (Unaudited)
Increase (Decrease) in Net Assets:
Operations:
Net investment loss	$ (16,951)
Net realized gain on investment transactions and futures contracts	13,767
Net change in unrealized appreciation (depreciation) on investments and futures contracts	(313,508)

Net decrease in net assets resulting from operations	(316,692)

Net fund share transactions (Note 5):
Class A	509,265
Class L	282,842
Class Y	343,712
Class S	26,809,537

Increase in net assets from net fund share transactions	27,945,356

Total increase in net assets	27,628,664

Net assets:
Beginning of period	-

End of period (including undistributed net investment loss of $16,951)	$27,628,664

*	For the period from May 1, 2000 (commencement of operations) through June 30, 2000.

The accompanying notes are an integral part of the financial statements.

MassMutual OTC 100 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout the period)

	Class A	Class L	Class Y		Class S
	Period ended 6/30/00† (Unaudited)	Period ended 6/30/00† (Unaudited)	Period ended 6/30/00† (Unaudited)		Period ended 6/30/00† (Unaudited)
Net asset value, beginning of period	$ 10.00	$ 10.00	$ 10.00		$ 10.00

Income (Loss) from investment operations:
Net investment loss	(0.01)	(0.01)	(0.00	)***	(0.01)
Net realized and unrealized gain (loss) on investments	(0.17)	(0.17)	(0.18)		(0.17)

Total income (loss) from investment operations	(0.18)	(0.18)	(0.18)		(0.18)

Net asset value, end of period	$ 9.82	$ 9.82	$ 9.82		$ 9.82

Total Return@	(1.80)% **	(1.80)% **	(1.80)%	**	(1.80)% **

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$ 512	$ 288	$ 337		$26,493
Net expenses to average daily net assets	1.37% *	1.12% *	0.97%	*	0.86% *
Net investment loss to average daily net assets	(1.05)% *	(0.82)% *	(0.65)%	*	(0.41)% *
Portfolio turnover rate	8% **	8% **	8%	**	8% **

*	Annualized
**	Percentage represents results for the period and are not annualized.
***	Net investment loss is less than $0.01 per share.
†	For the period from May 1, 2000 (commencement of operations) through June 30, 2000.
@
Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Focused Value Fund – Portfolio Manager Report

What are the investment objectives and policies for the MassMutual Focused Value Fund?

The objective and policies of the Fund are to:
•	achieve growth of capital over the long term
•	invest in a concentrated portfolio of approximately 20 equity securities of small and mid-sized companies (companies with market capitalization, at the time of purchase, of $1 to $10 billion)
•	utilize a value-oriented strategy in making investment decisions
•	utilize fundamental analysis to identify companies which

—are of high investment quality or possess a unique product, market position or operating characteristics
—offer above-average levels of profitability or superior growth potential
—are attractively valued in the marketplace

How did the Fund perform during the first half of 2000?

This is a new fund with an inception date of May 1, 2000. From then until June 30, 2000, the Fund’s Class S shares returned -5.50, trailing the 1.46% return of the Russell 2500 Index, a broadly based, unmanaged index of 2500 medium-capitalization and small-capitalization common stocks.

What factors contributed to the Fund’s performance?

In general, value stocks outperformed the popular averages during May and the first half of June, as investors continued to look for opportunities outside of the previously favored—but now extremely volatile—group of growth stocks. This volatility, of course, was part of the correction in New Economy stocks—that is, technology, media, the telecommunications segment of utilities, and the biotechnology component of health care—that began on March 10 and resulted in a stiff 37.3% decline in the NASDAQ Composite Index through May 23. The Federal Reserve Board implemented a 0.50% hike in short-term interest rates on May 16, which initially added to investor’s anxiety.

Shortly thereafter, however, the NASDAQ rebounded and, though still considerably below its March highs, regained about half of its losses by the end of the period. Significantly, during this rally investors strongly favored stocks with solid earnings prospects, and most former “dot-com” favorites with little more than an intriguing business concept were left behind. From roughly mid-May to mid-June, value and growth stocks both did relatively well, with neither group clearly outperforming the other. Value stocks took a breather in the final two weeks of June, amid increasing optimism about interest rates and concern about value shares’ vulnerability in a slowing economy.

Which of the Fund’s holdings had a significant influence on performance?

Two stocks that detracted from performance were Electronic Data Systems and USG. EDS, a leader in information technology consulting and outsourcing, fell sharply after the company announced that second quarter sales would grow more slowly than expected. However, the positive fundamental outlook for the company remained unchanged. In addition, near the end of the period the stock was trading at about 14 times earnings, roughly half of the average price-to-earnings ratio for the widely followed S&P 500 Index®. Accordingly, we maintained our position in the stock. The other disappointment was UGS, a manufacturer and distributor of building materials. USG was hurt by a slowing of construction spending and the accompanying downward revisions in earnings estimates. Like EDS, USG remained attractively valued, and we held on to the stock based on its still-favorable long-term potential.
MassMutual Focused Value Fund – Portfolio Manager Report (Continued)

What is your outlook?

We believe that the recent shift to value will continue and likely marks the beginning of a transition to a longer-term value cycle. Although growth stocks appeared to have the edge over value shares as the period ended, value should outperform growth in a “soft landing” scenario—that is, slowing growth without recession. While considerably off their highs of the spring, most popular growth stocks are still priced so as to leave little room for earnings disappointments. Yet these disappointments are far more likely to occur in an environment of slower growth. In any event, we would not be surprised to see more volatility over the near term, and we will take advantage of any further corrections to improve the quality and value characteristics of the portfolio.

MassMutual Focused Value Fund
Largest Stock Holdings (6/30/00)

Washington Mutual, Inc.
Tricon Global Restaurants, Inc.
Citizen Communications Company
Cendant Corporation
Jones Apparel Group, Inc.
Equifax, Inc.
Toys R US, Inc.
Energizer Holdings, Inc.
Electronic Data Systems Corporation
Ceridian Corp.

MassMutual Focused Value Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Focused Value Fund Class S, Class A, Class Y, Class L and the Russell 2500 Index

MassMutual Focused Value Fund
Total Return
Since Inception 5/1/00 - 6/30/00

Class S	-5.50%
Class A	-5.60%
Class Y	-5.60%
Class L	-5.60%

Russell 2500 Index	1.46%

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

Past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Investors should note that the Fund is a professionally managed mutual fund, while the Russell 2500 Index is unmanaged and does not incur expenses, and cannot be purchased directly by investors. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

MassMutual Focused Value Fund – Portfolio of Investments

June 30, 2000 (Unaudited)

	Number of Shares	Market Value

EQUITIES — 80.1%

Apparel, Textiles & Shoes — 5.1%
Jones Apparel Group, Inc.*	56,000	$ 1,316,000

Banking, Savings & Loans — 6.7%
Washington Mutual, Inc.	60,000	1,732,500

Building Materials & Construction — 4.5%
USG Corp.	38,000	1,154,250

Commercial Services — 11.1%
Cendant Corporation	110,000	1,540,000
Equifax, Inc.	50,000	1,312,500

		2,852,500

Communications — 6.0%
Citizen Communications Company	90,000	1,552,500

Computers & Office Equipment — 4.8%
Electronic Data Systems Corporation	30,000	1,237,500

Cosmetics & Personal Care — 3.6%
Dial Corp.	90,000	933,750

Data Processing and Preparation — 4.8%
Ceridian Corp.*	51,000	1,227,187

Electrical Equipment & Electronics — 4.9%
Energizer Holdings, Inc.*	70,000	1,277,500

	Number of Shares	Market Value

Forest Products & Paper — 3.6%
Fort James Corporation	40,000	$ 925,000

Information Retrieval Services — 4.3%
Nova Corp./Georgia*	40,000	1,117,500

Manufacturing – Diversified — 4.4%
Cooper Industries, Inc.	35,000	1,139,688

Restaurants — 6.6%
Tricon Global Restaurants, Inc.*	60,000	1,695,000

Retail — 5.1%
Toys R US, Inc.*	90,000	1,310,625

Toys, Games — 4.6%
Mattel, Inc.	90,000	1,186,875

TOTAL EQUITIES (Cost $21,928,156)**		20,658,375

TOTAL INVESTMENTS — 80.1%

Other Assets/ (Liabilities) — 19.9%		5,139,063

NET ASSETS — 100.0%		$ 25,797,438

Notes to Portfolio of Investments
*	Non-income producing security.

**	Aggregate cost for Federal tax purposes. (Note 7).

The accompanying notes are an integral part of the financial statements.

MassMutual Focused Value Fund – Financial Statements

Statement of Assets and Liabilities

June 30, 2000 (Unaudited)
Assets:
Investments, at value (cost $21,928,156) (Note 2 )	$20,658,375
Cash	5,114,454
Receivables from:
Interest and dividends	55,350

Total assets	25,828,179

Liabilities:
Payables for:
Directors’ fees and expenses (Note 3)	1,330
Affiliates (Note 3):
Investment management fees	14,827
Administration fees	2,134
Service fees	45
Accrued expenses and other liabilities	12,405

Total liabilities	30,741

Net assets	$25,797,438

Net assets consist of:
Paid-in capital	$27,301,058
Undistributed net investment income	66,799
Accumulated net realized loss on investments	(300,638)
Net unrealized depreciation on investments	(1,269,781)

$25,797,438

Net assets:
Class A	$ 307,001

Class L	$ 1,623,794

Class Y	$ 95,201

Class S	$23,771,442

Shares outstanding:
Class A	32,527

Class L	172,010

Class Y	10,080

Class S	2,515,547

Net asset value, offering price and redemption price per share:
Class A	$ 9.44

Class L	$ 9.44

Class Y	$ 9.44

Class S	$ 9.45

The accompanying notes are an integral part of the financial statements.

MassMutual Focused Value Fund – Financial Statements (Continued)

Statement of Operations

Period ended June 30, 2000* (Unaudited)
Investment income: (Note 2)
Dividends	$ 53,125
Interest	60,879

Total investment income	114,004

Expenses: (Note 2)
Investment management fees (Note 3)	29,454
Custody fees	10,449
Audit and legal fees	1,956
Directors’ fees (Note 3)	1,330

43,189
Administration fees (Note 3):
Class A	60
Class L	412
Class Y	30
Class S	3,469
Service fees (Note 3):
Class A	45

Total expenses	47,205

Net investment income	66,799

Realized and unrealized gain (loss):
Net realized loss on investment transactions	(300,638)
Net change in unrealized appreciation (depreciation) on investments	(1,269,781)

Net realized and unrealized loss	(1,570,419)

Net decrease in net assets resulting from operations	$(1,503,620)

* For the period from May 1, 2000 (commencement of operations) through June 30, 2000.

The accompanying notes are an integral part of the financial statements.

MassMutual Focused Value Fund – Financial Statements (Continued)

Statements of Changes in Net Assets

Period ended June 30, 2000* (Unaudited)
Increase (Decrease) in Net Assets:
Operations:
Net investment income	$ 66,799
Net realized loss on investment transactions	(300,638)
Net change in unrealized appreciation (depreciation) on investments	(1,269,781)

Net decrease in net assets resulting from operations	(1,503,620)

Net fund share transactions (Note 5):
Class A	314,562
Class L	1,735,202
Class Y	101,000
Class S	25,150,294

Increase in net assets from net fund share transactions	27,301,058

Total increase in net assets	25,797,438

Net assets:
Beginning of period	-

End of period (including undistributed net investment income of $66,799)	$25,797,438

* For the period from May 1, 2000 (commencement of operations) through June 30, 2000.

The accompanying notes are an integral part of the financial statements.

MassMutual Focused Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout the period)

	Class A		Class L		Class Y		Class S
	Period ended 6/30/00† (Unaudited)		Period ended 6/30/00† (Unaudited)		Period ended 6/30/00† (Unaudited)		Period ended 6/30/00† (Unaudited)
Net asset value, beginning of period	$10.00		$10.00		$10.00		$ 10.00

Income (Loss) from investment operations:
Net investment income	0.01	***	0.02	***	0.02	***	0.03	***
Net realized and unrealized gain (loss) on investments	(0.57)		(0.58)		(0.58)		(0.58)

Total income (loss) from investment operations	(0.56)		(0.56)		(0.56)		(0.55)

Net asset value, end of period	$ 9.44		$ 9.44		$ 9.44		$ 9.45

Total Return@	(5.60	)%**	(5.60	)%**	(5.60	)%**	(5.50	)%**

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$ 307		$1,624		$ 95		$23,771
Net expenses to average daily net assets	1.65%	*	1.38%	*	1.23%	*	1.09%	*
Net investment income to average daily net assets	0.90%	*	1.31%	*	1.46%	*	1.58%	*
Portfolio turnover rate	7%	**	7%	**	7%	**	7%	**

*	Annualized
**	Percentage represents results for the period and are not annualized.
***	Per share amount calculated on the average shares method.
†	For the period from May 1, 2000 (commencement of operations) through June 30, 2000.
@
Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Small Cap Value Equity Fund – Portfolio Manager Report

What are the investment objectives and policies for the MassMutual Small Cap Value Equity Fund?

The objective and policies of the Fund are to:
•	achieve long-term growth of capital and income
•
invest primarily in a diversified portfolio of equity securities of smaller companies (companies with market capitalization, at the time of purchase, within the range of capitalizations of companies included in the Lipper, Inc. Small Cap Category)

•	utilize a value-oriented strategy in making investment decisions
•	utilize fundamental analysis to identify companies which

—are of high investment quality or possess a unique product, market position or operating characteristics
—offer above-average levels of profitability or superior growth potential
—are attractively valued in the marketplace

How did the Fund perform during the first half of 2000?

For the six months ended June 30, 2000, the Fund’s Class S shares returned 8.62%, more than double the 3.06% return of the Russell 2000 Index, a broadly based, unmanaged index of 2000 medium-capitalization and small-capitalization common stocks.

What factors contributed to the Fund’s performance?

It was a volatile six months. Growth stocks retained their edge over value shares early in the period, as the mania for technology, especially Internet-related investments, pushed many stocks to extreme valuations. With its value orientation, the Fund fell behind the Index during this part of the period. Responding to strong economic growth, tight labor markets, higher oil prices, and a frothy stock market, the Federal Reserve Board continued to raise short-term interest rates, implementing increases in February, March, and May. Normally, rising interest rates have the most negative impact on stocks with the highest valuations, and the Fed’s actions finally caused the speculative technology bubble to burst. From March 10, through May 23, the technology-heavy NASDAQ Composite Index plunged 37.3%, a decline of bear market proportions. Meanwhile, the Russell 2000 Index fell 23.8% during the same span.

Following the latest rate hike by the Fed on May 16, a 0.50% increase, the target federal funds rate stood at 6.50%, while the discount rate was 6.00%. At this point, amid signs that the economy might be starting to slow, investors began to entertain the possibility that the current cycle of rate increases might be close to an end. Stocks rallied, and the Fed’s decision in June to leave rates unchanged improved sentiment further. As the period ended, the NASDAQ stood just shy of the 4000 mark, representing a recovery of about half of its losses from earlier in the year, while the Russell 2000 Index managed a rally of similar proportions. Value shares perked up a bit in the final month of the period, as more investors began to anticipate slowing economic growth later in the year. This was a positive influence on the Fund’s returns, but overall gains were distributed roughly equally between the first and second quarters, with the latter being slightly more favorable.

Which holdings made the most meaningful a contribution to performance?

Burr-Brown, an analog semiconductor company, was one of our most positive contributors. We were attracted by new management’s ability to exploit new market products, and our foresight was rewarded when the company agreed to be acquired by Texas Instruments at a price well in excess of where the shares were then trading. Another holding that helped performance was Matthews International, the largest producer of bronze burial markers. The stock had been hurt by negative news about the funeral home and cemetery markets. However, the economics of the marker business are much better than those of funeral homes and cemeteries, and the shares partially recovered near the end of the period.

On the down side, returns were hurt by the Fund’s position in Basin Exploration, an oil and gas exploration and production company, which we sold when we began to suspect that the company’s operational problems ran deeper than we originally thought. On the other hand, we maintained our position in MS Carriers, a long distance, full-load trucking company. While the stock was hurt by higher fuel costs and expectations of a slowing economy, we felt that these negative factors were fully reflected in the stock’s price.

MassMutual Small Cap Value Equity Fund – Portfolio Manager Report (Continued)

What is your outlook?

With six increases in interest rates since June 1999, it is hard to escape the conclusion that we will see some meaningful slowing in the economy before long. Buying stocks that are reasonably priced will be even more important in such an environment, for two reasons. First, some investors who anticipate slower growth will shift assets out of growth stocks and into value shares as a defensive maneuver. Moreover, slower economic growth will result in downward revisions of many companies’ earnings, a situation that will most hurt the stocks with the highest valuations. Against that backdrop, we will continue our search for great businesses with stocks trading at reasonable valuations.

MassMutual Small Cap Value Equity Fund
Largest Stock Holdings (6/30/00)

Advo, Inc.
Ct Communications, Inc.
C.H. Robinson Worldwide, Inc.
Carlisle Cos., Inc.
Commerce Bancorp, Inc. NJ
OM Group, Inc.
Olin Corp.
Precision Drilling Corporation
True North Communications, Inc.
Reliance Steel & Aluminum Company

MassMutual Small Cap Value Equity Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Small Cap Value Equity Fund Class S and the Russell 2000 Index

MassMutual Small Cap Value Equity Fund
Total Return

	Year-To-Date	One Year	Five Year Average Annual	Since Inception Average Annual
	1/1/00 - 6/30/00	7/1/99 - 6/30/00	7/1/95 - 6/30/00	10/3/94 - 6/30/00

Class S	8.62%	3.51%	13.01%	12.20%

Russell 2000 Index	3.06%	14.35%	14.28%	14.59%

Hypothetical Investments in MassMutual Small Cap Value Equity Fund Class A, Class Y and the Russell 2000 Index

MassMutual Small Cap Value Equity Fund
Total Return
	Year-To-Date	One Year	Since Inception Average Annual
	1/1/00 - 6/30/00	7/1/99 - 6/30/00	1/1/98 - 6/30/00

Class A	8.41%	3.06%	-0.94%
Class Y	8.55%	3.41%	-0.54%

Russell 2000 Index	3.06%	14.35%	8.20%

Hypothetical Investments in MassMutual Small Cap Value Equity Fund Class L and the Russell 2000 Index

MassMutual Small Cap Value Equity Fund
Total Return
	Year-To-Date	One Year	Since Inception Average Annual
	1/1/00 - 6/30/00	7/1/99 - 6/30/00	5/3/99 - 6/30/00

Class L	8.56%	3.38%	10.04%

Russell 2000 Index	3.06%	14.35%	17.97%

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

Past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Investors should note that the Fund is a professionally managed mutual fund, while the Russell 2000 Index is unmanaged and does not incur expenses, and cannot be purchased directly by investors. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

MassMutual Small Cap Value Equity Fund – Portfolio of Investments

June 30, 2000 (Unaudited)

	Number of Shares	Market Value

EQUITIES — 96.9%

Advertising — 2.0%
Ackerley Group, Inc.	236,400	$ 2,777,700
Harte Hanks Communications, Inc.	394,800	9,870,000

		12,647,700

Automotive & Parts — 1.0%
Dura Automotive Systems, Inc.*	104,000	1,124,500
Myers Industries, Inc.	143,295	1,540,419
United Auto Group, Inc.*	396,400	3,617,150

		6,282,069

Banking, Savings & Loans — 9.6%
Banknorth Group, Inc.	721,552	11,048,765
CCB Financial Corporation	216,000	7,992,000
Commerce Bancorp, Inc. NJ	345,600	15,897,602
First Republic Bank*	232,600	4,637,462
Hudson City Bancorp, Inc.	228,500	3,898,781
Sovereign Bancorp, Inc.	530,396	3,729,373
Webster Financial Corporation	556,048	12,337,315

		59,541,298

Broadcasting, Publishing & Printing — 2.6%
Houghton Mifflin Company	203,300	9,491,569
McClatchy Newspapers, Inc.	204,950	6,788,969

		16,280,538

Building Materials & Construction — 1.4%
Elcor Corporation	381,500	8,774,500

Chemicals — 6.6%
Olin Corp.	866,700	14,300,550
OM Group, Inc.	352,600	15,514,400
Spartech Corporation	407,300	10,997,100

		40,812,050

	Number of Shares	Market Value

Commercial Services — 5.2%
ABM Industries, Inc.	290,600	$ 6,683,800
Advo, Inc. *	578,100	24,280,200
Landauer, Inc.	86,700	1,349,269

		32,313,269

Communications — 6.6%
Ct Communications, Inc.	663,800	18,876,812
Inet Technologies, Inc.*	156,400	8,484,700
True North Communications, Inc.	315,500	13,882,000

		41,243,512

Computers & Information — 1.9%
Xircom, Inc.*	251,500	11,946,250

Containers — 1.1%
U.S. Can Corporation*	391,000	6,793,625

Electric Utilities — 3.4%
Calpine Corporation*	175,300	11,525,975
EL Paso Electric Co.*	831,500	9,302,406

		20,828,381

Electrical Equipment & Electronics — 13.1%
Benchmark Electronics, Inc.*	302,300	11,052,844
Burr-Brown Corp.*	121,300	10,515,194
Cognex Corporation*	236,600	12,244,050
Cohu, Inc.	295,600	7,971,977
Dallas Semiconductor Corporation	323,800	13,194,850
Lattice Semiconductor Corporation*	148,200	10,244,325
Micrel, Inc.*	146,200	6,350,562
Teleflex, Incorporated	266,500	9,527,375

		81,101,177

Energy — 5.2%
Newfield Exploration Co.*	216,100	8,454,913
Precision Drilling Corporation	368,400	14,229,450
Stone Energy Corp.*	161,500	9,649,625

		32,333,988

	Number of Shares	Market Value

Financial Services — 2.1%
Eaton Vance Corp.	289,100	$13,370,875

Foods — 3.7%
International Home Foods, Inc.*	425,400	8,906,813
Morrison Management Specialists, Inc.	489,280	13,791,580

		22,698,393

Healthcare — 1.7%
Health Management Associates Cl. A*	796,400	10,402,975

Industrial – Diversified — 2.6%
Carlisle Cos., Inc.	357,300	16,078,500

Insurance — 3.6%
HCC Insurance Holdings	481,300	9,084,538
Highlands Insurance Group, Inc.*	522,600	4,899,375
White Mountains Insurance Group, Inc.	53,000	8,480,000

		22,463,913

Machinery & Components — 6.0%
Hardinge, Inc.	378,550	3,951,116
Helix Technology Corporation	343,500	13,396,500
Regal-Beloit Corporation	304,150	4,885,409
Roper Industries, Inc.	516,600	13,237,875
Tennant Co.	43,700	1,638,750

		37,109,650

Medical Supplies — 3.3%
Bacou USA, Inc.*	272,800	5,456,000
Biomet, Inc.	174,400	6,703,500
Invacare Corporation	311,600	8,179,500

		20,339,000

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Small Cap Value Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value

Metals & Mining — 4.8%
CompX International, Inc.	446,300	$ 9,065,469
Matthews International Corp.	237,000	6,873,000
Reliance Steel & Aluminum Company	722,550	13,818,769

		29,757,238

Miscellaneous — 0.6%
Crossmann Communities, Inc.*	214,200	3,534,300

Pharmaceuticals — 1.0%
Bindley Western Industries, Inc.	225,066	5,950,182

Real Estate — 0.9%
Mid-Atlantic Realty Trust	572,500	5,725,000

Retail — 2.0%
BJ’s Wholesale Club, Inc.*	383,300	12,648,900

Transportation — 4.9%
C.H. Robinson Worldwide, Inc.	344,400	17,047,800
Hub Group, Inc. Cl. A*	252,200	3,767,238
M.S. Carriers, Inc.*	559,900	9,868,237

		30,683,275

TOTAL EQUITIES
(Cost $492,054,582)		601,660,558

		Principal Amount	Market Value

SHORT-TERM INVESTMENTS — 6.5%

Cash Equivalents — 3.6%
Bank of America Bank Note**
6.670%	03/22/2001	$ 482,122	$ 482,122
Bank of Montreal Bank Note**
6.630%	08/16/2000	803,537	803,537
Bank of Nova Scotia Eurodollar Time Deposit**
7.000%	07/03/2000	964,244	964,244
Credit Agricole Bank Eurodollar Time Deposit**
6.750%	07/06/2000	3,214,147	3,214,147
Credit Agricole Bank Eurodollar Time Deposit**
6.750%	07/07/2000	482,122	482,122
Den Danske Bank Eurodollar Time Deposit**
6.810%	07/05/2000	1,767,781	1,767,781
First Union Bank Note**
6.900%	05/09/2001	482,122	482,122
Fleet National Bank Eurodollar Time Deposit**
7.260%	10/31/2000	2,993,529	2,993,529
HypoVereinsbank Eurodollar Time Deposit**
6.750%	07/05/2000	4,017,683	4,017,683
Merrimac Money Market Fund**
6.440%	07/03/2000	5,046,210	5,046,210
Morgan Stanley Dean Witter & Co.**
6.910%	11/22/2000	321,415	321,415
Paribas Bank Eurodollar Time Deposit**
6.750%	07/05/2000	1,928,488	1,928,488

			22,503,400

	Principal Amount	Market Value

Repurchase Agreement — 2.9%
Investors Bank & Trust Company Repurchase Agreement, dated 06/30/00, 6.03%, due 07/03/00 (a)	$18,009,934	$ 18,009,934

TOTAL SHORT-TERM INVESTMENTS (At Amortized Cost)		40,513,334

TOTAL INVESTMENTS — 103.4% (Cost $532,567,916)***		642,173,892

Other Assets/ (Liabilities) — (3.4%)		(21,158,043)

NET ASSETS — 100.0%		$621,015,849

Notes to Portfolio of Investments
*	Non-income producing security.

**	Represents investment of security lending collateral. (Note 2).

***	Aggregate cost for Federal tax purposes. (Note 7).

(a)	Maturity value of $18,018,984. Collateralized by
U.S. Government Agency obligations with rates of
7.338-7.375%, maturity dates of 01/15/2024-
01/20/2026, and aggregate market value, including
accrued interest, of $18,910,442.

The accompanying notes are an integral part of the financial statements.

MassMutual Small Cap Value Equity Fund – Financial Statements

Statement of Assets and Liabilities

June 30, 2000 (Unaudited)
Assets:
Investments, at value (cost $492,054,582) (Note 2)	$601,660,558
Short-term investments, at amortized cost (Note 2)	40,513,334

Total Investments	642,173,892
Cash	474
Receivables from:
Investments sold	1,959,248
Interest and dividends	429,232

Total assets	644,562,846

Liabilities:
Payables for:
Investments purchased	669,961
Securities on loan (Note 2)	22,503,400
Directors’ fees and expenses (Note 3)	2,191
Affiliates (Note 3):
Investment management fees	295,040
Administration fees	45,720
Service fees	686
Accrued expenses and other liabilities	29,999

Total liabilities	23,546,997

Net assets	$621,015,849

Net assets consist of:
Paid-in capital	$471,226,157
Undistributed net investment income	2,746,551
Accumulated net realized gain on investments	37,437,165
Net unrealized appreciation on investments	109,605,976

$621,015,849

Net assets:
Class A	$ 1,900,160

Class L	$ 10,470,132

Class Y	$ 4,622,948

Class S	$604,022,609

Shares outstanding:
Class A	129,237

Class L	711,744

Class Y	314,026

Class S	40,937,687

Net asset value, offering price and redemption price per share:
Class A	$ 14.70

Class L	$ 14.71

Class Y	$ 14.72

Class S	$ 14.75

The accompanying notes are an integral part of the financial statements.

MassMutual Small Cap Value Equity Fund – Financial Statements (Continued)

Statement of Operations

Six months ended June 30, 2000 (Unaudited)
Investment income: (Note 2)
Dividends	$ 3,786,946
Interest (including securities lending income of $32,017)	904,631

Total investment income	4,691,577

Expenses: (Note 2)
Investment management fees (Note 3)	1,787,814
Custody fees	29,961
Audit and legal fees	10,680
Directors’ fees (Note 3)	4,807

1,833,262
Administration fees (Note 3):
Class A	1,327
Class L	9,831
Class Y	3,770
Class S	255,921
Service fees (Note 3):
Class A	992

Total expenses	2,105,103

Net investment income	2,586,474

Realized and unrealized gain (loss):
Net realized gain (loss) on investment transactions	26,955,141
Net change in unrealized appreciation (depreciation) on investments	20,930,452

Net realized and unrealized gain	47,885,593

Net increase in net assets resulting from operations	$50,472,067

The accompanying notes are an integral part of the financial statements.

MassMutual Small Cap Value Equity Fund – Financial Statements (Continued)

Statements of Changes in Net Assets

	Six months ended June 30, 2000 (Unaudited)	Year ended December 31, 1999
Increase (Decrease) in Net Assets:
Operations:
Net investment income	$ 2,586,474	$ 6,744,026
Net realized gain on investment transactions	26,955,141	26,505,919
Net change in unrealized appreciation (depreciation) on investments	20,930,452	(30,483,393)

Net increase in net assets resulting from operations	50,472,067	2,766,552

Distributions to shareholders (Note 2):
From net investment income:
Class A	-	(1,763)
Class L	-	(16,505)*
Class Y	-	(48,682)
Class S	-	(6,643,376)

Total distributions from net investment income	-	(6,710,326)

From net realized gains:
Class A	-	(6,683)
Class L	-	(39,188)*
Class Y	-	(113,305)
Class S	-	(16,524,157)

Total distributions from net realized gains	-	(16,683,333)

Net fund share transactions (Note 5):
Class A	1,543,268	95,826
Class L	8,218,254	1,675,872 *
Class Y	285,310	3,537,934
Class S	(85,989,069)	(21,516,291)

Decrease in net assets from net fund share transactions	(75,942,237)	(16,206,659)

Total decrease in net assets	(25,470,170)	(36,833,766)

Net assets:
Beginning of period	646,486,019	683,319,785

End of period (including undistributed net investment income of $2,746,551 and $160,077, respectively)	$621,015,849	$646,486,019

* For the period from May 3, 1999 (commencement of operations) through December 31, 1999.

The accompanying notes are an integral part of the financial statements.

MassMutual Small Cap Value Equity Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Six months ended 6/30/00 (Unaudited)		Year ended 12/31/99	Year ended 12/31/98†
Net asset value, beginning of period	$ 13.56		$ 14.07	$ 17.48

Income (Loss) from investment operations:
Net investment income	0.02	***	0.07 ***	0.03 ***
Net realized and unrealized gain (loss) on investments	1.12		(0.13)	(1.78)

Total income (loss) from investment operations	1.14		(0.06)	(1.75)

Less distributions to shareholders:
From net investment income	-		(0.09)	(0.12)
From net realized gains	-		(0.36)	(1.54)

Total distributions	-		(0.45)	(1.66)

Net asset value, end of period	$ 14.70		$ 13.56	$ 14.07

Total Return@	8.41%	**	(0.36)%	(9.58)%

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$ 1,900		$ 262	$ 174
Net expenses to average daily net assets	1.19%	*	1.22%	1.30%
Net investment income to average daily net assets	0.26%	*	0.49%	0.19%
Portfolio turnover rate	32%	**	34%	31%

	Class L
	Six months ended 6/30/00 (Unaudited)		Period ended 12/31/99+
Net asset value, beginning of period	$ 13.55		$ 13.66

Income (Loss) from investment operations:
Net investment income	0.04	***	0.08 ***
Net realized and unrealized gain (loss) on investments	1.12		0.32

Total income (loss) from investment operations	1.16		0.40

Less distributions to shareholders:
From net investment income	-		(0.15)
From net realized gains	-		(0.36)

Total distributions	-		(0.51)

Net asset value, end of period	$ 14.71		$ 13.55

Total Return@	8.56%	**	2.97% **

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$10,470		$ 1,634
Net expenses to average daily net assets	0.94%	*	0.94% *
Net investment income to average daily net assets	0.54%	*	0.83% *
Portfolio turnover rate	32%	**	34% **

*	Annualized.
**	Percentage represents results for the period and are not annualized.
***	Per share amount calculated on the average shares method.
+	For the period from May 3, 1999 (commencement of operations) through December 31, 1999.
†	Amounts have been restated to reflect reverse stock splits.
@
Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Small Cap Value Equity Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Six months ended 6/30/00 (Unaudited)		Year ended 12/31/99	Year ended 12/31/98†
Net asset value, beginning of period	$ 13.56		$ 14.06	$ 17.51

Income (Loss) from investment operations:
Net investment income	0.05	***	0.12 ***	0.11 ***
Net realized and unrealized gain (loss) on investments	1.11		(0.11)	(1.81)

Total income (loss) from investment operations	1.16		0.01	(1.70)

Less distributions to shareholders:
From net investment income	-		(0.15)	(0.21)
From net realized gains	-		(0.36)	(1.54)

Total distributions	-		(0.51)	(1.75)

Net asset value, end of period	$ 14.72		$ 13.56	$ 14.06

Total Return@	8.55%	**	0.13%	(9.25)%

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$ 4,623		$ 3,990	$ 568
Net expenses to average daily net assets	0.78%	*	0.80%	0.85%
Net investment income to average daily net assets	0.73%	*	0.86%	0.67%
Portfolio turnover rate	32%	**	34%	31%

	Class S (1)
	Six months ended 6/30/00 (Unaudited)		Year ended 12/31/99	Year ended 12/31/98	Year ended 12/31/97	Year ended 12/31/96	Year ended 12/31/95
Net asset value, beginning of period	$ 13.58		14.06	$ 16.61	$ 13.43	$ 11.44	$ 9.69

Income (Loss) from investment operations:
Net investment income	0.06	***	0.14 ***	0.13	0.13	0.31	0.19
Net realized and unrealized gain (loss) on investments	1.11		(0.11)	(1.67)	4.73	2.29	1.75

Total income (loss) from investment operations	1.17		0.03	(1.54)	4.86	2.60	1.94

Less distributions to shareholders:
From net investment income	-		(0.15)	(0.13)	(0.14)	(0.30)	(0.19)
From net realized gains	-		(0.36)	(0.88)	(1.54)	(0.31)	-

Total distributions	-		(0.51)	(1.01)	(1.68)	(0.61)	(0.19)

Net asset value, end of period	$ 14.75		13.58	$ 14.06	$ 16.61	$ 13.43	$ 11.44

Total Return@	8.62%	**	0.25%	(9.02)%	36.36%	22.82%	20.01%

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$604,023		$640,600	$682,578	$690,378	$456,935	$380,398
Ratio of expenses to average daily net assets:
Before expense waiver	0.68%	*	0.67%	0.64%	0.65%	0.65%	0.65%
After expense waiver #	N/A		N/A	N/A	0.64%	0.61%	0.61%
Net investment income to average daily net assets	0.84%	*	1.03%	0.86%	0.89%	2.40%	1.78%
Portfolio turnover rate	32%	**	34%	31%	31%	28%	28%

*	Annualized.
**	Percentage represents results for the period and are not annualized.
***	Per share amount calculated on the average shares method.
†	Amounts have been restated to reflect reverse stock splits.
(1)	Class S shares were previously designated as Class 4 shares.
#	Computed after giving effect to the voluntary partial waiver of management fee by MassMutual, which terminated May 1, 1997.
@
Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Mid Cap Growth Equity Fund – Portfolio Manager Report

What are the investment objectives and policies for the MassMutual Mid-Cap Growth Equity Fund?

The objective and policies of the Fund are to:
•	achieve long-term growth of capital
•	invest primarily in a diversified portfolio of equity securities of mid-sized companies (companies with market capitalization, at the time of purchase, of $500 million to $5 billion)
•	utilize a growth-oriented strategy in making investment decisions
•	utilize fundamental analysis to identify companies which

—are of high investment quality or possess a unique product, market position or operating characteristics
—offer above-average levels of profitability or superior growth potential

How did the Fund perform during the first half of 2000?

The Fund posted a double-digit gain for the first quarter but gave back much of it during the extremely volatile second quarter. For the six months ended June 30, 2000, the Fund’s Class S shares returned 5.16%, trailing the 5.69% return of the Russell 2500 Index, a broadly based, unmanaged index of 2500 medium-capitalization and small-capitalization common stocks.

What factors contributed to the Fund’s performance?

January and February were good months for the Fund. Growth stocks outperformed value shares and small-cap and mid-cap equities outperformed their large-cap counterparts. New Economy sectors extended their gains following the strong rally at the end of 1999, but most other sectors turned in lackluster performances. Speculation in Internet stocks reached extreme proportions, as many investors no longer seemed to care about earnings and other fundamental factors.

Strong stock selection and an overweighting in technology relative to its benchmark made positive contributions to the Fund’s returns in the first quarter, as did stock selection in the business services area. Some of the best performers were Applied Micro Circuits, a semiconductor manufacturer, and Ciena, a fiber-optic systems manufacturer. Data storage provider, Qlogic, and Web-hosting stock, Exodus, also did well. In business services, Dycom, a provider of engineering and construction services for the telecommunications industry, and Network Solutions, the dot-com registration company, boosted the Fund’s returns.

Toward the end of the first quarter, the investment climate deteriorated. Prices on the technology-heavy NASDAQ Composite Index peaked on March 10, then began to decline in earnest by late March and early April following the Federal Reserve Board’s increase in short-term interest rates on March 21, the second in two months. The extreme overvaluations in many technology stocks caused downside momentum to accelerate quickly, and when the dust finally cleared on May 23, following yet another tightening move by the Fed, the NASDAQ had shed 37.3% of its value. The Fed’s May intervention, an increase of 0.50%, was larger than previous hikes and was taken by some investors as a signal that the cycle of tighter monetary policy might be close to an end. Accordingly, the final month of the quarter saw a rebound in the growth sector, although most technology shares closed the period well below their first-quarter highs.

How did you manage the Fund during this volatile period?

After trimming technology holdings early in the second quarter, we were able to add selectively to our holdings at attractive valuations. The second quarter rally was noteworthy for investors’ focus on stocks with solid earnings prospects. The more speculative issues continued to perform poorly. Communications-related stocks such as SDL, a fiber-optic equipment manufacturer, and ADC Telecommunications made strong contributions to performance in spite of the overall volatility in the technology sector. On the other hand, consumer Internet stocks performed poorly, and we sold nearly all of the Fund’s holdings in that area. Homestore, MyPoints, and Liberty Digital also turned in disappointing performances, but we kept them in the portfolio because we believed their businesses were improving.

The Fund carried a relatively large weighting of telephone services stocks—particularly CLECs, or competitive local exchange carriers—which detracted from performance during the quarter. Stock selection in health care was also a negative, mainly because the Fund’s biotechnology holdings underperformed. However, underweightings in financial and basic resources stocks were beneficial because there sectors underperformed the overall market.

What is you outlook?

Six increases in interest rates since June 1999 clearly raise the possibility of a slowing economy over the near term. If the economy slows, we believe investors will seek out companies that can produce relatively dependable earnings growth in a variety of economic environments. Consequently, we have positioned the Fund in a more diverse mix of stable and aggressive growth stocks. This positioning should enable us to be flexible enough to respond appropriately whether the economy slows or reaccelerates.

MassMutual Mid Cap Growth Equity Fund
Largest Stock Holdings (6/30/00)

SDL, Inc.
Exodus Communications, Inc.
ADC Telecommunications, Inc.
Jabil Circut, Inc.
Rational Software Corp.
Scientific-Atlanta, Inc.
Vitesse Semiconductor Corp.
VoiceStream Wireless Corporation
Millennium Pharmaceuticals
Forest Laboratories, Inc. Cl. A

MassMutual Mid Cap Growth Equity Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Mid Cap Growth Equity Fund Class S, Class A, Class Y, Class L and the Russell 2500 Index

MassMutual Mid Cap Growth Equity Fund
Total Return
	Year-to-Date 1/1/00-6/30/00	One Year 7/1/99-6/30/00	Since Inception Average Annual 5/3/99-6/30/00

Class S	5.16%	41.78%	38.89%
Class A	5.04%	41.34%	38.40%
Class Y	5.24%	41.88%	38.97%
Class L	5.10%	41.45%	38.73%

Russell 2500 Index	5.69%	18.34%	22.26%

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

Past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Investors should note that the Fund is a professionally managed mutual fund, while the Russell 2500 Index is unmanaged and does not incur expenses, and cannot be purchased directly by investors. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

MassMutual Mid Cap Growth Equity Fund – Portfolio of Investments

June 30, 2000 (Unaudited)

	Number of Shares	Market Value

EQUITIES — 96.9%

Advertising — 3.2%
Lamar Advertising Co.*	28,500	$ 1,234,406
MyPoints.com, Inc.*	33,000	625,452
TMP Worldwide, Inc.*	18,100	1,336,006
Young & Rubicam, Inc.	39,600	2,264,625

		5,460,489

Aerospace & Defense — 1.0%
Bombardier, Inc. Cl. B	63,500	1,722,857

Air Transportation — 0.8%
Southwest Airlines Co.	74,300	1,407,056

Broadcasting, Publishing & Printing — 6.7%
Cablevision Systems Corp. Cl. A*	25,300	1,717,237
Citadel Communications Corp.*	44,800	1,565,200
Hispanic Broadcasting Corp.*	42,200	1,397,875
Liberty Digital, Inc. Cl. A*	34,800	1,044,000
Readers Digest Association Cl. A	50,700	2,015,325
TV Guide, Inc. Cl. A*	57,700	1,976,225
Univision Communications, Inc.*	15,600	1,614,600

		11,330,462

Commercial Services — 5.0%
Concord EFS, Inc.*	83,850	2,180,100
Dycom Industries, Inc.*	38,850	1,787,100
PerkinElmer, Inc.	30,100	1,990,362
Quanta Services, Inc.*	21,800	1,199,000
StorageNetworks, Inc.*	1,100	99,275
Time Warner Telecom, Inc. Cl. A*	18,200	1,171,625

		8,427,462

Communications — 14.0%
ADC Telecommunications, Inc.*	38,200	3,204,025
Andrew Corp.*	42,500	1,426,406
Ciena Corp.*	13,300	2,216,944
Crown Castle International Corp.*	56,000	2,044,000
Gilat Satellite Networks Ltd.*	16,000	1,110,000
GT Group Telecom, Inc. Cl. B*	21,900	346,294
IDT Corp.*	49,800	1,690,087
McleodUSA, Inc.*	108,700	2,248,731
Microcell Telecommunications, Inc.*	36,900	1,333,012

	Number of Shares	Market Value

Powerwave Technologies, Inc.*	33,800	$ 1,487,200
Scientific-Atlanta, Inc.	35,200	2,622,400
Titan Corp.*	50,600	2,264,350
Viasat, Inc.*	32,700	1,773,975

		23,767,424

Computer Programming Services — 3.8%
Macromedia, Inc.*	19,200	1,856,400
Mercury Interactive Corp.*	24,300	2,351,025
VeriSign, Inc.*	12,942	2,284,263

		6,491,688

Computer Related Services — 2.4%
Acxiom Corp.*	44,500	1,212,625
Genuity, Inc.*	68,800	629,953
Inktomi Corp.*	18,100	2,140,325

		3,982,903

Computers & Information — 1.6%
Jabil Circuit, Inc.*	56,400	2,798,850

Cosmetics & Personal Care — 1.2%
Estee Lauder Companies, Inc. Cl. A	39,700	1,962,669

Data Processing and Preparation — 1.7%
Fiserv, Inc.*	48,300	2,088,975
Homestore.com, Inc.*	25,700	750,119

		2,839,094

Electric Utilities — 1.2%
Calpine Corporation*	31,500	2,071,125

Electrical Equipment & Electronics — 15.8%
Alpha Industries*	24,000	1,057,500
Applied Micro Circuits Corp.*	16,800	1,659,000
ATMI, Inc.*	33,500	1,557,750
Bookham Technology PLC Sponsored*†	23,900	1,416,075
Flextronics International Ltd.*	28,500	1,957,594
Globespan, Inc.*	14,800	1,806,756
Integrated Device Technology, Inc.*	22,300	1,335,212
Lattice Semiconductor Corporation*	32,500	2,246,562
LSI Logic Corp.*	39,000	2,110,875
Novellus Systems, Inc.*	16,500	933,281
Qlogic Corp.*	22,900	1,512,831
RF Micro Devices, Inc.*	15,900	1,393,238

	Number of Shares	Market Value

SCI Systems, Inc.*	43,000	$ 1,685,063
SDL, Inc.*	12,500	3,564,844
Vitesse Semiconductor Corp.*	34,800	2,559,975

		26,796,556

Energy — 5.9%
BJ Services Co.*	20,900	1,306,250
Dynegy, Inc.	21,825	1,490,920
Global Marine, Inc.*	58,900	1,660,244
Nabors Industries, Inc.*	52,600	2,186,188
Noble Affiliates, Inc.	42,700	1,590,575
Triton Energy Ltd.*	8,900	349,881
Varco International, Inc.*	62,611	1,455,706

		10,039,764

Entertainment & Leisure — 3.0%
AT&T — Liberty Media Group*	87,800	2,129,150
Harley-Davidson, Inc.	39,600	1,524,600
Premier Parks, Inc.*	63,500	1,444,625

		5,098,375

Foods — 1.1%
Starbucks Corp.*	47,800	1,825,363

Healthcare — 3.1%
Health Management Associates Cl. A*	160,200	2,092,613
Human Genome Sciences, Inc.*	10,000	1,333,750
Lincare Holdings, Inc.*	73,300	1,805,013

		5,231,376

Internet Software — 2.0%
Exodus Communications, Inc.*	74,400	3,427,050

Lodging — 0.9%
MGM Grand, Inc.	48,000	1,542,000

Machinery & Components — 1.6%
Dover Corporation	34,100	1,383,181
Smith International, Inc.*	17,700	1,288,781

		2,671,962

Medical Supplies — 0.7%
Waters Corp.*	9,300	1,160,756

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Mid Cap Growth Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value

Pharmaceuticals — 6.5%
Biovail Corporation*	24,100	$ 1,336,044
Celgene Corp.*	23,900	1,407,113
Forest Laboratories, Inc. Cl. A*	23,900	2,413,900
Medimmune, Inc.*	27,200	2,012,800
Millennium Pharmaceuticals*	22,100	2,472,438
QLT, Inc.*	17,900	1,383,894

		11,026,189

Prepackaged Software — 4.2%
Art Technology Group, Inc.*	20,700	2,089,406
ISS Group, Inc.*	23,400	2,310,385
Rational Software Corp.*	28,700	2,667,306

		7,067,097

Retail — 2.7%
CVS Corporation	43,500	1,740,000
RadioShack Corporation	26,700	1,264,913
Tiffany & Co.	22,500	1,518,750

		4,523,663

Retail — Internet — 0.5%
Ticketmaster Online- CitySearch, Inc.*	50,800	809,625

Telephone Utilities — 6.3%
Flag Telecom Holdings Ltd.*	55,800	830,025
Mastec, Inc.*	38,400	1,466,400
NEXTLINK Communications, Inc.*	51,000	1,934,813
Tritel, Inc.*	54,000	1,603,125
VoiceStream Wireless Corporation*	21,463	2,496,080
Western Wireless Corporation Cl. A*	41,900	2,283,550

		10,613,993

TOTAL EQUITIES
(Cost $152,406,898)		164,095,848

	Principal Amount	Market Value

SHORT-TERM INVESTMENTS — 13.6%
Cash Equivalents — 9.9%
Bank of America Bank Note**
6.670%, 03/22/2001	$ 360,591	$ 360,591
Bank of Montreal Bank Note**
6.630%, 08/16/2000	600,985	600,985
Bank of Nova Scotia Eurodollar Time Deposit**
7.000%, 07/03/2000	721,182	721,182
Credit Agricole Bank Eurodollar Time Deposit**
6.750%, 07/06/2000	2,403,941	2,403,941
Credit Agricole Bank Eurodollar Time Deposit**
6.750%, 07/07/2000	360,591	360,591
Den Danske Bank Eurodollar Time Deposit**
6.810%, 07/05/2000	1,322,168	1,322,168
First Union Bank Note**
6.900%, 05/09/2001	360,591	360,591
Fleet National Bank Eurodollar Time Deposit**
7.260%, 10/31/2000	1,517,755	1,517,755
HypoVereinsbank Eurodollar Time Deposit**
6.750%, 07/05/2000	3,004,927	3,004,927
Merrimac Money Market Fund**
6.440%, 07/03/2000	3,774,188	3,774,188
Morgan Stanley Dean Witter & Co.**
6.890%, 07/17/2000	721,182	721,182
Morgan Stanley Dean Witter & Co.**
6.910%, 11/22/2000	240,394	240,394
Paribus Bank Eurodollar Time Deposit**
6.750%, 07/05/2000	1,442,365	1,442,365

		16,830,860

	Principal Amount	Market Value

Repurchase Agreement — 3.7%
Investors Bank & Trust Company Repurchase Agreement, dated 06/30/00, 6.03%, due 07/03/00 (a)	$6,326,910	$ 6,326,910

TOTAL SHORT-TERM INVESTMENTS (At Amortized Cost)		23,157,770

TOTAL INVESTMENTS — 110.5%
(Cost $175,564,668)***		187,253,618

Other Assets/ (Liabilities) —(10.5%)		(17,814,571)

NET ASSETS — 100.0%		$ 169,439,047

Notes to Portfolio of Investments
*	Non-income producing security.

**	Represents investment of security lending collateral. (Note 2).

***	Aggregate cost for Federal tax purposes. (Note 7).

†	American Depository Receipt

(a)
Maturity value of $6,330,090. Collateralized by U.S. Government Agency obligations with a rates of 7.830, maturity date of 02/01/2026, and aggregate market value, including accrued interest, of $6,643,356.

The accompanying notes are an integral part of the financial statements.

MassMutual Mid Cap Growth Equity Fund – Financial Statements

Statement of Assets and Liabilities

June 30, 2000 (Unaudited)
Assets:
Investments, at value (cost $152,406,898) (Note 2)	$164,095,848
Short-term investments, at amortized cost (Note 2)	23,157,770

Total Investments	187,253,618
Receivables from:
Investments sold	858,608
Interest and dividends	35,502
Foreign taxes withheld	290
Investment adviser (Note 3)	10,269

Total assets	188,158,287

Liabilities:
Payables for:
Investments purchased	1,753,585
Securities on loan (Note 2)	16,830,860
Directors’ fees and expenses (Note 3)	3,486
Affiliates (Note 3):
Investment management fees	95,478
Administration fees	18,433
Service fees	3,377
Accrued expenses and other liabilities	14,021

Total liabilities	18,719,240

Net assets	$169,439,047

Net assets consist of:
Paid-in capital	$138,299,606
Undistributed net investment loss	(316,178)
Accumulated net realized gain on investments	19,766,669
Net unrealized appreciation on investments	11,688,950

$169,439,047

Net assets:
Class A	$ 7,314,175

Class L	$ 15,600,809

Class Y	$ 46,088,662

Class S	$100,435,401

Shares outstanding:
Class A	501,126

Class L	1,065,399

Class Y	3,142,705

Class S	6,848,745

Net asset value, offering price and redemption price per share:
Class A	$ 14.60

Class L	$ 14.64

Class Y	$ 14.67

Class S	$ 14.66

The accompanying notes are an integral part of the financial statements.

MassMutual Mid Cap Growth Equity Fund – Financial Statements (Continued)

Statement of Operations

Six months ended June 30, 2000 (Unaudited)
Investment income: (Note 2)
Dividends (net of withholding tax of $435)	$ 52,193
Interest (including securities lending income of $8,062)	265,482

Total investment income	317,675

Expenses: (Note 2)
Investment management fees (Note 3)	512,655
Custody fees	26,639
Audit and legal fees	6,154
Directors’ fees (Note 3)	4,320

549,768
Administration fees (Note 3):
Class A	6,263
Class L	14,091
Class Y	34,962
Class S	38,867
Service fees (Note 3):
Class A	5,092

Total expenses	649,043
Expenses reimbursed (Note 3)	(15,190)

Net expenses	633,853

Net investment loss	(316,178)

Realized and unrealized gain (loss):
Net realized gain on investment transactions	14,859,776
Net change in unrealized appreciation (depreciation) on investments	(11,275,059)

Net realized and unrealized gain	3,584,717

Net increase in net assets resulting from operations	$ 3,268,539

The accompanying notes are an integral part of the financial statements.

MassMutual Mid Cap Growth Equity Fund – Financial Statements (Continued)

Statement of Changes in Net Assets

	Six months ended June 30, 2000 (Unaudited)	Period ended December 31, 1999*
Increase (Decrease) in Net Assets:
Operations:
Net investment loss	$ (316,178)	$ (126,566)
Net realized gain on investment transactions	14,859,776	5,033,459
Net change in unrealized appreciation (depreciation) on investments	(11,275,059)	22,964,009

Net increase in net assets resulting from operations	3,268,539	27,870,902

Net fund share transactions (Note 5):
Class A	6,428,698	517,978
Class L	10,770,711	3,464,583
Class Y	2,627,914	30,694,288
Class S	38,788,023	45,007,411

Increase in net assets from net fund share transactions	58,615,346	79,684,260

Total increase in net assets	61,883,885	107,555,162

Net assets:
Beginning of period	107,555,162	-

End of period (including undistributed net investment loss of $316,178) and $0, respectively)	$169,439,047	$107,555,162

* For the period from May 3, 1999 (commencement of operations) through December 31, 1999.

The accompanying notes are an integral part of the financial statements.

MassMutual Mid Cap Growth Equity Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A				Class L
	Six months ended 6/30/2000 (Unaudited)		Period ended 12/31/99†		Six months ended 6/30/2000 (Unaudited)		Period ended 12/31/99†
Net asset value, beginning of period	$ 13.90		$ 10.00		$ 13.93		$ 10.00

Income (Loss) from investment operations:
Net investment loss	(0.06	)***	(0.07	)***	(0.04	)***	(0.05	)***
Net realized and unrealized gain (loss) on investments	0.76		3.97		0.75		3.98

Total income (loss) from investment operations	0.70		3.90		0.71		3.93

Net asset value, end of period	$ 14.60		$ 13.90		$ 14.64		$ 13.93

Total Return@	5.04%	**	39.00%	**	5.10%	**	39.30%	**

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$ 7,314		$ 682		$ 15,601		$ 4,642
Ratio of expenses to average daily net assets
Before expense waiver	1.31%	*	1.36%	*	1.06%	*	1.12%	*
After expense waiver #	1.28%	*	N/A		1.03%	*	N/A
Net investment loss to average daily net assets	(0.84)%	*	(0.86)%	*	(0.59)%	*	(0.63)%	*
Portfolio turnover rate	88%	**	127%	**	88%	**	127%	**

	Class Y				Class S
	Six months ended 6/30/2000 (Unaudited)		Period ended 12/31/99†		Six months ended 6/30/2000 (Unaudited)		Period ended 12/31/99†
Net asset value, beginning of period	$ 13.94		$ 10.00		$ 13.94		$ 10.00

Income (Loss) from investment operations:
Net investment loss	(0.03	)***	(0.04)		(0.03	)***	(0.02	)***
Net realized and unrealized gain (loss) on investments	0.76		3.98		0.75		3.96

Total income (loss) from investment operations	0.73		3.94		0.72		3.94

Net asset value, end of period	$ 14.67		$ 13.94		$ 14.66		$ 13.94

Total Return@	5.24%	**	39.40%	**	5.16%	**	39.40%	**

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$46,089		$41,952		$100,435		$60,279
Ratio of expenses to average daily net assets
Before expense waiver	0.91%	*	0.98%	*	0.84%	*	0.89%	*
After expense waiver #	0.89%	*	N/A		0.82%	*	N/A
Net investment loss to average daily net assets	(0.46)%	*	(0.48)%	*	(0.38)%	*	(0.32)%	*
Portfolio turnover rate	88%	**	127%	**	88%	**	127%	**

*	Annualized
**	Percentage represents results for the period and are not annualized.
***	Per share amount calculated on the average shares method.
†	For the period from May 3, 1999 (commencement of operations) through December 31, 1999.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the period May 1, 2000 through June 30, 2000.
@
Employee retirement benefits plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Mid Cap Growth Equity II Fund – Portfolio Manager Report

What are the investment objectives and policies for the MassMutual Mid Cap Growth Equity II Fund?

The objective and policies of the Fund are to:
•	achieve growth of capital over the long term
•	invest primarily in a diversified portfolio of equity securities of mid-sized companies (companies with market capitalization, at the time of purchase, of $500 million to $5 billion)
•	utilize a growth-oriented strategy in making investment decisions
•	utilize fundamental analysis to identify companies which

—are of high investment quality or possess a unique product, market position or operating characteristics
—offer above-average levels of profitability with superior growth potential

How did the Fund perform during the first half of 2000?

This Fund was converted from retail to sub-advised status as of June 1, 2000. From that inception date through June 30, 2000, the Fund’s Class S shares returned 3.40%, bettering the 1.47% return of the Standard & Poor’s Mid Cap 400 Index, a market capitalization-weighted, unmanaged index of 400 medium-capitalization common stocks.

What was the investment environment during the period?

June was a positive month for mid cap stocks and growth stocks in general. To understand what happened in June, it would be helpful to know what occurred during the preceding five months. In January and February, we saw a continuation of the year-end rally in New Economy stocks. However, the rally grew narrower, as most sectors outside of the favored few—technology, medias, the telecommunications segment of utilities, and the biotechnology component of health care—went sideways or lower. Internet fever was rampant, and many stocks with little or no earnings were bid up to unsustainable levels.

At the same time, the Federal Reserve Board continued to raise short-term interest rates in response to strong economic growth, tight labor markets, higher raw materials prices, and an excessively speculative stock market. The Fed hiked both the federal funds rate and the discount rate in February, March, and May, for a total increase of 1.00%. Rising interest rates normally have the most adverse effect on stocks with the highest valuations. This fact, together with the extreme price levels already reached by many stocks, set the stage for a substantial correction. From March 10 through May 23, the technology-heavy NASDAQ Composite Index plunged 37.3%. During this decline investors rotated their money from growth stocks to value shares, which accounted for the fact that the Dow Jones Industrial Average was able to gain 5.0% while the NASDAQ was retreating.

Following the Fed’s latest rate increase on May 16, investors began to entertain the possibility that the Fed’s tightening cycle might be close to an end. Furthermore, June’s data on consumer spending hinted at the beginning of a slowdown in the economy. These developments prompted a rotation out of value and back into growth based on the premise that growth stocks would hold up better in a slow-growth environment. This time, however, investors favored quality growth stocks with solid earnings prospects, as reflected in June’s 31.14% gain in the Philadelphia Semiconductor Index, a proxy for high-quality technology stocks. On the other hand, the Morgan Stanley Internet Index, a proxy for the more speculative segment of technology, gained 16.49% during June.

What sectors and stocks contributed most to the Fund’s returns?

Stock selection in the robust technology sector aided performance, although a substantial underweighting in technology relative to our benchmark hampered the Fund’s returns. Biotechnology stocks were another area of strength, buoyed by excitement about the successful mapping of the human genome, which is expected to lead to a whole new generation of more effective drugs. The insurance segment of financial services, which we liked for its healthy profit margins and positive demographic trends, also did well.

On the negative side, the Fund’s returns were hurt by several stocks in the consumer nondurables sector that declined in response to concerns about a slowdown in retail sales.

MassMutual Mid Cap Growth Equity II Fund – Portfolio Manager Report (Continued)

AmeriSource Health, a wholesaler of pharmaceuticals and related products, was one of the Fund’s best performers. Investors liked the company’s business model, which involves shipping products directly to hospitals, managed care facilities, and the like and reflects the widespread interest in finding ways to contain health care costs. Sepracor, a biotechnology firm, advanced because of the company’s continued success in its niche of modifying conventional, widely used drugs to minimize or eliminate their side effects. Another strong performer was Peregrine Systems, a software company whose specialty is applications that automate and insure the compatibility of complex corporate networks.

Circuit City was one holding that underperformed following a recent earnings warning. The company experienced higher-than-expected costs of refurbishing some of its larger stores and expressed concern about slowing retail sales. Although we reduced the Fund’s position in the stock, we did not liquidate it entirely because the company is a “category killer”—meaning it has a unique business model and proven ability to execute its strategy that we believe confer special advantages on the stock. SCI Systems was another disappointment. The company, which manufactures electronic components for a variety of applications, was hurt by the current slowdown in personal computer sales. However, we felt that investors failed to consider other, high-growth industries served by the company, such as the cellular telephone market. Consequently, we maintained the position.

What is your outlook?

We feel that it is an opportune time to invest in mid-cap stocks. Historically, mid-caps have outperformed large-cap shares, yet we witnessed a reversal of that trend from 1995 to 1999. The concept of reversion to the mean—that is, a return to normal, long-term historical relationships—suggests that mid-caps should regain their performance advantage over large-caps at some point, and the recent performance of the two groups suggests that such a reversion may be happening already. Furthermore, valuations of mid-cap stocks, as a group, are lower than those of both small-cap and large-cap stocks. Finally, we would like to remind investors that the Fund’s sub-adviser, T. Rowe Price Associates, has unparalleled expertise with growing companies that derives from its extensive venture capital relationships with firms of all sizes. These relationships often provide information and insights to which managers at other companies do not normally have access. We are confident that this expertise will enable us to add considerable value as we continue to search for mid-cap stocks with excellent growth potential.

MassMutual Mid Cap Growth Equity II Fund
Largest Stock Holdings (6/30/00)

Government Reserve Investment
Analog Devices, Inc.
Western Wireless Corporation Cl. A
Waters Corp.
AmeriSource Health Corp. Cl. A
Devon Energy Corporation
Sepracor, Inc.
VoiceStream Wireless Corporation
Xilinx, Inc.
Robert Half International, Inc.

MassMutual Mid Cap Growth Equity II Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Mid Cap Growth Equity II Fund Class S, Class A, Class Y, Class L and the Standard & Poor’s 400 Composite Index

MassMutual Mid Cap Growth Equity II Fund Total Return
Since Inception 6/1/00 - 6/30/00

Class S	3.40%
Class A	3.40%
Class Y	3.40%
Class L	3.40%

Standard & Poor’s 400 Composite Index	1.47%

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

Past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Investors should note that the Fund is a professionally managed mutual fund, while the Standard & Poor’s 400 Composite Index is unmanaged and does not incur expenses, and cannot be purchased directly by investors. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

MassMutual Mid Cap Growth Equity II Fund – Portfolio of Investments

June 30, 2000 (Unaudited)

	Number of Shares	Market Value

EQUITIES — 92.4%

Advertising — 2.5%
Catalina Marketing Corporation*	17,000	$ 1,734,000
Doubleclick, Inc.*	26,500	1,010,312
Lamar Advertising Co.*	14,900	645,356
TMP Worldwide, Inc.*	13,000	959,562

		4,349,230

Apparel, Textiles & Shoes — 0.6%
Jones Apparel Group, Inc.*	43,300	1,017,550

Banking, Savings & Loans — 2.0%
Capital One Financial Corp.	29,500	1,316,437
Heller Financial, Inc.	72,200	1,480,100
North Fork Bancorporation	47,000	710,875

		3,507,412

Broadcasting, Publishing & Printing — 1.6%
Charter Communications, Inc. Cl. A*	42,700	701,881
Rogers Communications, Inc. Cl. B	36,100	1,028,850
Univision Communications, Inc.*	9,600	993,600

		2,724,331

Building Materials & Construction — 0.6%
Martin Marietta Materials, Inc.	23,600	954,325

Commercial Services — 8.1%
Affymetrix, Inc.*	5,800	957,725
Concord EFS, Inc.*	86,000	2,236,000
Hertz Corp. Cl. A	40,000	1,122,500
Incyte Pharmaceuticals, Inc.*	8,200	673,937
Manpower, Inc.	50,000	1,600,000
Republic Services, Inc.*	131,100	2,097,600
Robert Half International, Inc.*	86,200	2,456,700
StorageNetworks, Inc.*	500	45,125
United Rentals, Inc.*	49,000	839,125
Viad Corp.	67,800	1,847,550

		13,876,262

Communications — 1.8%
Allegiance Telecom, Inc.*	8,500	544,000
Crown Castle International Corp.*	42,000	1,533,000
Efficient Networks, Inc.*	5,000	367,812
McleodUSA, Inc.*	32,400	670,275

		3,115,087

	Number of Shares	Market Value

Computer Integrated Systems Design — 0.1%
eLoyalty Corporation*	14,300	$ 182,325

Computer Programming Services — 1.4%
Ciber, Inc.*	64,800	858,600
Macromedia, Inc.*	8,800	850,850
Mercury Interactive Corp.*	7,400	715,950

		2,425,400

Computer Related Services — 0.6%
CNET Networks, Inc.*	29,500	724,594
Espeed, Inc. Cl. A*	4,300	186,781
XPedior, Inc.*	12,600	174,037

		1,085,412

Computer Software & Processing — 1.1%
Tech Data Corp.*	44,200	1,925,462

Computers & Information — 0.5%
Jabil Circuit, Inc.*	17,700	878,362

Data Processing and Preparation — 2.8%
Affiliated Computer Services, Inc. Cl. A*	50,100	1,656,431
The BISYS Group, Inc.*	7,400	455,100
Ceridian Corp.*	56,000	1,347,500
CyberSources Corp.*	1,000	13,812
Fiserv, Inc.*	10,700	462,775
Homestore.com, Inc.*	32,500	948,594

		4,884,212

Electrical Equipment & Electronics — 11.1%
Analog Devices, Inc.*	44,900	3,412,400
CTS Corp.	4,600	207,000
Flextronics International Ltd.*	15,500	1,064,656
Kla-Tencor Corp.*	23,600	1,382,075
Lattice Semiconductor Corporation*	23,600	1,631,350
Maxim Integrated Products*	30,200	2,051,712
Molex, Inc. Cl. A	28,750	1,006,250
PMC-Sierra, Inc.*	11,100	1,972,331
Sanmina Corp.*	17,100	1,462,050
SCI Systems, Inc.*	35,600	1,395,075
Teleflex, Incorporated	28,700	1,063,694
Xilinx, Inc.*	30,200	2,493,387

		19,141,980

	Number of Shares	Market Value

Energy — 5.2%
BJ Services Co.*	28,200	$ 1,762,500
Devon Energy Corporation	46,400	2,607,100
Diamond Offshore Drilling, Inc.	30,000	1,053,750
Ocean Energy, Inc.*	114,900	1,630,144
Tidewater, Inc.	50,200	1,807,200

		8,860,694

Entertainment & Leisure — 0.6%
Premier Parks, Inc.*	47,900	1,089,725

Financial Services — 5.2%
E*trade Group, Inc.*	61,200	1,009,800
Federated Investors, Inc. Cl. B	67,800	2,377,237
NextCard, Inc.*	13,300	113,050
Pinnacle Holdings, Inc.*	25,800	1,393,200
Waddell & Reed Financial, Inc. Cl. A	66,500	2,182,031
Waddell & Reed Financial, Inc. Cl. B	61,400	1,784,437

		8,859,755

Healthcare — 1.9%
Lincare Holdings, Inc.*	58,900	1,450,412
Wellpoint Health Networks*	25,100	1,818,181

		3,268,593

Information Retrieval Services — 1.9%
Internet Capital Group, Inc.*	29,500	1,091,960
Nova Corp./Georgia*	76,000	2,123,250

		3,215,210

Insurance — 3.0%
ACE Ltd.	50,000	1,400,000
MGIC Investment Corp.	27,200	1,237,600
Protective Life Corp.	35,300	939,863
Radian Group, Inc.	29,000	1,500,750

		5,078,213

Internet Software — 0.2%
Covad Communications Group, Inc.*	17,100	275,738

Machinery & Components — 1.6%
Danaher Corporation	23,600	1,166,725
Smith International, Inc.*	21,200	1,543,625

		2,710,350

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Mid Cap Growth Equity II Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value

Manufacturing — 1.5%
Millipore Corp.	11,700	$ 881,888
Pentair, Inc.	50,100	1,778,550

		2,660,438

Manufacturing — Diversified — 0.4%
ITT Industries, Inc.	25,000	759,375

Medical Supplies — 2.4%
Sybron International Corporation*	75,100	1,487,919
Waters Corp.*	21,500	2,683,469

		4,171,388

Metals & Mining — 0.3%
Allegheny Technologies, Inc.	30,000	540,000

Pharmaceuticals — 11.5%
Abgenix, Inc.*	5,900	707,170
Alza Corp.*	3,100	183,288
AmeriSource Health Corp. Cl. A*	86,200	2,672,200
Gilead Sciences, Inc.*	31,100	2,211,988
Idec Pharmaceuticals Corp.*	11,800	1,384,288
Medimmune, Inc.*	32,300	2,390,200
Omnicare, Inc.	129,000	1,169,063
QLT, Inc.*	15,500	1,198,344
Sepracor, Inc.*	21,400	2,581,375
Shire Pharmaceuticals Group PLC Sponsored*†	40,000	2,075,000
Teva Pharmaceutical Sponsored†	44,200	2,450,338
Watson Pharmaceutical, Inc.*	14,600	784,750

		19,808,004

Prepackaged Software — 8.1%
Cambridge Technology Partners, Inc.*	29,500	257,205
Commerce One, Inc.*	11,700	531,070
Digex, Inc.*	13,300	903,569
Electronic Arts, Inc.*	20,000	1,458,750
Informatica Corp.*	13,300	1,089,769
Intuit, Inc.*	50,700	2,097,713
ISS Group, Inc.*	11,100	1,095,952
Keane, Inc.*	56,700	1,226,138
NETIQ Corp.*	14,800	882,450
Peregrine Systems, Inc.*	44,200	1,533,188
Sungard Data Systems, Inc.*	40,500	1,255,500
USinternetworking, Inc.*	33,800	690,788
Vitria Technology, Inc.*	15,500	947,438

		13,969,530

	Number of Shares	Market Value

Restaurants — 0.8%
Outback Steakhouse, Inc.*	50,000	$ 1,462,500

Retail — 6.1%
BJ’s Wholesale Club, Inc.*	50,000	1,650,000
Borders Group, Inc.*	34,500	536,906
Circuit City Stores	64,600	2,143,913
Cons Stores Corp.*	57,500	690,000
Family Dollar Stores, Inc.	92,100	1,801,706
MSC Industrial Direct Co. Cl. A*	37,600	787,250
O’Reilly Automotive, Inc.*	56,000	777,000
Shopko Stores, Inc.*	28,700	441,263
TJX Companies, Inc.	85,400	1,601,250

		10,429,288

Retail – Grocery — 0.8%
HomeGrocer.com, Inc.*	40,000	241,252
Whole Foods Market, Inc.*	25,500	1,053,469

		1,294,721

Retail – Internet — 0.5%
Priceline.com, Inc.*	23,600	896,432

Telephone Utilities — 4.1%
AT & T Canada, Inc.*	25,100	833,006
Rythms Netconnections, Inc.*	30,000	376,875
VoiceStream Wireless Corporation*	21,500	2,500,383
Western Wireless Corporation Cl. A*	61,600	3,357,200

		7,067,464

Transportation — 1.5%
C.H. Robinson Worldwide, Inc.	12,300	608,850
Expeditors International of Washington, Inc.	11,800	560,500
Galileo International, Inc.	57,500	1,200,313
Royal Caribbean Cruises Ltd.	8,200	151,700

		2,521,363

TOTAL EQUITIES (Cost $153,433,999)		159,006,131

	Number of Shares	Market Value

MUTUAL FUNDS — 2.4%

Financial Services — 2.4%
Reserve Government Portfolio	4,150,000	$ 4,150,000

TOTAL MUTUAL FUNDS (Cost $4,150,000)		4,150,000

	Principal Amount

SHORT-TERM INVESTMENTS — 5.1%
	Repurchase Agreement
Investors Bank & Trust Company Repurchase Agreement, dated 06/30/00, 6.03%, due 07/03/00 (a)	$8,672,207	8,672,207

	TOTAL SHORT-TERM INVESTMENTS
	(At Amortized Cost)	8,672,207

	TOTAL INVESTMENTS — 99.9%
	(Cost $166,256,206)**	171,828,338

	Other Assets/ (Liabilities) — 0.1%	196,568

	NET ASSETS — 100.0%	$ 172,024,906

Notes to Portfolio of Investments
*	Non-income producing security.

**	Aggregate cost for Federal tax purposes. (Note 7).

†	American Depository Receipt

(a)
Maturity value of $8,676, 565. Collateralized by U.S. Government Agency obligation with a rate of 7.552%, maturity date of 10/01/2026, and aggregate market value, including accrued interest, of $9,106,013.

The accompanying notes are an integral part of the financial statements.

MassMutual Mid Cap Growth Equity II Fund – Financial Statements

Statement of Assets and Liabilities

June 30, 2000 (Unaudited)
Assets:
Investments, at value (cost $157,584,000) (Note 2)	$163,156,131
Short-term investments, at amortized cost (Note 2)	8,672,207

Total Investments	171,828,338
Cash	412,727
Receivables from:
Investments sold	470,930
Interest and dividends	46,764

Total assets	172,758,759

Liabilities:
Payables for:
Investments purchased	587,723
Directors’ fees and expenses (Note 3)	754
Affiliates (Note 3):
Investment management fees	104,552
Administration fees	32,019
Service fees	22
Accrued expenses and other liabilities	8,783

Total liabilities	733,853

Net assets	$172,024,906

Net assets consist of:
Paid-in capital	$167,000,387
Undistributed net investment loss	(43,421)
Accumulated net realized loss on investments	(504,191)
Net unrealized appreciation on investments	5,572,131

$172,024,906

Net assets:
Class A	$ 104,389

Class L	$104,440,238

Class Y	$ 104,424

Class S	$ 67,375,855

Shares outstanding:
Class A	10,100

Class L	10,102,782

Class Y	10,100

Class S	6,516,180

Net asset value, offering price and redemption price per share:
Class A	$ 10.34

Class L	$ 10.34

Class Y	$ 10.34

Class S	$ 10.34

The accompanying notes are an integral part of the financial statements.

MassMutual Mid Cap Growth Equity II Fund – Financial Statements (Continued)

Statement of Operations

Period ended June 30, 2000* (Unaudited)
Investment income: (Note 2)
Dividends	$ 39,663
Interest	63,046

Total investment income	102,709

Expenses: (Note 2)
Investment management fees (Note 3)	104,552
Custody fees	7,206
Audit and legal fees	1,577
Directors’ fees (Note 3)	754

114,089
Administration fees (Note 3):
Class A	28
Class L	27,337
Class Y	15
Class S	4,639
Service fees (Note 3):
Class A	22

Total expenses	146,130

Net investment loss	(43,421)

Realized and unrealized gain (loss):
Net realized loss on investment transactions	(504,191)
Net change in unrealized appreciation (depreciation) on investments	5,572,131

Net realized and unrealized gain	5,067,940

Net increase in net assets resulting from operations	$5,024,519

* For the period from June 1, 2000 (commencement of operations) through June 30, 2000.

The accompanying notes are an integral part of the financial statements.

MassMutual Mid Cap Growth Equity II Fund – Financial Statements (Continued)

Statements of Changes in Net Assets

Period ended June 30, 2000* (Unaudited)
Increase (Decrease) in Net Assets:
Operations:
Net investment loss	$ (43,421)
Net realized gain on investment transactions	(504,191)
Net change in unrealized appreciation (depreciation) on investments	5,572,131

Net increase in net assets resulting from operations	5,024,519

Net fund share transactions (Note 5):
Class A	101,000
Class L	101,392,477
Class Y	101,000
Class S	65,405,910

Increase in net assets from net fund share transactions	167,000,387

Total increase in net assets	172,024,906

Net assets:
Beginning of period	-

End of period (including undistributed net investment loss of $43,421)	$172,024,906

* For the period from June 1, 2000 (commencement of operations) through June 30, 2000.

The accompanying notes are an integral part of the financial statements.

MassMutual Mid Cap Growth Equity II Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout the period)

	Class A		Class L		Class Y		Class S
	Period ended 6/30/00† (Unaudited)		Period ended 6/30/00† (Unaudited)		Period ended 6/30/00† (Unaudited)		Period ended 6/30/00† (Unaudited)
Net asset value, beginning of period	$ 10.00		$ 10.00		$ 10.00		$ 10.00

Income (Loss) from investment operations:
Net investment loss	(0.01)		(0.00	)***	(0.00	)***	(0.00	)***
Net realized and unrealized gain (loss) on investments	0.35		0.34		0.34		0.34

Total income (loss) from investment operations	0.34		0.34		0.34		0.34

Net asset value, end of period	$ 10.34		$ 10.34		$ 10.34		$ 10.34

Total Return@	3.40%	**	3.40%	**	3.40%	**	3.40%	**

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$ 104		$104,440		$ 104		$67,376
Net expenses to average daily net assets	1.39%	*	1.14%	*	0.99%	*	0.90%	*
Net investment loss to average daily net assets	(0.67)%	*	(0.41)%	*	(0.26)%	*	(0.17)%	*
Portfolio turnover rate	18%	**	18%	**	18%	**	18%	**

*	Annualized
**	Percentage represents results for the period and are not annualized.
***	Net investment loss is less than $0.01 per share.
†	For the period from June 1, 2000 (commencement of operations) through June 30, 2000.
@
Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Small Cap Growth Equity Fund – Portfolio Manager Report

Note to shareholders:

The MassMutual Small Cap Growth Equity Fund is managed by two sub-advisers: J.P. Morgan Investment Management and Waddell & Reed Investment Management Company.

What are the investment objectives and policies for the MassMutual Small Cap Growth Equity Fund?

The objective and policies of the Fund are to:

•	achieve long-term capital appreciation

•	invest primarily in a diversified portfolio of equity securities of smaller companies (companies whose market capitalizations are included in the Lipper, Inc. Small Cap Category)

•	utilize a growth-oriented strategy in making investment decisions

•	utilize fundamental analysis to identify companies which

—	are of high investment quality or possess a unique product, market position or operating characteristics

—offer above-average levels of profitability or superior growth potential

How did the Fund perform during the first half of 2000?

Performance was strong, especially in view of the extreme volatility during the period. For the six months ended June 30, 2000, the Fund’s Class S shares returned 6.22%, which beat the 3.06% return recorded by the Russell 2000 Index, an unmanaged index of 2000 medium-capitalization and small-capitalization common stocks.

What was the investment environment during the period?

Most of the Fund’s gains came in the first quarter of 2000, which saw continued strength in the New Economy sectors of telecommunications, media, and technology. Investment in these popular, high-growth areas became quite speculative, as values were stretched to levels that discounted unrealistically favorable earnings scenarios for many companies far into the future. Mergers and acquisitions, always an important factor with small-cap stocks, reached a fever pitch. At the same time, initial public offering activity was strong, resulting in a greater supply of shares in which to invest. Moreover, the Federal Reserve Board continued to raise interest rates, implementing hikes in February, March, and May. Since rising rates typically have the most negative impact on the stocks with the highest valuations, and valuations had reached excessively high levels, the ingredients were in place for a sharp correction in share prices, which is what happened.

From March 10 through May 23, the technology-laden NASDAQ Composite Index plunged 37.3%, a pullback of bear market proportions. Meanwhile, the Russell 2000 Index gave back 23.8%. However, the Standard & Poor’s 500 Index lost only 1.5%, while the Dow Jones Industrial Average gained 5.0% over the same period, as investors shifted money to Old Economy stocks instead of pulling it out of the market entirely. Near the end of May, after the Fed’s final rate hike of the period, investors began to entertain the possibility that rates had reached a plateau. With market players less concerned about further rate increases, New Economy shares began to rally, although some defensive sectors of the market perked up too. The Fed’s decision to leave rates unchanged in June added to the improving sentiment, and the NASDAQ ended the period just shy of the 4000 mark, representing a recovery of about half of its losses from earlier in the year.

Which stocks were most helpful to performance?

Biotechnology holding Incyte was a key contributor, benefiting from investors’ exceptionally keen interest in that segment of the market. Human Genome Sciences, the holder of licenses on a number of promising drugs in late-stage trials, was another strong biotech holding. Vertex Pharmaceuticals, a company that focuses on drugs for viral diseases, benefited from establishing agreements with larger drug companies to further its research. Rounding out the health care sector, Lunar and Shared Medical both were acquired during the period, which boosted their share prices.

In technology, Rambus was one of the stocks that added most to the Fund’s returns. The stock, which more than quintupled during the period, reflected investors’ enthusiasm about the company’s technology for speeding up computer memory. E-tech Dynamics, a manufacturer of fiber-optics components and modules, was lifted when the company was acquired by JDS Uniphase, while Split Rock, a broadband provider, was helped in similar fashion when the company was bought by McLeodUSA.

Which holdings were disappointing?

A number of stocks that had been strong performers in the past were disappointing this time around. Liberate Technology was one example. The company, a provider of a software platform for delivering Internet-enhanced content and applications to smart phones, personal digital assistants, game consoles, and other information appliances, was simply the victim of overly optimistic expectations earlier in the year. The same can be said of Mediaplex, which helps other companies plan, execute, and monitor ad campaigns on the Web. Citrix Systems, a maker of software for server-based computer systems, ran into problems in transitioning from selling at the department level to selling at the enterprise level. Finally, Stewart Enterprises, a funeral business operator, suffered from aggressive discounting by competitors and a slowdown in the death rate.

What is your outlook?

At present, there are a number of cross-currents affecting the small cap market. Merger and acquisition activity was strong as we closed out the period, as was the flow of money into small cap equity funds. However, investors appear to be more selective than they were before the spring correction. Stock selection has become more important, and we feel that we can continue to add value in an environment where market participants are more focused on earnings and other fundamental considerations. Careful selection of New Economy stocks will become even more important if we get a slowdown in the economy because slower economic growth would make it more difficult for companies of all kinds to sustain rapid earnings growth. Finally, we must remember that there is more to the market than New Economy stocks. If a slowdown does occur, investors may take a closer look at many Old Economy sectors that have been neglected for the past several years. Stock selection will be important in those sectors too.

MassMutual Small Cap Growth Equity Fund
Largest Stock Holdings (6/30/00)

Advance Fibre Communications, Inc.
Dendrite International, Inc.
Visx, Inc.
Emmis Communications Corp.
Acxiom Corp.
Human Genome Sciences, Inc.
Cerner Corporation
Tekelec
Primark Corporation
Getty Images, Inc.

MassMutual Small Cap Growth Equity Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Small Cap Growth Equity Fund Class S, Class A, Class Y, Class L and the Russell 2000 Index

MassMutual Small Cap Growth Equity Fund Total Return
	Year-To-Date 1/1/00-6/30/00	One Year 7/1/99-6/30/00	Since Inception Average Annual 5/3/99-6/30/00

Class S	6.22%	56.38%	58.46%
Class A	5.92%	55.46%	57.67%
Class Y	6.17%	56.11%	58.23%
Class L	6.11%	55.86%	58.02%

Russell 2000 Index	3.06%	14.35%	17.97%

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

Past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Investors should note that the Fund is a professionally managed mutual fund, while the Russell 2000 Index is unmanaged and does not incur expenses, and cannot be purchased directly by investors. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

MassMutual Small Cap Growth Equity Fund – Portfolio of Investments

June 30, 2000 (Unaudited)

	Number of Shares	Market Value

EQUITIES — 85.3%

Advertising — 1.7%
Catalina Marketing Corporation*	11,175	$ 1,139,850
Getty Images, Inc.*	73,000	2,705,562

		3,845,412

Air Transportation — 0.7%
Midwest Express Holdings*	75,600	1,625,400

Apparel, Textiles & Shoes — 0.3%
Pacific Sunwear Of California*	10,800	202,500
Skechers U.S.A., Inc., Cl. A*	7,500	118,594
Vans, Inc.*	15,350	224,494

		545,588

Banking, Savings & Loans — 1.0%
Bank United Corp. Cl. A	26,625	936,867
City National Corp.	7,625	264,969
Financial Federal Corp.*	11,325	196,772
Heller Financial, Inc.	23,100	473,550
National Commerce Bancorp	9,400	150,987
Pacific Century Financial Corporation	12,000	175,500

		2,198,645

Beverages — 0.3%
The Robert Mondavi Corporation *	22,800	699,675

Broadcasting, Publishing & Printing — 2.1%
Emmis Communications Corp.*	72,900	3,016,237
Entercom Communications Corp.*	16,550	806,812
Insight Communications Company, Inc.*	20,850	325,781
Spanish Broadcasting System, Inc. Cl. A*	31,300	643,606

		4,792,436

Building Materials & Construction — 0.2%
Akorn, Inc.*	30,100	238,919
Cabot Microelectronics Corp.*	4,800	219,600

		458,519

	Number of Shares	Market Value

Chemicals — 1.8%
Albemarle Corp.	24,250	$ 478,937
General Chemical Group, Inc.*	12,300	8,456
Geon Company	30,350	561,475
Georgia Gulf Corp.	28,100	584,831
Minerals Technologies, Inc.	15,300	703,800
OM Group, Inc.	12,900	567,600
Solutia, Inc.	8,900	122,375
Wellman, Inc.	62,700	1,014,956

		4,042,430

Commercial Services — 6.7%
Affymetrix, Inc.*	6,550	1,081,569
Diamond Technology Partners, Inc.*	14,925	1,313,400
Diversa Corporation*	5,350	177,219
Dycom Industries, Inc.*	13,437	618,102
Exelixis, Inc.*	7,800	260,325
Gene Logic, Inc.*	45,400	1,620,212
iBEAM Broadcasting Corp.*	26,400	475,200
ITT Educational Services, Inc.*	116,300	2,042,519
Maximus, Inc.*	54,200	1,199,175
MemberWorks, Incorporated*	46,700	1,570,287
Millennium Pharmaceuticals*	13,000	1,454,375
Netratings, Inc.*	17,075	437,547
Neurocrine Biosciences, Inc.*	12,300	437,419
Orchid BioSciences, Inc.*	21,975	834,364
Stewart Enterprises, Inc. Cl. A	6,200	21,894
StorageNetworks, Inc.*	2,175	196,294
Universal Compression Holdings, Inc.*	5,050	169,175
Valassis Communications, Inc.*	16,100	613,812
Wireless Facilities, Inc.*	10,100	514,469

		15,037,357

Communications — 9.1%
Accelerated Networks, Inc.*	1,475	62,227
Advanced Fibre Communications, Inc.*	92,550	4,193,672
Allegiance Telecom, Inc.*	18,225	1,166,400
CapRock Communications Corp.*	41,900	817,050
Ditech Communications Corp.*	3,800	359,337
Exfo Electro Optical Engineering, Inc.*	1,075	47,166
Glenayre Technologies, Inc.*	152,600	1,611,837

	Number of Shares	Market Value

LifeMinders, Inc.*	5,850	$ 172,941
Metawave Communications Corp.*	7,375	196,820
MGC Communications, Inc.*	9,600	575,400
Motient Corp.*	24,350	381,991
NBC Internet, Inc. Cl. A*	30,900	386,250
Net2Phone, Inc.*	12,900	460,369
Netro Corp.*	11,850	679,894
Oni Systems Corp.*	2,400	281,287
Polycom, Inc.*	23,900	2,248,842
Sawtek, Inc.*	24,400	1,404,525
SBA Communications Corp.*	5,800	301,237
Tekelec*	59,900	2,886,431
Titan Corp.*	6,900	308,775
Turnstone Systems, Inc.*	7,850	1,300,524
Ulticom, Inc.*	2,600	62,441
US Wireless Corporation*	1,200	25,650
Williams Communications Group*	8,425	279,605
Winstar Communications, Inc.*	3,750	127,031

		20,337,702

Computer and Data Processing Services — 0.0%
LendingTree, Inc.*	2,100	15,750

Computer Integrated Systems Design — 2.1%
Aether Systems, Inc.*	1,700	348,500
Clarent Corp.*	13,600	972,400
Digital Insight Corp.*	51,300	1,744,200
Nuance Communications*	1,350	112,472
Optimal Robotics Corp.*	5,100	195,712
Software.com, Inc.*	8,900	1,155,887
Websense, Inc.*	5,950	149,494

		4,678,665

Computer Programming Services — 1.7%
DSET Corp.*	14,900	452,587
Mercury Interactive Corp.*	18,100	1,751,175
Metasolv Software, Inc.*	3,400	149,600
Netegrity, Inc.*	19,625	1,478,008

		3,831,370

Computer Related Services — 3.7%
Acxiom Corp.*	108,900	2,967,525
CheckFree Holdings Corporation*	48,550	2,503,359
Corillian Corp.*	17,725	294,678
Digitas, Inc.*	11,950	194,934
Espeed, Inc. Cl. A*	24,200	1,051,187

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Small Cap Growth Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value

Fastnet Corporation*	9,600	$ 36,000
Healthgate Data Corp.*	15,400	25,025
Keynote Systems, Inc.*	16,900	1,192,506

		8,265,214

Computer Software & Processing — 1.9%
Allscripts, Inc.*	87,275	2,007,325
Certicom Corp.	20,700	1,417,627
Pinnacle Systems, Inc.*	33,900	762,221

		4,187,173

Computers & Information — 1.4%
C-Cube Microsystems, Inc.*	41,200	808,550
Cirrus Logic, Inc.*	18,200	291,200
M-Systems Flash Disk Pioneers*	13,225	1,029,897
Safeguard Scientifics, Inc.*	18,300	586,744
Visual Networks, Inc.*	17,200	490,200

		3,206,591

Data Processing and Preparation — 1.6%
Factset Research Systems, Inc.	43,300	1,223,225
Fiserv, Inc.*	38,100	1,647,825
National Computer Systems, Inc.	11,300	556,525
Verio, Inc.*	4,400	244,131

		3,671,706

Electrical Equipment & Electronics — 10.5%
Anaren Microwave, Inc.*	8,475	1,112,212
ATMI, Inc.*	42,000	1,953,000
August Technology Corp.*	3,950	64,928
Capstone Turbine Corporation*	2,200	99,137
Cypress Semiconductor Corp.*	19,450	821,762
Ddi Corp.*	17,575	500,887
Electro Scientific Industries, Inc.*	20,550	904,843
Exar Corp.*	17,650	1,538,859
Fairchild Semiconductor International Cl. A*	21,880	886,140
Genesis Microchip, Inc.*	10,600	189,475
Gentex Corp.*	101,200	2,542,650
Integrated Circuit Systems, Inc.*	13,100	224,337
JNI Corp.*	14,500	458,562
Lattice Semiconductor Corporation*	13,825	955,653
Manufacturers Services Ltd.*	5,375	110,523
Microchip Technology, Inc.*	14,837	864,487
MKS Instruments, Inc.*	18,300	715,987
MMC Networks, Inc.*	6,700	358,031
New Focus, Inc.*	3,950	324,394
Photronics, Inc.*	7,900	224,162

	Number of Shares	Market Value

Rambus, Inc.*	20,800	$ 2,142,400
Rayovac Corp.*	14,100	315,487
Silicon Image, Inc.*	18,650	930,169
Silicon Laboratories, Inc.*	5,250	278,906
Stratos Lightwave, Inc.*	2,875	80,141
Therma-Wave, Inc.*	1,350	30,122
Transwitch Corp.*	5,900	455,406
Virata Corp.*	11,900	709,538
Visx, Inc.*	123,800	3,474,138
Vyyo Inc. Common Syock*	11,700	315,900

		23,582,236

Energy — 2.4%
Core Laboratories NV*	10,075	292,175
Devon Energy Corporation	7,500	421,406
Global Industries Ltd.*	131,100	2,474,513
Global Marine, Inc.*	13,900	391,806
National-Oilwell, Inc.*	35,075	1,153,091
Spinnaker Exploration Company*	21,650	554,781

		5,287,772

Entertainment & Leisure — 0.6%
American Classic Voyages Co.*	20,925	431,578
Anchor Gaming*	18,475	885,645
Meade Instruments Corp.*	2,900	72,863

		1,390,086

Financial Services — 0.8%
Allied Capital Corp.	30,625	520,625
Donaldson, Lufkin & Jenrette, Inc.	11,300	479,544
Gabelli Asset Management, Inc. Cl. A*	15,900	397,500
Southwest Securities Group	8,500	316,625

		1,714,294

Foods — 1.0%
American Italian Pasta Co. Cl. A*	85,300	1,764,644
Keebler Foods Company	11,175	414,872

		2,179,516

Healthcare — 1.6%
Accredo Health, Inc.*	9,700	335,256
Community Health Systems, Inc.*	5,250	84,984
Hooper Holmes, Inc.	26,200	209,600
Human Genome Sciences, Inc.*	22,200	2,960,925

		3,590,765

	Number of Shares	Market Value

Industrial — Diversified — 0.2%
Gentek, Inc.	33,675	$ 376,739

Industrial Materials — 0.2%
Symyx Technologies*	11,200	477,225

Information Retrieval Services — 2.5%
Agile Software Corp.*	18,800	1,328,925
Gartner Group, Inc. Cl. A	21,900	262,800
go.com*	104,900	1,252,244
Primark Corportion*	74,200	2,763,950

		5,607,919

Insurance — 0.3%
Renaissancere Holdings Ltd.	15,225	663,239

Internet Content — 0.3%
Media Metrix, Inc.*	14,850	377,747
Vicinity Corp.*	10,100	198,213

		575,960

Internet Software — 0.7%
SmartForce PLC†*	31,450	1,509,600

Machinery & Components — 2.1%
Brooks Automation, Inc.*	5,775	369,239
Cooper Cameron Corp.*	8,375	552,750
Gasonics International Corp.*	37,175	1,466,089
Lam Research Corp.*	35,275	1,322,813
PRI Automation, Inc.*	16,475	1,077,310

		4,788,201

Medical Supplies — 1.2%
Aclara BioSciences, Inc.*	2,400	122,250
Cyberonics, Inc.*	8,100	97,200
Cytyc Corp.*	22,400	1,195,600
Eclipse Surgical Technologies, Inc.*	33,800	147,875
Kensey Nash Corp.*	17,925	199,416
LTX Corp.*	14,300	499,606
Oratec Interventions, Inc.*	7,800	260,325
Sonic Innovations, Inc.*	2,525	46,870

		2,569,142

Metals & Mining — 0.0%
Gulf Island Fabrication, Inc.*	5,400	91,800

Pharmaceuticals — 4.7%
Abgenix, Inc.*	10,020	1,200,991
Bindley Western Industries, Inc.	16,000	423,000
Charles River Laboratories International, Inc.*	3,350	74,328

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Small Cap Growth Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value

Corixa Corp.*	9,800	$ 420,788
Enzon, Inc.*	5,600	238,000
Gilead Sciences, Inc.*	17,950	1,276,694
Idec Pharmaceuticals Corp.*	8,300	973,694
Ilex Oncology, Inc.*	5,600	197,400
Ligand Pharmaceuticals, Inc. Cl. B*	53,800	709,488
Maxygen, Inc.*	4,400	249,769
Molecular Devices Corp.*	1,125	77,836
Omnicare, Inc.	11,500	104,219
Pharmacyclics, Inc.*	40,800	2,488,800
Vertex Pharmaceuticals, Inc.*	18,975	1,999,491
Vical, Inc.*	5,300	102,025

		10,536,523

Prepackaged Software — 11.3%
Accrue Software, Inc.*	15,000	532,500
Actuate Software Corporation*	26,500	1,414,438
Allaire Corp.*	9,600	352,800
Alteon Websystems, Inc.*	9,625	963,102
Art Technology Group, Inc.*	17,550	1,771,453
Aspen Technology, Inc.*	18,000	693,000
Cerner Corporation*	107,500	2,929,375
Citrix Systems, Inc.*	13,400	253,763
Dendrite International, Inc.*	120,200	4,004,163
E. Piphany, Inc.*	4,100	439,469
Informatica Corp.*	14,000	1,147,125
ISS Group, Inc.*	9,100	898,483
Liberate Technologies, Inc.*	8,500	249,156
Mediaplex, Inc.*	24,425	471,708
NEON Systems*	20,000	375,000
Net Perceptions, Inc.*	28,675	455,216
Otg Software Inc.*	5,100	145,669
Packeteer, Inc.*	21,600	629,100
Peregrine Systems, Inc.*	12,200	423,188
Precise Software Solutions Ltd.*	2,700	64,800
Quest Software, Inc.*	21,000	1,162,875
Retek, Inc.*	18,500	592,000
Sequoia Software Corp.*	8,525	139,597
Software Technologies Corp.*	12,925	396,636
Sonic Foundry Inc.*	12,300	258,300
Transaction Systems Architects Cl. A*	127,200	2,178,300
Tumbleweed Communications Corporation*	11,900	605,413
USinternetworking, Inc.*	34,200	698,963
WebTrends Corporation*	19,900	769,881
Witness Systems, Inc.*	14,775	360,141

		25,375,614

	Number of Shares	Market Value

Restaurants — 0.7%
Papa John’s International, Inc.*	67,600	$ 1,656,200

Retail — 2.2%
BJ’s Wholesale Club, Inc.*	7,400	244,200
Cost Plus, Inc.*	21,662	621,429
Kenneth Cole Productions Cl. A*	15,950	638,000
MSC Industrial Direct Co. Cl. A*	114,600	2,399,438
O’Reilly Automotive, Inc.*	69,000	957,375

		4,860,442

Retail — Internet — 0.1%
Ticketmaster Online- CitySearch, Inc.*	19,200	306,000

Telephone Utilities — 5.6%
Choice One Communications, Inc.*	19,875	811,148
Digital Island, Inc.*	13,000	632,125
Flag Telecom Holdings Ltd.*	8,500	126,438
Goamerica Inc.*	8,500	131,219
iBasis, Inc.*	38,350	1,651,447
Illuminet Holdings, Inc.*	35,525	1,807,334
Intermedia Communications, Inc.*	62,800	1,868,300
ITC Deltacom, Inc.*	11,000	245,438
RCN Corporation*	39,700	1,007,388
Redback Networks, Inc.*	8,600	1,530,800
TeleCorp PCS, Inc.*	5,500	221,719
Western Wireless Corporation Cl. A*	47,900	2,610,550

		12,643,906

TOTAL EQUITIES
(Cost $179,285,113)		191,222,812

		Principal Amount

SHORT-TERM INVESTMENTS — 25.2%

Cash Equivalents — 16.0%
Bank of America Bank Note**
6.670%	03/22/2001	$ 769,182	769,182
Bank of Montreal Bank Note**
6.630%	08/16/2000	829,612	829,612
Bank of Nova Scotia Eurodollar Time Deposit**
7.000%	07/03/2000	1,538,362	1,538,362
Credit Agricole Bank Eurodollar Time Deposit**
6.750%	07/06/2000	5,127,875	5,127,875
Credit Agricole Bank Eurodollar Time Deposit**
6.750%	07/07/2000	769,185	769,185
Den Danske Bank Eurodollar Time Deposit**
6.810%	07/05/2000	2,820,332	2,820,332
First Union Bank Note**
6.900%	05/09/2001	769,182	769,182

		Principal Amount	Market Value
Fleet National Bank Eurodollar Time Deposit**
7.260%	10/31/2000	$6,191,683	$ 6,191,683
HypoVereinsbank Eurodollar Time Deposit**
6.750%	07/05/2000	6,409,844	6,409,844
Merrimac Money Market Fund**
6.440%	07/03/2000	5,850,765	5,850,765
Morgan Stanley Dean Witter & Co.**
6.890%	07/17/2000	1,236,569	1,236,569
Morgan Stanley Dean Witter & Co.**
6.910%	11/22/2000	512,784	512,784
Paribus Bank Eurodollar Time Deposit**
6.750%	07/05/2000	3,076,724	3,076,724

			35,902,099

Repurchase Agreement — 9.2%
Investors Bank & Trust Company Repurchase Agreement, dated 06/30/00, 6.03%, due 07/03/00 (a)		20,668,112	20,668,112

TOTAL SHORT-TERM INVESTMENTS (At Amortized Cost)			56,570,211

TOTAL INVESTMENTS — 110.5% (Cost $235,855,324) ***			247,793,023

Other Assets/ (Liabilities) — (10.5%)			(23,550,525)

NET ASSETS — 100.0%			$224,242,498

Notes to Portfolio of Investments
*	Non-income producing security.

**	Represents investment of security lending collateral. (Note 2).

***	Aggregate cost for Federal tax purposes. (Note 7).

†	American Depository Receipt

(a)
Maturity value of $20,678,498. Collateralized by U.S. Government Agency obligations with rates of 6.500% through 7.125%, maturity dates of 07/01/2014 through 11/20/2024, and aggregate market value, including accrued interest, of $21,701,575.

The accompanying notes are an integral part of the financial statements.

MassMutual Small Cap Growth Equity Fund – Financial Statements

Statement of Assets and Liabilities

June 30, 2000 (Unaudited)
Assets:
Investments, at value (cost $179,285,113) (Note 2)	$191,222,812
Short-term investments, at amortized cost (Note 2)	56,570,211

Total Investments	247,793,023
Cash	12,454,145
Receivables from:
Investments sold	559,237
Interest and dividends	167,722
Foreign taxes withheld	182
Investment adviser (Note 3)	18,206

Total assets	260,992,515

Liabilities:
Payables for:
Investments purchased	654,577
Securities on loan (Note 2)	35,902,099
Directors’ fees and expenses (Note 3)	3,578
Affiliates (Note 3):
Investment management fees	141,157
Administration fees	28,682
Service fees	4,032
Accrued expenses and other liabilities	15,892

Total liabilities	36,750,017

Net assets	$224,242,498

Net assets consist of:
Paid-in capital	$197,579,036
Undistributed net investment income	209,481
Accumulated net realized gain on investments	14,516,282
Net unrealized appreciation on investments	11,937,699

$224,242,498

Net assets:
Class A	$ 9,965,827

Class L	$ 11,575,106

Class Y	$ 35,346,722

Class S	$167,354,843

Shares outstanding:
Class A	592,928

Class L	687,034

Class Y	2,095,391

Class S	9,903,808

Net asset value, offering price and redemption price per share:
Class A	$ 16.81

Class L	$ 16.85

Class Y	$ 16.87

Class S	$ 16.90

The accompanying notes are an integral part of the financial statements.

MassMutual Small Cap Growth Equity Fund – Financial Statements (Continued)

Statement of Operations

Six months ended June 30, 2000 (Unaudited)
Investment income: (Note 2)
Dividends	$ 120,579
Interest (including securities lending income of $81,780)	1,122,316

Total investment income	1,242,895

Expenses: (Note 2)
Investment management fees (Note 3)	832,158
Custody fees	52,291
Audit and legal fees	6,723
Directors’ fees (Note 3)	4,426

895,598
Administration fees (Note 3):
Class A	9,757
Class L	18,132
Class Y	40,458
Class S	92,739
Service fees (Note 3):
Class A	5,986

Total expenses	1,062,670
Expenses reimbursed (Note 3)	(29,256)
Net expenses	1,033,414

Net investment income	209,481

Realized and unrealized gain (loss):
Net realized gain on investment transactions	9,575,632
Net change in unrealized appreciation (depreciation) on investments	(11,439,095)

Net realized and unrealized loss	(1,863,463)

Net decrease in net assets resulting from operations	$ (1,653,982)

The accompanying notes are an integral part of the financial statements.

MassMutual Small Cap Growth Equity Fund – Financial Statements (Continued)

Statement of Changes in Net Assets

	Six months ended June 30, 2000 (Unaudited)	Period ended December 31, 1999*
Increase (Decrease) in Net Assets:
Operations:
Net investment income	$ 209,481	$ 53,797
Net realized gain on investment transactions	9,575,632	6,075,827
Net change in unrealized appreciation (depreciation) on investments	(11,439,095)	23,376,794

Net increase (decrease) in net assets resulting from operations	(1,653,982)	23,506,418

Distributions to shareholders (Note 2):
From net investment income:
Class A	-	-
Class L	-	(437)
Class Y	-	(6,008)
Class S	-	(47,352)

Total distributions from net investment income	-	(53,797)

In excess of net investment income:
Class A	-	-
Class L	-	(34)
Class Y	-	(463)
Class S	-	(3,652)

Total distributions in excess of net investment income	-	(4,149)

From net realized gains:
Class A	-	(18,351)
Class L	-	(22,915)
Class Y	-	(116,771)
Class S	-	(972,991)

Total distributions from net realized gains	-	(1,131,028)

Net fund share transactions (Note 5):
Class A	8,050,130	1,305,965
Class L	9,304,194	1,687,697
Class Y	23,446,629	10,436,617
Class S	76,233,011	67,114,793

Increase in net assets from net fund share transactions	117,033,964	80,545,072

Total increase in net assets	115,379,982	108,862,516

Net assets:
Beginning of period	108,862,516	-

End of period (including undistributed net investment income of $209,481 and $0, respectively)	$224,242,498	$108,862,516

* For the period from May 3, 1999 (commencement of operations) through December 31, 1999.

The accompanying notes are an integral part of the financial statements.

MassMutual Small Cap Growth Equity Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A				Class L
	Six months ended 6/30/00 (Unaudited)		Period ended 12/31/99†		Six months ended 6/30/00 (Unaudited)		Period ended 12/31/99†
Net asset value, beginning of period	$ 15.86		$ 10.00		$ 15.88		$ 10.00

Income (Loss) from investment operations:
Net investment loss	(0.03	)***	(0.03	)***	(0.01	)***	(0.01	)***
Net realized and unrealized gain (loss) on investments	0.98		6.06		0.98		6.06

Total income (loss) from investment operations	0.95		6.03		0.97		6.05

Less distributions to shareholders:
From net investment income	-		-		-		(0.00	)****
In excess of net investment income	-		-		-		(0.00	)****
From net realized gains	-		(0.17)		-		(0.17)

Total distributions	-		(0.17)		-		(0.17)

Net asset value, end of period	$ 16.81		$ 15.86		$ 16.85		$ 15.88

Total Return@	5.92%	**	60.42%	**	6.11%	**	60.55%	**

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$ 9,966		$ 1,742		$ 11,575		$ 2,198
Ratio of expenses to average daily net assets:
Before expense waiver	1.55%	*	1.79%	*	1.29%	*	1.52%	*
After expense waiver #	1.50%	*	N/A		1.26%	*	N/A
Net investment loss to average daily net assets	(0.34)%	*	(0.39)%	*	(0.07)%	*	(0.12)%	*
Portfolio turnover rate	53%	**	68%	**	53%	**	68%	**

	Class Y				Class S
	Six months ended 6/30/00 (Unaudited)		Period ended 12/31/99†		Six months ended 6/30/00 (Unaudited)		Period ended 12/31/99†
Net asset value, beginning of period	$ 15.90		$ 10.00		$ 15.91		$ 10.00

Income (Loss) from investment operations:
Net investment income	0.01	***	0.01	***	0.02	***	0.02	***
Net realized and unrealized gain (loss) on investments	0.96		6.07		0.97		6.07

Total income (loss) from investment operations	0.97		6.08		0.99		6.09

Less distributions to shareholders:
From net investment income	-		(0.01)		-		(0.01)
In excess of net investment income	-		(0.00	)****	-		(0.00	)****
From net realized gains	-		(0.17)		-		(0.17)

Total distributions	-		(0.18)		-		(0.18)

Net asset value, end of period	$ 16.87		$ 15.90		$ 16.90		$ 15.91

Total Return@	6.17%	**	60.71%	**	6.22%		60.91%

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$35,347		$12,667		$167,355		$92,254
Ratio of expenses to average daily net assets:
Before expense waiver	1.14%	*	1.31%	*	1.00%	*	1.19%	*
After expense waiver #	1.11%	*	N/A		0.97%	*	N/A
Net investment income to average daily net assets	0.10%	*	0.14%	*	0.26%	*	0.19%	*
Portfolio turnover rate	53%	**	68%	**	53%	**	68%	**

*	Annualized
**	Percentage represents results for the period and are not annualized.
***	Per share amount calculated on the average shares method.
****	Distributions from net investment income/in excess of net investment income is less than $0.01 per share.
†	For the period from May 3, 1999 (commencement of operations) through December 31, 1999.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the period May 1, 2000 through June 30, 2000.
@
Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Emerging Growth Fund – Portfolio Manager Report

What are the investment objectives and policies for the MassMutual Emerging Growth Fund?

The objective and policies of the Fund are to:
•	achieve capital appreciation
•	invest primarily in a diversified portfolio of equity securities of smaller, emerging growth companies
•	utilize a growth-oriented strategy in making investment decisions
•	utilize fundamental analysis to identify companies which

—are of high investment quality or possess a unique product, market position or operating characteristics
—offer above-average levels of profitability or superior growth potential

How did the Fund perform during the first half of 2000?

This is a new fund with an inception date of May 1, 2000, so returns are available only for the final two months of the period. Even so, the Fund finished well ahead of its benchmark. From inception through June 30, 2000, the Fund’s Class S shares returned 7.60%, more than triple the 2.39% return of the Russell 2000 Index, an unmanaged index of 2000 medium-capitalization and small-capitalization common stocks.

What factors influenced the Fund's performance?

May was a volatile month, as the markets struggled to bounce back from the sharp correction that had begun in March. Extended valuations in the New Economy sectors of biotechnology, telecommunications, media, and technology, together with rising interest rates, had set the stage in the first quarter for a deflation of values. The Federal Reserve Board, reacting to strong economic growth, tight labor markets, sharply higher crude oil prices, and speculative excesses in the stock market, raised short-term interest rates three times in the first half of the year, the last time on May 16.

When the dust cleared in late May, the technology-laden NASDAQ Composite Index had plunged 37.3%, a pullback of bear market proportions. Meanwhile, the Russell 2000 Index gave back 23.8%, and its growth-oriented component suffered losses comparable to those of the NASDAQ. The Fund, which targets emerging growth situations, had significant investments in New Economy stocks and was hit hard by these developments, although a significant part of the damage had already occurred by the Fund’s inception date.

After the Fed’s latest rate increase in May, which raised both the target federal funds rate and the discount rate by 0.50%, investors began to entertain the possibility that the current tightening cycle might be close to an end. Optimism about second quarter earnings, scheduled to be reported in July, also contributed to improving sentiment. As a result, June was an extremely strong month in which the Fund was able to make up its losses and pull solidly into positive territory.

How did you manage the Fund during these volatile conditions?

We took advantage of sharply lower share prices by upgrading the quality of the Fund’s holdings. We were quite happy with the stocks we owned going into the correction. However, panic selling by its very nature knocks down good stocks along with bad ones and often provides extremely profitable opportunities to acquire or expand positions in high-quality shares. For example, we expanded our position in SonicWall, a provider of Internet security products. A significant increase in demand for the company’s product serving the broadband market resulted in triple-digit revenue and earnings growth over the past several quarters.

One holding that had been a strong contributor to performance in the past was a detractor this time: Exchange Applications. The company makes customer management software for e-commerce and e-marketing initiatives. Although Exchange Applications reported strong numbers in the first quarter, the stock was damaged by the perception that too large a share of the company’s revenues came from one relationship. However, Exchange Applications recently launched a new group of products that appeared to be very popular, and would likely help address the customer concentration issue. Moreover, the company seemed on track for a strong third quarter. Consequently, we added to the Fund’s position when the stock weakened in the second quarter.

MassMutual Emerging Growth Fund – Portfolio Manager Report (Continued)

What is your outlook?

Despite the recent volatility, we continue to see great opportunities in many segments of the market, including wireless, broadband access, the continued build-out of the Internet, and Internet content delivery. We are not surprised that many online retailers are encountering difficulties—we have been pessimistic about that group’s prospects for quite a while—but we believe that those difficulties should not have a meaningful long-term impact on the high-growth sectors just mentioned. While we are optimistic at the individual company level, however, higher interest rates and the likelihood of a slowing economy raise the very real possibility of further market volatility as the second half progresses. We view our role as stock-pickers and not market timers. Therefore, our best defense against volatility is to position the Fund in the very best emerging growth stocks we can find and, should the market provide us with further opportunities to implement the upgrading strategy outlined earlier, we will certainly do so.

MassMutual Emerging Growth Fund
Largest Stock Holdings (6/30/00)

Firepond, Inc.
Protein Design Labs, Inc.
Software.com, Inc.
NETIQ Corp.
SonicWall, Inc.
Proxicom, Inc.
Metromedia Fiber Network, Inc.
Professional Detailing, Inc.
PLX Technology, Inc.
Tibco Software, Inc.

MassMutual Emerging Growth Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Emerging Growth Fund Class S, Class A, Class Y, Class L and the Russell 2000 Index

MassMutual Emerging Growth Fund Total Return
Since Inception 5/1/00 - 6/30/00

Class S	7.60%
Class A	7.60%
Class Y	7.60%
Class L	7.60%

Russell 2000 Index	2.39%

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

Past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Investors should note that the Fund is a professionally managed mutual fund, while the Russell 2000 Index is unmanaged and does not incur expenses, and cannot be purchased directly by investors. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

MassMutual Emerging Growth Fund – Portfolio of Investments

June 30, 2000 (Unaudited)

	Number of Shares	Market Value

EQUITIES — 84.9%

Advertising — 2.9%
Lamar Advertising Co.*	4,100	$ 177,581
MyPoints.com, Inc.*	39,000	739,171
NetCreations, Inc.*	4,900	224,481
TMP Worldwide, Inc.*	5,300	391,206

		1,532,439

Banking, Savings & Loans — 0.6%
Financial Federal Corp.*	18,500	321,437

Broadcasting, Publishing & Printing — 1.0%
COX Radio, Inc. Cl. A*	13,100	366,800
Hispanic Broadcasting Corp.*	4,900	162,312

		529,112

Commercial Services — 3.8%
Critical Path, Inc.*	3,700	215,756
Ebenx, Inc.*	400	8,475
Netcentives, Inc.*	34,000	633,250
On Assignment, Inc.*	5,700	173,850
Professional Detailing, Inc.*	23,000	783,437
Teletech Holdings, Inc.*	5,700	177,056

		1,991,824

Communications — 9.8%
Allegiance Telecom, Inc.*	8,600	550,400
American Tower Corp. Cl. A*	13,100	546,106
AudioCodes Ltd.*	5,700	684,000
CapRock Communications Corp.*	650	12,675
Ciena Corp.*	2,100	350,044
Copper Mountain Networks, Inc.*	4,350	383,344
DSL.Net, Inc.*	34,500	355,781
Echostar Communications Corp.*	11,700	387,380
Exfo Electro Optical Engineering, Inc.*	100	4,387
LifeMinders, Inc.*	13,950	412,397
McleodUSA, Inc.*	24,600	508,912
Powerwave Technologies, Inc.*	2,500	110,000
Turnstone Systems, Inc.*	3,300	546,717
Westell Technologies, Inc. Cl. A*	16,000	240,000

		5,092,143

	Number of Shares	Market Value

Computer Integrated Systems Design — 3.1%
Exchange Applications, Inc.*	23,000	$ 612,375
Software.com, Inc.*	7,800	1,013,025

		1,625,400

Computer Programming Services — 3.3%
Macromedia, Inc.*	7,000	676,812
Portal Software*	7,400	472,675
RealNetworks, Inc.*	3,700	187,081
Viant Corp.*	12,300	364,387

		1,700,955

Computer Related Services — 4.5%
Acxiom Corp.*	10,100	275,225
Espeed, Inc. Cl. A*	6,150	267,141
Keynote Systems, Inc.*	6,600	465,712
Lante Corp.*	7,800	159,412
NaviSite, Inc.*	13,300	556,106
Register.com*	11,100	339,244
Scient Corp.*	6,200	273,575

		2,336,415

Computers & Information — 4.2%
Extreme Networks*	5,300	559,150
Foundry Networks, Inc.*	6,800	748,000
Immersion Corporation*	4,900	147,000
Interlink Electronics, Inc.*	6,200	259,625
Paradyne Networks*	15,200	494,950

		2,208,725

Data Processing and Preparation — 0.9%
Homestore.com, Inc.*	16,000	467,000

Electrical Equipment & Electronics — 11.5%
Alpha Industries*	3,600	158,625
Anaren Microwave, Inc.*	5,500	721,789
Applied Micro Circuits Corp.*	2,100	207,375
Avanex Corp.*	2,100	200,550
Cobalt Networks, Inc.*	10,300	596,112
Cree, Inc.*	4,300	574,050
Exar Corp.*	4,100	357,469
Globespan, Inc.*	2,100	256,364
Intersil Holding Corp.*	12,300	664,969
Manufacturers Services Ltd.*	300	6,169
Microsemi Corp.*	6,200	210,412
Next Level Communications, Inc.*	7,800	668,850

	Number of Shares	Market Value

Nvidia Corp.*	4,400	$ 279,675
PLX Technology, Inc.*	18,700	776,050
Power Integrations, Inc.*	13,500	318,094

		5,996,553

Entertainment & Leisure — 0.8%
Macrovision Corp.*	6,200	396,316

Financial Services — 3.4%
Knight Trading Group, Inc.*	4,900	146,081
NextCard, Inc.*	72,200	613,700
Pinnacle Holdings, Inc.*	11,100	599,400
Waddell & Reed Financial, Inc. Cl. A	12,300	403,594

		1,762,775

Healthcare — 1.5%
Community Health Systems, Inc.*	600	9,713
Province Healthcare Co.*	11,900	429,888
Sunrise Assisted Living, Inc.*	19,700	364,450

		804,051

Information Retrieval Services — 0.6%
Psinet, Inc.*	13,100	329,138

Internet Content — 1.2%
BEA Systems, Inc.*	12,300	608,081

Internet Software — 3.1%
Firepond, Inc.*	36,500	1,314,000
Webmethods, Inc.*	2,100	330,094

		1,644,094

Lodging — 0.7%
Four Seasons Hotels, Inc.	5,700	354,469

Medical Supplies — 3.4%
Cytyc Corp.*	13,100	699,213
LTX Corp.*	4,500	157,219
Resmed, Inc.*	16,300	436,025
Techne Corp.*	3,750	487,500

		1,779,957

Pharmaceuticals — 3.5%
Abgenix, Inc.*	3,700	443,480
Albany Molecular Research, Inc.*	6,600	359,288

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Emerging Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value

Charles River Laboratories International, Inc.*	250	$ 5,547
Protein Design Labs, Inc.*	6,200	1,022,709

		1,831,024

Prepackaged Software — 15.0%
Art Technology Group, Inc.*	5,700	575,344
Digex, Inc.*	7,800	529,913
Informatica Corp.*	7,000	573,563
ISS Group, Inc.*	6,750	666,457
NETIQ Corp.*	16,800	1,001,700
Netopia, Inc.*	8,200	330,050
Ondisplay, Inc.*	5,700	464,194
Peregrine Systems, Inc.*	13,900	482,156
Proxicom, Inc.*	16,800	804,300
SonicWall, Inc.*	10,300	907,044
Tibco Software, Inc.*	7,000	750,641
Vitria Technology, Inc.*	8,600	525,675
WatchGuard Technologies*	3,700	203,269

		7,814,306

Retail — 0.7%
Bed Bath & Beyond, Inc.*	9,800	355,250

Telephone Utilities — 5.1%
Dobson Communications Corp. Cl. A*	12,700	244,475
Metrocall, Inc.*	51,400	462,600
Metromedia Fiber Network, Inc.*	20,100	797,719
NEXTLINK Communications, Inc.*	18,272	693,194
WebLink Wireless, Inc.*	16,000	212,000
West Teleservices Corp.*	10,450	264,516

		2,674,504

Transportation — 0.3%
Forward Air Corporation*	4,100	164,000

TOTAL EQUITIES (Cost $40,333,884)		44,319,968

		Principal Amount	Market Value

SHORT-TERM INVESTMENTS — 22.1%
Cash Equivalents — 13.9%
Bank of America Bank Note**
6.670%	03/22/2001	$ 155,791	$ 155,791
Bank of Montreal Bank Note**
6.630%	08/16/2000	259,652	259,652
Bank of Nova Scotia Eurodollar Time Deposit**
7.000%	07/03/2000	311,582	311,582
Credit Agricole Bank Eurodollar Time Deposit**
6.750%	07/06/2000	1,038,607	1,038,607
Credit Agricole Bank Eurodollar Time Deposit**
6.750%	07/07/2000	155,791	155,791
Den Danske Bank Eurodollar Time Deposit**
6.810%	07/05/2000	571,234	571,234
First Union Bank Note**
6.900%	05/09/2001	155,791	155,791
Fleet National Bank Eurodollar Time Deposit**
7.260%	10/31/2000	655,736	655,736
HypoVereinsbank Eurodollar Time Deposit**
6.750%	07/05/2000	1,298,259	1,298,259
Merrimac Money Market Fund**
6.440%	07/03/2000	1,630,613	1,630,613
Morgan Stanley Dean Witter & Co.**
6.890%	07/17/2000	311,582	311,582
Morgan Stanley Dean Witter & Co.**
6.910%	11/22/2000	103,861	103,861
Paribus Bank Eurodollar Time Deposit**
6.750%	07/05/2000	623,165	623,165

			7,271,664

	Principal Amount	Market Value

Repurchase Agreement — 8.2%
Investors Bank & Trust Company Repurchase Agreement, dated 06/30/00 6.03%,
due 07/03/00 (a)	$ 4,256,668	$ 4,256,668

TOTAL SHORT-TERM INVESTMENTS
(At Amortized Cost)		11,528,332

TOTAL INVESTMENTS — 107.0%
(Cost $51,862,216) ***		55,848,300

Other Assets/ (Liabilities) — (7.0%)		(3,636,962)

NET ASSETS — 100.0%		$ 52,211,338

Notes to Portfolio of Investments

*	Non-income producing security.

**	Represents investment of security lending collateral. (Note 2).

***	Aggregate cost for Federal tax purposes. (Note 7).

(a)
Maturity value of $4,258,807. Collateralized by U.S. Government Agency obligation with a rate of 7.450%, maturity date of 8/01/2027, and aggregate market value, including accrued interest, of $4,469,970.

The accompanying notes are an integral part of the financial statements.

MassMutual Emerging Growth Fund – Financial Statements

Statement of Assets and Liabilities

June 30, 2000 (Unaudited)
Assets:
Investments, at value (cost $40,333,884) (Note 2 )	$44,319,968
Short-term investments, at amortized cost (Note 2)	11,528,332

Total Investments	55,848,300
Cash	3,538,675
Receivables from:
Investments sold	130,194
Interest and dividends	21,702

Total assets	59,538,871

Liabilities:
Payables for:
Investments purchased	13,850
Securities on loan (Note 2)	7,271,664
Directors’ fees and expenses (Note 3)	1,330
Affiliates (Note 3):
Investment management fees	24,653
Administration fees	3,567
Service fees	65
Accrued expenses and other liabilities	12,404

Total liabilities	7,327,533

Net assets	$52,211,338

Net assets consist of:
Paid-in capital	$48,146,180
Undistributed net investment loss	(8,051)
Accumulated net realized gain on investments	87,125
Net unrealized appreciation on investments	3,986,084

$52,211,338

Net assets:
Class A	$ 417,412

Class L	$ 5,547,404

Class Y	$ 5,414,187

Class S	$40,832,335

Shares outstanding:
Class A	38,811

Class L	515,491

Class Y	502,982

Class S	3,795,609

Net asset value, offering price and redemption price per share:
Class A	$ 10.76

Class L	$ 10.76

Class Y	$ 10.76

Class S	$ 10.76

The accompanying notes are an integral part of the financial statements.

MassMutual Emerging Growth Fund – Financial Statements (Continued)

Statement of Operations

Period ended June 30, 2000* (Unaudited)
Investment income: (Note 2)
Interest (including securities lending income of $1,472)	$ 50,553

Expenses: (Note 2)
Investment management fees (Note 3)	39,598
Custody fees	10,449
Audit and legal fees	1,956
Directors’ fees (Note 3)	1,330

53,333
Administration fees (Note 3):
Class A	87
Class L	1,167
Class Y	69
Class S	3,883
Service fees (Note 3):
Class A	65

Total expenses	58,604

Net investment loss	(8,051)

Realized and unrealized gain (loss):
Net realized gain on investment transactions	87,125
Net change in unrealized appreciation (depreciation) on investments	3,986,084

Net realized and unrealized gain	4,073,209

Net increase in net assets resulting from operations	$4,065,158

* For the period from May 1, 2000 (commencement of operations) through June 30, 2000.

The accompanying notes are an integral part of the financial statements.

MassMutual Emerging Growth Fund – Financial Statements (Continued)

Statement of Changes in Net Assets

Period ended June 30, 2000* (Unaudited)
Increase (Decrease) in Net Assets:
Operations:
Net investment loss	$ (8,051)
Net realized gain on investment transactions	87,125
Net change in unrealized appreciation (depreciation) on investments	3,986,084

Net increase in net assets resulting from operations	4,065,158

Net fund share transactions (Note 5):
Class A	383,080
Class L	4,871,781
Class Y	5,300,802
Class S	37,590,517

Increase in net assets from net fund share transactions	48,146,180

Total increase in net assets	52,211,338

Net assets:
Beginning of period	-

End of period (including undistributed net investment loss of $8,051)	$52,211,338

* For the period from May 1, 2000 (commencement of operations) through June 30, 2000.

The accompanying notes are an integral part of the financial statements.

MassMutual Emerging Growth Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout the period)

	Class A		Class L		Class Y		Class S
	Period ended 6/30/00† (Unaudited)		Period ended 6/30/00† (Unaudited)		Period ended 6/30/00† (Unaudited)		Period ended 6/30/00† (Unaudited)
Net asset value, beginning of period	$ 10.00		$ 10.00		$10.00		$ 10.00

Income (Loss) from investment operations:
Net investment loss	(0.00	)***	(0.00	)***	(0.00	)***	(0.00	)***
Net realized and unrealized gain (loss) on investments	0.76		0.76		0.76		0.76

Total income (loss) from investment operations	0.76		0.76		0.76		0.76

Net asset value, end of period	$ 10.76		$ 10.76		$10.76		$ 10.76

Total Return@	7.60%	**	7.60%	**	7.60%	**	7.60%	**

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$ 417		$ 5,547		$5,414		$40,832
Net expenses to average daily net assets	1.66%	*	1.38%	*	1.55%	*	1.15%	*
Net investment loss to average daily net assets	(0.69)%	*	(0.24)%	*	0.04%	*	(0.15)%	*
Portfolio turnover rate	9%	**	9%	**	9%	**	9%	**

*	Annualized
**	Percentage represents results for the period and are not annualized.
***	Net investment loss is less than $0.01 per share.
†	For the period from May 1, 2000 (commencement of operations) through June 30, 2000.
@
Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total Return figures would be lower for the period presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual International Equity Fund – Portfolio Manager Report

What are the investment objectives and policies for the MassMutual International Equity Fund?

The objective and policies of the Fund are to:
•	achieve a high total rate of return over the long term
•	invest in a diversified portfolio of foreign and domestic equity securities
•
utilize dominant themes to guide investment decisions with respect to risks of investing in foreign securities (economic, political and social influences that are expected to dictate long-term growth trends)

How did the Fund perform during the first half of 2000?

The Fund had a strong first half, especially compared to its benchmark. For the six months ended June 30, 2000, the Fund’s Class S shares returned 6.66%, well ahead of the -4.05% return posted by the Morgan Stanley Europe, Australia, Far East (EAFE) Index, a market capitalization-weighted, unmanaged index of over 1,000 foreign stocks.

What factors influenced the Fund’s strong performance?

Good stock selection and an overweighting in the favored technology, media, and telecommunications (TMT) sectors of the market were important elements of the Fund’s success early in the period. Those sectors began the year on a strong note, carrying over from the robust year-end rally in 1999. Internet fever was rampant, and the valuations of many companies with low revenues, high losses, and little or no prospects of generating profits or cash flow in the foreseeable future were pushed to stratospheric levels. New Economy equities in Europe, Asia, and elsewhere generally followed the lead of U.S. stocks in this respect.

We recognized that such a speculative market involved a high degree of risk. Throughout the period, therefore, we used rallies to reduce or eliminate a number of TMT positions. Many of these stocks had been in the Fund’s portfolio for a number of years, were trading at prices substantially above where we had bought them, and had become extremely overvalued.

The decision to lighten the Fund’s exposure to highly valued TMT holdings proved to be an important factor in enabling the Fund to beat its benchmark because the markets peaked in March and sold off sharply thereafter. From the March peak through the May trough, the technology-heavy NASDAQ Composite Index retreated 37.3%. However, the two other primary United States indices—the Dow Jones Industrial Average and the Standard & Poor’s 500 Index—recorded modest losses or small gains over the same period because of their lighter weightings of TMT stocks.

Aside from inflated stock values, what other factors caused the correction?

The decline was also attributed to aggressive tightening of monetary policy by the Federal Reserve Board. The Fed raised short-term interest rates in February, March, and May—the latest time by an increment of 0.50%. Rising rates tend to be bad for the stock market in general and typically have the most negative impact on the stocks with the highest valuations—in this case, TMT stocks.

What holdings merit mention for helping or detracting from the Fund’s performance?

One core holding that we sold at a profit was Canal Plus, a French media company involved in pay television. Other profitable holdings that we either reduced or eliminated were Finnish wireless phone operator, Sonera, French research and development outsourcing company, Altran Technologies, Infrogrames Entertainment, a French gaming company, Telecom Italian Mobile, and Qiagen, a European biotechnology company. Lucimundo, a Portuguese media stock, was bought out in the first quarter by Portugal Telecommunications after quadrupling in value. We had held the stock for four years and were gratified to see our patience rewarded so emphatically.

Some of the best performers in which the Fund still had substantial positions at the end of the period were Prosieben Media, a German commercial television station owner, and GSI Lumonics, a Canadian manufacturer of lasers for commercial and industrial applications. Another strong contributor, Toshiba, was one of the more promising restructuring stories in the Japanese market.

Stocks that detracted from performance included Solution 6 Holdings, an Australian software company that fell victim to negative publicity surrounding its chairman’s resignation as well as overall weakness in technology stocks. Cap Gemini, an information technology service company, suffered from a slower-than-expected pick-up in orders following Y2K. Finally, Nichii Gakkan, a Japanese home health care stock, retreated in response to higher costs and disappointing revenue growth.

What is your outlook?

We expect some convergence of economic growth rates as the U.S. slows, due to the effects of higher interest rates, and Europe accelerates. The corporate sector in Western Europe should continue to display positive earnings momentum, benefiting not only from the weaker euro and stronger economies but also from long-term structural reforms. Asset gatherers in Europe should do particularly well amid the effort to privatize pensions and encourage saving for retirement. While Japan shows signs of recovering from its malaise, we do not expect to see substantial growth and will continue to be very selective about the Fund’s investments there, as in most other Asian markets. In Latin America, the stock market offering the best value appears to be Brazil.

In all markets, we foresee a continuation of the more sober investment environment prevailing since the correction, the main feature of which is a greater emphasis on earnings and other fundamental measures of value. We view this as a positive development that plays to our strengths in stock selection. We will continue to manage the Fund using a long-term approach, guided by our themes of New Technologies, Mass Affluence, Restructuring, and Aging.

MassMutual International Equity Fund
Largest Country Weightings (6/30/00)

% of Fund
Japan	19.77%
United Kingdom	18.08%
Germany	7.78%
Netherlands	7.10%
France	6.91%
Brazil	5.08%
Switzerland	3.58%
Australia	2.05%
Spain	1.99%
Canada	1.69%

MassMutual International Equity Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual International Equity Fund Class S and the Morgan Stanley Capital International Index for Europe, Australia and the Far East (MSCI EAFE)

MassMutual International Equity Fund
Total Return
	Year-To-Date	One Year	Five Year Average Annual	Since Inception Average Annual
	1/1/00 - 6/30/00	7/1/99 - 6/30/00	7/1/95 - 6/30/00	10/3/94 - 6/30/00

Class S	6.66%	56.94%	19.86%	16.07%

MSCI EAFE	-4.05%	17.17%	11.33%	10.07%

Hypothetical Investments in MassMutual International Equity Fund Class A, Class Y and the Morgan Stanley Capital International Index for Europe, Australia and the Far East (MSCI EAFE)

MassMutual International Equity Fund
Total Return
	Year-To-Date	One Year	Since Inception Average Annual
	1/1/00 - 6/30/00	7/1/99 - 6/30/00	1/1/98 - 6/30/00

Class A	6.45%	56.23%	24.71%
Class Y	6.61%	56.83%	25.25%

MSCI EAFE	-4.05%	17.17%	16.40%

Hypothetical Investments in MassMutual International Equity Fund Class L and the Morgan Stanley Capital International Index for Europe, Australia and the Far East (MSCI EAFE)

MassMutual International Equity Fund
Total Return
	Year-To-Date	One Year	Since Inception Average Annual
	1/1/00 - 6/30/00	7/1/99 - 6/30/00	5/3/99 - 6/30/00

Class L	6.57%	56.47%	48.05%

MSCI EAFE	-4.05%	17.17%	13.12%

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

Past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Investors should note that the Fund is a professionally managed mutual fund, while the MSCI EAFE is unmanaged and does not incur expenses, and cannot be purchased directly by investors. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
MassMutual International Equity Fund – Portfolio of Investments

June 30, 2000 (Unaudited)

	Number of Shares	Market Value

EQUITIES — 98.0%

Aerospace & Defense — 2.3%
Embraer—Empresa Brasileira de Aeronautica SA	5,400,000	$ 30,862,080

Autos & Housing — 3.0%
Aucnet, Inc.	269,080	12,843,431
Ducati Motor Holding SpA*	2,862,500	7,367,503
Porsche AG, Preference	7,600	20,653,764

		40,864,698

Banking — 1.9%
Espirito Santo Financial Group††	460,200	8,283,600
Unibanco-Uniao de Banco Brasileiros SA, Sponsored†††	622,500	17,896,875

		26,180,475

Communications — 2.6%
Alcatel SA Sponsored††	545,000	36,242,500

Communications Equipment — 1.0%
Ericsson LM CL. B††	668,720	13,374,400

Computer Hardware — 3.8%
Imagineer Co. Ltd.*	205,000	3,875,177
Psion PLC	5,060,000	48,949,428

		52,824,605

Computer Software/Services — 8.6%
Aldata Solution Oyj*	100,000	680,600
Cap Gemini SA	88,900	15,722,827
Computer Service Solutions Holding NV	767,000	17,866,268
Getronics NV*	2,402,511	37,193,753
Lernout & Hauspie Speech Products NV*	317,800	14,003,063
Misys PLC	1,257,509	10,622,933
Solution 6 Holdings Ltd.*	3,770,200	7,357,168
Unit 4*	316,300	15,144,918

		118,591,530

Consumer Services — 0.6%
Brunel International NV	79,100	470,115
Prosegur, CIA de Seguridad SA	688,486	8,084,685

		8,554,800

	Number of Shares	Market Value

Diversified Financial — 3.1%
ICICI Limited Sponsored ††	728,400	$ 13,657,500
Julius Baer Holding AG, Cl. B	5,220	20,705,813
Magnus Holding NV	1,403,000	8,271,106

		42,634,419

Electrical Equipment — 10.4%
Halma PLC	5,386,700	8,318,142
Mitsubishi Electric Corporation	2,491,000	27,028,596
Toshiba Corporation	7,313,000	82,736,357
Ushio, Inc.	921,000	25,418,587

		143,501,682

Electronics — 4.7%
Sharp Corporation	1,595,800	28,280,608
Sony Corporation	179,280	16,775,481
STMicroelectronics NV, NY Shares	300,000	19,256,250

		64,312,339

Entertainment & Leisure — 5.4%
Granada Group PLC	1,399,580	13,984,183
Infogrames Entertainment SA*	203,480	5,207,928
Nintendo Co. Ltd.	177,400	31,052,948
TelePizza SA*	1,767,600	9,997,015
Village Roadshow Ltd., Cl. A Preference	11,894,036	13,283,259

		73,525,333

Healthcare/Drugs — 9.2%
Actelion Ltd.*	11,539	3,775,217
Biocompatibles International PLC*	4,725,926	21,750,129
Elan Corp. PLC*††	368,780	17,862,781
Fujisawa Pharmaceutical Company Limited	466,000	18,895,182
Genset Sponsored*††	550,800	12,737,250
NeuroSearch A/S*	107,795	8,449,457
NiCox SA*	206,570	11,583,929
Oxford GlycoSciences PLC*	169,000	4,838,233
PowderJect Pharmaceuticals PLC*	2,335,925	14,145,427
Serono SA Cl. B	15,400	12,880,173

		126,917,778

	Number of Shares	Market Value

Healthcare/Supplies & Services — 6.5%
Fresenius Medical Care AG, Preference	339,300	$ 13,985,708
Hoya Corp	244,000	21,908,955
Jomed NV*	39,100	1,550,921
Nichii Gakkan Company	134,250	5,900,314
Novogen Ltd.*	4,993,300	11,992,409
Ortivus AB, A Shares*	228,600	807,987
Ortivus AB, B Shares*	730,410	2,456,734
Pliva d.d., Sponsored†,†††	632,550	6,804,467
SSL International PLC	2,151,900	23,293,026

		88,700,521

Industrial Services — 4.1%
3i Group PLC	1,026,899	21,127,317
Bellsystem 24, Inc.	4,100	2,015,094
Boskalis Westminster	1,148,702	18,774,271
Fomento de Construcciones y Contratas SA	710,100	13,477,769
ICTS International NV*	245,000	1,316,875

		56,711,326

Insurance — 1.2%
Axa	56,500	8,936,447
Ceres, Inc., Preferred Callable Stocks*	900,000	3,600,000
Ockham Holdings PLC	2,777,000	3,531,511

		16,067,958

Manufacturing — 6.0%
GSI Lumonics, Inc.*	763,400	26,814,425
Hamamatsu Photonics K K	286,000	20,408,960
Jenoptik AG	1,154,800	33,264,707
Sauer, Inc.	200,000	1,975,000

		82,463,092

Media — 12.6%
Carlton Communications PLC	1,048,500	13,492,308
Grupo Televisa SA, Sponsored*†††	318,200	21,935,913
Impresa Sociedade Gestora de Participacoes, S.A.*	166,700	1,837,667
Naspers Limited, N Shares	1,155,500	9,629,475

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual International Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value

ProSieben Media AG, Preferred	352,510	$ 42,239,053
Reed International PLC	9,000,000	78,344,100
Singapore Press Holdings Ltd.	400,000	6,246,480

		173,724,996

Non-Durable Household Goods — 0.7%
Wella AG	52,000	1,485,432
Wella AG, Preference	278,900	8,635,413

		10,120,845

Oil & Gas — 0.6%
Expro International Group PLC	1,323,000	8,211,861

Real Estate — 1.3%
Brazil Realty SA†,†††	176,000	2,634,227
IRSA Inversiones y Representaciones SA	2,427,181	5,583,730
Solidere*†††	1,499,100	9,628,120

		17,846,077

Retail: General — 1.7%
Gucci Group NV	72,900	6,907,275
SkyePharma PLC*	12,731,000	16,575,762

		23,483,037

Telecommunications — 1.0%
Debitel AG	62,900	3,316,239
Toyo Communication Equipment Co., Ltd.	709,000	10,574,522

		13,890,761

Telephone Utilities — 3.2%
CCT Telecom Holdings LTD	7,768,000	1,943,554
DDI Corporation	650	6,266,451
Tele Norte Leste Participacoes SA	153,040	3,615,570
Tele Norte Leste Participacoes SA	888,706,771	17,240,911
Tele Norte Leste Participacoes SA Preference	103,928,734	2,431,932
Telesp Celular Participacoes SA, Preferred	332,363,124	6,015,773
Videsh Sanchar Nigam Ltd.†††	500,000	6,770,600

		44,284,791

	Number of Shares	Market Value

Tobacco — 1.4%
Compagnie Financiere Richemont AG, A Units	7,190	$ 19,433,447

Transportation — 1.1%
MIF Ltd.*	334,194	3,323,359
Smit Internationale NV	517,368	12,150,594

		15,473,953

TOTAL EQUITIES (Cost $1,173,172,070)		1,348,799,304

		Principal Amount

SHORT-TERM INVESTMENTS — 13.6%
Cash Equivalents
Bank of America Bank Note**
6.670%	03/22/2001	$ 4,029,189	4,029,189
Bank of Montreal Bank Note**
6.630%	08/16/2000	7,715,315	7,715,315
Bank of Nova Scotia Eurodollar Time Deposit**
7.000%	07/03/2000	8,058,380	8,058,380
Credit Agricole Bank Eurodollar Time Deposit**
6.750%	07/06/2000	27,014,397	27,014,397
Credit Agricole Bank Eurodollar Time Deposit**
6.750%	07/07/2000	4,029,190	4,029,190
Den Danske Bank Eurodollar Time Deposit**
6.810%	07/05/2000	13,073,694	13,073,694
First Union Bank Note**
6.900%	05/09/2001	4,029,189	4,029,189
Fleet National Bank Eurodollar Time Deposit**
7.260%	10/31/2000	758,405	758,405
HypoVereinsbank Eurodollar Time Deposit**
6.750%	07/05/2000	46,076,579	46,076,579
Merrimac Money Market Fund**
6.440%	07/03/2000	45,272,182	45,272,182
MetLife Insurance Company Funding Agreement**
6.690%	08/01/2000	10,000,000	10,000,000
Morgan Stanley Dean Witter & Co.**
6.890%	07/17/2000	2,205,976	2,205,976

		Principal Amount	Market Value

Morgan Stanley Dean Witter & Co.**
6.910%	11/22/2000	$ 2,686,125	$ 2,686,125
Paribas Bank Eurodollar Time Deposit**
6.750%	07/05/2000	13,116,755	13,116,755

			188,065,376

TOTAL SHORT-TERM INVESTMENTS (At Amortized Cost)			188,065,376

TOTAL INVESTMENTS — 111.6%
(Cost $1,361,237,446)***			1,536,864,680

Other Assets/ (Liabilities) — (11.6%)			(160,226,287)

NET ASSETS — 100.0%			$ 1,376,638,393

Notes to Portfolio of Investments

*	Non-income producing security.
**	Represents investment of security lending collateral. (Note 2).
***	Aggregate cost for Federal tax purposes. (Note 7).

†	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

††	American Depository Receipt

†††	Global Depository Receipt

The accompanying notes are an integral part of the financial statements.

MassMutual International Equity Fund – Financial Statements

Statement of Assets and Liabilities

June 30, 2000 (Unaudited)
Assets:
Investments, at value (cost $1,173,172,070) (Note 2)	$1,348,799,304
Short-term investments, at amortized cost (Note 2)	188,065,376

Total Investments	1,536,864,680
Cash	873,117
Receivables from:
Investments sold	67,121,905
Interest and dividends	3,558,900
Foreign taxes withheld	1,030,930

Total assets	1,609,449,532

Liabilities:
Payables for:
Investments purchased	3,008,306
Open forward foreign currency contracts (Note 2)	196,210
Securities on loan (Note 2)	188,065,376
Directors’ fees and expenses (Note 3)	2,200
Affiliates (Note 3):
Investment management fees	943,935
Administration fees	133,586
Service fees	2,079
Due to Custodian	40,438,283
Accrued expenses and other liabilities	21,164

Total liabilities	232,811,139

Net assets	$1,376,638,393

Net assets consist of:
Paid-in capital	$ 956,258,147
Undistributed net investment income	6,695,953
Accumulated net realized gain on investments and foreign currency translations	238,024,223
Net unrealized appreciation on investments, forward foreign currency contracts, foreign currency and other assets and liabilities	175,660,070

$1,376,638,393

Net assets:
Class A	$ 7,678,212

Class L	$ 34,782,385

Class Y	$ 17,247,893

Class S	$1,316,929,903

Shares outstanding:
Class A	426,553

Class L	1,932,135

Class Y	954,340

Class S	72,784,796

Net asset value, offering price and redemption price per share:
Class A	$ 18.00

Class L	$ 18.00

Class Y	$ 18.07

Class S	$ 18.09

The accompanying notes are an integral part of the financial statements.

MassMutual International Equity Fund – Financial Statements (Continued)

Statement of Operations

Six months ended June 30, 2000 (Unaudited)
Investment income: (Note 2)
Dividends (net of withholding tax of $1,728,153)	$ 12,434,517
Interest (including securities lending income of $622,979)	1,249,446

Total investment income	13,683,963

Expenses: (Note 2)
Investment management fees (Note 3)	5,734,540
Custody fees	417,717
Audit and legal fees	16,480
Directors’ fees (Note 3)	4,869

6,173,606
Administration fees (Note 3):
Class A	3,233
Class L	27,036
Class Y	11,585
Class S	756,149
Service fees (Note 3):
Class A	2,738

Total expenses	6,974,347

Net investment income	6,709,616

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	236,730,304
Foreign currency transactions	(2,527,578)

Net realized gain	234,202,726

Net change in unrealized appreciation (depreciation) on:
Investments	(178,133,555)
Translation of assets and liabilities in foreign currencies	52,367

Net unrealized loss	(178,081,188)

Net realized and unrealized gain	56,121,538

Net increase in net assets resulting from operations	$ 62,831,154

The accompanying notes are an integral part of the financial statements.

MassMutual International Equity Fund – Financial Statements (Continued)

Statements of Changes in Net Assets

	Six months ended June 30, 2000 (Unaudited)	Year ended December 31, 1999
Increase (Decrease) in Net Assets:
Operations:
Net investment income	$ 6,709,616	$ 3,082,511
Net realized gain on investment and foreign currency transactions	234,202,726	47,989,982
Net change in unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	(178,081,188)	340,790,615

Net increase in net assets resulting from operations	62,831,154	391,863,108

Distributions to shareholders (Note 2):
From net investment income:
Class A	-	(132)
Class L	-	(13,159)*
Class Y	-	(17,720)
Class S	-	(1,820,199)

Total distributions from net investment income	-	(1,851,210)

From net realized gains:
Class A	-	(22,842)
Class L	-	(291,010)*
Class Y	-	(372,924)
Class S	-	(49,909,963)

Total distributions from net realized gains	-	(50,596,739)

Net fund share transactions (Note 5):
Class A	7,183,225	289,776
Class L	26,551,711	5,771,331 *
Class Y	7,659,231	6,877,168
Class S	167,337,062	111,587,226

Increase in net assets from net fund share transactions	208,731,229	124,525,501

Total increase in net assets	271,562,383	463,940,660

Net assets:
Beginning of period	1,105,076,010	641,135,350

End of period (including undistributed net investment income of $6,695,953 and undistributed net investment loss of $13,663, respectively)	$1,376,638,393	$1,105,076,010

* For the period from May 3, 1999 (commencement of operations) through December 31, 1999.

The accompanying notes are an integral part of the financial statements.

MassMutual International Equity Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Six months ended 6/30/00 (Unaudited)		Year ended 12/31/99		Year ended 12/31/98†
Net asset value, beginning of period	$ 16.91		$ 11.37		$ 12.81

Income (Loss) from investment operations:
Net investment income (loss)	0.06	***	(0.04	)***	0.01 ***
Net realized and unrealized gain (loss) on investments	1.03		6.39		0.53

Total income (loss) from investment operations	1.09		6.35		0.54

Less distributions to shareholders:
From net investment income	-		(0.00	)****	(0.12)
From net realized gains	-		(0.81)		(1.86)

Total distributions	-		(0.81)		(1.98)

Net asset value, end of period	$ 18.00		$ 16.91		$ 11.37

Total Return@	6.45%	**	56.25%		4.40%

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$ 7,678		$ 548		$ 135
Net expenses to average daily net assets	1.50%	*	1.55%		1.69%
Net investment income (loss) to average daily net assets	0.69%	*	(0.28)%		0.10%
Portfolio turnover rate	40%	**	63%		80%

	Class L
	Six months ended 6/30/00 (Unaudited)		Period ended 12/31/99+
Net asset value, beginning of period	$ 16.89		$ 12.00

Income (Loss) from investment operations:
Net investment income (loss)	0.09	***	(0.05	)***
Net realized and unrealized gain (loss) on investments	1.02		5.78

Total income (loss) from investment operations	1.11		5.73

Less distributions to shareholders:
From net investment income	-		(0.03)
From net realized gains	-		(0.81)

Total distributions	-		(0.84)

Net asset value, end of period	$ 18.00		$ 16.89

Total Return@	6.57%	**	48.17%	**

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$34,782		$ 7,335
Net expenses to average daily net assets	1.23%	*	1.26%	*
Net investment income (loss) to average daily net assets	0.96%	*	(0.54)%	*
Portfolio turnover rate	40%	**	63%	**

*	Annualized
**	Percentage represents results for the period and are not annualized.
***	Per share amount calculated on the average shares method.
****	Distributions from income is less than $0.01 per share.
+	For the period from May 3, 1999 (commencement of operations) through December 31, 1999.
†	Amounts have been restated to reflect reverse stock splits.
@
Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual International Equity Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Six months ended 6/30/00 (Unaudited)		Year ended 12/31/99		Year ended 12/31/98†
Net asset value, beginning of period	$ 16.95		$ 11.37		$ 12.83

Income (Loss) from investment operations:
Net investment income (loss)	0.09	***	(0.01	)***	0.06 ***
Net realized and unrealized gain (loss) on investments	1.03		6.44		0.55

Total income (loss) from investment operations	1.12		6.43		0.61

Less distributions to shareholders:
From net investment income	-		(0.04)		(0.21)
From net realized gains	-		(0.81)		(1.86)

Total distributions	-		(0.85)		(2.07)

Net asset value, end of period	$ 18.07		$ 16.95		$ 11.37

Total Return@	6.61%	**	57.04%		4.84%

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$ 17,248		$ 9,335		$ 503
Net expenses to average daily net assets	1.06%	*	1.11%		1.23%
Net investment income (loss) to average daily net assets	0.96%	*	(0.09)%		0.43%
Portfolio turnover rate	40%	**	63%		80%

	Class S(1)
	Six months ended 6/30/00 (Unaudited)		Year ended 12/31/99		Year ended 12/31/98	Year ended 12/31/97	Year ended 12/31/96	Year ended 12/31/95
Net asset value, beginning of period	$ 16.96		$ 11.37		$ 12.38	$ 11.11	$ 9.58	$ 9.28

Income (Loss) from investment operations:
Net investment income	0.09	***	0.05	***	0.10	0.06	0.06	0.07
Net realized and unrealized gain (loss) on investments	1.04		6.38		0.51	1.69	1.71	0.41

Total income (loss) from investment operations	1.13		6.43		0.61	1.75	1.77	0.48

Less distributions to shareholders:
From net investment income	-		(0.03)		(0.17)	(0.07)	(0.24)	(0.07)
In excess of net investment income	-		-		-	-	-	(0.11)
From net realized gains	-		(0.81)		(1.45)	(0.41)	-	-

Total distributions	-		(0.84)		(1.62)	(0.48)	(0.24)	(0.18)

Net asset value, end of period	$ 18.09		$ 16.96		$ 11.37	$ 12.38	$ 11.11	$ 9.58

Total Return@	6.66%	**	56.98%		5.05%	15.79%	18.51%	5.13%

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$1,316,930		$1,087,858		$640,498	$546,790	$356,311	$220,718
Ratio of expenses to average daily net assets:
Before expense waiver	1.03%	*	1.06%		1.04%	1.07%	1.07%	1.09%
After expense waiver #	N/A		N/A		N/A	1.06%	1.00%	1.00%
Net investment income to average daily net assets	1.00%	*	0.42%		0.73%	0.53%	0.59%	0.76%
Portfolio turnover rate	40%	**	63%		80%	83%	58%	121%

*	Annualized
**	Percentage represents results for the period and are not annualized.
***	Per share amount calculated on the average shares method.
†	Amounts have been restated to reflect reverse stock splits.
(1)	Class S shares were previously designated as Class 4 shares.
#	Computed after giving effect to the voluntary partial waiver of management fee by MassMutual, which terminated May 1, 1997.
@
Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

1. The Fund
MassMutual Institutional Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company. The Trust is organized under the laws of the Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated May 28, 1993, as amended. The Trust consists of the following series (each individually referred to as a “Fund” or collectively as the “Funds”): MassMutual Prime Fund (“Prime Fund”), MassMutual Short-Term Bond Fund (“Short-Term Bond Fund”), MassMutual Core Bond Fund (“Core Bond Fund”), MassMutual Diversified Bond Fund (“Diversified Bond Fund”), MassMutual Balanced Fund (“Balanced Fund”), MassMutual Core Equity Fund (“Core Equity Fund”), MassMutual Large Cap Value Fund (“Large Cap Value Fund”), MassMutual Indexed Equity Fund (“Indexed Equity Fund”), MassMutual Growth Equity Fund (“Growth Equity Fund”), MassMutual Aggressive Growth Fund (“Aggressive Growth Fund”), MassMutual OTC 100 Fund (“OTC 100 Fund”), MassMutual Focused Value Fund (“Focused Value Fund”), MassMutual Small Cap Value Equity Fund (“Small Cap Value Equity Fund”), MassMutual Mid Cap Growth Equity Fund (“Mid Cap Growth Equity Fund”), MassMutual Mid Cap Growth Equity II Fund (“Mid Cap Growth Equity II Fund”), MassMutual Small Cap Growth Equity Fund (“Small Cap Growth Equity Fund”), MassMutual Emerging Growth Fund (“ Emerging Growth Fund”), and MassMutual International Equity Fund (“International Equity Fund”).

Large Cap Value Fund, Aggressive Growth Fund, OTC 100 Fund, Focused Value Fund and Emerging Growth Fund commenced operations May 1, 2000. Additionally, Mid Cap Growth Equity II Fund commenced operations June 1, 2000.

Prior to May 1, 2000, Indexed Equity Fund was a “feeder” fund. The Fund invested all of its assets in the S&P 500® Index Master Portfolio (the “Master Portfolio”) managed by Barclays Global Fund Advisors (“BFGA”). Effective April 30, 2000, the Fund terminated the master-feeder structure and received an in-kind distribution of its pro-rata share of each security held by the Master Portfolio, the sum total of which equaled the Fund’s investment in the Master Portfolio as of April 30, 2000. As of May 1, 2000, the Fund operates as a stand-alone open-end management investment company.

During the reporting period, each Fund had four classes of shares: Class A, Class L, Class Y, and Class S. The principal economic difference among the Classes is the level of service and administration fees borne by the Classes. The classes of shares are offered to different types of investors, as outlined in the Trust’s Prospectus.

2. Significant Accounting Policies
The following is a summary of significant accounting policies followed consistently by each Fund in the preparation of the financial statements in conformity with generally accepted accounting principles. The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Investment Valuation
Equity securities are valued on the basis of valuations furnished by a pricing service, authorized by the Trustees, which provides the last reported sale price for securities listed on a national securities exchange or on the NASDAQ National Market System, or in the case of over-the-counter securities not so listed, the last reported bid price. Debt securities (other than short-term obligations with a remaining maturity of sixty days or less) are valued on the basis of valuations furnished by a pricing service, authorized by the Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Money market obligations with a remaining maturity of sixty days or less are valued at either amortized cost or at original cost plus accrued interest, whichever approximates current market value. All other securities and other assets, including debt securities for which the prices supplied by a pricing agent are deemed by MassMutual not to be representative of market values, including restricted securities and securities for which no market quotation is available, are valued at fair value in accordance with procedures approved by and determined in good faith by the Trustees, although the actual calculation may be done by others.

Notes to Financial Statements (Continued)

Portfolio securities traded on more than one national securities exchange are valued at the last price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. All assets and liabilities expressed in foreign currencies will be converted into U.S. dollars at the mean between the buying and selling rates of such currencies against U.S. dollars last quoted by any major bank. If such quotations are not available, the rate of exchange will be determined in accordance with policies established by the Trustees.

Securities Lending
Each Fund may lend its securities to qualified brokers. The loans are collateralized at all times with cash or securities with a market value at least equal to 102% of the market value of the securities on loan. As with other extensions of credit, the Funds may bear the risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Funds receive compensation for lending their securities. At June 30, 2000, the Funds loaned securities having the following market values, collateralized by cash, which were invested in short-term instruments in the following amounts:

	Securities on loan	Collateral
Core Bond Fund	$76,657,872	$78,029,000

Balanced Fund	28,459,274	28,963,432

Core Equity Fund	87,028,991	90,095,124

Large Cap Value Fund	4,903,764	5,076,391

Indexed Equity Fund	21,586,980	22,357,222

Growth Equity Fund	17,361,462	17,887,648

OTC 100 Fund	1,663,031	1,721,400

Small Cap Value Equity Fund	21,640,913	22,503,400

Mid Cap Growth Equity Fund	16,213,279	16,830,860

Small Cap Growth Equity Fund	34,685,321	35,902,099

Emerging Growth Fund	7,013,008	7,271,664

International Equity Fund	179,482,681	188,065,376

Accounting for Investments
Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments and unrealized appreciation and depreciation of investments are computed on the specific identification cost method. Interest income, adjusted for amortization of discounts and premiums on investments, is earned from the settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

Federal Income Tax
It is each Fund’s intent to continue to comply with the provisions of subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to a regulated investment company. Under such provisions, the Funds will not be subject to federal income taxes on their ordinary income and net realized capital gain to the extent they are distributed or deemed to have been distributed to their shareholders. Therefore, no Federal income tax provision is required.

Dividends and Distributions to Shareholders
Dividends from net investment income and distributions of any net realized capital gains of each Fund are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to investments in forward contracts, passive foreign investment companies, the deferral of wash sale losses, and paydowns on certain mortgage-backed securities. As a result, net investment income and net realized gain on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Funds may periodically make reclassifications among certain of their capital accounts without impacting the net asset value of the Funds.

Foreign Currency Translation
The books and records of the Funds are maintained in U.S. dollars. The market values of foreign currencies, foreign securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the buying and selling rates of such currencies against the U.S. dollar at the end of each business day. Purchases and sales of foreign securities and income and expense items are translated at the rates of exchange prevailing on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations arising from changes in the exchange rates from that portion arising from changes in the market prices of securities.

Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of dividends recorded on the books of the Funds and the amount actually received.

Forward Foreign Currency Contracts
Each Fund may enter into forward foreign currency contracts in order to convert foreign denominated securities or obligations to U.S. dollar denominated investments. The International Equity Fund may engage in such transactions to manage the value of portfolio holdings against future movements in certain foreign currency exchange rates. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward foreign currency exchange rates. Forward foreign currency contracts are marked to market daily and the change in their value is recorded by the Funds as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through delivery or offset by entering into another forward foreign currency contract, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset.

Forward foreign currency contracts involve a risk of loss from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in foreign currency values and interest rates.

The notional or contractual amounts of these instruments represent the investments the Funds have in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risk associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of the obligations for the Growth Equity Fund and the International Equity Fund under these financial instruments at June 30, 2000 is as follows:

Notes to Financial Statements (Continued)

Settlement Date	Contracts to Deliver/Receive	Units of Currency	In Exchange for U.S. Dollars	Contracts at Value	Unrealized Appreciation (Depreciation)

Growth Equity Fund
BUYS
06/27/00	Euro	188,752	$ 178,050	$ 180,938	$ 2,888
07/03/00	Euro	177,234	168,780	169,897	1,117

					$ 4,005

SELLS
07/05/00	Swedish Krona	2,391,607	270,421	272,681	(2,260)
07/06/00	British Pound	206,363	313,259	312,434	825

					$ (1,435)

International Equity Fund
BUYS
07/05/00	British Pound	41,791	63,330	63,271	(59)
07/05/00	British Pound	37,059	56,160	56,108	(52)

					$ (111)

SELLS
07/03/00	Swiss Franc	441,964	268,966	271,794	(2,828)
07/03/00	Swiss Franc	344,942	209,920	212,128	(2,208)
07/03/00	Euro	292,869	276,937	280,744	(3,807)
07/03/00	Euro	56,072	53,021	53,750	(729)
07/03/00	Euro	1,334,509	1,261,912	1,279,260	(17,348)
07/31/00	Euro	5,893,886	5,568,543	5,649,879	(81,336)
07/31/00	Euro	1,957,810	1,854,829	1,876,756	(21,927)
07/31/00	Euro	5,885,318	5,575,750	5,641,666	(65,916)

					$(196,099)

Forward Commitments
Each Fund may purchase or sell securities on a “when issued” or delayed delivery or on a forward commitment basis. The Funds use forward commitments to manage interest rate exposure or as a temporary substitute for purchasing or selling particular debt securities. Delivery and payment for securities purchased on a forward commitment basis can take place a month or more after the date of the transaction. The Funds instruct the custodian to segregate assets in a separate account with a current market value at least equal to the amount of its forward purchase commitments. The price of the underlying security and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the forward commitment is determined by management using a commonly accepted pricing model and fluctuates based upon changes in the value of the underlying security and market repurchase rates. Such rates equate the counterparty’s cost to purchase and finance the underlying security to the earnings received on the security and forward delivery proceeds. The Funds record on a daily basis the unrealized appreciation/depreciation based upon changes in the value of the forward commitment. When a forward commitment contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. The Funds could also be exposed to loss if they cannot close out their forward commitments because of an illiquid secondary market, or the inability of counterparties to perform. The Funds monitor exposure to ensure counterparties are creditworthy and concentration of exposure is minimized. A summary of open obligations for the Short-Term Bond Fund and the Core Bond Fund under these forward commitments at June 30, 2000, is as follows:

Notes to Financial Statements (Continued)

Forward Commitment Contracts to Buy	Expiration of Contracts	Aggregate Face Value of Contracts	Cost	Market Value	Unrealized Appreciation

Short-Term Bond Fund
FNMA
7.5% 07/01/2030	Jul-00	$ 2,000,000	$ 1,962,500	$ 1,971,560	$ 9,060

Core Bond Fund
FNMA
7.5% 07/01/2030	July-00	14,000,000	$13,735,469	13,800,920	65,451
FNMA
8.0% 07/01/2030	July-00	6,000,000	5,928,750	6,025,320	96,570
FNMA
8.0% 08/01/2030	August-00	13,000,000	12,976,172	13,038,610	62,438

					$224,459

Financial Futures Contracts
The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. A summary of open futures contracts for the Indexed Equity Fund and the OTC 100 Fund at June 30, 2000, is as follows:

Number of Contracts	Type	Expiration Date	Notional Contract Value	Net Unrealized Depreciation
Indexed Equity Fund
BUYS
12	S & P 500	09/15/00	$4,404,300	$(56,647)

OTC 100 Fund
BUYS
2	NASDAQ 100	09/15/00	763,400	(1,610)

Allocation of Operating Activity
In maintaining the records for the Funds, the income and expense accounts are allocated to each class of shares. Investment income, unrealized and realized gains or losses are prorated among the classes of shares based on the relative net assets of each. Expenses are allocated to each class of shares depending on the nature of the expenditures. Administration and service fees, which are directly attributable to a class of shares, are charged to that class’ operations. Expenses of the Fund not directly attributable to the operations of any class of shares or Fund are prorated among the Funds and classes to which the expense relates based on the relative net assets of each.

Notes to Financial Statements (Continued)

3.	Management
Fees and Other
Transactions
With Affiliates

Investment Management Fees
Under agreements between the Trust and Massachusetts Mutual Life Insurance Company (“MassMutual”) with respect to each Fund, MassMutual is responsible for providing investment management for each Fund. In return for this service, MassMutual receives advisory fees monthly based upon each Fund’s average daily net assets at the following annual rates:

Prime Fund	0.35%
Short-Term Bond Fund	0.40%
Core Bond Fund	0.48%
Diversified Bond Fund	0.50%
Balanced Fund	0.48%
Core Equity Fund	0.50%
Large Cap Value Fund	0.65%
Indexed Equity Fund	0.10%
Growth Equity Fund	0.68%
Aggressive Growth Fund	0.73%
OTC 100 Fund	0.15%
Focused Value Fund	0.69%
Small Cap Value Equity Fund	0.58%
Mid Cap Growth Equity Fund	0.70%
Mid Cap Growth Equity II Fund	0.75%
Small Cap Growth Equity Fund	0.82%
Emerging Growth Fund	0.79%
International Equity Fund	0.85%

Prior to May 1, 2000, the Indexed Equity Fund was not charged a direct investment advisory fee. BFGA received advisory fees in the amount of 0.05% of the average daily net assets of Master Portfolio in which the Indexed Equity Fund invested. This resulted in the Indexed Equity Fund being charged this fee indirectly.

Effective January 1, 2000, David L. Babson and Company Inc. (“DLB”) receives a sub-advisory fee equal to an annual rate of 0.05% of the average daily net assets of the Prime Fund, 0.08% of the average daily net assets of the Short-Term Bond Fund, 0.10% of the average daily net assets of the Core Bond Fund, 0.10% of the average daily net assets of the Diversified Bond Fund and 0.09% of the average daily net assets of the Prime and Core Bond Segments of the Balanced Fund. (Note 8).

DLB continues to provide sub-advisory services for investment and reinvestment of the assets of the Core Equity Fund, Small Cap Value Equity Fund and the Core Equity sector of the Balanced Fund. DLB receives a fee equal to an annual rate of 0.13% of the average daily net assets of the Core Equity Fund and the Core Equity sector of the Balanced Fund and 0.25% of the average daily net assets of the Small Cap Value Equity Fund.

MassMutual has entered into an investment sub-advisory agreement with its subsidiary OppenheimerFunds, Inc. (“OFI”). This agreement provides that OFI manage the investment and reinvestment of the assets of the International Equity Fund. OFI receives a fee equal to an annual rate of 0.50% of the average daily net assets of the International Equity Fund.

MassMutual has also entered into investment sub-advisory agreements with the following unaffiliated investment sub-advisers; Davis Select Advisers, L.P. (“Davis”), Bankers Trust Company doing business under the marketing name Deutche Asset Management (“DAM’’), Massachusetts Financial Services

Notes to Financial Statements (Continued)

Company (“MFS”), Janus Capital Corporation (“Janus”), Harris Associates LP (“Harris Associates”), Miller Anderson & Sherrerd, LLP (“MAS”), T. Rowe Price Associates, Inc. (“T. Rowe Price”), J.P. Morgan Investment Management, Inc. (“J.P. Morgan”), Waddell & Reed Investment Management Company (“Waddell & Reed”) and RS Investment Management L.P. (“RS”). MassMutual pays a sub-advisory fee to each of these sub-advisers based upon (1) the average daily net assets of the specified Fund which it manages, and (2) the average daily net assets of all other funds or accounts of MassMutual or its affiliates for which the sub-adviser provides sub-advisory services.

The sub-advisory agreement with Davis provides that Davis manage the investment and reinvestment of the assets of the Large Cap Value Fund. Davis receives a fee equal to an annual rate of 0.45% of the first $100,000,000, 0.40% on the next $400,000,000 and 0.35% of aggregate net assets under management in excess of $500,000,000.

The sub-advisory agreement with DAM provides that DAM manage the investment and reinvestment of the assets of the Indexed Equity Fund and OTC 100 Fund. DAM receives a fee equal to an annual rate of 0.01% of the first $1,000,000,000 and 0.0075% of aggregate net assets under management in excess of $1,000,000,000 for the Indexed Equity Fund. For the OTC 100 Fund, DAM receives a fee equal to an annual rate of 0.05% of the first $200,000,000, 0.04% on the next $200,000,000 and 0.02% of aggregate net assets under management in excess of $400,000,000.

The sub-advisory agreement with MFS provides that MFS manage the investment and reinvestment of the assets of the Growth Equity Fund. MFS receives a fee equal to an annual rate of 0.40% of the first $300,000,000, 0.37% of the next $300,000,000, 0.35% of the next $300,000,000, 0.32% of the next $600,000,000 and 0.25% of aggregate net assets under management in excess of $1,500,000,000.

The sub-advisory agreement with Janus provides that Janus manage the investment and reinvestment of the assets of the Aggressive Growth Fund. Janus receives a fee equal to an annual rate of 0.55% of the first $100,000,000, 0.50% on the next $400,000,000 and 0.45% of net assets in excess of $500,000,000.

The sub-advisory agreement with Harris Associates provides that Harris Associates manage the investment and reinvestment of the assets of the Focused Value Fund. Harris Associates receives a fee equal to an annual rate of 0.50% of the first $100,000,000, 0.45% on the next $400,000,000 and 0.40% of aggregate net assets under management in excess of $500,000,000.

The sub-advisory agreement with MAS provides that MAS manage the investment and reinvestment of the assets of the Mid Cap Growth Equity Fund. MAS receives a fee equal to an annual rate of 0.55% of the first $150,000,000 and 0.50% of aggregate net assets under management in excess of $150,000,000.

The sub-advisory agreement with T. Rowe Price provides that T. Rowe Price manage the investment and reinvestment of the assets of the Mid Cap Growth Equity II Fund. T. Rowe Price receives a fee equal to an annual rate of 0.50% on aggregate net assets under management.

The sub-advisory agreement with J.P. Morgan provides that J.P. Morgan manage a portion of the investment and reinvestment of the assets of the Small Cap Growth Equity Fund. J.P. Morgan receives a fee equal to an annual rate of 0.60% of the first $200,000,000, 0.55% of the next $300,000,000 and 0.50% of aggregate net assets under management in excess $500,000,000.

The sub-advisory agreement with Waddell & Reed provides that Waddell & Reed manage a portion of the investment and reinvestment of the assets of the Small Cap Growth Equity Fund. Waddell & Reed receives a fee equal to an annual rate of 0.75% of the first $100,000,000 and 0.70% of aggregate net assets under management in excess $100,000,000.

The sub-advisory agreement with RS provides that RS manage the investment and reinvestment of the assets of the Emerging Growth Fund. RS receives a fee equal to an annual rate of 0.65% of the first $200,000,000, 0.60% on the next $200,000,000 and 0.55% of aggregate net assets under management in excess of $400,000,000.

Notes to Financial Statements (Continued)

Administration Fees
Under separate administrative and shareholder services agreements between each Fund and MassMutual, MassMutual provides certain administrative and shareholder services and bears some class specific administrative expenses. In return for these services, MassMutual receives an administrative services fee monthly based upon the average daily net assets of the applicable class of shares of the Fund at the following annual rates:

	Class A	Class L	Class Y	Class S
Prime Fund	0.3323%	0.3323%	0.1823%	0.0823%
Short-Term Bond Fund	0.3167%	0.3167%	0.1667%	0.1167%
Core Bond Fund	0.2932%	0.2932%	0.1432%	0.0932%
Diversified Bond Fund	0.3232%	0.3232%	0.1732%	0.1232%
Balanced Fund	0.3952%	0.3952%	0.2452%	0.0852%
Core Equity Fund	0.3175%	0.3175%	0.1675%	0.0675%
Large Cap Value Fund	0.3244%	0.3244%	0.1744%	0.0844%
Indexed Equity Fund	0.4797%	0.4797%	0.3297%	0.2997%
Growth Equity Fund	0.2975%	0.2975%	0.1475%	0.0875%
Aggressive Growth Fund	0.3444%	0.3444%	0.1944%	0.0944%
OTC 100 Fund	0.6244%	0.6244%	0.4744%	0.3744%
Focused Value Fund	0.3344%	0.3344%	0.1844%	0.0844%
Small Cap Value Equity Fund	0.3345%	0.3345%	0.1845%	0.0845%
Mid Cap Growth Equity Fund	0.3075%	0.3075%	0.1575%	0.0875%
Mid Cap Growth Equity II Fund	0.3244%	0.3244%	0.1744%	0.0844%
Small Cap Growth Equity Fund	0.4075%	0.4075%	0.2575%	0.1175%
Emerging Growth Fund	0.3344%	0.3344%	0.1844%	0.0844%
International Equity Fund	0.2952%	0.2952%	0.1452%	0.1152%

Prior to May 1, 2000, MassMutual received an administrative services fee at the following annual rates for the Indexed Equity Fund:

Class A	0.5345%
Class L	0.5345%
Class Y	0.3845%
Class S	0.3545%

Service Fees
MML Distributors, LLC (the “Distributor”) acts as distributor to each Fund. Pursuant to separate 12b-1 Plans adopted by the Funds, Class A shares of each fund pay a fee of 0.25% to: (i) the Distributor for services provided and expenses incurred by its connection with the distribution of Class A shares of the Fund; and (ii) MassMutual for services provided and expenses incurred by it for purposes of maintaining or providing personal services to Class A shareholders. The Distribution fee may be spent by the Distributor on any activities or expenses primarily intended to result in the sale of Class A shares of the Fund. The Servicing Fee may be spent by MassMutual on personal services rendered to Class A shareholders of a Fund and/or maintenance of Class A shareholder accounts. The Distributor is a majority owned subsidiary of MassMutual.

Expense Waivers	MassMutual has agreed to cap the fees and expenses of the following Funds’ through April 30, 2001, as follows:

	Class A	Class L	Class Y	Class S
Diversified Bond Fund	1.09%	0.84%	0.69%	0.64%
Growth Equity Fund	1.24%	0.99%	0.84%	0.78%
Mid Cap Growth Equity Fund	1.27%	1.02%	0.87%	0.80%
Small Cap Growth Equity Fund	1.49%	1.24%	1.09%	0.95%
Notes to Financial Statements (Continued)

Other	Certain officers and trustees of the Funds are also officers of MassMutual. The compensation of unaffiliated directors of the Funds is borne by the Funds.

At June 30, 2000, MassMutual or separate investment accounts thereof owned 97.77% of the outstanding shares of the Trust.

4. Purchases And Sales of Investments	Cost of purchases and proceeds from sales of investment securities (excluding short-term investments) for the six months ended June 30, 2000 were as follows:

	Long-Term U.S. Government Securities	Other Long-Term Securities

Purchases

Short-Term Bond Fund	$47,563,172	$ 37,956,470
Core Bond Fund	36,973,752	40,950,008
Diversified Bond Fund	1,459,377	1,810,075
Balanced Fund	3,116,211	131,803,605
Core Equity Fund	-	730,215,862
Large Cap Value Fund	-	90,466,397
Indexed Equity Fund	-	20,541,594
Growth Equity Fund	-	307,906,663
Aggressive Growth Fund	-	46,555,479
OTC 100 Fund	-	28,152,621
Focused Value Fund	-	23,115,563
Small Cap Value Equity Fund	-	184,482,490
Mid Cap Growth Equity Fund	-	181,515,548
Mid Cap Growth Equity Fund II	-	19,124,105
Small Cap Growth Equity Fund	-	191,040,947
Emerging Growth Fund	-	42,079,786
International Equity Fund	-	716,568,777

Sales

Short-Term Bond Fund	$63,889,174	$ 10,852,065
Core Bond Fund	58,852,421	52,576,639
Diversified Bond Fund	861,250	1,176,796
Balanced Fund	74,920,129	189,215,191
Core Equity Fund	-	1,151,996,947
Large Cap Value Fund	-	4,642,058
Indexed Equity Fund	-	57,930,231
Growth Equity Fund	-	181,186,610
Aggressive Growth Fund	-	1,012,470
OTC 100 Fund	-	1,294,258
Focused Value Fund	-	886,768
Small Cap Value Equity Fund	-	223,471,701
Mid Cap Growth Equity Fund	-	121,774,976
Mid Cap Growth Equity Fund II	-	14,573,166
Small Cap Growth Equity Fund	-	84,516,771
Emerging Growth Fund	-	1,833,028
International Equity Fund	-	527,015,589

Notes to Financial Statements (Continued)

5. Capital Share Transactions	The Funds are authorized to issue an unlimited number of shares, with no par value in each class of shares. Changes in shares outstanding for each Fund are as follows:

	Class A
	Six months ended June 30, 2000		Year ended December 31, 1999*
	Shares	Amount	Shares	Amount
Prime Fund
Sold	902,525	$138,730,398	73,374	$ 11,352,761
Issued as reinvestment of dividends	-	-	204	30,930
Redeemed	(842,452)	(129,456,540)	(50,941)	(7,932,258)

Net increase	60,073	$ 9,273,858	22,637	$ 3,451,433

Short-Term Bond Fund
Sold	181,296	$ 1,849,128	20,024	$ 211,639
Issued as reinvestment of dividends	-	-	761	7,604
Redeemed	(2)	(21)	(19,858)	(209,907)

Net increase	181,294	$ 1,849,107	927	$ 9,336

Core Bond Fund
Sold	331,118	$ 3,429,893	52,002	559,070
Issued as reinvestment of dividends	-	-	3,529	35,827
Redeemed	(56,154)	(580,336)	(11,402)	(122,879)

Net increase	274,964	$ 2,849,557	44,129	$ 472,018

Diversified Bond Fund
Sold	20,134	$ 195,823	10,100	$ 101,000
Issued as reinvestment of dividends	-	-	408	3,906
Redeemed	(186)	(1,800)	-	-

Net increase	19,948	$ 194,023	10,508	$ 104,906

Balanced Fund
Sold	227,386	$ 2,890,762	41,448	$ 579,667
Issued as reinvestment of dividends	-	-	1,839	24,399
Redeemed	(42,368)	(546,735)	(12,355)	(169,986)

Net increase	185,018	$ 2,344,027	30,932	$ 434,080

Core Equity Fund
Sold	306,219	$ 4,794,328	107,405	$ 1,899,077
Issued as reinvestment of dividends	-	-	9,032	146,869
Redeemed	(48,931)	(770,526)	(15,904)	(278,435)

Net increase	257,288	$ 4,023,802	100,533	$ 1,767,511

Large Cap Value Fund†
Sold	76,004	$ 748,777	-	$ -
Issued as reinvestment of dividends	-	-	-	-
Redeemed	-	-	-	-

Net increase	76,004	$ 748,777	-	$ -

Indexed Equity Fund
Sold	1,114,032	$ 15,119,928	157,478	$ 2,049,106
Issued as reinvestment of dividends	-	-	2,531	34,671
Redeemed	(149,707)	(2,033,392)	(20,398)	(275,485)

Net increase	964,325	$ 13,086,536	139,611	$ 1,808,292

Growth Equity Fund
Sold	1,004,220	$ 13,362,034	204,224	$ 2,164,106
Issued as reinvestment of dividends	-	-	380	4,845
Redeemed	(109,953)	(1,439,100)	(20,122)	(220,108)

Net increase	894,267	$ 11,922,934	184,482	$ 1,948,843

Notes to Financial Statements (Continued)

	Class A
	Six months ended June 30, 2000		Year ended December 31, 1999*
	Shares	Amount	Shares	Amount
Aggressive Growth Fund†
Sold	174,659	$1,696,338	-	$ -
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(23,725)	(231,096)	-	-

Net increase	150,934	$1,465,242	-	$ -

OTC 100 Fund†
Sold	57,304	$ 560,067	-	$ -
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(5,207)	(50,802)	-	-

Net increase	52,097	$ 509,265	-	$ -

Focused Value Fund†
Sold	32,612	$ 315,383	-	$ -
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(85)	(822)	-	-

Net increase	32,527	$ 314,561	-	$ -

Small Cap Value Equity Fund
Sold	124,645	$1,750,040	6,813	$ 93,693
Issued as reinvestment of dividends	-	-	629	8,446
Redeemed	(14,745)	(206,772)	(469)	(6,313)

Net increase	109,900	$1,543,268	6,973	$ 95,826

Mid Cap Growth Equity Fund
Sold	483,687	$6,874,365	52,662	$ 564,110
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(31,596)	(445,667)	(3,627)	(46,132)

Net increase	452,091	$6,428,698	49,035	$ 517,978

Mid Cap Growth Equity II Fund††
Sold	10,100	$ 101,000	-	$ -
Issued as reinvestment of dividends	-	-	-	-
Redeemed	-	-	-	-

Net increase	10,100	$ 101,000	-	$ -

Small Cap Growth Equity Fund
Sold	543,042	$9,015,165	110,847	$1,319,106
Issued as reinvestment of dividends	-	-	1,169	18,351
Redeemed	(59,938)	(965,035)	(2,192)	(31,492)

Net increase	483,104	$8,050,130	109,824	$1,305,965

Emerging Growth Fund†
Sold	38,811	$ 383,083	-	$ -
Issued as reinvestment of dividends	-	-	-	-
Redeemed	-	(3)	-	-

Net increase	38,811	$ 383,080	-	$ -

International Equity Fund
Sold	405,752	$7,385,666	20,124	$ 282,108
Issued as reinvestment of dividends	-	-	1,388	22,974
Redeemed	(11,606)	(202,441)	(940)	(15,306)

Net increase	394,146	$7,183,225	20,572	$ 289,776

Notes to Financial Statements (Continued)

	Class L
	Six months ended June 30, 2000		Period from May 3, 1999 (commencement of operations) through December 31, 1999**
	Shares	Amount	Shares	Amount
Prime Fund
Sold	913,763	$140,460,935	229,479	$ 35,616,950
Issued as reinvestment of dividends	-	-	344	52,197
Redeemed	(936,425)	(143,830,491)	(165,002)	(25,791,275)

Net increase (decrease)	(22,662)	$ (3,369,556)	64,821	$ 9,877,872

Short-Term Bond Fund
Sold	2,976,269	$ 29,942,423	250,614	$ 2,628,682
Issued as reinvestment of dividends	-	-	9,033	89,697
Redeemed	(586,173)	(5,945,929)	(106,119)	(1,116,800)

Net increase	2,390,096	$ 23,996,494	153,528	$ 1,601,579

Core Bond Fund
Sold	3,291,592	$ 33,749,311	314,607	$ 3,392,536
Issued as reinvestment of dividends	-	-	14,348	145,498
Redeemed	(508,826)	(5,294,409)	(95,473)	(1,032,157)

Net increase	2,782,766	$ 28,454,902	233,482	$ 2,505,877

Diversified Bond Fund
Sold	-	$ -	10,100	$ 101,000
Issued as reinvestment of dividends	-	-	425	4,069
Redeemed	-	-	-	-

Net increase	-	$ -	10,525	$ 105,069

Balanced Fund
Sold	532,513	$ 6,972,899	12,470	$ 179,705
Issued as reinvestment of dividends	-	-	613	8,164
Redeemed	(184,243)	(2,324,976)	-	-

Net increase	348,270	$ 4,647,923	13,083	$ 187,869

Core Equity Fund
Sold	1,220,716	$ 19,273,362	190,854	$ 3,428,515
Issued as reinvestment of dividends	-	-	11,353	185,074
Redeemed	(149,875)	(2,372,923)	(56,669)	(1,024,431)

Net increase	1,070,841	$ 16,900,439	145,538	$ 2,589,158

Large Cap Value Fund†
Sold	1,317,511	$ 13,287,865	-	$ -
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(17,201)	(172,503)	-	-

Net increase	1,300,310	$ 13,115,362	-	$ -

Indexed Equity Fund
Sold	686,785	$ 9,312,516	133,785	$ 1,725,507
Issued as reinvestment of dividends	-	-	2,220	30,524
Redeemed	(209,187)	(2,843,216)	(7,644)	(103,666)

Net increase	477,598	$ 6,469,300	128,361	$ 1,652,365

Growth Equity Fund
Sold	2,321,048	$ 30,754,777	781,425	$ 8,169,552
Issued as reinvestment of dividends	-	-	1,399	17,880
Redeemed	(428,308)	(5,691,484)	(93,315)	(1,049,941)

Net increase	1,892,740	$ 25,063,293	689,509	$ 7,137,491

Notes to Financial Statements (Continued)

	Class L
	Six months ended June 30, 2000		Period from May 3, 1999 (commencement of operations) through December 31, 1999**
	Shares	Amount	Shares	Amount
Aggressive Growth Fund†
Sold	1,037,411	$ 9,815,242	-	$ -
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(75,058)	(741,907)	-	-

Net increase	962,353	$ 9,073,335	-	$ -

OTC 100 Fund†
Sold	29,837	$ 288,104	-	$ -
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(550)	(5,262)	-	-

Net increase	29,287	$ 282,842	-	$ -

Focused Value Fund†
Sold	175,135	$ 1,765,728	-	$ -
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(3,125)	(30,526)	-	-

Net increase	172,010	$ 1,735,202	-	$ -

Small Cap Value Equity Fund
Sold	848,804	$ 11,880,407	171,086	$ 2,386,181
Issued as reinvestment of dividends	-	-	4,162	55,693
Redeemed	(257,626)	(3,662,153)	(54,682)	(766,002)

Net increase	591,178	$ 8,218,254	120,566	$ 1,675,872

Mid Cap Growth Equity Fund
Sold	866,772	$ 12,707,624	348,047	$ 3,652,290
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(134,630)	(1,936,913)	(14,789)	(187,707)

Net increase	732,142	$ 10,770,711	333,258	$ 3,464,583

Mid Cap Growth Equity II Fund††
Sold	10,329,748	$103,774,118	-	$ -
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(226,966)	(2,381,641)	-	-

Net increase	10,102,782	$101,392,477	-	$ -

Small Cap Growth Equity Fund
Sold	989,982	$ 16,548,646	166,224	$ 2,023,659
Issued as reinvestment of dividends	-	-	1,488	23,386
Redeemed	(441,358)	(7,244,452)	(29,302)	(359,348)

Net increase	548,624	$ 9,304,194	138,410	$ 1,687,697

Emerging Growth Fund†
Sold	517,679	$ 4,893,294	-	$ -
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(2,188)	(21,513)	-	-

Net increase	515,491	$ 4,871,781	-	$ -

International Equity Fund
Sold	1,987,828	$ 35,459,147	547,706	$ 7,233,586
Issued as reinvestment of dividends	-	-	18,072	304,169
Redeemed	(489,828)	(8,907,436)	(131,642)	(1,766,424)

Net increase	1,498,000	$ 26,551,711	434,136	$ 5,771,331

Notes to Financial Statements (Continued)

	Class Y
	Six months ended June 30, 2000		Year ended December 31, 1999*
	Shares	Amount	Shares	Amount
Prime Fund
Sold	2,345,800	$361,651,308	1,209,819	$187,356,002
Issued as reinvestment of dividends	-	-	8,916	1,354,719
Redeemed	(2,239,696)	(345,457,590)	(1,002,697)	(154,949,637)

Net increase	106,104	$ 16,193,718	216,038	$ 33,761,084

Short-Term Bond Fund
Sold	14,862	$ 150,556	231,843	$ 2,448,022
Issued as reinvestment of dividends	-	-	11,337	113,028
Redeemed	(16,655)	(167,056)	(87,675)	(926,560)

Net increase (decrease)	(1,793)	$ (16,500)	155,505	$ 1,634,490

Core Bond Fund
Sold	718,036	$ 7,364,180	2,255,686	$ 24,322,491
Issued as reinvestment of dividends	-	-	118,565	1,203,657
Redeemed	(644,558)	(6,571,867)	(486,712)	(5,255,060)

Net increase	73,478	$ 792,313	1,887,539	$ 20,271,088

Diversified Bond Fund
Sold	4,088	$ 39,223	14,723	$ 146,750
Issued as reinvestment of dividends	-	-	628	6,010
Redeemed	(2,197)	(21,089)	(46)	(461)

Net increase	1,891	$ 18,134	15,305	$ 152,299

Balanced Fund
Sold	96,496	$ 1,228,224	5,336,744	$ 62,321,909
Issued as reinvestment of dividends	-	-	228,629	3,067,136
Redeemed	(2,505,990)	(33,274,183)	(1,154,966)	(3,703,011)

Net increase (decrease)	(2,409,494)	$ (32,045,959)	4,410,407	$ 61,686,034

Core Equity Fund
Sold	781,636	$ 11,982,670	1,603,200	$ 29,226,856
Issued as reinvestment of dividends	-	-	124,119	2,025,621
Redeemed	(642,493)	(9,924,737)	(528,923)	(8,916,151)

Net increase	139,143	$ 2,057,933	1,198,396	$ 22,336,326

Large Cap Value Fund†
Sold	10,100	$ 101,000	-	$ -
Issued as reinvestment of dividends	-	-	-	-
Redeemed	-	-	-	-

Net increase	10,100	$ 101,000	-	$ -

Indexed Equity Fund
Sold	3,088,022	$ 41,367,117	4,004,645	$ 51,359,107
Issued as reinvestment of dividends	-	-	57,981	794,235
Redeemed	(1,438,889)	(19,245,643)	(786,666)	(10,330,160)

Net increase	1,649,133	$ 22,121,474	3,275,960	$ 41,823,182

Growth Equity Fund
Sold	1,156,828	$ 15,594,092	2,953,387	$ 30,935,957
Issued as reinvestment of dividends	-	-	5,344	68,299
Redeemed	(644,006)	(8,484,397)	(315,199)	(3,586,730)

Net increase	512,822	$ 7,109,695	2,643,532	$ 27,417,526

Notes to Financial Statements (Continued)

	Class Y
	Six months ended June 30, 2000		Year ended December 31, 1999*
	Shares	Amount	Shares	Amount
Aggressive Growth Fund†
Sold	15,330	$ 153,850	-	$ -
Issued as reinvestment of dividends	-	-	-	-
Redeemed	-	-	-	-

Net increase	15,330	$ 153,850	-	$ -

OTC 100 Fund†
Sold	34,282	$ 343,712	-	$ -
Issued as reinvestment of dividends	-	-	-	-
Redeemed	-	-	-	-

Net increase	34,282	$ 343,712	-	$ -

Focused Value Fund†
Sold	10,080	$ 101,000	-	$ -
Issued as reinvestment of dividends	-	-	-	-
Redeemed	-	-	-	-

Net increase	10,080	$ 101,000	-	$ -

Small Cap Value Equity Fund
Sold	99,336	$ 1,380,693	320,351	$ 4,424,499
Issued as reinvestment of dividends	-	-	12,102	161,987
Redeemed	(79,661)	(1,095,383)	(78,501)	(1,048,552)

Net increase	19,675	$ 285,310	253,952	$ 3,537,934

Mid Cap Growth Equity Fund
Sold	1,174,568	$17,511,178	3,317,139	$ 34,191,909
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(1,040,665)	(14,883,264)	(308,339)	(3,497,621)

Net increase	133,903	$ 2,627,914	3,008,800	$ 30,694,288

Mid Cap Growth Equity II Fund††
Sold	10,100	$ 101,000	-	$ -
Issued as reinvestment of dividends	-	-	-	-
Redeemed	-	-	-	-

Net increase	10,100	$ 101,000	-	$ -

Small Cap Growth Equity Fund
Sold	2,560,241	$44,607,185	898,796	$ 11,950,977
Issued as reinvestment of dividends	-	-	7,835	123,242
Redeemed	(1,261,644)	(21,160,556)	(109,837)	(1,637,602)

Net increase	1,298,597	$23,446,629	796,794	$ 10,436,617

Emerging Growth Fund†
Sold	502,992	$ 5,300,906	-	$ -
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(10)	(104)	-	-

Net increase	502,982	$ 5,300,802	-	$ -

International Equity Fund
Sold	1,098,650	$20,363,021	568,711	$ 7,778,845
Issued as reinvestment of dividends	-	-	23,432	390,644
Redeemed	(695,113)	(12,703,790)	(85,588)	(1,292,321)

Net increase	403,537	$ 7,659,231	506,555	$ 6,877,168

Notes to Financial Statements (Continued)

	Class S
	Six months ended June 30, 2000		Year ended December 31, 1999*
	Shares	Amount	Shares	Amount
Prime Fund
Sold	4,404,490	$ 679,780,069	6,949,101	$ 1,072,954,160
Issued as reinvestment of dividends	-	-	83,012	12,628,175
Redeemed	(4,093,693)	(631,939,963)	(6,619,900)	(1,021,469,974)

Net increase	310,797	$ 47,840,106	412,213	$ 64,112,361

Short-Term Bond Fund
Sold	3,118,271	$ 31,398,978	6,231,576	$ 65,280,828
Issued as reinvestment of dividends	-	-	1,300,624	12,980,235
Redeemed	(4,735,589)	(47,701,460)	(13,888,005)	(145,060,737)

Net decrease	(1,617,318)	$ (16,302,482)	(6,355,805)	$ (66,799,674)

Core Bond Fund
Sold	13,458,080	$ 138,701,004	24,635,752	$ 266,969,331
Issued as reinvestment of dividends	-	-	3,651,807	37,178,633
Redeemed	(17,088,036)	(175,767,246)	(33,871,158)	(369,407,759)

Net decrease	(3,629,956)	$ (37,066,242)	(5,583,599)	$ (65,259,795)

Diversified Bond Fund
Sold	1,359	$ 12,999	2,533,958	$ 25,335,526
Issued as reinvestment of dividends	-	-	108,776	1,040,982
Redeemed	(1,486)	(14,381)	(30,000)	(300,000)

Net increase (decrease)	(127)	$ (1,382)	2,612,734	$ 26,076,508

Balanced Fund
Sold	5,998,665	$ 78,064,559	15,470,302	$ 220,776,192
Issued as reinvestment of dividends	-	-	2,625,658	35,268,702
Redeemed	(17,672,543)	(228,350,380)	(22,990,430)	(325,959,956)

Net decrease	(11,673,878)	$ (150,285,821)	(4,894,470)	$ (69,915,062)

Core Equity Fund
Sold	18,696,495	$ 289,851,489	36,534,385	$ 671,947,291
Issued as reinvestment of dividends	-	-	15,026,432	247,629,362
Redeemed	(52,968,945)	(824,708,170)	(72,256,616)	(1,317,324,350)

Net decrease	(34,272,450)	$ (534,856,681)	(20,695,799)	$ (397,747,697)

Large Cap Value Fund†
Sold	18,852,786	$ 187,985,765	-	$ -
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(529,625)	(5,240,163)	-	-

Net increase	18,323,161	$ 182,745,602	-	$ -

Indexed Equity Fund
Sold	22,524,859	$ 305,039,390	38,235,209	$ 492,911,870
Issued as reinvestment of dividends	-	-	1,052,750	14,407,704
Redeemed	(25,643,498)	(345,972,779)	(16,751,920)	(216,268,098)

Net increase (decrease)	(3,118,639)	$ (40,933,389)	22,536,039	$ 291,051,476

Growth Equity Fund
Sold	9,603,292	$ 127,010,839	5,330,081	$ 56,121,602
Issued as reinvestment of dividends	-	-	10,005	127,960
Redeemed	(3,294,962)	(42,860,467)	(470,411)	(5,525,376)

Net increase	6,308,330	$ 84,150,372	4,869,675	$ 50,724,186

Notes to Financial Statements (Continued)

	Class S
	Six months ended June 30, 2000		Year ended December 31, 1999*
	Shares	Amount	Shares	Amount
Aggressive Growth Fund†
Sold	4,872,275	$ 48,363,149	-	$ -
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(78,105)	(771,921)	-	-

Net increase	4,794,170	$ 47,591,228	-	$ -

OTC 100 Fund†
Sold	2,787,011	$ 27,691,027	-	$ -
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(90,229)	(881,490)	-	-

Net increase	2,696,782	$ 26,809,537	-	$ -

Focused Value Fund†
Sold	2,545,568	$ 25,451,070	-	$ -
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(30,021)	(300,775)	-	-

Net increase	2,515,547	$ 25,150,295	-	$ -

Small Cap Value Equity Fund
Sold	8,401,052	$ 116,973,777	15,290,501	$ 207,849,275
Issued as reinvestment of dividends	-	-	1,725,684	23,167,535
Redeemed	(14,640,039)	(202,962,846)	(18,384,285)	(252,533,101)

Net decrease	(6,238,987)	$ (85,989,069)	(1,368,100)	$ (21,516,291)

Mid Cap Growth Equity Fund
Sold	6,248,260	$ 91,471,346	4,926,414	$ 51,900,529
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(3,725,120)	(52,683,323)	(600,808)	(6,893,118)

Net increase	2,523,140	$ 38,788,023	4,325,606	$ 45,007,411

Mid Cap Growth Equity II Fund††
Sold	6,727,435	$ 67,626,332	-	$ -
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(211,255)	(2,220,423)	-	-

Net increase	6,516,180	$ 65,405,909	-	$ -

Small Cap Growth Equity Fund
Sold	10,597,126	$ 185,017,338	6,239,242	$ 72,748,441
Issued as reinvestment of dividends	-	-	65,056	1,023,995
Redeemed	(6,492,748)	(108,784,327)	(504,868)	(6,657,643)

Net increase	4,104,378	$ 76,233,011	5,799,430	$ 67,114,793

Emerging Growth Fund†
Sold	3,853,523	$ 38,171,629	-	$ -
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(57,914)	(581,112)	-	-

Net increase	3,795,609	$ 37,590,517	-	$ -

International Equity Fund
Sold	61,745,287	$1,149,437,495	36,807,063	$ 483,253,984
Issued as reinvestment of dividends	-	-	3,183,628	51,730,162
Redeemed	(53,085,817)	(982,100,433)	(32,217,521)	(423,396,920)

Net increase	8,659,470	$ 167,337,062	7,773,170	$ 111,587,226

†	For the period May 1, 2000 (commencement of operations) through June 30, 2000.
††	For the period June 1, 2000 (commencement of operations) through June 30, 2000.
*	For the period March 1, 1999 through December 31, 1999 for the Indexed Equity Fund.
**	For the period July 1, 1999 (commencement of operations) through December 31, 1999 for the Indexed Equity Fund.

Notes to Financial Statements (Continued)

6. Foreign Securities
The International Equity Fund invests substantially all of its assets in foreign securities. The other Funds may also invest in foreign securities, subject to certain percentage restrictions. Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of U.S. companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. Government.

7. Federal Income Tax Information	At June 30, 2000, the cost of securities and the unrealized appreciation (depreciation) in the value of investments owned by the Funds, as computed on a Federal income tax basis, are as follows:

Fund name	Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Prime Fund	$ 445,566,790	$ 11,847	$ (48,382)	$ (36,535)
Short Term Bond Fund	229,245,467	800,622	(2,661,072)	(1,860,450)
Core Bond Fund	718,723,241	4,991,347	(18,792,814)	(13,801,467)
Diversified Bond Fund	27,092,137	48,215	(1,257,431)	(1,209,216)
Balanced Fund	471,368,542	99,347,215	(13,840,025)	85,507,190
Core Equity Fund	1,728,534,782	672,302,200	(54,085,789)	618,216,411
Large Cap Value Fund	195,278,965	5,008,928	(8,751,901)	(3,742,973)
Indexed Equity Fund	762,490,008	144,349,578	(27,533,433)	116,816,145
Growth Equity Fund	247,521,759	19,139,884	(5,757,302)	13,382,582
Aggressive Growth Fund	50,077,720	2,210,283	(2,596,177)	(385,894)
OTC 100 Fund	29,668,891	1,732,645	(2,044,543)	(311,898)
Focused Value Fund	21,928,156	635,492	(1,905,273)	(1,269,781)
Small Cap Value Equity Fund	532,567,916	158,000,425	(48,394,449)	109,605,976
Mid Cap Growth Equity Fund	175,564,668	22,414,227	(10,725,277)	11,688,950
Mid Cap Growth Equity II Fund	166,256,207	14,042,874	(8,470,743)	5,572,131
Small Cap Growth Equity Fund	235,855,324	30,774,433	(18,836,734)	11,937,699
Emerging Growth Fund	51,862,216	6,189,809	(2,203,725)	3,986,084
International Equity Fund	1,361,237,446	279,451,085	(103,823,851)	175,627,234

At December 31, 1999, the following Funds had available, for Federal income tax purposes, unused capital losses:

	Amount	Expiration Date
Prime Fund	$ 21,292	12/31/2007
Prime Fund	8,471	12/31/2006
Prime Fund	7,761	12/31/2005
Prime Fund	2,368	12/31/2004
Prime Fund	2,082	12/31/2003
Core Bond Fund	6,973,915	12/31/2007
Diversified Bond Fund	108,510	12/31/2007

The following Funds elected to defer to January 1, 2000 post-October losses:

Amount
Short Term Bond Fund	$ 10,211
Core Bond Fund	439,887
Diversified Bond Fund	5,071
Balanced Fund	1,458,909
Growth Equity Fund	14,637
International Equity Fund	16,559
Notes to Financial Statements (Continued)

8.	Corporate Reorganization

Effective January 1, 2000, MassMutual completed an internal corporate reorganization among certain of the investment advisory functions and subsidiaries of (the “Reorganization”). The Reorganization combined the business operations of MassMutual’s Investment Management division (the “IM Division”) and Charter Oak Capital Management, Inc. (“Charter Oak”), a majority-owned indirect subsidiary of MassMutual, with and into DLB. DLB is a majority-owned (85%) indirect subsidiary of MassMutual. DLB is registered with the Securities & Exchange Commission as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) and, prior to the Reorganization, served as investment sub-adviser to the MassMutual Core Equity Fund, the MassMutual Small Cap Value Equity Fund and the Core Equity segment of the MassMutual Balanced Fund.

As a result of the Reorganization, MassMutual appointed DLB to serve as investment sub-adviser for the MassMutual Prime Fund, MassMutual Short-Term Bond Fund, MassMutual Core Bond Fund, MassMutual Diversified Bond Fund and the Prime and Core Bond segments of the MassMutual Balanced Fund were transferred to DLB. The Trustees of the Trust, including a majority of the Trustees who are disinterested, approved MassMutual’s appointment of DLB as sub-adviser. No increase in fees or change in portfolio management personnel for any of the Funds occurred as a result of the Reorganization or the appointment of DLB as sub-adviser to such Funds.